Registration Nos. 333-37314

811-09945

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 42	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 44	☒

(Check appropriate box or boxes.)

Natixis Funds Trust IV

(Exact Name of Registrant as Specified in Charter)

888 Boylston Street, Boston, Massachusetts	02199-8197
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (617) 449-2822

Russell Kane, Esq. Natixis Distribution, L.P. 888 Boylston Street Boston, Massachusetts 02199-8197
(Name and Address of Agent for Service)

Copy to:

John M. Loder, Esq.

Ropes & Gray

800 Boylston Street

Boston, Massachusetts 02119

Approximate Date of Public Offering

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☒	On June 1, 2020 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
June 1, 2020

	Class A	Class C	Class N	Class T*	Class Y
AEW Global Focused Real Estate Fund	NRFAX	NRCFX	NRFNX	NRETX	NRFYX
*	Class T shares of the Fund are not currently available for purchase.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-225-5478. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/natixisfunds.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved any Fund’s shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Fund Summary

AEW Global Focused Real Estate Fund

Investment Goal

The Fund seeks to provide investors with above-average income and long-term growth of capital.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Funds Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 13 of the Prospectus, in Appendix A to the Prospectus and on page 69 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class N	Class T	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	2.50%	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None*	1.00%	None	None	None
Redemption fees	None	None	None	None	None
*	A 1.00% contingent deferred sales charge (“CDSC”) may apply to certain purchases of Class A shares of $1,000,000 or more that are redeemed within eighteen months of the date of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class N	Class T	Class Y
Management fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%
Other expenses	0.48%	0.48%	0.32%	0.48%[1]	0.48%
Total annual fund operating expenses	1.48%	2.23%	1.07%	1.48%	1.23%
Fee waiver and/or expense reimbursement[2],[3]	0.33%	0.33%	0.22%	0.33%	0.33%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.15%	1.90%	0.85%	1.15%	0.90%
1	Other expenses are estimated for the current fiscal year.
2	AEW Capital Management, L.P. (“AEW” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.15%, 1.90%, 0.85%, 1.15% and 0.90% of the Fund’s average daily net assets for Class A, C, N, T and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through May 31, 2021 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Fund’s investment adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below applicable expense limitations for Class A, C, N, T and Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
3	Natixis Advisors, L.P. (“Natixis Advisors”) has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for Class N shares. This undertaking is in effect through May 31, 2021 and may be terminated before then only with the consent of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Fund Summary

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$685	$985	$1,307	$2,215
Class C	$293	$666	$1,165	$2,539
Class N	$87	$318	$569	$1,286
Class T	$364	$675	$1,007	$1,947
Class Y	$92	$358	$644	$1,459

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class C	$193	$666	$1,165	$2,539

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 107% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in securities, including common stocks and preferred stocks, of real estate investment trusts (“REITs”) and/or real estate-related companies (e.g., real estate operating companies). REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. The Fund primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. Real estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry. Companies in the real estate industry, including REITs and real estate operating companies in which the Fund may invest may have relatively small market capitalizations. The Fund invests in securities of issuers located in no fewer than three regions, North America, Europe and Asia Pacific. Under normal circumstances, the Fund’s regional weightings will be +/- 10% of the regional weightings of the Fund’s benchmark, the FTSE EPRA Nareit Developed Index (Net). Although the Fund does not seek to track any particular index, the Fund will be diversified in terms of geographic and property type exposures, and the FTSE EPRA Nareit Developed Index (Net) may be used as a benchmark for the regional weighting of the Fund’s portfolio. The Fund may invest up to 10% of its assets in securities of companies located in emerging markets. For the purposes of determining whether a particular country is considered an emerging market, the Fund uses the designation set forth by the FTSE EPRA Nareit Emerging Index. The Fund follows a focused investment approach and typically holds 40 to 50 securities.

AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate equity securities is dependent upon the underlying real estate assets and company management, as well as the overall influence of capital markets.

When selecting investments for the Fund, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:

Valuation: AEW has developed a proprietary model to assess the relative value of each stock in the Fund’s investment universe. This model is designed to estimate what an issuer’s anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the Fund’s investment universe.

Price: AEW examines the historic pricing of each company in the Fund’s universe of potential investments. Those stocks that have underperformed in price, either in absolute terms or relative to the Fund’s investment universe in general, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.

Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts, such as changes in interest rates, regional and local economic conditions and other factors, that in its opinion, could cause the marketplace to re-value the security upwards in the near term. These catalysts can be macro-economic (e.g. interest rate expectations), market-driven or company-specific (e.g. a company’s development pipeline) in nature.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

2

Fund Summary

The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

Real Estate Risk: Because the Fund concentrates its investments in REITs and the real estate industry, the Fund’s performance will be dependent in part on the performance of the real estate market and the real estate industry in general. Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Small- and Mid-Capitalization Companies Risk: Compared to large-capitalization companies, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-capitalization companies.

Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock.

Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest in securities or other instruments denominated in, or that generate income denominated in, foreign currencies. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Emerging Markets Risk: In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Cybersecurity and Technology Risk: The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.

Focused Investment Risk: Because the Fund may invest in a small number of industries or securities, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value (“NAV”).

Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Liquidity issues may also make it difficult to value the Fund’s investments.

Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market/Issuer Risk: The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year, ten-year, and life-of-class periods (as applicable) compare to those

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Fund Summary

of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at im.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return.

Total Returns for Class Y Shares

Highest Quarterly Return: First Quarter 2019, 15.22% Lowest Quarterly Return: Third Quarter 2011, -13.62%

The Fund’s Class Y shares total return year to date as of March 31, 2020 was -24.31%.

Average Annual Total Returns
(for the periods ended December 31, 2019)	Past 1 Year	Past 5 Years	Past 10 Years	Life of Class (5/1/13)
Class Y - Return Before Taxes	24.22%	6.48%	11.39%	-
Return After Taxes on Distributions	18.84%	3.36%	8.51%	-
Return After Taxes on Distributions and Sale of Fund Shares	16.69%	4.39%	8.65%	-
Class A - Return Before Taxes	16.78%	4.95%	10.44%	-
Class C - Return Before Taxes	21.98%	5.42%	10.28%	-
Class N - Return Before Taxes	24.30%	6.59%	-	7.37%
Class T - Return Before Taxes	20.75%	5.66%	10.82%	-
FTSE EPRA Nareit Developed Index (Net)	21.91%	5.56%	8.37%	4.93%

The Fund did not have Class T shares outstanding during the periods shown above. The returns of Class T shares would have been substantially similar to the returns of the Fund’s other share classes because they would have been invested in the same portfolio of securities and would only differ to the extent the other share classes did not have the same expenses. Performance of Class T shares shown above is that of Class A shares, which have the same expenses as Class T shares, restated to reflect the different sales load applicable to Class T shares.

The Fund revised its investment strategies at the close of business on May 31, 2019, and performance may have been different had the current investment strategies been in place for all periods shown.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

Management

Investment Adviser

AEW Capital Management, L.P.

Portfolio Managers

Robert Oosterkamp, Director of AEW, has served as Lead Portfolio Manager of the Fund since 2019.

Milton Low, CFA®, Director of AEW, has served as co-portfolio manager of the Fund since 2019.

Gina Szymanski, CFA®, Director of AEW, has served as co-portfolio manager of the Fund since 2017.

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Fund Summary

Purchase and Sale of Fund Shares

Class A and C Shares

The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$50
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$50
Coverdell Education Savings Accounts using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$500	$50

There is no initial or subsequent investment minimum for:

• Fee Based Programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

• Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.
• Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

Class N Shares

Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to accounts established via a transfer or any other transaction in which a new account is established. There is no initial investment minimum for Certain Retirement Plans and funds of funds that are distributed by Natixis Distribution, L.P. (the “Distributor”). Sub-accounts held within an omnibus account, where the omnibus account has at least $1,000,000, are not required to meet the investment minimum. There is no subsequent investment minimum for these shares. In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in Class N. If, after two years, an account’s value does not exceed the investment minimum requirement, the Distributor and the Fund reserve the right to redeem such account.

Class T Shares

Class T shares of the Fund are not currently available for purchase.

Class T shares of the Fund may only be purchased by investors who are investing through an authorized third party, such as a broker-dealer or other financial intermediary, that has entered into a selling agreement with Natixis Distribution, L.P. Investors may not hold Class T shares directly with the Fund. Class T shares are subject to a minimum initial investment of $2,500 and a minimum subsequent investment of $50. Not all financial intermediaries make Class T shares available to their clients.

Class Y Shares

Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $50, except there is no minimum initial or subsequent investment for:

• Fee Based Programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

• Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.
• Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.
• Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.
• Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of Natixis Advisors, L.P., clients of Natixis Advisors, L.P. and its affiliates may purchase Class Y shares of the Fund below the stated minimums.

Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund’s shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the

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Fund Summary

Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at im.natixis.com (certain restrictions may apply), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Goals, Strategies and Risks

More About Goals and Strategies

AEW Global Focused Real Estate Fund

Investment Goal

The Fund seeks to provide investors with above-average income and long-term growth of capital. The Fund’s investment goal may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in securities, including common stocks and preferred stocks, of real estate investment trusts (“REITs”) and/or real estate-related companies (e.g., real estate operating companies). REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. The Fund primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. Real estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry. Companies in the real estate industry, including REITs and real estate operating companies in which the Fund may invest may have relatively small market capitalizations. The Fund invests in securities of issuers located in no fewer than three regions, North America, Europe and Asia Pacific. Under normal circumstances, the Fund’s regional weightings will be +/- 10% of the regional weightings of the Fund’s benchmark, the FTSE EPRA Nareit Developed Index (Net). Although the Fund does not seek to track any particular index, the Fund will be diversified in terms of geographic and property type exposures, and the FTSE EPRA Nareit Developed Index (Net) may be used as a benchmark for the regional weighting of the Fund’s portfolio. The Fund may invest up to 10% of its assets in securities of companies located in emerging markets. For the purposes of determining whether a particular country is considered an emerging market, the Fund uses the designation set forth by the FTSE EPRA Nareit Emerging Index. The Fund follows a focused investment approach and typically holds 40 to 50 securities.

AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate equity securities is dependent upon the underlying real estate assets and company management, as well as the overall influence of capital markets.

When selecting investments for the Fund, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:

Valuation: AEW has developed a proprietary model to assess the relative value of each stock in the Fund’s investment universe. This model is designed to estimate what an issuer’s anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the Fund’s investment universe.

Price: AEW examines the historic pricing of each company in the Fund’s universe of potential investments. Those stocks that have underperformed in price, either in absolute terms or relative to the Fund’s investment universe in general, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.

Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts, such as changes in interest rates, regional and local economic conditions and other factors, that in its opinion, could cause the marketplace to re-value the security upwards in the near term. These catalysts can be macro-economic (e.g. interest rate expectations), market-driven or company-specific (e.g. a company’s development pipeline) in nature.

Temporary Defensive Measures

Temporary defensive measures may be used by the Fund during adverse economic, market, political or other conditions. In this event, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high-quality debt securities as it deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

Percentage Investment Limitations

The percentage limitations set forth in this Prospectus and the SAI apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the section “Portfolio Holdings Information” in the SAI.

A “snapshot” of the Fund’s investments will be found in its annual and semiannual reports. In addition, a list of the Fund’s full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund’s website at im.natixis.com/holdings. These holdings will remain

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Investment Goals, Strategies and Risks

accessible on the website until the Fund files its Form N-CSR or Form N-PORT with the SEC for the period that includes the date of the information. In addition, a list of the Fund’s top 10 holdings as of the month end is generally available within 30 business days after the month end on the Fund’s website at im.natixis.com/holdings (click fund name).

More About Risks

This section provides more information on principal risks that may affect the Fund’s portfolio, as well as information on additional risks the Fund may be subject to because of its investments or practices. In seeking to achieve its investment goals, the Fund may also invest in various types of securities and engage in various investment practices which are not a principal focus of the Fund and therefore are not described in this Prospectus. These securities and investment practices and their associated risks are discussed in the Fund’s SAI, which is available without charge upon request (see back cover). The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

Recent Market Events Risk
An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions; significant disruptions to business operations, supply chains and customer activity; lower consumer demand for goods and services; event cancellations and restrictions; service cancellations, reductions and other changes; significant challenges in healthcare service preparation and delivery; prolonged quarantines; as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of this outbreak or any future outbreak in developing or emerging market countries may be greater due to less established health care systems. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates and a substantial economic downturn or recession. Such impacts could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance and your investment in the Fund.

Currency Risk

Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest in currency-related instruments and/or securities or other instruments denominated in, or that generate income denominated in, foreign currencies. The market for some or all currencies may from time to time have low trading volume and become illiquid, which may prevent the Fund from effecting a position or from promptly liquidating unfavorable positions in such markets, thus subjecting the Fund to substantial losses. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Cybersecurity and Technology Risk

The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. These risks include, among others, theft, misuse, and improper release of confidential or highly sensitive information relating to the Fund and its shareholders, as well as compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Power outages, natural disasters, equipment malfunctions and processing errors that threaten these systems, as well as market events that occur at a pace that overloads these systems, may also disrupt business operations or impact critical data. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders, impede business transactions, violate privacy and other laws, subject the Fund to certain regulatory penalties and reputational damage, and increase compliance costs and expenses. Although the Fund has developed processes, risk management systems, and business continuity plans designed to reduce these risks, the Fund does not directly control the cybersecurity defenses, operational and technology plans and systems of its service providers, financial intermediaries and companies in which it invests or with which it does business. The Fund and its shareholders could be negatively impacted as a result. Similar types of cybersecurity risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Emerging Markets Risk

Economic and Political Risks. Emerging market countries often experience instability in their political and economic structures and have less market depth, infrastructure, capitalization and regulatory oversight than more developed markets. Government actions could have a significant impact on the economic conditions in such countries, which in turn would affect the value and liquidity of the assets of the Fund invested in emerging market securities. Specific risks that could decrease the Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges and unanticipated social or political occurrences.

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Investment Goals, Strategies and Risks

Companies trading in developing securities markets are generally smaller and have shorter operating histories than companies trading in developed markets. Foreign investors may be required to register the proceeds of sales. Settlement of securities transactions in emerging markets may be subject to risk of loss and may be delayed more often than transactions settled in the United States. Disruptions resulting from social and political factors may cause the securities markets to close. If extended closings were to occur, the liquidity and value of the Fund’s assets invested in corporate debt obligations of emerging market companies would decline.

Investment Controls; Repatriation. Foreign investment in emerging market country debt securities is restricted or controlled to varying degrees. These restrictions may at times limit or preclude foreign investment in certain emerging market country debt securities. Certain emerging market countries require government approval of investments by foreign persons, limit the amount of investments by foreign persons in a particular issuer, limit investments by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes or controls on foreign investors or currency transactions. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or proceeds of sale of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Fund.

Equity Securities Risk

The value of your investment in the Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable declines in the value of individual securities and/or periods of below-average performance in individual securities, industries or in the equity market as a whole. This may impact the Fund’s performance and may result in higher portfolio turnover, which may increase the tax liability to taxable shareholders and the expenses incurred by the Fund. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. Securities issued in initial public offerings tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Rule 144A securities may be less liquid than other equity securities. Small-capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the Fund’s portfolio.Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock.

Focused Investment Risk

Because the Fund may invest in a particular industry, such as the real estate industry, or a small number of industries or securities, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s NAV. Investments in the real estate industry are particularly sensitive to economic downturns. See the section “Real Estate Risk” below.

Foreign Securities Risk

Foreign securities risk is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of the Fund’s non-U.S. investments to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, the imposition of sanctions by political changes or diplomatic developments may also cause the value of the Fund’s non-U.S. investments to decline. When imposed, foreign withholding or other taxes reduce the Fund’s return on foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion

9

Management Team

of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit/counterparty and information risks. In addition, foreign securities may be subject to increased credit/counterparty risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments.

Liquidity Risk

Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Liquidity issues may also make it difficult to value the Fund’s investments. In some cases, especially during periods of market turmoil, a redemption may dilute the interest of the remaining shareholders.

Management Risk

Management risk is the risk that the portfolio managers’ investment techniques could fail to achieve the Fund’s objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed. The portfolio managers will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such decisions will produce the desired results. For example, securities that the portfolio managers expect to appreciate in value may, in fact, decline. Similarly, in some cases, derivative and other investment techniques may be unavailable or the portfolio managers may determine not to use them, even under market conditions where their use could have benefited the Fund.

Market/Issuer Risk

The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services. The Fund is subject to the risk that geopolitical events will adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on global economies and markets. Likewise, natural and environmental disasters and epidemics or pandemics may be highly disruptive to economies and markets.

Real Estate Risk

Because the Fund concentrates its investments in REITs and the real estate industry, the Fund’s performance will be dependent in part on the performance of the real estate market and the real estate industry in general. Investments in the real estate industry including REITs are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Small- and Mid-Capitalization Companies Risk

Compared to companies with large market capitalization, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. Securities of small- and mid-capitalization companies may therefore be more vulnerable to adverse developments than those of large-capitalization companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-capitalization companies.

Management Team

Meet the Fund’s Investment Adviser

The Natixis Funds family currently includes 38 mutual funds (the “Natixis Funds”). The Natixis Funds family had combined assets of $51.8 billion as of December 31, 2019. Natixis Funds are distributed through Natixis Distribution, L.P. (the “Distributor”).

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Management Team

Adviser

AEW, located at Seaport East, Two Seaport Lane, Boston, Massachusetts 02210, serves as the adviser to the AEW Global Focused Real Estate Fund. Together with other AEW adviser affiliates, AEW had $78 billion in assets under management as of December 31, 2019. For the fiscal year ended January 31, 2020, the AEW Global Focused Real Estate Fund paid 0.46% (after waiver) of its average daily net assets to AEW in advisory fees.

A discussion of the factors considered by the Fund’s Board of Trustees in approving the Fund’s investment advisory contract is available in the Fund’s financial report for the six months ended July 31, 2019.

Portfolio Trades

In placing portfolio trades, AEW may use brokerage firms that market the Fund’s shares or are affiliated with Natixis Investment Managers, Natixis Advisors or AEW. In placing trades, AEW will seek to obtain the best combination of price and execution, which involves a number of subjective factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Meet the Fund’s Portfolio Managers

The following persons have had primary responsibility for the day-to-day management of the Fund’s portfolio since the dates stated below. The lead portfolio manager formulates the overall global asset allocation of the Fund, and he and the co-portfolio managers are all involved in the decision making.

Robert Oosterkamp – Robert Oosterkamp has served as Lead Portfolio Manager for the AEW Global Focused Real Estate Fund since 2019. Mr. Oosterkamp, Director and Lead Portfolio Manager, joined AEW in 2005. Mr. Oosterkamp received his B.A. from the H.E.A.O Business School in the Netherlands and an MBA from the University of Amsterdam. He has over 22 years of investment management and investment analysis experience

Milton Low, CFA – Milton Low has served as co-portfolio manager for the AEW Global Focused Real Estate Fund since 2019. Mr. Low, Director and Co-Portfolio Manager, joined AEW in 2009. Mr. Low received a Bachelor of Business degree from the Royal Melbourne Institute of Technology in Australia. He holds the designation of Chartered Financial Analyst and has over 19 years of investment management experience.

Gina Szymanski, CFA — Gina Szymanski has served as co-portfolio manager for the AEW Global Focused Real Estate Fund since 2017. Ms. Szymanski, Director and Co-Portfolio Manager, joined the firm in 2017. Prior to that, Ms. Szymanski worked at Putnam Investments where she managed the REIT sleeve of Putnam’s Research Fund and was a member of the Global Equity Research team. Ms. Szymanski holds an Honors Bachelor of Mathematics in Economics and Business Administration from the University of Waterloo and a Master of Science in Finance from Carnegie Mellon University. She holds the designation of Chartered Financial Analyst and has over 17 years of investment experience.

Please see the SAI for information on portfolio manager compensation, other accounts under management by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Additional Information

The Fund enters into contractual arrangements with various parties, including, among others, the Adviser, the Distributor and the Fund’s custodian and transfer agent, who provide services to the Fund. Shareholders are not parties to, or intended to be third-party beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce such arrangements against the service providers or to seek any remedy thereunder against the service providers, either directly or on behalf of the Fund.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. None of this Prospectus, the SAI or any contract that is an exhibit to the Fund’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by applicable federal or state securities laws that may not be waived.

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Fund Services

Fund Services

Investing in the Fund

Choosing a Share Class

Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon a number of factors, including the size of your investment and how long you intend to hold your shares. Certain share classes and certain shareholder features may not be available to you if you hold your shares through a financial intermediary. Your financial representative can help you decide which class of shares is most appropriate for you. The Fund may engage financial intermediaries to receive purchase, exchange and sell orders on its behalf. Accounts established directly with the Fund will be serviced by the Fund’s transfer agent. The Fund, the Fund’s transfer agent and the Distributor do not provide investment advice.

Class A Shares

•	You pay a sales charge when you buy Class A shares. There are several ways to reduce this charge. See the section “How Sales Charges Are Calculated.”

•	You pay lower annual expenses than Class C shares, giving you the potential for higher returns per share. However, where front-end sales charges are applicable, returns are earned on a smaller amount of your investment.

•	You pay higher expenses than Class N and Class Y shares.

•	You do not pay a sales charge if your total investment reaches $1 million or more, but you may pay a charge on redemptions if you redeem these shares within 18 months of purchase.

Class C Shares

•	You do not pay a sales charge when you buy Class C shares. All of your money goes to work for you right away.

•	You pay higher annual expenses than Class A, Class N, Class T and Class Y shares.

•	You may pay a sales charge on redemptions if you sell your Class C shares within one year of purchase.

•	Investors will not be permitted to purchase $1 million or more of Class C shares as a single investment per account. There may be certain exceptions to this restriction for omnibus and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within 18 months of purchase.

•	Except as noted below, Class C shares will automatically convert to Class A shares after 10 years. Please see the section “Exchanging or Converting Shares” for details regarding a conversion of shares. Generally, to be eligible to have your Class C shares automatically converted to Class A shares, the Fund or the financial intermediary through which you purchased your shares will need to have records verifying that your Class C shares have been held for 10 years. Due to operational limitations at your financial intermediary, your ability to have your Class C shares automatically converted to Class A shares may be limited. Group retirement plans of certain financial intermediaries who hold Class C shares with the Fund in an omnibus account do not track participant level aging of shares and therefore these shares will not be eligible for an automatic conversion. Certain intermediaries may convert your Class C shares to Class A shares in accordance with a conversion schedule that may differ from the one described above. Please consult your financial representative for more information.

Class N Shares

•	You have a minimum initial investment of $1,000,000. There are several ways to waive this minimum. See the section “Purchase and Sale of Fund Shares.”

•	You do not pay a sales charge when you buy Class N shares. All of your money goes to work for you right away.

•	You do not pay a sales charge on redemptions.

•	You pay lower annual expenses than Class A, Class C, and Class T shares, giving you the potential for higher returns per share.

•	You may pay lower annual expenses than Class Y shares.

Class T Shares

•	Class T shares of the Fund are not currently available for purchase.

•	The shares are available to a limited type of investor. See the section “Purchase and Sale of Fund Shares.”

•	You pay a sales charge when you buy Class T shares. This charge is reduced for purchases of $250,000 or more. See the section “How Sales Charges Are Calculated.”

•	You pay lower annual expenses than Class C shares giving you the potential for higher returns per share. However, where front-end sales charges are applicable, returns are earned on a smaller amount of your investment.

•	You pay higher expenses than Class N and Class Y shares.

Class Y Shares

•	You have a minimum initial investment of $100,000. There are several ways to waive this minimum. See the section “Purchase and Sale of Fund Shares.”

•	You do not pay a sales charge when you buy Class Y shares. All of your money goes to work for you right away.

•	You do not pay a sales charge on redemptions.

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Fund Services

•	You pay lower annual expenses than Class A, Class C and Class T shares, giving you the potential for higher returns per share.

•	You may pay higher annual expenses than Class N shares.

For information about the Fund’s expenses, see the section “Fund Fees & Expenses” in the Fund Summary.

How Sales Charges Are Calculated

Class A Shares

The price that you pay when you buy Class A shares (the “offering price”) is their NAV plus a sales charge (sometimes called a “front-end sales charge”), which varies depending upon the size of your purchase:

Class A Sales Charges*
Your Investment	As a % of offering price	As a % of your investment
Less than $50,000	5.75%	6.10%
$50,000-$99,999	4.50%	4.71%
$100,000-$249,999	3.50%	3.63%
$250,000-$499,999	2.50%	2.56%
$500,000-$999,999	2.00%	2.04%
$1,000,000 or more**	0.00%	0.00%
Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.
*	Not imposed on shares that are purchased with reinvested dividends or other distributions.
**	For purchases of Class A shares of the Fund of $1 million or more, there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within 18 months of the date of purchase. See the section “How the CDSC is Applied to Your Shares.”

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper “breakpoint” discount. At the time of purchase you must inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints of the Fund. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts that hold shares, including accounts with other financial intermediaries and your family members’ and other related party accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to your account. Additional information concerning sales load breakpoints is available from your financial intermediary, by visiting the Fund’s website at im.natixis.com (click on “Sales Charges” at the bottom of the home page) or in the SAI.

Reducing Front-End Sales Charges
There are several ways you can lower your sales charge for Class A shares, including:

•	Letter of Intent — By signing a Letter of Intent, you may purchase Class A shares of any Natixis Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more within 13 months.

•	Cumulative Purchase Discount — You may be entitled to a reduced sales charge if your “total investment” reaches a breakpoint for a reduced sales charge. The total investment is determined by adding the amount of your current purchase in the Fund, including the applicable sales charge, to the current public offering price of all series and classes of shares (excluding Class T shares) of the Natixis Funds held by you in one or more accounts. If your total investment exceeds a sales charge breakpoint in the table above, the lower sales charge applies to the entire amount of your current purchase in the Fund.

•	Combining Accounts — This allows you to combine shares of multiple Natixis Funds and classes for purposes of calculating your sales charge.

Individual Accounts: You may elect to combine your purchase(s) and your total investment, as defined above, with the purchases and total investment of your spouse, parents, children, siblings, grandparents, grandchildren, in-laws (of those previously mentioned), individual retirement accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor.

Retirement Plan Accounts: The Distributor may, at its discretion, combine the purchase(s) and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.

In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. Savings Incentive Match Plan for Employees (“SIMPLE IRA”) contributions will automatically be linked with those of other participants in the same SIMPLE IRA Plan (Class A shares only). SIMPLE IRA accounts may not be linked with any other Natixis Fund account for rights of accumulation. Please refer to the SAI for more detailed information on combining accounts.

Eliminating Front-End Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:

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Fund Services

•	Clients of a financial intermediary that has entered into an agreement with the Distributor and has been approved by the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee;

•	Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

•	All employees of financial intermediaries under arrangements with the Distributor (this also applies to spouses and children under the age of 21 of those mentioned);

•	Fund trustees, former trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

•	Certain Retirement Plans. The availability of this pricing may depend upon the policies and procedures of your specific financial intermediary; consult your financial adviser;

•	Non-discretionary and non-retirement accounts of bank trust departments or trust companies, but only if they principally engage in banking or trust activities;

•	Fee Based Programs of certain broker-dealers, the Adviser or the Distributor. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees; and

•	Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.

In order to receive Class A shares without a front-end sales charge or a CDSC, you must notify the appropriate Fund of your eligibility at the time of purchase. Due to operational limitations at your financial intermediary, a sales charge or a CDSC may be assessed; please consult your financial representative.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see Appendix A to this Prospectus for information regarding eligibility for load waivers and discounts available through specific financial intermediaries, which may differ from those disclosed elsewhere in this Prospectus or in the SAI.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A shares of the Fund to repurchase Class A shares of any Natixis Fund without paying a front-end sales charge. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify Natixis Funds in writing (directly or through your financial representative) at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds by returning your original redemption check or sending a new check for some or all of the redemption amount. Please note: for U.S. federal income tax purposes, a redemption generally is treated as a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class A shares will generally be eliminated in the following cases: (1) to make distributions from Certain Retirement Plans (to pay plan participants or beneficiaries due to death, disability, separation from service, normal or early retirement, loans from the plan, hardship withdrawals, return of excess contributions, or required minimum distributions at age 72* (an individual participant’s voluntary distribution or a total plan termination or total plan redemption) may incur a CDSC); (2) to make payments through a systematic withdrawal plan; (3) due to shareholder death or disability; (4) to return excess IRA contributions; or (5) to make required minimum distributions at age 72* (applies only to the amount necessary to meet the required minimum distributions).

Due to operational limitations at your financial intermediary, a CDSC may be assessed, notwithstanding the exemptions above; please consult your financial representative. Please see the SAI for more information on eliminating or reducing front-end sales charges and the CDSC.

*	The Required Minimum Distribution age is 70 1/2 if you turned this age on or before December 31, 2019. If you turned 70 1/2 after December 31, 2019, the Required Minimum Distribution age is 72.

Class C Shares

The offering price of Class C shares is their NAV without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of their acquisition. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another Natixis Fund.

Class C Contingent Deferred Sales Charges

Year Since Purchase	CDSC on Shares Being Sold
1st	1.00%
Thereafter	0.00%

Eliminating the CDSC

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Fund Services

The availability of certain CDSC waivers will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see Appendix A to this Prospectus for information regarding eligibility for CDSC discounts available through specific financial intermediaries, which may differ from those disclosed elsewhere in this Prospectus or in the SAI.

As long as the Distributor is notified at the time you sell, the CDSC for Class C shares will generally be eliminated in the following cases: (1) to make distributions from Certain Retirement Plans (to pay plan participants or beneficiaries due to death, disability, separation from service, normal or early retirement, loans from the plan, hardship withdrawals, return of excess contributions, or required minimum distributions at age 70 1/21 (an individual participant’s voluntary distribution or a total plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; (3) due to shareholder death or disability; (4) to return excess IRA contributions; or (5) to make required minimum distributions at age 70 ½ (applies only to the amount necessary to meet the required minimum distributions).

Due to operational limitations at your financial intermediary, a CDSC may be assessed, notwithstanding the exemptions above; please consult your financial representative. Please see the SAI for more information on eliminating or reducing front-end sales charges and the CDSC.

1	The Required Minimum Distribution age is 70 1/2 if you turned this age on or before December 31, 2019. If you turned 70 1/2 after December 31, 2019, the Required Minimum Distribution age is 72.

How the CDSC is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The CDSC:

•	Is calculated based on the number of shares you are selling;

•	Calculation is based on either your original purchase price or the current NAV of the shares being sold, whichever is lower in order to minimize your CDSC;

•	Is deducted from the proceeds of the redemption unless you request, at the time of the redemption, that it be deducted from the amount remaining in your account; and

•	Applies to redemptions made within the time frame shown above for each class.

A CDSC will not be charged on:

•	Increases in NAV above the purchase price;

•	Shares you acquired by reinvesting your dividends or capital gains distributions; or

•	Exchanges. However, the original purchase date of the shares from which the exchange is made determines if the newly acquired shares are subject to the CDSC when they are sold.

To minimize the amount of the CDSC you may pay when you redeem shares, the relevant Fund will first redeem shares acquired through reinvested dividends and capital gain distributions. Shares will be sold in the order in which they were purchased (earliest to latest).

Class N and Class Y Shares

The offering price of Class N and Class Y shares is their NAV without a front-end load sales charge. No CDSC applies when you redeem your shares. You must meet eligibility criteria in order to invest in Class N or Class Y shares.

Class T Shares

The offering price of Class T shares is their NAV plus a front-end sales charge, which varies depending upon the size of your purchase.

Class T Sales Charges* ,**
Your Investment	As a % of offering price	As a % of your investment
Less than $250,000	2.50%	2.56%
$250,000 – $499,999	2.00%	2.04%
$500,000 – $999,999	1.50%	1.52%
$1,000,000 or more	1.00%	1.01%
*	Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.
**	Not imposed on shares that are purchased with reinvested dividends or other distributions.

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Compensation to Securities Dealers
As part of its business strategy, the Fund pays securities dealers and other financial institutions (collectively, “dealers”) that sell its shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended). The sales charges, some or all of which may be paid to dealers, are discussed in the section “How Sales Charges Are Calculated” and dealer commissions are disclosed in the SAI. Class A, Class C and Class T shares pay an annual service fee each of 0.25% of their respective average daily net assets. Class C shares are subject to an annual distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis, but may be paid on other schedules. The SAI includes additional information about the payment of some or all of such fees to dealers. Because these distribution fees and service (12b-1) fees are paid out of the Fund’s assets on an ongoing basis, over time these fees for Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge and service fees on Class A or Class T shares. Similarly, over time the fees for Class A, Class C and Class T shares will increase the cost of your investment and will cost you more than an investment in Class N or Class Y shares.

In addition, the Fund may make payments to financial intermediaries that provide shareholder services to shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents to compensate those intermediaries for services they provide to such shareholders, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing (“recordkeeping and processing-related services”). The actual payments, and the services provided, vary from firm to firm. These fees are paid by the Fund (with the exception of Class N shares, which do not bear such expenses) in light of the fact that other costs may be avoided by the Fund where the intermediary, not the Fund’s service provider, provides services to Fund shareholders.

The Distributor, the Fund’s Adviser and each of their respective affiliates may, out of their own resources, which generally come directly or indirectly from fees paid by the Fund, make payments to certain dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer’s or intermediary’s clients have invested in the Fund, and other factors. These payments may also take the form of sponsorship of seminars or informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and processing-related services to financial intermediaries that sell Fund shares. These payments may be in addition to payments made by the Fund for similar services.

The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of the Fund or a particular share class over other mutual funds or share classes. Additionally, these payments may result in the Fund receiving certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments, including placement on a sales list, including a preferred or select sales list, or in other sales programs. These payments, which are in addition to any amounts you may pay your dealer or other financial intermediary, may create potential conflicts of interest between an investor and a dealer or other financial intermediary who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial representative and review carefully any disclosure by the dealer or other financial intermediary as to the services it provides, what monies it receives from mutual funds and their advisers and distributors, as well as how your financial representative is compensated. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and intermediaries.

How to Purchase Shares

The Fund is generally available for purchase in the United States, Puerto Rico, Guam and the U.S. Virgin Islands. The Fund will only accept investments from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number. U.S. citizens living abroad are not allowed to purchase shares in the Fund. Class N and Class T shares are not eligible to be exchanged or purchased through the website or through the Natixis Funds Automated Voice Response System.

The Fund sells its shares at the NAV next calculated after the Fund receives a properly completed investment order. The Fund generally must receive your properly completed order before the close of regular trading on the New York Stock Exchange (“NYSE”) for your shares to be bought or sold at the Fund’s NAV on that day.

All purchases made by check should be in U.S. dollars and made payable to Natixis Funds. Third party checks, travelers checks, starter checks and credit card convenience checks will not be accepted, except that, third party checks under $10,000 may be accepted. You may return an uncashed redemption check from your account to be repurchased back into your account. Upon redemption of an investment by check or by periodic account investment, redemption proceeds may be withheld until the check has cleared or the shares have been in your account for 10 days.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. See the section “Restrictions on Buying, Selling and Exchanging Shares.”

The Fund is not available to new SIMPLE IRA plans using the Natixis Funds’ Prototype document.

You can buy shares of the Fund in several ways:

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The Fund may engage financial intermediaries to receive purchase, exchange and sell orders on its behalf. Accounts established directly with the Fund will be serviced by the Fund’s transfer agent. The Fund, the Fund’s transfer agent and the Distributor do not provide investment advice.

Through a financial adviser (certain restrictions may apply). Your financial adviser will be responsible for furnishing all necessary documents to Natixis Funds. Your financial adviser may charge you for these services. Your financial adviser must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV.

Through a broker-dealer (certain restrictions may apply). You may purchase shares of the Fund through a broker-dealer that has been approved by the Distributor. Your broker-dealer may charge you a fee for effecting such transactions. Your broker-dealer must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV.

Directly from the Fund. Natixis Funds’ transfer agent must receive your purchase request in proper form before the close of regular trading on the NYSE in order for you to receive that day’s NAV.

You can purchase shares directly from the Fund in several ways:

By mail. You can buy shares of the Fund by submitting a completed application form, which is available online at www.im.natixis.com or by calling Natixis Funds at 800-225-5478, along with a check payable to Natixis Funds for the amount of your purchase to:

Regular Mail
Natixis Funds
P.O. Box 219579
Kansas City, MO 64121-9579

Overnight Mail
Natixis Funds
330 West 9th Street
Kansas City, MO 64105-1514

After your account has been established, you may send subsequent investments directly to Natixis Funds at the above addresses. Please include either the investment slip from your account statement or a letter specifying the Fund name, your account number and your name, address and telephone number.

By wire. You also may wire subsequent investments. Call Natixis Funds at 800-225-5478 to obtain wire transfer instructions. At the time of the wire transfer, you will need to include the Fund name, your class of shares, your account number and the registered account owner name(s). Your bank may charge you for such a transfer.

By telephone. You can make subsequent investments by calling Natixis Funds at 800-225-5478.

By exchange. You may purchase shares of the Fund by exchange of shares of the same class of another fund by sending a signed letter of instruction to Natixis Funds, by calling Natixis Funds at 800-225-5478 or by accessing your account online at www.im.natixis.com.

Through Automated Clearing House (“ACH”). Before you can purchase shares of Natixis Funds through ACH, you must provide specific instructions to Natixis Funds in writing (see STAMP2000 Medallion Signature Guarantee below). You may purchase shares of the Fund through ACH by either calling Natixis Funds at 800-225-5478 or by accessing your account online at www.im.natixis.com.

By internet. If you have established a Personal Identification Number (“PIN”) and you have established the electronic transfer privilege, you can make subsequent investments through your online account at www.im.natixis.com. If you have not established a PIN, but you have established the electronic transfer privilege, go to www.im.natixis.com, click on “Account Access,” and follow the instructions.

Through systematic investing. You can make regular investments of $50 or more per month through automatic deductions from your bank checking or savings account. If you did not establish the electronic transfer privilege on your application, you may add the privilege by obtaining a Service Options Form through your financial adviser, by calling Natixis Funds at 800-225-5478 or by visiting www.im.natixis.com. A medallion signature guarantee may be required to add this option.

Minimum Investment Requirements for the Fund and each share class are described in the section “Purchase and Sale of Fund Shares.”

Minimum Balance Policy

In order to address the relatively higher costs of servicing smaller fund positions, on an annual basis the Fund may close an account and send the account holder the proceeds if the account falls below $500. The valuation of account balances for this purpose and liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year.

Certain accounts, such as accounts using the Natixis Funds’ prototype document (including IRAs, Keogh Plans, 403(b)(7) plans and Coverdell Education Savings Accounts), accounts associated with fee-based programs (such as wrap programs), trust networked accounts, accounts initially funded within six months of the liquidation date, certain retirement accounts, or accounts that fall below the minimum as a result of an automatic conversion of Class C to Class A shares, are excepted from the liquidation.

Due to operational limitations, the Fund’s ability to apply the Minimum Balance Policy to shareholder accounts held through an intermediary in an omnibus fashion may be limited. The Fund may work with these intermediaries to enforce the Minimum Balance Policy on these accounts as can best be applied per

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the timing and constraints of the intermediaries’ account recordkeeping systems. For information about Class N shares, see the section “Purchase and Sale of Fund Shares” in the Fund summary.

Certain Retirement Plans

Natixis Funds defines “Certain Retirement Plans” as it relates to load waivers, share class eligibility, and account minimums as follows:

Certain Retirement Plans includes 401(k) plans, 457 plans, 401(a) plans (including profit-sharing and money purchase pension plans), 403(b) and 403(b)(7) plans, defined benefit plans, non-qualified deferred compensation plans, Taft Hartley multi-employer plans and retiree health benefit plans. The accounts must be plan level omnibus accounts to qualify.

Certain Retirement Plans does not include individual retirement plan accounts such as IRAs, SIMPLE, SEP, SARSEP, Roth IRA, etc. Any retirement plan accounts registered in the name of a participant would not qualify.

How To Redeem Shares

You can redeem shares of the Fund directly from the Fund on any day on which the NYSE is open for business. The information below details the various ways you can redeem shares of the Fund. Except as noted below and in the “Selling Restrictions” section of this Prospectus, the Fund typically expects to pay out redemption proceeds on the next business day after a redemption request is received in good order. The information below also notes certain fees that may be charged by the Fund, its agents, your bank or your financial representative in connection to your redemption request. The Fund does not currently impose any redemption charge other than the contingent deferred sales charge (CDSC) imposed by the Fund’s distributor, as described in the “How Sales Charges are Calculated” section of this Prospectus. The Fund’s Board of Trustees reserves the right to impose additional charges at any time.

The Fund may fund a redemption request from various sources, including sales of portfolio securities, holdings of cash or cash equivalents, and borrowings from banks (including overdrafts from the Fund’s custodian bank and/or under the Fund’s line of credit, which is shared across certain other Natixis Funds and Loomis Sayles Funds). The Fund typically will redeem shares for cash; however, as described in more detail below, the Fund reserves the right to pay the redemption price wholly or partly in-kind (i.e., in portfolio securities rather than cash), if the Fund’s Adviser determines it to be advisable and in the best interest of shareholders. If a shareholder receives a distribution in-kind, the shareholder will bear the market risk associated with the distributed securities and would incur brokerage or other charges in converting the securities to cash.

Because large redemptions are likely to require liquidation by the Fund of portfolio holdings, payment for large redemptions may be delayed for up to seven days to provide for orderly liquidation of such holdings. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days as permitted by the SEC.

Redemptions totaling more than $100,000 from a single fund/account cannot be processed on the same day unless the proceeds of the redemption are sent via pre-established banking information on the account. Please see the section “STAMP2000 Medallion Signature Guarantee” for details.

Generally, for expedited payment of redemption proceeds a transaction fee of $5.50 for wire transfers, $50 for international wire transfers or $20.50 for overnight delivery will be charged. These fees are subject to change.

Redemptions through your financial adviser. Your financial adviser must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV. Your financial adviser will be responsible for furnishing all necessary documents to Natixis Funds on a timely basis and may charge you for his or her services.

Redemptions through your broker-dealer. You may redeem shares of the Fund through a broker-dealer that has been approved by the Distributor, which can be contacted at 888 Boylston Street, Suite 800, Boston, MA 02199-8197. Your broker-dealer may charge you a fee for effecting such transaction. Your broker-dealer must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV. Your redemptions generally will be wired to your broker-dealer on the first business day after your request is received in good order.

Redemptions directly to the Fund. Natixis Funds’ transfer agent must receive your redemption request in proper form before the close of regular trading on the NYSE in order for you to receive that day’s NAV. Your redemptions generally will be sent to you on the first business day after your request is received in good order, although it may take longer.

You may make redemptions directly from the Fund in several ways:

By mail. Send a signed letter of instruction that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number and the number of shares or dollar amount to be redeemed to the following address:

Regular Mail
Natixis Funds
P.O. Box 219579
Kansas City, MO 64121-9579

Overnight Mail
Natixis Funds

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330 West 9th Street
Kansas City, MO 64105-1514

All owners of shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

By exchange. You may sell some or all of your shares of the Fund and use the proceeds to buy shares of the same class of another fund by sending a signed letter of instruction to Natixis Funds, by calling Natixis Funds at 800-225-5478 or by accessing your account online at www.im.natixis.com.

By internet. If you have established a Personal Identification Number (“PIN”) and you have established the electronic transfer privilege, you can redeem shares through your online account at www.im.natixis.com. If you have not established a PIN but you have established the electronic transfer privilege, go to www.im.natixis.com , click on “Account Access,” and follow the instructions.

By telephone. You may redeem shares by calling Natixis Funds at 800-225-5478. Proceeds from telephone redemption requests (less any applicable fees) can be wired to your bank account, sent electronically by ACH to your bank account or sent by check in the name of the registered owner(s) to the address of record. A wire fee will be deducted from your proceeds. Your bank may charge you a fee to receive the wire.

The telephone redemption privilege may be modified or terminated by the Fund without notice.

You may redeem by telephone to have a check sent to the address of record for the maximum amount of $100,000 per day from a single fund/account. For your protection, telephone or internet redemption requests will not be permitted if Natixis Funds has been notified of an address change or bank account information change for your account within the preceding 30 days. Unless you indicate otherwise on your account application, Natixis Funds will be authorized to accept redemption and transfer instructions by telephone. If you prefer, you can decline telephone redemption and transfer privileges.

Systematic Withdrawal Plan. If the value of your account is $10,000 or more, you can have periodic redemptions automatically paid to you or to someone you designate. Please call 800-225-5478 for more information or to set up a systematic withdrawal plan or visit www.im.natixis.com to obtain a Service Options Form.

In-Kind. Shares normally will be redeemed for cash upon receipt of a redemption request in good order, although the Fund reserves the right to pay the redemption price wholly or partly in-kind if the Fund’s Adviser determines it to be advisable and in the best interest of shareholders. For example, the Fund may pay a redemption in-kind under stressed market conditions or if the redemption amount is large.

You may also request an in-kind redemption of your shares by calling Natixis Funds at 800-225-5478. In-kind redemptions typically take several weeks to effectuate following a redemption request given the operational steps necessary to coordinate with the redeeming shareholder’s custodian. Typically, the redemption date is mutually-agreed upon by the Fund and the redeeming shareholder. The Fund is not required to pay a redemption in-kind even if requested and may in its discretion pay the redemption proceeds in cash.

Redemptions in-kind will generally, but not necessarily, result in a pro rata distribution of each security held in the Fund’s portfolio. If a shareholder receives a distribution in-kind, the shareholder will bear the market risk associated with the distributed securities and would incur brokerage or other charges in converting the securities to cash.

By wire. Before Natixis Funds can wire redemption proceeds (less any applicable fees) to your bank account, you must provide specific wire instructions to Natixis Funds in writing (see “STAMP2000 Medallion Signature Guarantee” below). A wire fee will be deducted from the proceeds of each wire.

By ACH. Before Natixis Funds can send redemptions through ACH, you must provide specific wiring instructions to Natixis Funds in writing (see “STAMP2000 Medallion Signature Guarantee” below). For ACH redemptions, proceeds will generally arrive at your bank within three business days.

STAMP2000 Medallion Signature Guarantee. You must have your signature guaranteed by a bank, broker-dealer or other financial institution that can issue a STAMP2000 Medallion Signature Guarantee for the following types of redemptions:

•	If you are selling more than $100,000 per day from a single fund/account and you are requesting the proceeds by check (this does not apply to IRA transfer of assets to new custodian).

•	If you are requesting that the proceeds check (of any amount) be made out to someone other than the registered owner(s) or sent to an address other than the address of record.

•	If the account registration or bank account information has changed within the past 30 days.

•	If you are instructing us to send the proceeds by check, wire or ACH to a bank not already active on the fund account.

The Fund will only accept STAMP2000 Medallion Signature Guarantees bearing the STAMP2000 Medallion imprint. The surety amount of the STAMP2000 medallion imprint must meet or exceed the amount on the request. Please note that a notary public cannot provide a STAMP2000 Medallion Signature Guarantee. This signature guarantee requirement may be waived by Natixis Funds in certain cases.

Exchanging or Converting Shares

In general, you may exchange shares of the Fund (excluding Class T shares) for shares of the same class of another Natixis Fund that offers such class of shares, without paying a sales charge or a CDSC, if applicable (see the sections “How to Purchase Shares” and “How to Redeem Shares”) subject to restrictions noted below. Class T shares of the Fund do not have exchange privileges. The exchange must be for at least the minimum to open an account (or the total NAV of your account, whichever is less), or, once the fund minimum is met, exchanges under the Automatic Exchange Plan must be made for at least

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$50 (see the section “Additional Investor Services”). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For U.S. federal income tax purposes, an exchange of Fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. You may be unable to hold your shares through the same financial intermediary if you engage in certain share exchanges. You should contact your financial intermediary for further details. Please refer to the SAI for more detailed information on exchanging Fund shares. Class N shares are not eligible to be exchanged through the website or through the Natixis Funds Automated Voice Response System.

In certain circumstances, you may convert shares of your Fund from your current share class into another share class in the same Fund. A conversion is subject to the eligibility requirements of the share class of your Fund that you are converting into including investment minimum requirements. The conversion from one class of shares to another will be based on the respective NAVs of the separate share classes on the trade date for the conversion. Except as noted below, Class C shares will automatically convert to Class A shares after 10 years. Generally, to be eligible to have your Class C shares automatically converted to Class A shares, the Fund or the financial intermediary through which you purchased your shares will need to have records verifying that your Class C shares have been held for 10 years. Due to operational limitations at your financial intermediary, your ability to have your Class C shares automatically converted to Class A shares may be limited. Group retirement plans of certain financial intermediaries who hold Class C shares with the Fund in an omnibus account do not track participant level aging of shares and therefore these shares will not be eligible for an automatic conversion. Certain intermediaries may convert your Class C shares to Class A shares in accordance with a conversion schedule that may differ from the one described above. Please consult your financial representative for more information.

Any account with an outstanding CDSC liability will be assessed the CDSC before converting to the new share class. Any conversions into a class of shares with a front end sales charge will not be subject to an initial sales charge; however, future purchases may be subject to a sales charge, if applicable. Generally, a conversion between share classes of the same fund is a nontaxable event to the shareholder. All requests for conversions must follow the procedures set forth by the Distributor. The Fund reserves the right to refuse any conversion request. Due to operational limitations at your financial intermediary, your ability to convert share classes of the same fund or have your Class C shares automatically converted to Class A shares may be limited. Please consult your financial representative for more information.

In general, you may sell Class Y shares of any Natixis Fund and use the proceeds to purchase Class I shares in any Loomis Sayles Fund, subject to the eligibility requirements, including fund minimums, of the fund you are purchasing into.

Cost Basis Reporting. Upon the redemption or exchange of your shares in the Fund, or, if you purchased your shares through a broker-dealer or other financial intermediary, your financial intermediary will be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. The cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please contact the Fund at 800-225-5478, visit im.natixis.com or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please also consult your tax adviser to determine which available cost basis method is best for you.

Restrictions on Buying, Selling and Exchanging Shares

The Fund discourages excessive short-term trading that may be detrimental to the Fund and its shareholders. Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in the Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, below investment grade securities or small-cap securities), also may have increased exposure to these risks. The Board of Trustees has adopted the following policies to address and discourage such trading.

The Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. The Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund. A shareholder whose exchange order has been rejected may still redeem its shares by submitting a redemption request as described under “How to Redeem Shares.”

Limits on Frequent Trading. Excessive trading activity in the Fund is measured by the number of round trip transactions in a shareholder’s account. A round trip is defined as (1) a purchase (including a purchase by exchange) into the Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund; or (2) a redemption (including a redemption by exchange) out of the Fund followed by a purchase (including a purchase by exchange) of any amount into the same Fund. Two round trip transactions in the Fund within a rolling 90-day period is considered to be excessive and will constitute a violation of the Fund’s trading limitations. After the detection of a first violation, the Fund or the Distributor will issue the shareholder and/or his or her financial intermediary, if any, a written warning. After the detection of a second violation (i.e., two more round trip transactions in the Fund within a rolling 90-day period), the Fund or the Distributor will restrict the shareholder from making subsequent purchases (including purchases by exchange) for 90 days. After the detection of a third violation, the Fund or the Distributor will permanently restrict the account and any other accounts under the shareholder’s control in any Natixis Fund or Loomis Sayles Fund from making subsequent purchases (including purchases by exchange). The above limits are applicable whether a shareholder holds shares directly with the Fund or indirectly through a financial intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that the Fund and the Distributor

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may consider to be excessive and, at its discretion, the Fund and the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries.

Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. The Fund may choose to rely on a financial intermediary’s restrictions on frequent trading in place of the Fund’s own restrictions if the Fund determines, at its discretion, that the financial intermediary’s restrictions provide reasonable protection for the Fund from excessive short-term trading activity. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Fund shares.

This policy also does not apply with respect to shares purchased by certain funds-of-funds or similar asset allocation programs that rebalance their investments only infrequently. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from the Fund or the Distributor. The Fund and the Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Fund’s frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Fund and the Distributor, so that the Fund can monitor compliance by such investors with the trading limitations of the Fund or of the fund-of-funds or asset allocation program. Under certain circumstances, waivers to these conditions (including waivers to permit more frequent rebalancing) may be approved for programs that in the Fund’s opinion are not vehicles for market timing and are not likely to engage in abusive trading.

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in excessive, short-term trading activity, it may, at its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. At its discretion, the Fund and the Distributor, as well as an adviser to the Fund may ban trading in an account if, in their judgment, a shareholder or financial intermediary has engaged in short-term transactions that, while not necessarily in violation of the Fund’s stated policies on frequent trading, are harmful to the Fund or its shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of the shareholder’s trading activity.

Accounts Held by Financial Intermediaries. The ability of the Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary maintains the record of the Fund’s underlying beneficial owners. In general, the Fund and the Distributor will review trading activity at the omnibus account level. If the Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in excessive short-term trading activity. If the Fund believes that a shareholder has engaged in excessive short-term trading activity in violation of the Fund’s policies through an omnibus account, the Fund will attempt to limit transactions by the underlying shareholder that engaged in such trading, although it may be unable to do so. The Fund may also limit or prohibit additional purchases of Fund shares by an intermediary. Investors should not assume the Fund will be able to detect or prevent all trading practices that may disadvantage the Fund.

Purchase Restrictions

The Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Fund may not be able to open your account if the requested information is not provided. The Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then-current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

Selling Restrictions

The table below describes restrictions placed on selling shares of the Fund. Please see the SAI for additional information regarding redemption payment policies.

Restriction	Situation
The Fund may suspend the right of redemption:	• When the NYSE is closed (other than a weekend/holiday) as permitted by the SEC. • During an emergency as permitted by the SEC. • During any other period permitted by the SEC.
The Fund reserves the right to suspend account services or refuse transaction requests:	• With a notice of a dispute between registered owners or death of a registered owner. • With suspicion/evidence of a fraudulent act.

The Fund may pay the redemption price in whole or in part by a distribution in-kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:

• When or if it is advisable for the Fund to redeem in-kind, as determined in the sole discretion of the Adviser , or if requested by the redeeming shareholder and agreed to by the Fund.

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Restriction	Situation
The Fund may withhold redemption proceeds for 10 days from the purchase date:	• When redemptions are made within 10 calendar days of purchase by check or ACH to allow the check or ACH transaction to clear.

The Fund reserves the right to suspend account services or refuse transaction requests if the Fund receives notice of a dispute between registered owners or of the death of a registered owner or the Fund suspects a fraudulent act. If the Fund refuses a transaction request because it receives notice of a dispute, the transaction will be processed at the NAV next determined after the Fund receives notice that the dispute has been settled or a court order has been entered adjudicating the dispute. If the Fund determines that its suspicion of fraud or belief that a dispute existed was mistaken, the transaction will be processed as of the NAV next determined after the transaction request was first received in good order.

Certificates. Certificates will not be issued or honored for any class of shares.

Self-Servicing Your Account

Shareholders that hold their accounts directly with the Fund may use the following self-service options. Shareholders that hold Fund shares through a financial intermediary should consult their financial intermediary regarding any self-service options that they may offer.

(Excludes Class N and Class T shares)

Natixis Funds Website.

You can access our website at www.im.natixis.com to perform transactions (purchases, redemptions or exchanges), review your account information and Fund NAVs, change your address, order duplicate statements or tax forms or obtain a prospectus, an SAI, an application or periodic reports (certain restrictions may apply).

Natixis Funds Automated Voice Response System. You have access to your account 24 hours a day by calling Natixis Funds’ Automated Voice Response System at 800-225-5478, option 1. Using this customer service option, you may review your account balance and Fund NAV, order duplicate statements, order duplicate tax forms, obtain distribution and performance information and obtain wiring instructions (certain restrictions may apply).

Restructuring and Liquidations

Investors should note that the Fund reserves the right to merge or reorganize at any time, or to cease operations or liquidate itself. At any time prior to the liquidation of the Fund, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under “How to Redeem Shares.” The proceeds from any such redemption will be the NAV of the Fund’s shares. Shareholders may also exchange their shares, subject to investment minimums and other restrictions on exchanges as described under “Exchanging or Converting Shares.” For federal income tax purposes, an exchange of the Fund’s shares for shares of another Natixis Fund or Loomis Sayles Fund is generally treated as a sale on which a gain or loss may be recognized.

Retirement Accounts. Absent an instruction to the contrary prior to the liquidation date of the Fund, for shares of the Fund held using a Natixis Funds’ prototype document, in individual retirement accounts, in custodial accounts under a SEP, SIMPLE, SARSEP or 403(b) plan, or in certain other retirement accounts, Natixis Distribution, L.P. will exchange any shares remaining in the Fund on the liquidation date for shares of Loomis Sayles Limited Term Government and Agency Fund (or, if that fund is no longer in existence, then shares of another comparable Natixis Fund or Loomis Sayles Fund) at NAV, unless contrary instructions are timely received prior to the liquidation. Please refer to your plan documents or contact your plan administrator or plan sponsor to determine whether the preceding sentence applies to you.

How Fund Shares Are Priced

NAV is the price of one share of the Fund without a sales charge, and is calculated each business day using this formula:

The NAV of Fund shares is determined pursuant to policies and procedures approved by the Board of Trustees, as summarized below:

•	A share’s NAV is determined at the close of regular trading on the New York Stock Exchange (“NYSE”) on the days the NYSE is open for trading. This is normally 4:00 p.m., Eastern time. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, the Fund’s shares will not be priced on the holidays listed in the SAI. See the section “Net Asset Value” in the SAI for more details.

•	The price you pay for purchasing, redeeming or exchanging a share will be based upon the NAV next calculated (plus or minus applicable sales charges as described earlier in the Fund Summary) after your order is received by the transfer agent, DST Asset Managers Solutions, Inc., (rather than when the order arrives at the P.O. box) “in good order” (meaning that the order is complete and contains all necessary information).[1]

•	Requests received by the Fund after the NYSE closes will be processed based upon the NAV determined at the close of regular trading on the next day that the NYSE is open. If the transfer agent receives the order in good order prior to market close (normally 4:00 p.m., Eastern time), the shareholder will receive that day’s NAV. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your

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Fund Services

investment dealer before the Fund determines its NAV and transmitted to the transfer agent prior to market open on the next business day are processed at the NAV determined on the day the order was received by your investment dealer. Please contact your investment dealer to determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the NAV next determined after your investment dealer submits the order to the Fund.

•	If the Fund invests in foreign securities, it may have NAV changes on days when you cannot buy or sell its shares.

1	Please see the section “How to Purchase Shares,” which provides additional information regarding who can receive a purchase order.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may send your order by mail as described in the sections “How to Purchase Shares” and “How to Redeem Shares.”

Fund securities and other investments for which market quotations are readily available, as outlined in the Fund’s policies and procedures, are valued at market value. The Fund may use independent pricing services recommended by the Adviser and approved by the Board of Trustees to obtain market quotations and other valuation information, such as evaluated bids. Generally, Fund securities and other investments are valued as follows:

•	Equity securities (including shares of closed-end investment companies and exchange-traded funds (“ETFs”)), exchange traded notes, rights, and warrants — listed equity securities are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities discussed below) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. If a right is not traded on any exchange, its value is based on the market value of the underlying security, less the cost to subscribe to the underlying security (e.g., to exercise the right), adjusted for the subscription ratio. If a warrant is not traded on any exchange, a price is obtained from a broker-dealer. Valuations based on information from foreign markets may be subject to the Fund’s fair value policies described below.

•	Debt securities and unlisted preferred equity securities — evaluated bids furnished to the Fund by an independent pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers.

•	Senior Loans — bid prices supplied by an independent pricing service, if available, or bid prices obtained from broker-dealers.

•	Bilateral Swaps — bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps and bilateral standardized commodity and equity index total return swaps are valued based on prices supplied by an independent pricing service. If prices from an independent pricing service are not available, prices from a broker-dealer may be used.

•	Centrally Cleared Swaps — settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers.

•	Options — domestic exchange-traded index and single name equity options contracts (including options on ETFs) are valued at the mean of the National Best Bid and Offer quotations as determined by the Options Price Reporting Authority. Foreign exchange-traded single name equity options contracts are valued at the most recent settlement price. Options contracts on foreign indices are priced at the most recent settlement price. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC options contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on prices obtained from broker-dealers. Valuations based on information from foreign markets may be subject to the Fund’s fair value policies described below.

•	Futures — most recent settlement price on the exchange on which the Adviser believes that, over time, they are traded most extensively. Valuations based on information from foreign markets may be subject to the Fund’s fair value policies as described below.

•	Forward Foreign Currency Contracts — interpolated rates determined based on information provided by an independent pricing service.

Foreign denominated assets and liabilities are translated into U.S. dollars based upon foreign exchange rates supplied by an independent pricing service. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures approved by the Board. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s NAV is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund. Valuations for securities traded in the OTC market may be based on factors such as market information, transactions for comparable securities, various relationships between securities or bid prices obtained from broker-dealers. Evaluated prices

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Fund Services

from an independent pricing service may require subjective determinations and may be different than actual market prices or prices provided by other pricing services.

Trading in some of the portfolio securities or other investments of the Fund takes place in various markets outside the United States on days and at times other than when the NYSE is open for trading. Therefore, the calculation of the Fund’s NAV does not take place at the same time as the prices of many of its portfolio securities or other investments are determined, and the value of the Fund’s portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

Dividends and Distributions

The Fund generally distributes all or substantially all of its net investment income (other than capital gains) as dividends. The Fund expects to distribute dividends quarterly.

In addition, the Fund expects to distribute all or substantially all of its net realized long- and short-term capital gains annually (or, in the case of short-term gains, more frequently than annually if determined by the Fund to be in the best interest of shareholders), after applying any capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule for making distributions as long as payments are made at least annually. The Fund’s distribution rate fluctuates over time for various reasons, and there can be no assurance that the Fund’s distributions will not decrease or that the Fund will make any distributions when scheduled.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at NAV unless you select one of the following alternatives:

•	Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at NAV in shares of the same class of another Natixis Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about the program, see the section “Additional Investor Services;”

•	Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another Natixis Fund; or

•	Receive all distributions in cash.

For accounts held directly with the fund, any cash distributions to be paid by check, in an amount of $10 or less, will instead be automatically reinvested in additional Fund shares. If a dividend or capital gain distribution check remains uncashed for six months and your account is still open, the Fund will reinvest the dividend or distribution in additional shares of the Fund promptly after making this determination and the check will be canceled. In addition, future dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund unless you subsequently contact the Fund and request to receive distributions by check.

If you do not select an option when you open your account, all distributions will be reinvested.

If you earn more than $10 annually in taxable income from a Natixis Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year’s distributions on your U.S. federal income tax return. This information will also be reported to the IRS. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Except as noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in the Fund and does not address any non-U.S., state or local tax consequences.

The Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”) necessary to qualify and be eligible for treatment each year as a “regulated investment company” and thus does not expect to pay any U.S. federal income tax on income and capital gains that are timely distributed to shareholders.

Unless otherwise noted, the discussion below, to the extent it describes shareholder-level tax consequences, pertains solely to taxable shareholders.

Taxation of Distributions from the Fund. For U.S. federal income tax purposes, distributions of investment income are generally taxable to Fund shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments that the Fund owned (or is deemed to have owned) for more than one year over net short-term capital losses from the sale of investments that the Fund owned (or is deemed to have owned) for one year or less, and that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to a shareholder receiving such distributions as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. Distributions attributable to the excess of net short-term capital gains from the sale of investments that the Fund owned (or is deemed to have owned) for one year or less over net long-term capital losses from the sale of investments that the Fund owned (or is deemed to have owned) for more than one year, will be taxable as ordinary income.

Distributions of investment income properly reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the reduced rates applicable to net capital gain, provided that the holding period and other requirements are met at both the shareholder and Fund levels. Income generated by investments in fixed-income securities, derivatives and REITs generally is not eligible for treatment as qualified dividend income. Dividends received by the Fund from foreign corporations that are not eligible for the benefits of a comprehensive income tax treaty with the U.S. (other than dividends

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Fund Services

paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) will not be eligible for treatment as qualified dividend income.

An additional Medicare contribution tax is imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any Capital Gain Dividends paid by the Fund, and net capital gains recognized on the sale, redemption, exchange or other taxable disposition of shares of the Fund.

Fund distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. In addition, Fund distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized or realized but not distributed.

Dividends and distributions declared by the Fund and payable to shareholders of record in October, November or December of one year and paid in January of the next year generally are taxable in the year in which the distributions are declared, rather than the year in which the distributions are received.

Distributions by the Fund to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax laws generally will not be taxable, although distributions by retirement plans to their participants may be taxable. Special tax rules apply to investments through such retirement plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

Redemption, Sale or Exchange of Fund Shares. A redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another Natixis Fund or Loomis Sayles Fund) is a taxable event and generally will result in recognition of gain or loss. Gain or loss, if any, recognized by a shareholder on a redemption, sale, exchange or other taxable disposition of Fund shares generally will be taxed as long-term capital gain or loss if the shareholder held the shares for more than one year, and as short-term capital gain or loss if the shareholder held the shares for one year or less, assuming in each case that the shareholder held the shares as capital assets. Short-term capital gains generally are taxed at the rates applicable to ordinary income. Any loss realized upon a disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations.

Taxation of Certain Fund Investments. The Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. The Fund generally does not expect that shareholders will be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund. In addition, the Fund’s investments in foreign securities and foreign currencies may be subject to special tax rules that have the effect of increasing or accelerating the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions to shareholders. Because the Fund invests in foreign securities, shareholders should consult their tax advisers about the consequences of their investments under foreign laws.

Backup Withholding. The Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding.

Please see the SAI for additional information on the U.S. federal income tax consequences of an investment in the Fund.

You should consult your tax adviser for more information on your own situation, including possible U.S. federal, state, local, foreign or other applicable taxes.

Additional Investor Services

Retirement Plans

Natixis Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, and SEPs. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program

(Excludes Class T shares)

This is Natixis Funds’ automatic investment plan. Once you meet the Fund minimum, you may authorize automatic monthly transfers of $50 or more per Fund from your bank checking or savings account to purchase shares of one or more Natixis Funds. For instructions on how to join the Investment Builder Program, please refer to the section “How to Purchase Shares.”

Dividend Diversification Program

(Excludes Class T shares)

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund subject to the eligibility requirements of that other fund and to state securities law requirements. The fund minimum must be met in the new fund prior to establishing the dividend diversification program. Shares will be purchased at the selected fund’s NAV without a front-end sales charge or CDSC on the ex dividend date. Before establishing a Dividend Diversification Program into any other Natixis Fund, please read its prospectus carefully.

Automatic Exchange Plan

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Fund Services

(Excludes Class T shares)

Natixis Funds have an automatic exchange plan under which shares of a class of a Natixis Fund are automatically exchanged each month for shares of the same class of another Natixis Fund. The fund minimum must be met prior to establishing an automatic exchange plan. There is no fee for exchanges made under this plan. Please see the section “Exchanging or Converting Shares” above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan

(Excludes Class T shares)

This plan allows you to redeem shares and receive payments from the Fund on a regular schedule. Redemptions of shares that are part of the Systematic Withdrawal Plan are not subject to a CDSC, however, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section “How to Redeem.”

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Financial Performance

Financial Performance

The financial highlights tables are intended to help you understand the Fund’s financial performance for the last five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders. The annual report is incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

The Class T shares of the Fund have not commenced operations and had no performance history as of the date of this Prospectus. Therefore, financial highlights tables are not included for Class T shares of the Fund.

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Financial Performance

For a share outstanding throughout each period.

AEW Global Focused Real Estate Fund

	Class A
	Year Ended January 31, 2020	Year Ended January 31, 2019	Year Ended January 31, 2018	Year Ended January 31, 2017	Year Ended January 31, 2016
Net asset value, beginning of the period	$14.62	$14.49	$15.84	$15.93	$18.51
Income (loss) from Investment Operations:
Net investment income(a)	0.22	0.25	0.24	0.18	0.22
Net realized and unrealized gain (loss)	1.61	1.07	(0.14)	1.33	(1.33)
Total from Investment Operations	1.83	1.32	0.10	1.51	(1.11)
Less Distributions From:
Net investment income	(0.39)	(0.23)	(0.22)	(0.22)	(0.18)
Net realized capital gains	(1.83)	(0.96)	(1.23)	(1.38)	(1.29)
Total Distributions	(2.22)	(1.19)	(1.45)	(1.60)	(1.47)
Net asset value, end of the period	$14.23	$14.62	$14.49	$15.84	$15.93
Total return(b)(c)	13.18%	9.95%	0.49%	9.51%	(6.21)%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$33,864	$38,826	$41,189	$58,312	$56,344
Net expenses(d)	1.18% (e)	1.25%	1.29% (f)	1.35%	1.36% (g)
Gross expenses	1.50%	1.45%	1.43%	1.38%	1.38%
Net investment income	1.46%	1.75%	1.49%	1.06%	1.31%
Portfolio turnover rate	107% (h)	20%	11%	13%	17%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective June 1, 2019, the expense limit decreased from 1.25% to 1.15%.
(f)	Effective July 1, 2017, the expense limit decreased from 1.35% to 1.25%.
(g)	Effective May 1, 2015, the expense limit decreased from 1.40% to 1.35%.
(h)	The variation in the Fund’s turnover rate from the year ended January 31, 2019 to the year ended January 31, 2020 was primarily due to a change in the investment strategy of the Fund.

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Financial Performance

For a share outstanding throughout each period.

AEW Global Focused Real Estate Fund

	Class C
	Year Ended January 31 , 2020	Year Ended January 31, 2019	Year Ended January 31, 2018	Year Ended January 31, 2017	Year Ended January 31, 2016
Net asset value, beginning of the period	$14.70	$14.54	$15.87	$15.95	$18.55
Income (loss) from Investment Operations:
Net investment income(a)	0.11	0.14	0.11	0.06	0.09
Net realized and unrealized gain (loss)	1.61	1.06	(0.12)	1.33	(1.33)
Total from Investment Operations	1.72	1.20	(0.01)	1.39	(1.24)
Less Distributions From:
Net investment income	(0.27)	(0.08)	(0.09)	(0.09)	(0.07)
Net realized capital gains	(1.83)	(0.96)	(1.23)	(1.38)	(1.29)
Total Distributions	(2.10)	(1.04)	(1.32)	(1.47)	(1.36)
Net asset value, end of the period	$14.32	$14.70	$14.54	$15.87	$15.95
Total return(b)(c)	12.35%	9.03%	(0.21)%	8.67%	(6.87)%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$1,391	$1,946	$4,472	$7,307	$7,869
Net expenses(d)	1.93% (e)	2.00%	2.05% (f)	2.10%	2.11% (g)
Gross expenses	2.25%	2.20%	2.18%	2.13%	2.13%
Net investment income	0.71%	0.98%	0.71%	0.34%	0.55%
Portfolio turnover rate	107% (h)	20%	11%	13%	17%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective June 1, 2019, the expense limit decreased from 2.00% to 1.90%.
(f)	Effective July 1, 2017, the expense limit decreased from 2.10% to 2.00%.
(g)	Effective May 1, 2015, the expense limit decreased from 2.15% to 2.10%.
(h)	The variation in the Fund’s turnover rate from the year ended January 31, 2019 to the year ended January 31, 2020 was primarily due to a change in the investment strategy of the Fund.

29

Financial Performance

For a share outstanding throughout each period.

AEW Global Focused Real Estate Fund

	Class N
	Year Ended January 31, 2020	Year Ended January 31, 2019	Year Ended January 31, 2018	Year Ended January 31, 2017	Year Ended January 31, 2016
Net asset value, beginning of the period	$13.54	$13.52	$14.87	$15.05	$17.57
Income (loss) from Investment Operations:
Net investment income (loss)(a)	0.24	0.27	0.26	0.22	(0.17) (b)
Net realized and unrealized gain (loss)	1.48	0.98	(0.11)	1.27	(0.81)
Total from Investment Operations	1.72	1.25	0.15	1.49	(0.98)
Less Distributions From:
Net investment income	(0.43)	(0.27)	(0.27)	(0.29)	(0.25)
Net realized capital gains	(1.83)	(0.96)	(1.23)	(1.38)	(1.29)
Total Distributions	(2.26)	(1.23)	(1.50)	(1.67)	(1.54)
Net asset value, end of the period	$13.00	$13.54	$13.52	$14.87	$15.05
Total return	13.49% (c)	10.22% (c)	0.88% (c)	9.91%	(5.79)% (c)
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$10,319	$6,830	$6,865	$6,108	$4,513
Net expenses	0.88% (d)(e)	0.95% (d)	0.97% (d)(f)	0.97%	0.94% (d)(g)
Gross expenses	1.09%	1.00%	1.01%	0.97%	1.01%
Net investment income (loss)	1.69%	2.07%	1.79%	1.38%	(1.14)% (b)
Portfolio turnover rate	107% (h)	20%	11%	13%	17%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

The net investment loss does not correspond with aggregate net investment income earned by the Fund due to the timing of income earned and expenses accrued in relation to changes in net assets of the Fund during the period.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective June 1, 2019, the expense limit decreased from 0.95% to 0.85%.
(f)	Effective July 1, 2017, the expense limit decreased from 1.05% to 0.95%.
(g)	Effective May 1, 2015, the expense limit decreased from 1.10% to 1.05%.
(h)	The variation in the Fund’s turnover rate from the year ended January 31, 2019 to the year ended January 31, 2020 was primarily due to a change in the investment strategy of the Fund.

30

Financial Performance

For a share outstanding throughout each period.

AEW Global Focused Real Estate Fund

	Class Y
	Year Ended January 31, 2020	Year Ended January 31, 2019	Year Ended January 31, 2018	Year Ended January 31, 2017	Year Ended January 31, 2016
Net asset value, beginning of the period	$13.50	$13.48	$14.84	$15.01	$17.54
Income (loss) from Investment Operations:
Net investment income(a)	0.24	0.27	0.25	0.21	0.25
Net realized and unrealized gain (loss)	1.47	0.98	(0.12)	1.27	(1.27)
Total from Investment Operations	1.71	1.25	0.13	1.48	(1.02)
Less Distributions From:
Net investment income	(0.42)	(0.27)	(0.26)	(0.27)	(0.22)
Net realized capital gains	(1.83)	(0.96)	(1.23)	(1.38)	(1.29)
Total Distributions	(2.25)	(1.23)	(1.49)	(1.65)	(1.51)
Net asset value, end of the period	$12.96	$13.50	$13.48	$14.84	$15.01
Total return(b)	13.48%	10.19%	0.73%	9.78%	(5.95)%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$83,933	$73,173	$88,954	$126,203	$140,022
Net expenses(c)	0.93% (d)	1.00%	1.04% (e)	1.10%	1.11% (f)
Gross expenses	1.25%	1.20%	1.18%	1.13%	1.13%
Net investment income	1.72%	2.00%	1.71%	1.30%	1.55%
Portfolio turnover rate	107% (g)	20%	11%	13%	17%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective June 1, 2019, the expense limit decreased from 1.00% to 0.90%.
(e)	Effective July 1, 2017, the expense limit decreased from 1.10% to 1.00%.
(f)	Effective May 1, 2015, the expense limit decreased from 1.15% to 1.10%.
(g)	The variation in the Fund’s turnover rate from the year ended January 31, 2019 to the year ended January 31, 2020 was primarily due to a change in the investment strategy of the Fund.

31

Appendix A - Intermediary Specific Information

Appendix A - Intermediary Specific Information

Set forth below is information regarding sales load waivers and discounts available at specific financial intermediaries which are not affiliated with the Fund, the Adviser, and/or the Distributor. In all instances, it is the purchaser’s responsibility to notify the financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales load waivers or discounts.

Ameriprise Financial

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
• Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
• Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
• Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
• Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
• Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Edward Jones

Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the mutual fund prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Natixis Funds complex or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints

Rights of Accumulation (ROA)
• The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of the Natixis Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.
• ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

• Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in

A-1

Appendix A - Intermediary Specific Information

combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:
• Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good-standing pursuant to Edward Jones’ policies and procedures.
 • Shares purchased in an Edward Jones fee-based program.
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
• Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
• Shares exchanged into class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
• Exchanges from class C shares to class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (CDSC) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
• The death or disability of the shareholder
• Systematic withdrawals with up to 10% per year of the account value
• Return of excess contributions from an Individual Retirement Account (IRA)
• Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations
• Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones
• Shares exchanged in an Edward Jones fee-based program
• Shares acquired through NAV reinstatement

Other Important Information

1.1 Minimum Purchase Amounts
 • $250 initial purchase minimum
 • $50 subsequent purchase minimum
1.2 Minimum Balances
 • Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
 o A fee-based account held on an Edward Jones platform
 o A 529 account held on an Edward Jones platform
 o An account with an active systematic investment plan or letter of intent (LOI)
1.3 Changing Share Classes
 • At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

Janney Montgomery Scott LLC

Shareholders purchasing fund shares through a Janney Montgomery Scott LLC (“Janney”) account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Janney

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
• Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the

A-2

Appendix A - Intermediary Specific Information

redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
• Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

Sales charge waivers on Class A and C shares available at Janney

Shares sold upon the death or disability of the shareholder.
• Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
• Shares purchased in connection with a return of excess contributions from an IRA account.
• Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus.
• Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
• Shares acquired through a right of reinstatement.

Front-end load discounts available at Janney: breakpoints, and/or rights of accumulation

• Breakpoints as described in the fund’s Prospectus.
• Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or in the SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan;

•	Shares purchased by or through a 529 Plan;

•	Shares purchased through a Merrill Lynch affiliated investment advisory program;

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform;

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable);

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family);

•	Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date;

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members;

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus; and

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Class A and Class C Shares available at Merrill Lynch

•	Death or disability of the shareholder;

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus;

•	Return of excess contributions from an IRA account;

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½;

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch;

•	Shares acquired through a right of reinstatement; and

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform.

Merrill Lynch clients subject to a CDSC when transferring from one share class to another may be eligible for CDSC proration. Merrill Lynch will remit the portion of the payment to be made to the Distributor solely for the number of months remaining on the CDSC period divided by the total number of months of the CDSC period.

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus;

•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund

A-3

Appendix A - Intermediary Specific Information

family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets; and

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).

Morgan Stanley Wealth Management

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
• Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
• Shares purchased through a Morgan Stanley self-directed brokerage account
• Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
• Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Oppenheimer

Effective June 30, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares available at OPCO

• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
• Shares purchased by or through a 529 Plan
• Shares purchased through a OPCO affiliated investment advisory program
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
• Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
• Employees and registered representatives of OPCO or its affiliates and their family members
• Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

• Death or disability of the shareholder
• Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
• Return of excess contributions from an IRA Account
• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the prospectus
• Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
• Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
• Breakpoints as described in this prospectus.
• Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

A-4

Appendix A - Intermediary Specific Information

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., & Raymond James affiliates (“Raymond James”)

Shareholders purchasing Fund shares through a Raymond James platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares available at Raymond James

• Shares purchased in an investment advisory program
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James
• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occurs in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Classes A and C Shares available at Raymond James

• Death or disability of the shareholder
• Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
• Return of excess contributions from an IRA account
• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus
• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
• Shares acquired through a right of reinstatement

Front-End Load Discounts Available at Raymond James: Breakpoints and/or Rights of Accumulation

• Breakpoints as described in this prospectus
• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

Robert W. Baird & Co.

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

Front-End Sales Charge Waivers on Investors A-shares Available at Baird
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund
• Shares purchased by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird
• Shares purchased from the proceeds of redemptions from another Natixis Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
• A shareholder in the Funds Class C shares will have their share converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
• Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird
• Shares sold due to death or disability of the shareholder
• Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
• Shares bought due to returns of excess contributions from an IRA Account
• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 ½ as described in the Fund’s prospectus
• Shares sold to pay Baird fees but only if the transaction is initiated by Baird
• Shares acquired through a right of reinstatement

A-5

Appendix A - Intermediary Specific Information

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
• Breakpoints as described in this prospectus
• Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
• Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time

A-6

Appendix B- Financial Intermediary Specific Commissions & Investment Minimum Waivers

Appendix B - Financial Intermediary Specific Commissions & Investment Minimum Waivers

UBS Financial Services, Inc. (“UBS-FS”)
Pursuant to an agreement with the Funds, Class Y shares may be available on certain brokerage platforms at UBS-FS. For such platforms, UBS-FS may charge commissions on brokerage transactions in the Funds’ Class Y shares. A shareholder should contact UBS-FS for information about the commissions charged by UBS-FS for such transactions.

The minimum for the Class Y shares is waived for transactions through such brokerage platforms at UBS-FS.

B-1

Appendix C- Additional Index Information

Appendix C - Additional Index Information

FTSE EPRA Nareit Developed Index

Designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs).

C-1

If you would like more information about the Fund, the following documents are available free upon request:

Annual and Semiannual Reports—Provide additional information about the Fund’s investments. Each annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)—Provides more detailed information about the Fund and its investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

For a free copy of the Fund’s annual or semiannual reports or its SAI, to request other information about the Fund, and to make shareholder inquiries generally, contact your financial representative, visit the Fund’s website at im.natixis.com or call the Fund at 800-225-5478.

Important Notice Regarding Delivery of Shareholder Documents:

In our continuing effort to reduce your fund’s expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

Your financial representative or Natixis Funds will also be happy to answer your questions or to provide any additional information that you may require.

Text-only copies of the Fund’s reports and SAI are available free from the EDGAR Database on the SEC’s Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Portfolio Holdings—A description of the Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI.

Investment Company Act FIle No. 811-09945	XAEW51-0620

Prospectus
June 1, 2020

	Class N	Class Y1
Natixis Sustainable Future 2015 Fund®	NSFBX
Natixis Sustainable Future 2020 Fund®	NSFDX
Natixis Sustainable Future 2025 Fund®	NSFEX
Natixis Sustainable Future 2030 Fund®	NSFFX
Natixis Sustainable Future 2035 Fund®	NSFGX
Natixis Sustainable Future 2040 Fund®	NSFHX
Natixis Sustainable Future 2045 Fund®	NSFJX
Natixis Sustainable Future 2050 Fund®	NSFKX
Natixis Sustainable Future 2055 Fund®	NSFLX
Natixis Sustainable Future 2060 Fund®	NSFMX
1	Class Y shares are not currently available for purchase.

 Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-225-5478. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/natixisfunds.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved any Fund’s shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Fund Summary

Natixis Sustainable Future 2015 Fund®

Investment Goal

The Fund seeks the highest total return consistent with its current asset allocation.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table.

Shareholder Fees

(fees paid directly from your investment)	Class N	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None
Redemption fees	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class N	Class Y
Management fees	0.76%	0.76%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	2.94%	3.04%[1]
Acquired fund fees and expenses	0.27%	0.27%
Total annual fund operating expenses	3.97%	4.07%
Fee waiver and/or expense reimbursement[2]	3.42%	3.47%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.55%	0.60%
1	Other expenses are estimated for the current fiscal year.
2	Natixis Advisors, L.P. (the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.55% and 0.60% of the Fund’s average daily net assets for Class N and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through May 31, 2021 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitation for Class N and Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class N	$56	$894	$1,749	$3,966
Class Y	$61	$919	$1,793	$4,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 73% of the average value of its portfolio.

1

Fund Summary

Investments, Risks and Performance

Principal Investment Strategies

The Fund employs an asset allocation strategy designed for investors planning to retire within a few years of the target year designated in the Fund’s name. The Fund allocates its assets among investments in affiliated underlying funds and separately managed segments that invest directly in securities. Through these allocations, the Fund provides exposure to a variety of asset classes including U.S. equity and fixed-income securities; non-U.S. equity and fixed-income securities, including emerging markets securities (which generally encompass securities offered by markets that are not included in the MSCI World Developed Markets Index); and U.S. government and/or agency securities. The Fund’s asset allocation will become more conservative over time by reducing its equity exposure and increasing its fixed-income exposure in accordance with a “glide path” until approximately 10 years following its target year. The Fund assumes a retirement age of 65 at the target year and is designed for investors who plan to withdraw the value of their account gradually after retirement.

The Fund follows a sustainable investing approach that aligns with environmental, social and governance (“ESG”) principles and values. Consistent with the Fund’s multi-disciplinary approach, the ESG strategies used by the Fund may vary across the Fund’s underlying funds and separately managed segments. For example, strategies may integrate ESG factors into fundamental analysis to pursue alpha and manage risk, or may use sustainable themes to identify investment opportunities. Certain ESG strategies may also seek to exclude specific types of investments.

A brief description of the underlying funds, separately managed segments and asset classes in which the Fund may invest from time to time as well as the Fund’s target allocations can be found in the “More About Goals and Strategies” section of the prospectus. Under normal circumstances, the Fund may deviate no more than plus or minus 10% from its target allocations. The Fund’s Adviser, Natixis Advisors, L.P. (“Natixis Advisors”), may modify the selection of underlying funds and separately managed segments for the Fund from time to time. Subject to the oversight of Natixis Advisors, one of the Fund’s Subadvisers, Wilshire Associates Incorporated (“Wilshire”), determines the Fund’s glide path and target allocations.

The following glide path represents the shifting of equity and fixed-income allocations over time and shows how the Fund’s asset mix becomes more conservative as the target date approaches and passes. This reflects individuals’ expected need for reduced market risks as retirement approaches and for low portfolio volatility after retirement. The Fund is a “through” target date fund. This means that the Fund is expected to reach its final allocations approximately 10 years past its target year.

2

Fund Summary

The Fund’s investments, whether directly through its separately managed segments or indirectly through investments in underlying funds, will generally include equity securities, such as common and preferred stocks, fixed-income investments, such as government bonds, investment grade corporate notes and bonds, zero-coupon bonds, securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), asset-backed securities and mortgage-related securities, and may also include derivative transactions, such as forward currency contracts, structured notes, futures transactions and swap transactions. The Fund may invest in securities of any market capitalization.

The Fund’s Board of Trustees may approve combining the Fund with other Natixis Sustainable Future Funds® that have reached their final allocations if the Board determines that such combination would be in the best interest of such Funds’ shareholders.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. Because of the Fund’s investments in the underlying funds, the Fund will be subject to many of the risks below indirectly through its investments in the underlying funds rather than directly through investment in the actual securities themselves.

The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s or Subadviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s or Subadviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser or Subadviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock. Securities of real estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to the risks of investing in equity securities generally.

Sustainable Investment Style Risk: Because the Fund focuses on equity securities of companies that meet certain ESG criteria, bonds whose purpose is to finance projects with a positive environmental impact and other fixed-income securities that, in the opinion of the Adviser, present minimal ESG concerns, its universe of investments may be smaller than that of other funds and therefore the Fund may underperform the market as a whole if such investments underperform the market. The Fund may forgo opportunities to gain exposure to certain attractive companies, industries, sectors or countries and it may choose to sell a security when it might otherwise be disadvantageous to do so.

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Emerging Markets Risk: In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Allocation Risk: The Fund’s investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.

Credit/Counterparty Risk: Credit/counterparty risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund will be subject to credit/counterparty risks with respect to the counterparties to its derivatives transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee given by a central clearing house, are not available in connection with over-the-counter (“OTC”) derivative transactions, such as foreign currency transactions. As a result, in instances when the Fund enters into OTC derivative transactions, the Fund will be subject to the risk that its counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to

3

Fund Summary

realize gains. This risk will be heightened to the extent the Fund enters into derivative transactions with a single counterparty (or affiliated counterparties that are part of the same organization), causing the Fund to have significant exposure to such counterparty.

Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest in currency-related instruments and may invest in securities or other instruments denominated in, or that generate income denominated in, foreign currencies. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Cybersecurity and Technology Risk: The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.

Derivatives Risk: The Fund will be exposed to derivatives risk primarily through its investments in the underlying funds. Derivative instruments (such as those in which the underlying funds may invest, including forward currency contracts, structured notes, futures transactions and swap transactions) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that an underlying fund’s use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives by an underlying fund may give rise to leverage risk and can have a significant impact on the underlying fund’s exposure to securities market values, interest rates or currency exchange rates. It is possible that an underlying fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives by an underlying fund may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. An underlying fund’s use of derivatives, such as forward currency contracts, structured notes, futures transactions and swap transactions involves other risks, such as the credit/counterparty risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other OTC derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin (if any) required to initiate derivatives positions. There is also the risk that an underlying fund may be unable to terminate or sell a derivatives position at an advantageous time or price. An underlying fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.

Inflation-Protected Securities Risk: Inflation-protected securities are subject to the risk that the rate of inflation will be lower than expected. Inflation-protected securities are intended to protect against inflation by adjusting the interest or principal payable on the security by an amount based upon an index intended to measure the rate of inflation. There can be no assurance that the relevant index will accurately measure the rate of inflation, in which case the securities may not work as intended.

Interest Rate Risk: Interest rate risk is the risk that the value of the Fund’s investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. The value of zero-coupon bonds may be more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. Potential future changes in government monetary policy may affect the level of interest rates.

Investments in Other Investment Companies Risk: The Fund will indirectly bear the management, service and other fees of any other investment companies, including exchange-traded funds, in which it invests in addition to its own expenses. The Fund is also indirectly exposed to the same risks as the underlying funds in proportion to the allocation of the Fund’s assets among the underlying funds.

Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, including short-term capital gains taxable as ordinary income, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses.

Leverage Risk: Use of derivative instruments by an underlying fund may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on a fund’s returns, and may lead to significant losses if investments are not successful.

Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there

4

Fund Summary

may be no liquid secondary market or ready purchaser for such securities. OTC derivatives are generally subject to greater liquidity risk as well. Liquidity issues may also make it difficult to value the Fund’s investments.

Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market/Issuer Risk: The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.

Retirement Risk: The Fund is not a complete retirement program and there is no guarantee that an investment in the Fund will provide sufficient retirement income at or through retirement. Although the Fund will become more conservative over time (meaning that the Fund will allocate more of its assets to fixed-income investments than equity investments as it nears the target retirement date), the Fund will continue to be exposed to market/issuer risk and the share price of the Fund will fluctuate, even after the Fund reaches its most conservative allocation. This means that you could lose money by investing in the Fund, including losses near, at, or after the target retirement date. In addition, your risk tolerance may change over time, including in ways that do not correlate perfectly with the Fund’s glide path. Achieving your retirement goals will depend on many factors, including the amount you save and the period over which you do so.

Small- and Mid-Capitalization Companies Risk: Compared to large-capitalization companies, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-capitalization companies.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by comparing the Fund’s one-year and life-of-fund performance with a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at im.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

Total Returns for Class N Shares

Highest Quarterly Return: First Quarter 2019, 7.11% Lowest Quarterly Return: Fourth Quarter 2018, -5.74%

The Fund’s Class N shares total return year-to-date as of March 31, 2020 was -9.34%.

Average Annual Total Returns
(for the periods ended December 31, 2019)	Past 1 Year	Life of Fund (2/28/17)
Return Before Taxes	16.52%	8.27%
Return After Taxes on Distributions	14.62%	6.47%
Return After Taxes on Distributions and Sale of Fund Shares	10.41%	5.89%
S&P Target Date 2015® Index	15.40%	6.77%

The Fund did not have Class Y shares outstanding during the periods shown above. The returns of Class Y shares would have been substantially similar to the returns of the Fund’s Class N shares because they would have been invested in the same portfolio of securities and would only differ to the extent the Class N shares did not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

5

Fund Summary

Management

Investment Adviser

Natixis Advisors, L.P. (“Natixis Advisors”)

Investment Subadvisers

Harris Associates L.P. (“Harris Associates”)

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Mirova US LLC (“Mirova US”)

Wilshire Associates Incorporated (“Wilshire”)

Portfolio Managers

The following portfolio managers determine the Fund’s available underlying funds and separately managed segments and supervise the activities of the Fund’s subadvisers:

Natixis Advisors

Marina Gross has served as a portfolio manager of the Fund since 2018.

Curt Overway, CFA® has served as a portfolio manager of the Fund since 2018.

Daniel Price, CFA® has served as a portfolio manager of the Fund since 2018.

Christopher Sharpe, CFA® has served as a portfolio manager of the Fund since 2019.

The following portfolio managers determine the Fund’s glide path and target allocations:

Wilshire

Nathan Palmer, CFA® has served as a portfolio manager of the Fund since 2017.

Anthony Wicklund, CFA®, CAIA has served as a portfolio manager of the Fund since 2018.

The following portfolio managers manage the portfolios of one or more separately managed segments of the Fund:

Harris Associates

William C. Nygren, CFA® has served as a portfolio manager of the Fund since 2019.

Kevin G. Grant, CFA® has served as a portfolio manager of the Fund since 2019.

M. Colin Hudson, CFA® has served as a portfolio manager of the Fund since 2019.

Michael J. Mangan, CFA® has served as a portfolio manager of the Fund since 2019.

Michael A. Nicolas, CFA® has served as a portfolio manager of the Fund since 2020.

Loomis Sayles

Daniel Conklin, CFA® has served as an associate portfolio manager of the Fund since 2019.

Aziz V. Hamzaogullari, CFA® has served as a portfolio manager of the Fund since 2019.

Christopher T. Harms has served as a portfolio manager of the Fund since 2019.

Clifton V. Rowe, CFA® has served as a portfolio manager of the Fund since 2019.

Kurt L. Wagner*, CFA® has served as a portfolio manager of the Fund since 2019.

*Effective June 30, 2020, Mr. Wagner will no longer serve as a portfolio manager of the Fund.

Mirova US

Jens Peers, CFA® has served as a portfolio manager of the Fund since 2017.

David Belloc, CFA® has served as a portfolio manager of the Fund since 2018.

Hua Cheng, CFA®, PhD has served as a portfolio manager of the Fund since 2017.

Manuel Coeslier has served as a portfolio manager of the Fund since 2017.

Amber Fairbanks, CFA® has served as a portfolio manager of the Fund since 2018.

Hervé Guez has served as a portfolio manager of the Fund since 2017.

6

Fund Summary

Mr. Belloc, Mr. Coeslier and Mr. Guez are employees of Mirova, the parent company of Mirova US, and provide portfolio management through a personnel-sharing arrangement between Mirova and Mirova US.

Natixis Advisors (Active Index Advisors Division)

Kevin H. Maeda has served as a portfolio manager of the Fund since 2017.

Serena V. Stone, CFA® has served as a portfolio manager of the Fund since 2017.

Purchase and Sale of Fund Shares

Class N Shares

Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to accounts established via a transfer or any other transaction in which a new account is established. There is no initial investment minimum for Certain Retirement Plans and funds of funds that are distributed by Natixis Distribution, L.P. (the “Distributor”). Sub accounts held within an omnibus account, where the omnibus account has at least $1,000,000, are not required to meet the investment minimum. There is no subsequent investment minimum for these shares. In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in Class N. If, after two years, an account’s value does not exceed the investment minimum requirement, the Distributor and the Fund reserve the right to redeem such account.

Class Y Shares

Class Y shares are not currently available for purchase.

Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $50, except there is no minimum initial or subsequent investment for:

• Fee Based Programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.
• Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.
• Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.
• Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.
• Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of Natixis Advisors, L.P., clients of Natixis Advisors, L.P. and its affiliates may purchase Class Y shares of the Fund below the stated minimums.

Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund’s shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at im.natixis.com (certain restrictions may apply), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7

Fund Summary

Natixis Sustainable Future 2020 Fund®

Investment Goal

The Fund seeks the highest total return consistent with its current asset allocation.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table.

Shareholder Fees

(fees paid directly from your investment)	Class N	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None
Redemption fees	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class N	Class Y
Management fees	0.78%	0.78%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	2.91%	3.01%[1]
Acquired fund fees and expenses	0.26%	0.26%
Total annual fund operating expenses	3.95%	4.05%
Fee waiver and/or expense reimbursement[2]	3.40%	3.45%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.55%	0.60%
1	Other expenses are estimated for the current fiscal year.
2	Natixis Advisors, L.P. (the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.55% and 0.60% of the Fund’s average daily net assets for Class N and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through May 31, 2021 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitation for Class N and Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class N	$56	$890	$1,741	$3,950
Class Y	$61	$915	$1,785	$4,033

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.

8

Fund Summary

Investments, Risks and Performance

Principal Investment Strategies

The Fund employs an asset allocation strategy designed for investors planning to retire within a few years of the target year designated in the Fund’s name. The Fund allocates its assets among investments in affiliated underlying funds and separately managed segments that invest directly in securities. Through these allocations, the Fund provides exposure to a variety of asset classes including U.S. equity and fixed-income securities; non-U.S. equity and fixed-income securities, including emerging markets securities (which generally encompass securities offered by markets that are not included in the MSCI World Developed Markets Index); and U.S. government and/or agency securities. The Fund’s asset allocation will become more conservative over time by reducing its equity exposure and increasing its fixed-income exposure in accordance with a “glide path” until approximately 10 years following its target year. The Fund assumes a retirement age of 65 at the target year and is designed for investors who plan to withdraw the value of their account gradually after retirement.

The Fund follows a sustainable investing approach that aligns with environmental, social and governance (“ESG”) principles and values. Consistent with the Fund’s multi-disciplinary approach, the ESG strategies used by the Fund may vary across the Fund’s underlying funds and separately managed segments. For example, strategies may integrate ESG factors into fundamental analysis to pursue alpha and manage risk, or may use sustainable themes to identify investment opportunities. Certain ESG strategies may also seek to exclude specific types of investments.

A brief description of the underlying funds, separately managed segments and asset classes in which the Fund may invest from time to time as well as the Fund’s target allocations can be found in the “More About Goals and Strategies” section of the prospectus. Under normal circumstances, the Fund may deviate no more than plus or minus 10% from its target allocations. The Fund’s Adviser, Natixis Advisors, L.P. (“Natixis Advisors”), may modify the selection of underlying funds and separately managed segments for the Fund from time to time. Subject to the oversight of Natixis Advisors, one of the Fund’s Subadvisers, Wilshire Associates Incorporated (“Wilshire”), determines the Fund’s glide path and target allocations.

The following glide path represents the shifting of equity and fixed-income allocations over time and shows how the Fund’s asset mix becomes more conservative as the target date approaches and passes. This reflects individuals’ expected need for reduced market risks as retirement approaches and for low portfolio volatility after retirement. The Fund is a “through” target date fund. This means that the Fund is expected to reach its final allocations approximately 10 years past its target year.

9

Fund Summary

The Fund’s investments, whether directly through its separately managed segments or indirectly through investments in underlying funds, will generally include equity securities, such as common and preferred stocks, fixed-income investments, such as government bonds, investment grade corporate notes and bonds, zero-coupon bonds, securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), asset-backed securities and mortgage-related securities, and may also include derivative transactions, such as forward currency contracts, structured notes, futures transactions and swap transactions. The Fund may invest in securities of any market capitalization.

The Fund’s Board of Trustees may approve combining the Fund with other Natixis Sustainable Future Funds® that have reached their final allocations if the Board determines that such combination would be in the best interest of such Funds’ shareholders.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. Because of the Fund’s investments in the underlying funds, the Fund will be subject to many of the risks below indirectly through its investments in the underlying funds rather than directly through investment in the actual securities themselves.

The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s or Subadviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s or Subadviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser or Subadviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock. Securities of real estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to the risks of investing in equity securities generally.

Sustainable Investment Style Risk: Because the Fund focuses on equity securities of companies that meet certain ESG criteria, bonds whose purpose is to finance projects with a positive environmental impact and other fixed-income securities that, in the opinion of the Adviser, present minimal ESG concerns, its universe of investments may be smaller than that of other funds and therefore the Fund may underperform the market as a whole if such investments underperform the market. The Fund may forgo opportunities to gain exposure to certain attractive companies, industries, sectors or countries and it may choose to sell a security when it might otherwise be disadvantageous to do so.

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Emerging Markets Risk: In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Allocation Risk: The Fund’s investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.

Credit/Counterparty Risk: Credit/counterparty risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund will be subject to credit/counterparty risks with respect to the counterparties to its derivatives transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee given by a central clearing house, are not available in connection with over-the-counter (“OTC”) derivative transactions, such as foreign currency transactions. As a result, in instances when the Fund enters into OTC derivative transactions, the Fund will be subject to the risk that its counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to

10

Fund Summary

realize gains. This risk will be heightened to the extent the Fund enters into derivative transactions with a single counterparty (or affiliated counterparties that are part of the same organization), causing the Fund to have significant exposure to such counterparty.

Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest in currency-related instruments and may invest in securities or other instruments denominated in, or that generate income denominated in, foreign currencies. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Cybersecurity and Technology Risk: The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.

Derivatives Risk: The Fund will be exposed to derivatives risk primarily through its investments in the underlying funds. Derivative instruments (such as those in which the underlying funds may invest, including forward currency contracts, structured notes, futures transactions and swap transactions) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that an underlying fund’s use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives by an underlying fund may give rise to leverage risk and can have a significant impact on the underlying fund’s exposure to securities market values, interest rates or currency exchange rates. It is possible that an underlying fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives by an underlying fund may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. An underlying fund’s use of derivatives, such as forward currency contracts, structured notes, futures transactions and swap transactions involves other risks, such as the credit/counterparty risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other OTC derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin (if any) required to initiate derivatives positions. There is also the risk that an underlying fund may be unable to terminate or sell a derivatives position at an advantageous time or price. An underlying fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.

Inflation-Protected Securities Risk: Inflation-protected securities are subject to the risk that the rate of inflation will be lower than expected. Inflation-protected securities are intended to protect against inflation by adjusting the interest or principal payable on the security by an amount based upon an index intended to measure the rate of inflation. There can be no assurance that the relevant index will accurately measure the rate of inflation, in which case the securities may not work as intended.

Interest Rate Risk: Interest rate risk is the risk that the value of the Fund’s investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. The value of zero-coupon bonds may be more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. Potential future changes in government monetary policy may affect the level of interest rates.

Investments in Other Investment Companies Risk: The Fund will indirectly bear the management, service and other fees of any other investment companies, including exchange-traded funds, in which it invests in addition to its own expenses. The Fund is also indirectly exposed to the same risks as the underlying funds in proportion to the allocation of the Fund’s assets among the underlying funds.

Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, including short-term capital gains taxable as ordinary income, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses.

Leverage Risk: Use of derivative instruments by an underlying fund may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on a fund’s returns, and may lead to significant losses if investments are not successful.

Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there

11

Fund Summary

may be no liquid secondary market or ready purchaser for such securities. OTC derivatives are generally subject to greater liquidity risk as well. Liquidity issues may also make it difficult to value the Fund’s investments.

Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market/Issuer Risk: The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.

Retirement Risk: The Fund is not a complete retirement program and there is no guarantee that an investment in the Fund will provide sufficient retirement income at or through retirement. Although the Fund will become more conservative over time (meaning that the Fund will allocate more of its assets to fixed-income investments than equity investments as it nears the target retirement date), the Fund will continue to be exposed to market/issuer risk and the share price of the Fund will fluctuate, even after the Fund reaches its most conservative allocation. This means that you could lose money by investing in the Fund, including losses near, at, or after the target retirement date. In addition, your risk tolerance may change over time, including in ways that do not correlate perfectly with the Fund’s glide path. Achieving your retirement goals will depend on many factors, including the amount you save and the period over which you do so.

Small- and Mid-Capitalization Companies Risk: Compared to large-capitalization companies, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-capitalization companies.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by comparing the Fund’s one-year and life-of-fund performance with a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at im.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

Total Returns for Class N Shares

Highest Quarterly Return: First Quarter 2019, 7.76% Lowest Quarterly Return: Fourth Quarter 2018, -6.66%

The Fund’s Class N shares total return year-to-date as of March 31, 2020 was -10.93%.

Average Annual Total Returns
(for the periods ended December 31, 2019)	Past 1 Year	Life of Fund (2/28/17)
Return Before Taxes	17.94%	9.06%
Return After Taxes on Distributions	16.10%	7.06%
Return After Taxes on Distributions and Sale of Fund Shares	11.08%	6.47%
S&P Target Date 2020® Index	16.52%	7.28%

The Fund did not have Class Y shares outstanding during the periods shown above. The returns of Class Y shares would have been substantially similar to the returns of the Fund’s Class N shares because they would have been invested in the same portfolio of securities and would only differ to the extent the Class N shares did not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

12

Fund Summary

Management

Investment Adviser

Natixis Advisors, L.P. (“Natixis Advisors”)

Investment Subadvisers

Harris Associates L.P. (“Harris Associates”)

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Mirova US LLC (“Mirova US”)

Wilshire Associates Incorporated (“Wilshire”)

Portfolio Managers

The following portfolio managers determine the Fund’s available underlying funds and separately managed segments and supervise the activities of the Fund’s subadvisers:

Natixis Advisors

Marina Gross has served as a portfolio manager of the Fund since 2018.

Curt Overway, CFA® has served as a portfolio manager of the Fund since 2018.

Daniel Price, CFA® has served as a portfolio manager of the Fund since 2018.

Christopher Sharpe, CFA® has served as a portfolio manager of the Fund since 2019.

The following portfolio managers determine the Fund’s glide path and target allocations:

Wilshire

Nathan Palmer, CFA® has served as a portfolio manager of the Fund since 2017.

Anthony Wicklund, CFA®, CAIA has served as a portfolio manager of the Fund since 2018.

The following portfolio managers manage the portfolios of one or more separately managed segments of the Fund:

Harris Associates

William C. Nygren, CFA® has served as a portfolio manager of the Fund since 2019.

Kevin G. Grant, CFA® has served as a portfolio manager of the Fund since 2019.

M. Colin Hudson, CFA® has served as a portfolio manager of the Fund since 2019.

Michael J. Mangan, CFA® has served as a portfolio manager of the Fund since 2019.

Michael A. Nicolas, CFA® has served as a portfolio manager of the Fund since 2020.

Loomis Sayles

Daniel Conklin, CFA® has served as an associate portfolio manager of the Fund since 2019.

Aziz V. Hamzaogullari, CFA® has served as a portfolio manager of the Fund since 2019.

Christopher T. Harms has served as a portfolio manager of the Fund since 2019.

Clifton V. Rowe, CFA® has served as a portfolio manager of the Fund since 2019.

Kurt L. Wagner*, CFA® has served as a portfolio manager of the Fund since 2019.

*Effective June 30, 2020, Mr. Wagner will no longer serve as a portfolio manager of the Fund.

Mirova US

Jens Peers, CFA® has served as a portfolio manager of the Fund since 2017.

David Belloc, CFA® has served as a portfolio manager of the Fund since 2018.

Hua Cheng, CFA®, PhD has served as a portfolio manager of the Fund since 2017.

Manuel Coeslier has served as a portfolio manager of the Fund since 2017.

Amber Fairbanks, CFA® has served as a portfolio manager of the Fund since 2018.

Hervé Guez has served as a portfolio manager of the Fund since 2017.

13

Fund Summary

Mr. Belloc, Mr. Coeslier and Mr. Guez are employees of Mirova, the parent company of Mirova US, and provide portfolio management through a personnel-sharing arrangement between Mirova and Mirova US.

Natixis Advisors (Active Index Advisors Division)

Kevin H. Maeda has served as a portfolio manager of the Fund since 2017.

Serena V. Stone, CFA® has served as a portfolio manager of the Fund since 2017.

Purchase and Sale of Fund Shares

Class N Shares

Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to accounts established via a transfer or any other transaction in which a new account is established. There is no initial investment minimum for Certain Retirement Plans and funds of funds that are distributed by Natixis Distribution, L.P. (the “Distributor”). Sub accounts held within an omnibus account, where the omnibus account has at least $1,000,000, are not required to meet the investment minimum. There is no subsequent investment minimum for these shares. In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in Class N. If, after two years, an account’s value does not exceed the investment minimum requirement, the Distributor and the Fund reserve the right to redeem such account.

Class Y Shares

Class Y shares are not currently available for purchase.

Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $50, except there is no minimum initial or subsequent investment for:

• Fee Based Programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.
• Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.
• Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.
• Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.
• Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of Natixis Advisors, L.P., clients of Natixis Advisors, L.P. and its affiliates may purchase Class Y shares of the Fund below the stated minimums.

Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund’s shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at im.natixis.com (certain restrictions may apply), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

14

Fund Summary

Natixis Sustainable Future 2025 Fund®

Investment Goal

The Fund seeks the highest total return consistent with its current asset allocation.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table.

Shareholder Fees

(fees paid directly from your investment)	Class N	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None
Redemption fees	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class N	Class Y
Management fees	0.79%	0.79%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	3.39%	3.49%[1]
Acquired fund fees and expenses	0.25%	0.25%
Total annual fund operating expenses	4.43%	4.53%
Fee waiver and/or expense reimbursement[2]	3.87%	3.92%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.56%	0.61%
1	Other expenses are estimated for the current fiscal year.
2	Natixis Advisors, L.P. (the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.56% and 0.61% of the Fund’s average daily net assets for Class N and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through May 31, 2021 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitation for Class N and Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class N	$57	$988	$1,929	$4,330
Class Y	$62	$1,013	$1,972	$4,409

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

15

Fund Summary

Investments, Risks and Performance

Principal Investment Strategies

The Fund employs an asset allocation strategy designed for investors planning to retire within a few years of the target year designated in the Fund’s name. The Fund allocates its assets among investments in affiliated underlying funds and separately managed segments that invest directly in securities. Through these allocations, the Fund provides exposure to a variety of asset classes including U.S. equity and fixed-income securities; non-U.S. equity and fixed-income securities, including emerging markets securities (which generally encompass securities offered by markets that are not included in the MSCI World Developed Markets Index); and U.S. government and/or agency securities. The Fund’s asset allocation will become more conservative over time by reducing its equity exposure and increasing its fixed-income exposure in accordance with a “glide path” until approximately 10 years following its target year. The Fund assumes a retirement age of 65 at the target year and is designed for investors who plan to withdraw the value of their account gradually after retirement.

The Fund follows a sustainable investing approach that aligns with environmental, social and governance (“ESG”) principles and values. Consistent with the Fund’s multi-disciplinary approach, the ESG strategies used by the Fund may vary across the Fund’s underlying funds and separately managed segments. For example, strategies may integrate ESG factors into fundamental analysis to pursue alpha and manage risk, or may use sustainable themes to identify investment opportunities. Certain ESG strategies may also seek to exclude specific types of investments.

A brief description of the underlying funds, separately managed segments and asset classes in which the Fund may invest from time to time as well as the Fund’s target allocations can be found in the “More About Goals and Strategies” section of the prospectus. Under normal circumstances, the Fund may deviate no more than plus or minus 10% from its target allocations. The Fund’s Adviser, Natixis Advisors, L.P. (“Natixis Advisors”), may modify the selection of underlying funds and separately managed segments for the Fund from time to time. Subject to the oversight of Natixis Advisors, one of the Fund’s Subadvisers, Wilshire Associates Incorporated (“Wilshire”), determines the Fund’s glide path and target allocations.

The following glide path represents the shifting of equity and fixed-income allocations over time and shows how the Fund’s asset mix becomes more conservative as the target date approaches and passes. This reflects individuals’ expected need for reduced market risks as retirement approaches and for low portfolio volatility after retirement. The Fund is a “through” target date fund. This means that the Fund is expected to reach its final allocations approximately 10 years past its target year.

16

Fund Summary

The Fund’s investments, whether directly through its separately managed segments or indirectly through investments in underlying funds, will generally include equity securities, such as common and preferred stocks, fixed-income investments, such as government bonds, investment grade corporate notes and bonds, zero-coupon bonds, securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), asset-backed securities and mortgage-related securities, and may also include derivative transactions, such as forward currency contracts, structured notes, futures transactions and swap transactions. The Fund may invest in securities of any market capitalization.

The Fund’s Board of Trustees may approve combining the Fund with other Natixis Sustainable Future Funds® that have reached their final allocations if the Board determines that such combination would be in the best interest of such Funds’ shareholders.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. Because of the Fund’s investments in the underlying funds, the Fund will be subject to many of the risks below indirectly through its investments in the underlying funds rather than directly through investment in the actual securities themselves.

The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s or Subadviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s or Subadviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser or Subadviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock. Securities of real estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to the risks of investing in equity securities generally.

Sustainable Investment Style Risk: Because the Fund focuses on equity securities of companies that meet certain ESG criteria, bonds whose purpose is to finance projects with a positive environmental impact and other fixed-income securities that, in the opinion of the Adviser, present minimal ESG concerns, its universe of investments may be smaller than that of other funds and therefore the Fund may underperform the market as a whole if such investments underperform the market. The Fund may forgo opportunities to gain exposure to certain attractive companies, industries, sectors or countries and it may choose to sell a security when it might otherwise be disadvantageous to do so.

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Emerging Markets Risk: In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Allocation Risk: The Fund’s investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.

Credit/Counterparty Risk: Credit/counterparty risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund will be subject to credit/counterparty risks with respect to the counterparties to its derivatives transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee given by a central clearing house, are not available in connection with over-the-counter (“OTC”) derivative transactions, such as foreign currency transactions. As a result, in instances when the Fund enters into OTC derivative transactions, the Fund will be subject to the risk that its counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to

17

Fund Summary

realize gains. This risk will be heightened to the extent the Fund enters into derivative transactions with a single counterparty (or affiliated counterparties that are part of the same organization), causing the Fund to have significant exposure to such counterparty.

Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest in currency-related instruments and may invest in securities or other instruments denominated in, or that generate income denominated in, foreign currencies. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Cybersecurity and Technology Risk: The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.

Derivatives Risk: The Fund will be exposed to derivatives risk primarily through its investments in the underlying funds. Derivative instruments (such as those in which the underlying funds may invest, including forward currency contracts, structured notes, futures transactions and swap transactions) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that an underlying fund’s use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives by an underlying fund may give rise to leverage risk and can have a significant impact on the underlying fund’s exposure to securities market values, interest rates or currency exchange rates. It is possible that an underlying fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives by an underlying fund may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. An underlying fund’s use of derivatives, such as forward currency contracts, structured notes, futures transactions and swap transactions involves other risks, such as the credit/counterparty risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other OTC derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin (if any) required to initiate derivatives positions. There is also the risk that an underlying fund may be unable to terminate or sell a derivatives position at an advantageous time or price. An underlying fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.

Inflation-Protected Securities Risk: Inflation-protected securities are subject to the risk that the rate of inflation will be lower than expected. Inflation-protected securities are intended to protect against inflation by adjusting the interest or principal payable on the security by an amount based upon an index intended to measure the rate of inflation. There can be no assurance that the relevant index will accurately measure the rate of inflation, in which case the securities may not work as intended.

Interest Rate Risk: Interest rate risk is the risk that the value of the Fund’s investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. The value of zero-coupon bonds may be more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. Potential future changes in government monetary policy may affect the level of interest rates.

Investments in Other Investment Companies Risk: The Fund will indirectly bear the management, service and other fees of any other investment companies, including exchange-traded funds, in which it invests in addition to its own expenses. The Fund is also indirectly exposed to the same risks as the underlying funds in proportion to the allocation of the Fund’s assets among the underlying funds.

Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, including short-term capital gains taxable as ordinary income, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses.

Leverage Risk: Use of derivative instruments by an underlying fund may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on a fund’s returns, and may lead to significant losses if investments are not successful.

Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there

18

Fund Summary

may be no liquid secondary market or ready purchaser for such securities. OTC derivatives are generally subject to greater liquidity risk as well. Liquidity issues may also make it difficult to value the Fund’s investments.

Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market/Issuer Risk: The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.

Retirement Risk: The Fund is not a complete retirement program and there is no guarantee that an investment in the Fund will provide sufficient retirement income at or through retirement. Although the Fund will become more conservative over time (meaning that the Fund will allocate more of its assets to fixed-income investments than equity investments as it nears the target retirement date), the Fund will continue to be exposed to market/issuer risk and the share price of the Fund will fluctuate, even after the Fund reaches its most conservative allocation. This means that you could lose money by investing in the Fund, including losses near, at, or after the target retirement date. In addition, your risk tolerance may change over time, including in ways that do not correlate perfectly with the Fund’s glide path. Achieving your retirement goals will depend on many factors, including the amount you save and the period over which you do so.

Small- and Mid-Capitalization Companies Risk: Compared to large-capitalization companies, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-capitalization companies.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by comparing the Fund’s one-year and life-of-fund performance with a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at im.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

Total Returns for Class N Shares

Highest Quarterly Return: First Quarter 2019, 8.21% Lowest Quarterly Return: Fourth Quarter 2018, -7.55%

The Fund’s Class N shares total return year-to-date as of March 31, 2020 was -13.58%.

Average Annual Total Returns
(for the periods ended December 31, 2019)	Past 1 Year	Life of Fund (2/28/17)
Return Before Taxes	19.15%	9.66%
Return After Taxes on Distributions	17.14%	7.79%
Return After Taxes on Distributions and Sale of Fund Shares	11.97%	7.01%
S&P Target Date 2025® Index	18.38%	8.00%

The Fund did not have Class Y shares outstanding during the periods shown above. The returns of Class Y shares would have been substantially similar to the returns of the Fund’s Class N shares because they would have been invested in the same portfolio of securities and would only differ to the extent the Class N shares did not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

19

Fund Summary

Management

Investment Adviser

Natixis Advisors, L.P. (“Natixis Advisors”)

Investment Subadvisers

Harris Associates L.P. (“Harris Associates”)

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Mirova US LLC (“Mirova US”)

Wilshire Associates Incorporated (“Wilshire”)

Portfolio Managers

The following portfolio managers determine the Fund’s available underlying funds and separately managed segments and supervise the activities of the Fund’s subadvisers:

Natixis Advisors

Marina Gross has served as a portfolio manager of the Fund since 2018.

Curt Overway, CFA® has served as a portfolio manager of the Fund since 2018.

Daniel Price, CFA® has served as a portfolio manager of the Fund since 2018.

Christopher Sharpe, CFA® has served as a portfolio manager of the Fund since 2019.

The following portfolio managers determine the Fund’s glide path and target allocations:

Wilshire

Nathan Palmer, CFA® has served as a portfolio manager of the Fund since 2017.

Anthony Wicklund, CFA®, CAIA has served as a portfolio manager of the Fund since 2018.

The following portfolio managers manage the portfolios of one or more separately managed segments of the Fund:

Harris Associates

William C. Nygren, CFA® has served as a portfolio manager of the Fund since 2019.

Kevin G. Grant, CFA® has served as a portfolio manager of the Fund since 2019.

M. Colin Hudson, CFA® has served as a portfolio manager of the Fund since 2019.

Michael J. Mangan, CFA® has served as a portfolio manager of the Fund since 2019.

Michael A. Nicolas, CFA® has served as a portfolio manager of the Fund since 2020.

Loomis Sayles

Daniel Conklin, CFA® has served as an associate portfolio manager of the Fund since 2019.

Aziz V. Hamzaogullari, CFA® has served as a portfolio manager of the Fund since 2019.

Christopher T. Harms has served as a portfolio manager of the Fund since 2019.

Clifton V. Rowe, CFA® has served as a portfolio manager of the Fund since 2019.

Kurt L. Wagner*, CFA® has served as a portfolio manager of the Fund since 2019.

*Effective June 30, 2020, Mr. Wagner will no longer serve as a portfolio manager of the Fund.

Mirova US

Jens Peers, CFA® has served as a portfolio manager of the Fund since 2017.

David Belloc, CFA® has served as a portfolio manager of the Fund since 2018.

Hua Cheng, CFA®, PhD has served as a portfolio manager of the Fund since 2017.

Manuel Coeslier has served as a portfolio manager of the Fund since 2017.

Amber Fairbanks, CFA® has served as a portfolio manager of the Fund since 2018.

Hervé Guez has served as a portfolio manager of the Fund since 2017.

20

Fund Summary

Mr. Belloc, Mr. Coeslier and Mr. Guez are employees of Mirova, the parent company of Mirova US, and provide portfolio management through a personnel-sharing arrangement between Mirova and Mirova US.

Natixis Advisors (Active Index Advisors Division)

Kevin H. Maeda has served as a portfolio manager of the Fund since 2017.

Serena V. Stone, CFA® has served as a portfolio manager of the Fund since 2017.

Purchase and Sale of Fund Shares

Class N Shares

Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to accounts established via a transfer or any other transaction in which a new account is established. There is no initial investment minimum for Certain Retirement Plans and funds of funds that are distributed by Natixis Distribution, L.P. (the “Distributor”). Sub accounts held within an omnibus account, where the omnibus account has at least $1,000,000, are not required to meet the investment minimum. There is no subsequent investment minimum for these shares. In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in Class N. If, after two years, an account’s value does not exceed the investment minimum requirement, the Distributor and the Fund reserve the right to redeem such account.

Class Y Shares

Class Y shares are not currently available for purchase.

Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $50, except there is no minimum initial or subsequent investment for:

• Fee Based Programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.
• Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.
• Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.
• Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.
• Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of Natixis Advisors, L.P., clients of Natixis Advisors, L.P. and its affiliates may purchase Class Y shares of the Fund below the stated minimums.

Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund’s shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at im.natixis.com (certain restrictions may apply), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

21

Fund Summary

Natixis Sustainable Future 2030 Fund®

Investment Goal

The Fund seeks the highest total return consistent with its current asset allocation.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table.

Shareholder Fees

(fees paid directly from your investment)	Class N	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None
Redemption fees	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class N	Class Y
Management fees	0.80%	0.80%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	3.57%	3.67%[1]
Acquired fund fees and expenses	0.23%	0.23%
Total annual fund operating expenses	4.60%	4.70%
Fee waiver and/or expense reimbursement[2]	4.03%	4.08%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.57%	0.62%
1	Other expenses are estimated for the current fiscal year.
2	Natixis Advisors, L.P. (the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.57% and 0.62% of the Fund’s average daily net assets for Class N and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through May 31, 2021 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitation for Class N and Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class N	$58	$1,023	$1,995	$4,460
Class Y	$63	$1,047	$2,037	$4,539

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.

22

Fund Summary

Investments, Risks and Performance

Principal Investment Strategies

The Fund employs an asset allocation strategy designed for investors planning to retire within a few years of the target year designated in the Fund’s name. The Fund allocates its assets among investments in affiliated underlying funds and separately managed segments that invest directly in securities. Through these allocations, the Fund provides exposure to a variety of asset classes including U.S. equity and fixed-income securities; non-U.S. equity and fixed-income securities, including emerging markets securities (which generally encompass securities offered by markets that are not included in the MSCI World Developed Markets Index); and U.S. government and/or agency securities. The Fund’s asset allocation will become more conservative over time by reducing its equity exposure and increasing its fixed-income exposure in accordance with a “glide path” until approximately 10 years following its target year. The Fund assumes a retirement age of 65 at the target year and is designed for investors who plan to withdraw the value of their account gradually after retirement.

The Fund follows a sustainable investing approach that aligns with environmental, social and governance (“ESG”) principles and values. Consistent with the Fund’s multi-disciplinary approach, the ESG strategies used by the Fund may vary across the Fund’s underlying funds and separately managed segments. For example, strategies may integrate ESG factors into fundamental analysis to pursue alpha and manage risk, or may use sustainable themes to identify investment opportunities. Certain ESG strategies may also seek to exclude specific types of investments.

A brief description of the underlying funds, separately managed segments and asset classes in which the Fund may invest from time to time as well as the Fund’s target allocations can be found in the “More About Goals and Strategies” section of the prospectus. Under normal circumstances, the Fund may deviate no more than plus or minus 10% from its target allocations. The Fund’s Adviser, Natixis Advisors, L.P. (“Natixis Advisors”), may modify the selection of underlying funds and separately managed segments for the Fund from time to time. Subject to the oversight of Natixis Advisors, one of the Fund’s Subadvisers, Wilshire Associates Incorporated (“Wilshire”), determines the Fund’s glide path and target allocations.

The following glide path represents the shifting of equity and fixed-income allocations over time and shows how the Fund’s asset mix becomes more conservative as the target date approaches and passes. This reflects individuals’ expected need for reduced market risks as retirement approaches and for low portfolio volatility after retirement. The Fund is a “through” target date fund. This means that the Fund is expected to reach its final allocations approximately 10 years past its target year.

23

Fund Summary

The Fund’s investments, whether directly through its separately managed segments or indirectly through investments in underlying funds, will generally include equity securities, such as common and preferred stocks, fixed-income investments, such as government bonds, investment grade corporate notes and bonds, zero-coupon bonds, securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), asset-backed securities and mortgage-related securities, and may also include derivative transactions, such as forward currency contracts, structured notes, futures transactions and swap transactions. The Fund may invest in securities of any market capitalization.

The Fund’s Board of Trustees may approve combining the Fund with other Natixis Sustainable Future Funds® that have reached their final allocations if the Board determines that such combination would be in the best interest of such Funds’ shareholders.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. Because of the Fund’s investments in the underlying funds, the Fund will be subject to many of the risks below indirectly through its investments in the underlying funds rather than directly through investment in the actual securities themselves.

The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s or Subadviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s or Subadviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser or Subadviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock. Securities of real estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to the risks of investing in equity securities generally.

Sustainable Investment Style Risk: Because the Fund focuses on equity securities of companies that meet certain ESG criteria, bonds whose purpose is to finance projects with a positive environmental impact and other fixed-income securities that, in the opinion of the Adviser, present minimal ESG concerns, its universe of investments may be smaller than that of other funds and therefore the Fund may underperform the market as a whole if such investments underperform the market. The Fund may forgo opportunities to gain exposure to certain attractive companies, industries, sectors or countries and it may choose to sell a security when it might otherwise be disadvantageous to do so.

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Emerging Markets Risk: In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Allocation Risk: The Fund’s investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.

Credit/Counterparty Risk: Credit/counterparty risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund will be subject to credit/counterparty risks with respect to the counterparties to its derivatives transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee given by a central clearing house, are not available in connection with over-the-counter (“OTC”) derivative transactions, such as foreign currency transactions. As a result, in instances when the Fund enters into OTC derivative transactions, the Fund will be subject to the risk that its counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to

24

Fund Summary

realize gains. This risk will be heightened to the extent the Fund enters into derivative transactions with a single counterparty (or affiliated counterparties that are part of the same organization), causing the Fund to have significant exposure to such counterparty.

Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest in currency-related instruments and may invest in securities or other instruments denominated in, or that generate income denominated in, foreign currencies. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Cybersecurity and Technology Risk: The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.

Derivatives Risk: The Fund will be exposed to derivatives risk primarily through its investments in the underlying funds. Derivative instruments (such as those in which the underlying funds may invest, including forward currency contracts, structured notes, futures transactions and swap transactions) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that an underlying fund’s use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives by an underlying fund may give rise to leverage risk and can have a significant impact on the underlying fund’s exposure to securities market values, interest rates or currency exchange rates. It is possible that an underlying fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives by an underlying fund may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. An underlying fund’s use of derivatives, such as forward currency contracts, structured notes, futures transactions and swap transactions involves other risks, such as the credit/counterparty risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other OTC derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin (if any) required to initiate derivatives positions. There is also the risk that an underlying fund may be unable to terminate or sell a derivatives position at an advantageous time or price. An underlying fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.

Inflation-Protected Securities Risk: Inflation-protected securities are subject to the risk that the rate of inflation will be lower than expected. Inflation-protected securities are intended to protect against inflation by adjusting the interest or principal payable on the security by an amount based upon an index intended to measure the rate of inflation. There can be no assurance that the relevant index will accurately measure the rate of inflation, in which case the securities may not work as intended.

Interest Rate Risk: Interest rate risk is the risk that the value of the Fund’s investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. The value of zero-coupon bonds may be more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. Potential future changes in government monetary policy may affect the level of interest rates.

Investments in Other Investment Companies Risk: The Fund will indirectly bear the management, service and other fees of any other investment companies, including exchange-traded funds, in which it invests in addition to its own expenses. The Fund is also indirectly exposed to the same risks as the underlying funds in proportion to the allocation of the Fund’s assets among the underlying funds.

Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, including short-term capital gains taxable as ordinary income, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses.

Leverage Risk: Use of derivative instruments by an underlying fund may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on a fund’s returns, and may lead to significant losses if investments are not successful.

Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there

25

Fund Summary

may be no liquid secondary market or ready purchaser for such securities. OTC derivatives are generally subject to greater liquidity risk as well. Liquidity issues may also make it difficult to value the Fund’s investments.

Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market/Issuer Risk: The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.

Retirement Risk: The Fund is not a complete retirement program and there is no guarantee that an investment in the Fund will provide sufficient retirement income at or through retirement. Although the Fund will become more conservative over time (meaning that the Fund will allocate more of its assets to fixed-income investments than equity investments as it nears the target retirement date), the Fund will continue to be exposed to market/issuer risk and the share price of the Fund will fluctuate, even after the Fund reaches its most conservative allocation. This means that you could lose money by investing in the Fund, including losses near, at, or after the target retirement date. In addition, your risk tolerance may change over time, including in ways that do not correlate perfectly with the Fund’s glide path. Achieving your retirement goals will depend on many factors, including the amount you save and the period over which you do so.

Small- and Mid-Capitalization Companies Risk: Compared to large-capitalization companies, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-capitalization companies.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by comparing the Fund’s one-year and life-of-fund performance with a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at im.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

Total Returns for Class N Shares

Highest Quarterly Return: First Quarter 2019, 9.48% Lowest Quarterly Return: Fourth Quarter 2018, -8.83%

The Fund’s Class N shares total return year-to-date as of March 31, 2020 was -15.01%.

Average Annual Total Returns
(for the periods ended December 31, 2019)	Past 1 Year	Life of Fund (2/28/17)
Return Before Taxes	20.99%	10.53%
Return After Taxes on Distributions	19.10%	8.75%
Return After Taxes on Distributions and Sale of Fund Shares	13.05%	7.75%
S&P Target Date 2030® Index	20.38%	8.68%

The Fund did not have Class Y shares outstanding during the periods shown above. The returns of Class Y shares would have been substantially similar to the returns of the Fund’s Class N shares because they would have been invested in the same portfolio of securities and would only differ to the extent the Class N shares did not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

26

Fund Summary

Management

Investment Adviser

Natixis Advisors, L.P. (“Natixis Advisors”)

Investment Subadvisers

Harris Associates L.P. (“Harris Associates”)

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Mirova US LLC (“Mirova US”)

Wilshire Associates Incorporated (“Wilshire”)

Portfolio Managers

The following portfolio managers determine the Fund’s available underlying funds and separately managed segments and supervise the activities of the Fund’s subadvisers:

Natixis Advisors

Marina Gross has served as a portfolio manager of the Fund since 2018.

Curt Overway, CFA® has served as a portfolio manager of the Fund since 2018.

Daniel Price, CFA® has served as a portfolio manager of the Fund since 2018.

Christopher Sharpe, CFA® has served as a portfolio manager of the Fund since 2019.

The following portfolio managers determine the Fund’s glide path and target allocations:

Wilshire

Nathan Palmer, CFA® has served as a portfolio manager of the Fund since 2017.

Anthony Wicklund, CFA®, CAIA has served as a portfolio manager of the Fund since 2018.

The following portfolio managers manage the portfolios of one or more separately managed segments of the Fund:

Harris Associates

William C. Nygren, CFA® has served as a portfolio manager of the Fund since 2019.

Kevin G. Grant, CFA® has served as a portfolio manager of the Fund since 2019.

M. Colin Hudson, CFA® has served as a portfolio manager of the Fund since 2019.

Michael J. Mangan, CFA® has served as a portfolio manager of the Fund since 2019.

Michael A. Nicolas, CFA® has served as a portfolio manager of the Fund since 2020.

Loomis Sayles

Daniel Conklin, CFA® has served as an associate portfolio manager of the Fund since 2019.

Aziz V. Hamzaogullari, CFA® has served as a portfolio manager of the Fund since 2019.

Christopher T. Harms has served as a portfolio manager of the Fund since 2019.

Clifton V. Rowe, CFA® has served as a portfolio manager of the Fund since 2019.

Kurt L. Wagner*, CFA® has served as a portfolio manager of the Fund since 2019.

*Effective June 30, 2020, Mr. Wagner will no longer serve as a portfolio manager of the Fund.

Mirova US

Jens Peers, CFA® has served as a portfolio manager of the Fund since 2017.

David Belloc, CFA® has served as a portfolio manager of the Fund since 2018.

Hua Cheng, CFA®, PhD has served as a portfolio manager of the Fund since 2017.

Manuel Coeslier has served as a portfolio manager of the Fund since 2017.

Amber Fairbanks, CFA® has served as a portfolio manager of the Fund since 2018.

Hervé Guez has served as a portfolio manager of the Fund since 2017.

27

Fund Summary

Mr. Belloc, Mr. Coeslier and Mr. Guez are employees of Mirova, the parent company of Mirova US, and provide portfolio management through a personnel-sharing arrangement between Mirova and Mirova US.

Natixis Advisors (Active Index Advisors Division)

Kevin H. Maeda has served as a portfolio manager of the Fund since 2017.

Serena V. Stone, CFA® has served as a portfolio manager of the Fund since 2017.

Purchase and Sale of Fund Shares

Class N Shares

Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to accounts established via a transfer or any other transaction in which a new account is established. There is no initial investment minimum for Certain Retirement Plans and funds of funds that are distributed by Natixis Distribution, L.P. (the “Distributor”). Sub accounts held within an omnibus account, where the omnibus account has at least $1,000,000, are not required to meet the investment minimum. There is no subsequent investment minimum for these shares. In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in Class N. If, after two years, an account’s value does not exceed the investment minimum requirement, the Distributor and the Fund reserve the right to redeem such account.

Class Y Shares

Class Y shares are not currently available for purchase.

Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $50, except there is no minimum initial or subsequent investment for:

• Fee Based Programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.
• Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.
• Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.
• Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.
• Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of Natixis Advisors, L.P., clients of Natixis Advisors, L.P. and its affiliates may purchase Class Y shares of the Fund below the stated minimums.

Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund’s shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at im.natixis.com (certain restrictions may apply), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

28

Fund Summary

Natixis Sustainable Future 2035 Fund®

Investment Goal

The Fund seeks the highest total return consistent with its current asset allocation.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table.

Shareholder Fees

(fees paid directly from your investment)	Class N	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None
Redemption fees	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class N	Class Y
Management fees	0.83%	0.83%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	3.12%	3.22%[1]
Acquired fund fees and expenses	0.21%	0.21%
Total annual fund operating expenses	4.16%	4.26%
Fee waiver and/or expense reimbursement[2]	3.58%	3.63%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.58%	0.63%
1	Other expenses are estimated for the current fiscal year.
2	Natixis Advisors, L.P. (the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.58% and 0.63% of the Fund’s average daily net assets for Class N and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through May 31, 2021 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitation for Class N and Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class N	$59	$935	$1,826	$4,120
Class Y	$64	$960	$1,869	$4,202

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

29

Fund Summary

Investments, Risks and Performance

Principal Investment Strategies

The Fund employs an asset allocation strategy designed for investors planning to retire within a few years of the target year designated in the Fund’s name. The Fund allocates its assets among investments in affiliated underlying funds and separately managed segments that invest directly in securities. Through these allocations, the Fund provides exposure to a variety of asset classes including U.S. equity and fixed-income securities; non-U.S. equity and fixed-income securities, including emerging markets securities (which generally encompass securities offered by markets that are not included in the MSCI World Developed Markets Index); and U.S. government and/or agency securities. The Fund’s asset allocation will become more conservative over time by reducing its equity exposure and increasing its fixed-income exposure in accordance with a “glide path” until approximately 10 years following its target year. The Fund assumes a retirement age of 65 at the target year and is designed for investors who plan to withdraw the value of their account gradually after retirement.

The Fund follows a sustainable investing approach that aligns with environmental, social and governance (“ESG”) principles and values. Consistent with the Fund’s multi-disciplinary approach, the ESG strategies used by the Fund may vary across the Fund’s underlying funds and separately managed segments. For example, strategies may integrate ESG factors into fundamental analysis to pursue alpha and manage risk, or may use sustainable themes to identify investment opportunities. Certain ESG strategies may also seek to exclude specific types of investments.

A brief description of the underlying funds, separately managed segments and asset classes in which the Fund may invest from time to time as well as the Fund’s target allocations can be found in the “More About Goals and Strategies” section of the prospectus. Under normal circumstances, the Fund may deviate no more than plus or minus 10% from its target allocations. The Fund’s Adviser, Natixis Advisors, L.P. (“Natixis Advisors”), may modify the selection of underlying funds and separately managed segments for the Fund from time to time. Subject to the oversight of Natixis Advisors, one of the Fund’s Subadvisers, Wilshire Associates Incorporated (“Wilshire”), determines the Fund’s glide path and target allocations.

The following glide path represents the shifting of equity and fixed-income allocations over time and shows how the Fund’s asset mix becomes more conservative as the target date approaches and passes. This reflects individuals’ expected need for reduced market risks as retirement approaches and for low portfolio volatility after retirement. The Fund is a “through” target date fund. This means that the Fund is expected to reach its final allocations approximately 10 years past its target year.

30

Fund Summary

The Fund’s investments, whether directly through its separately managed segments or indirectly through investments in underlying funds, will generally include equity securities, such as common and preferred stocks, fixed-income investments, such as government bonds, investment grade corporate notes and bonds, zero-coupon bonds, securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), asset-backed securities and mortgage-related securities, and may also include derivative transactions, such as forward currency contracts, structured notes, futures transactions and swap transactions. The Fund may invest in securities of any market capitalization.

The Fund’s Board of Trustees may approve combining the Fund with other Natixis Sustainable Future Funds® that have reached their final allocations if the Board determines that such combination would be in the best interest of such Funds’ shareholders.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. Because of the Fund’s investments in the underlying funds, the Fund will be subject to many of the risks below indirectly through its investments in the underlying funds rather than directly through investment in the actual securities themselves.

The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s or Subadviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s or Subadviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser or Subadviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock. Securities of real estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to the risks of investing in equity securities generally.

Sustainable Investment Style Risk: Because the Fund focuses on equity securities of companies that meet certain ESG criteria, bonds whose purpose is to finance projects with a positive environmental impact and other fixed-income securities that, in the opinion of the Adviser, present minimal ESG concerns, its universe of investments may be smaller than that of other funds and therefore the Fund may underperform the market as a whole if such investments underperform the market. The Fund may forgo opportunities to gain exposure to certain attractive companies, industries, sectors or countries and it may choose to sell a security when it might otherwise be disadvantageous to do so.

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Emerging Markets Risk: In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Allocation Risk: The Fund’s investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.

Credit/Counterparty Risk: Credit/counterparty risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund will be subject to credit/counterparty risks with respect to the counterparties to its derivatives transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee given by a central clearing house, are not available in connection with over-the-counter (“OTC”) derivative transactions, such as foreign currency transactions. As a result, in instances when the Fund enters into OTC derivative transactions, the Fund will be subject to the risk that its counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to

31

Fund Summary

realize gains. This risk will be heightened to the extent the Fund enters into derivative transactions with a single counterparty (or affiliated counterparties that are part of the same organization), causing the Fund to have significant exposure to such counterparty.

Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest in currency-related instruments and may invest in securities or other instruments denominated in, or that generate income denominated in, foreign currencies. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Cybersecurity and Technology Risk: The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.

Derivatives Risk: The Fund will be exposed to derivatives risk primarily through its investments in the underlying funds. Derivative instruments (such as those in which the underlying funds may invest, including forward currency contracts, structured notes, futures transactions and swap transactions) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that an underlying fund’s use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives by an underlying fund may give rise to leverage risk and can have a significant impact on the underlying fund’s exposure to securities market values, interest rates or currency exchange rates. It is possible that an underlying fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives by an underlying fund may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. An underlying fund’s use of derivatives, such as forward currency contracts, structured notes, futures transactions and swap transactions involves other risks, such as the credit/counterparty risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other OTC derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin (if any) required to initiate derivatives positions. There is also the risk that an underlying fund may be unable to terminate or sell a derivatives position at an advantageous time or price. An underlying fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.

Inflation-Protected Securities Risk: Inflation-protected securities are subject to the risk that the rate of inflation will be lower than expected. Inflation-protected securities are intended to protect against inflation by adjusting the interest or principal payable on the security by an amount based upon an index intended to measure the rate of inflation. There can be no assurance that the relevant index will accurately measure the rate of inflation, in which case the securities may not work as intended.

Interest Rate Risk: Interest rate risk is the risk that the value of the Fund’s investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. The value of zero-coupon bonds may be more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. Potential future changes in government monetary policy may affect the level of interest rates.

Investments in Other Investment Companies Risk: The Fund will indirectly bear the management, service and other fees of any other investment companies, including exchange-traded funds, in which it invests in addition to its own expenses. The Fund is also indirectly exposed to the same risks as the underlying funds in proportion to the allocation of the Fund’s assets among the underlying funds.

Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, including short-term capital gains taxable as ordinary income, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses.

Leverage Risk: Use of derivative instruments by an underlying fund may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on a fund’s returns, and may lead to significant losses if investments are not successful.

Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there

32

Fund Summary

may be no liquid secondary market or ready purchaser for such securities. OTC derivatives are generally subject to greater liquidity risk as well. Liquidity issues may also make it difficult to value the Fund’s investments.

Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market/Issuer Risk: The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.

Retirement Risk: The Fund is not a complete retirement program and there is no guarantee that an investment in the Fund will provide sufficient retirement income at or through retirement. Although the Fund will become more conservative over time (meaning that the Fund will allocate more of its assets to fixed-income investments than equity investments as it nears the target retirement date), the Fund will continue to be exposed to market/issuer risk and the share price of the Fund will fluctuate, even after the Fund reaches its most conservative allocation. This means that you could lose money by investing in the Fund, including losses near, at, or after the target retirement date. In addition, your risk tolerance may change over time, including in ways that do not correlate perfectly with the Fund’s glide path. Achieving your retirement goals will depend on many factors, including the amount you save and the period over which you do so.

Small- and Mid-Capitalization Companies Risk: Compared to large-capitalization companies, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-capitalization companies.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by comparing the Fund’s one-year and life-of-fund performance with a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at im.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

Total Returns for Class N Shares

Highest Quarterly Return: First Quarter 2019, 10.06% Lowest Quarterly Return: Fourth Quarter 2018, -9.96%

The Fund’s Class N shares total return year-to-date as of March 31, 2020 was -17.91%.

Average Annual Total Returns
(for the periods ended December 31, 2019)	Past 1 Year	Life of Fund (2/28/17)
Return Before Taxes	23.12%	11.45%
Return After Taxes on Distributions	20.80%	9.54%
Return After Taxes on Distributions and Sale of Fund Shares	14.36%	8.45%
S&P Target Date 2035® Index	22.18%	9.30%

The Fund did not have Class Y shares outstanding during the periods shown above. The returns of Class Y shares would have been substantially similar to the returns of the Fund’s Class N shares because they would have been invested in the same portfolio of securities and would only differ to the extent the Class N shares did not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

33

Fund Summary

Management

Investment Adviser

Natixis Advisors, L.P. (“Natixis Advisors”)

Investment Subadvisers

Harris Associates L.P. (“Harris Associates”)

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Mirova US LLC (“Mirova US”)

Wilshire Associates Incorporated (“Wilshire”)

Portfolio Managers

The following portfolio managers determine the Fund’s available underlying funds and separately managed segments and supervise the activities of the Fund’s subadvisers:

Natixis Advisors

Marina Gross has served as a portfolio manager of the Fund since 2018.

Curt Overway, CFA® has served as a portfolio manager of the Fund since 2018.

Daniel Price, CFA® has served as a portfolio manager of the Fund since 2018.

Christopher Sharpe, CFA® has served as a portfolio manager of the Fund since 2019.

The following portfolio managers determine the Fund’s glide path and target allocations:

Wilshire

Nathan Palmer, CFA® has served as a portfolio manager of the Fund since 2017.

Anthony Wicklund, CFA®, CAIA has served as a portfolio manager of the Fund since 2018.

The following portfolio managers manage the portfolios of one or more separately managed segments of the Fund:

Harris Associates

William C. Nygren, CFA® has served as a portfolio manager of the Fund since 2019.

Kevin G. Grant, CFA® has served as a portfolio manager of the Fund since 2019.

M. Colin Hudson, CFA® has served as a portfolio manager of the Fund since 2019.

Michael J. Mangan, CFA® has served as a portfolio manager of the Fund since 2019.

Michael A. Nicolas, CFA® has served as a portfolio manager of the Fund since 2020.

Loomis Sayles

Daniel Conklin, CFA® has served as an associate portfolio manager of the Fund since 2019.

Aziz V. Hamzaogullari, CFA® has served as a portfolio manager of the Fund since 2019.

Christopher T. Harms has served as a portfolio manager of the Fund since 2019.

Clifton V. Rowe, CFA® has served as a portfolio manager of the Fund since 2019.

Kurt L. Wagner*, CFA® has served as a portfolio manager of the Fund since 2019.

*Effective June 30, 2020, Mr. Wagner will no longer serve as a portfolio manager of the Fund.

Mirova US

Jens Peers, CFA® has served as a portfolio manager of the Fund since 2017.

David Belloc, CFA® has served as a portfolio manager of the Fund since 2018.

Hua Cheng, CFA®, PhD has served as a portfolio manager of the Fund since 2017.

Manuel Coeslier has served as a portfolio manager of the Fund since 2017.

Amber Fairbanks, CFA® has served as a portfolio manager of the Fund since 2018.

Hervé Guez has served as a portfolio manager of the Fund since 2017.

34

Fund Summary

Mr. Belloc, Mr. Coeslier and Mr. Guez are employees of Mirova, the parent company of Mirova US, and provide portfolio management through a personnel-sharing arrangement between Mirova and Mirova US.

Natixis Advisors (Active Index Advisors Division)

Kevin H. Maeda has served as a portfolio manager of the Fund since 2017.

Serena V. Stone, CFA® has served as a portfolio manager of the Fund since 2017.

Purchase and Sale of Fund Shares

Class N Shares

Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to accounts established via a transfer or any other transaction in which a new account is established. There is no initial investment minimum for Certain Retirement Plans and funds of funds that are distributed by Natixis Distribution, L.P. (the “Distributor”). Sub accounts held within an omnibus account, where the omnibus account has at least $1,000,000, are not required to meet the investment minimum. There is no subsequent investment minimum for these shares. In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in Class N. If, after two years, an account’s value does not exceed the investment minimum requirement, the Distributor and the Fund reserve the right to redeem such account.

Class Y Shares

Class Y shares are not currently available for purchase.

Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $50, except there is no minimum initial or subsequent investment for:

• Fee Based Programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.
• Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.
• Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.
• Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.
• Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of Natixis Advisors, L.P., clients of Natixis Advisors, L.P. and its affiliates may purchase Class Y shares of the Fund below the stated minimums.

Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund’s shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at im.natixis.com (certain restrictions may apply), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

35

Fund Summary

Natixis Sustainable Future 2040 Fund®

Investment Goal

The Fund seeks the highest total return consistent with its current asset allocation.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table.

Shareholder Fees

(fees paid directly from your investment)	Class N	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None
Redemption fees	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class N	Class Y
Management fees	0.83%	0.83%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	3.62%	3.72%[1]
Acquired fund fees and expenses	0.22%	0.22%
Total annual fund operating expenses	4.67%	4.77%
Fee waiver and/or expense reimbursement[2]	4.08%	4.13%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.59%	0.64%
1	Other expenses are estimated for the current fiscal year.
2	Natixis Advisors, L.P. (the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.59% and 0.64% of the Fund’s average daily net assets for Class N and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through May 31, 2021 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitation for Class N and Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class N	$60	$1,039	$2,024	$4,514
Class Y	$65	$1,063	$2,066	$4,592

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

36

Fund Summary

Investments, Risks and Performance

Principal Investment Strategies

The Fund employs an asset allocation strategy designed for investors planning to retire within a few years of the target year designated in the Fund’s name. The Fund allocates its assets among investments in affiliated underlying funds and separately managed segments that invest directly in securities. Through these allocations, the Fund provides exposure to a variety of asset classes including U.S. equity and fixed-income securities; non-U.S. equity and fixed-income securities, including emerging markets securities (which generally encompass securities offered by markets that are not included in the MSCI World Developed Markets Index); and U.S. government and/or agency securities. The Fund’s asset allocation will become more conservative over time by reducing its equity exposure and increasing its fixed-income exposure in accordance with a “glide path” until approximately 10 years following its target year. The Fund assumes a retirement age of 65 at the target year and is designed for investors who plan to withdraw the value of their account gradually after retirement.

The Fund follows a sustainable investing approach that aligns with environmental, social and governance (“ESG”) principles and values. Consistent with the Fund’s multi-disciplinary approach, the ESG strategies used by the Fund may vary across the Fund’s underlying funds and separately managed segments. For example, strategies may integrate ESG factors into fundamental analysis to pursue alpha and manage risk, or may use sustainable themes to identify investment opportunities. Certain ESG strategies may also seek to exclude specific types of investments.

A brief description of the underlying funds, separately managed segments and asset classes in which the Fund may invest from time to time as well as the Fund’s target allocations can be found in the “More About Goals and Strategies” section of the prospectus. Under normal circumstances, the Fund may deviate no more than plus or minus 10% from its target allocations. The Fund’s Adviser, Natixis Advisors, L.P. (“Natixis Advisors”), may modify the selection of underlying funds and separately managed segments for the Fund from time to time. Subject to the oversight of Natixis Advisors, one of the Fund’s Subadvisers, Wilshire Associates Incorporated (“Wilshire”), determines the Fund’s glide path and target allocations.

The following glide path represents the shifting of equity and fixed-income allocations over time and shows how the Fund’s asset mix becomes more conservative as the target date approaches and passes. This reflects individuals’ expected need for reduced market risks as retirement approaches and for low portfolio volatility after retirement. The Fund is a “through” target date fund. This means that the Fund is expected to reach its final allocations approximately 10 years past its target year.

37

Fund Summary

The Fund’s investments, whether directly through its separately managed segments or indirectly through investments in underlying funds, will generally include equity securities, such as common and preferred stocks, fixed-income investments, such as government bonds, investment grade corporate notes and bonds, zero-coupon bonds, securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), asset-backed securities and mortgage-related securities, and may also include derivative transactions, such as forward currency contracts, structured notes, futures transactions and swap transactions. The Fund may invest in securities of any market capitalization.

The Fund’s Board of Trustees may approve combining the Fund with other Natixis Sustainable Future Funds® that have reached their final allocations if the Board determines that such combination would be in the best interest of such Funds’ shareholders.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. Because of the Fund’s investments in the underlying funds, the Fund will be subject to many of the risks below indirectly through its investments in the underlying funds rather than directly through investment in the actual securities themselves.

The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s or Subadviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s or Subadviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser or Subadviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock. Securities of real estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to the risks of investing in equity securities generally.

Sustainable Investment Style Risk: Because the Fund focuses on equity securities of companies that meet certain ESG criteria, bonds whose purpose is to finance projects with a positive environmental impact and other fixed-income securities that, in the opinion of the Adviser, present minimal ESG concerns, its universe of investments may be smaller than that of other funds and therefore the Fund may underperform the market as a whole if such investments underperform the market. The Fund may forgo opportunities to gain exposure to certain attractive companies, industries, sectors or countries and it may choose to sell a security when it might otherwise be disadvantageous to do so.

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Emerging Markets Risk: In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Allocation Risk: The Fund’s investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.

Credit/Counterparty Risk: Credit/counterparty risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund will be subject to credit/counterparty risks with respect to the counterparties to its derivatives transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee given by a central clearing house, are not available in connection with over-the-counter (“OTC”) derivative transactions, such as foreign currency transactions. As a result, in instances when the Fund enters into OTC derivative transactions, the Fund will be subject to the risk that its counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to

38

Fund Summary

realize gains. This risk will be heightened to the extent the Fund enters into derivative transactions with a single counterparty (or affiliated counterparties that are part of the same organization), causing the Fund to have significant exposure to such counterparty.

Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest in currency-related instruments and may invest in securities or other instruments denominated in, or that generate income denominated in, foreign currencies. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Cybersecurity and Technology Risk: The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.

Derivatives Risk: The Fund will be exposed to derivatives risk primarily through its investments in the underlying funds. Derivative instruments (such as those in which the underlying funds may invest, including forward currency contracts, structured notes, futures transactions and swap transactions) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that an underlying fund’s use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives by an underlying fund may give rise to leverage risk and can have a significant impact on the underlying fund’s exposure to securities market values, interest rates or currency exchange rates. It is possible that an underlying fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives by an underlying fund may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. An underlying fund’s use of derivatives, such as forward currency contracts, structured notes, futures transactions and swap transactions involves other risks, such as the credit/counterparty risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other OTC derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin (if any) required to initiate derivatives positions. There is also the risk that an underlying fund may be unable to terminate or sell a derivatives position at an advantageous time or price. An underlying fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.

Inflation-Protected Securities Risk: Inflation-protected securities are subject to the risk that the rate of inflation will be lower than expected. Inflation-protected securities are intended to protect against inflation by adjusting the interest or principal payable on the security by an amount based upon an index intended to measure the rate of inflation. There can be no assurance that the relevant index will accurately measure the rate of inflation, in which case the securities may not work as intended.

Interest Rate Risk: Interest rate risk is the risk that the value of the Fund’s investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. The value of zero-coupon bonds may be more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. Potential future changes in government monetary policy may affect the level of interest rates.

Investments in Other Investment Companies Risk: The Fund will indirectly bear the management, service and other fees of any other investment companies, including exchange-traded funds, in which it invests in addition to its own expenses. The Fund is also indirectly exposed to the same risks as the underlying funds in proportion to the allocation of the Fund’s assets among the underlying funds.

Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, including short-term capital gains taxable as ordinary income, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses.

Leverage Risk: Use of derivative instruments by an underlying fund may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on a fund’s returns, and may lead to significant losses if investments are not successful.

Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there

39

Fund Summary

may be no liquid secondary market or ready purchaser for such securities. OTC derivatives are generally subject to greater liquidity risk as well. Liquidity issues may also make it difficult to value the Fund’s investments.

Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market/Issuer Risk: The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.

Retirement Risk: The Fund is not a complete retirement program and there is no guarantee that an investment in the Fund will provide sufficient retirement income at or through retirement. Although the Fund will become more conservative over time (meaning that the Fund will allocate more of its assets to fixed-income investments than equity investments as it nears the target retirement date), the Fund will continue to be exposed to market/issuer risk and the share price of the Fund will fluctuate, even after the Fund reaches its most conservative allocation. This means that you could lose money by investing in the Fund, including losses near, at, or after the target retirement date. In addition, your risk tolerance may change over time, including in ways that do not correlate perfectly with the Fund’s glide path. Achieving your retirement goals will depend on many factors, including the amount you save and the period over which you do so.

Small- and Mid-Capitalization Companies Risk: Compared to large-capitalization companies, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-capitalization companies.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by comparing the Fund’s one-year and life-of-fund performance with a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at im.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

Total Returns for Class N Shares

Highest Quarterly Return: First Quarter 2019, 10.66% Lowest Quarterly Return: Fourth Quarter 2018, -10.81%

The Fund’s Class N shares total return year-to-date as of March 31, 2020 was -19.35%.

Average Annual Total Returns
(for the periods ended December 31, 2019)	Past 1 Year	Life of Fund (2/28/17)
Return Before Taxes	23.83%	11.90%
Return After Taxes on Distributions	21.67%	9.92%
Return After Taxes on Distributions and Sale of Fund Shares	14.90%	8.83%
S&P Target Date 2040® Index	23.37%	9.74%

The Fund did not have Class Y shares outstanding during the periods shown above. The returns of Class Y shares would have been substantially similar to the returns of the Fund’s Class N shares because they would have been invested in the same portfolio of securities and would only differ to the extent the Class N shares did not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

40

Fund Summary

Management

Investment Adviser

Natixis Advisors, L.P. (“Natixis Advisors”)

Investment Subadvisers

Harris Associates L.P. (“Harris Associates”)

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Mirova US LLC (“Mirova US”)

Wilshire Associates Incorporated (“Wilshire”)

Portfolio Managers

The following portfolio managers determine the Fund’s available underlying funds and separately managed segments and supervise the activities of the Fund’s subadvisers:

Natixis Advisors

Marina Gross has served as a portfolio manager of the Fund since 2018.

Curt Overway, CFA® has served as a portfolio manager of the Fund since 2018.

Daniel Price, CFA® has served as a portfolio manager of the Fund since 2018.

Christopher Sharpe, CFA® has served as a portfolio manager of the Fund since 2019.

The following portfolio managers determine the Fund’s glide path and target allocations:

Wilshire

Nathan Palmer, CFA® has served as a portfolio manager of the Fund since 2017.

Anthony Wicklund, CFA®, CAIA has served as a portfolio manager of the Fund since 2018.

The following portfolio managers manage the portfolios of one or more separately managed segments of the Fund:

Harris Associates

William C. Nygren, CFA® has served as a portfolio manager of the Fund since 2019.

Kevin G. Grant, CFA® has served as a portfolio manager of the Fund since 2019.

M. Colin Hudson, CFA® has served as a portfolio manager of the Fund since 2019.

Michael J. Mangan, CFA® has served as a portfolio manager of the Fund since 2019.

Michael A. Nicolas, CFA® has served as a portfolio manager of the Fund since 2020.

Loomis Sayles

Daniel Conklin, CFA® has served as an associate portfolio manager of the Fund since 2019.

Aziz V. Hamzaogullari, CFA® has served as a portfolio manager of the Fund since 2019.

Christopher T. Harms has served as a portfolio manager of the Fund since 2019.

Clifton V. Rowe, CFA® has served as a portfolio manager of the Fund since 2019.

Kurt L. Wagner*, CFA® has served as a portfolio manager of the Fund since 2019.

*Effective June 30, 2020, Mr. Wagner will no longer serve as a portfolio manager of the Fund.

Mirova US

Jens Peers, CFA® has served as a portfolio manager of the Fund since 2017.

David Belloc, CFA® has served as a portfolio manager of the Fund since 2018.

Hua Cheng, CFA®, PhD has served as a portfolio manager of the Fund since 2017.

Manuel Coeslier has served as a portfolio manager of the Fund since 2017.

Amber Fairbanks, CFA® has served as a portfolio manager of the Fund since 2018.

Hervé Guez has served as a portfolio manager of the Fund since 2017.

41

Fund Summary

Mr. Belloc, Mr. Coeslier and Mr. Guez are employees of Mirova, the parent company of Mirova US, and provide portfolio management through a personnel-sharing arrangement between Mirova and Mirova US.

Natixis Advisors (Active Index Advisors Division)

Kevin H. Maeda has served as a portfolio manager of the Fund since 2017.

Serena V. Stone, CFA® has served as a portfolio manager of the Fund since 2017.

Purchase and Sale of Fund Shares

Class N Shares

Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to accounts established via a transfer or any other transaction in which a new account is established. There is no initial investment minimum for Certain Retirement Plans and funds of funds that are distributed by Natixis Distribution, L.P. (the “Distributor”). Sub accounts held within an omnibus account, where the omnibus account has at least $1,000,000, are not required to meet the investment minimum. There is no subsequent investment minimum for these shares. In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in Class N. If, after two years, an account’s value does not exceed the investment minimum requirement, the Distributor and the Fund reserve the right to redeem such account.

Class Y Shares

Class Y shares are not currently available for purchase.

Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $50, except there is no minimum initial or subsequent investment for:

• Fee Based Programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.
• Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.
• Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.
• Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.
• Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of Natixis Advisors, L.P., clients of Natixis Advisors, L.P. and its affiliates may purchase Class Y shares of the Fund below the stated minimums.

Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund’s shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at im.natixis.com (certain restrictions may apply), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

42

Fund Summary

Natixis Sustainable Future 2045 Fund®

Investment Goal

The Fund seeks the highest total return consistent with its current asset allocation.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table.

Shareholder Fees

(fees paid directly from your investment)	Class N	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None
Redemption fees	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class N	Class Y
Management fees	0.84%	0.84%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	4.28%	4.38%[1]
Acquired fund fees and expenses	0.21%	0.21%
Total annual fund operating expenses	5.33%	5.43%
Fee waiver and/or expense reimbursement[2]	4.74%	4.79%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.59%	0.64%
1	Other expenses are estimated for the current fiscal year.
2	Natixis Advisors, L.P. (the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.59% and 0.64% of the Fund’s average daily net assets for Class N and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through May 31, 2021 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitation for Class N and Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class N	$60	$1,170	$2,272	$4,995
Class Y	$65	$1,194	$2,313	$5,068

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

43

Fund Summary

Investments, Risks and Performance

Principal Investment Strategies

The Fund employs an asset allocation strategy designed for investors planning to retire within a few years of the target year designated in the Fund’s name. The Fund allocates its assets among investments in affiliated underlying funds and separately managed segments that invest directly in securities. Through these allocations, the Fund provides exposure to a variety of asset classes including U.S. equity and fixed-income securities; non-U.S. equity and fixed-income securities, including emerging markets securities (which generally encompass securities offered by markets that are not included in the MSCI World Developed Markets Index); and U.S. government and/or agency securities. The Fund’s asset allocation will become more conservative over time by reducing its equity exposure and increasing its fixed-income exposure in accordance with a “glide path” until approximately 10 years following its target year. The Fund assumes a retirement age of 65 at the target year and is designed for investors who plan to withdraw the value of their account gradually after retirement.

The Fund follows a sustainable investing approach that aligns with environmental, social and governance (“ESG”) principles and values. Consistent with the Fund’s multi-disciplinary approach, the ESG strategies used by the Fund may vary across the Fund’s underlying funds and separately managed segments. For example, strategies may integrate ESG factors into fundamental analysis to pursue alpha and manage risk, or may use sustainable themes to identify investment opportunities. Certain ESG strategies may also seek to exclude specific types of investments.

A brief description of the underlying funds, separately managed segments and asset classes in which the Fund may invest from time to time as well as the Fund’s target allocations can be found in the “More About Goals and Strategies” section of the prospectus. Under normal circumstances, the Fund may deviate no more than plus or minus 10% from its target allocations. The Fund’s Adviser, Natixis Advisors, L.P. (“Natixis Advisors”), may modify the selection of underlying funds and separately managed segments for the Fund from time to time. Subject to the oversight of Natixis Advisors, one of the Fund’s Subadvisers, Wilshire Associates Incorporated (“Wilshire”), determines the Fund’s glide path and target allocations.

The following glide path represents the shifting of equity and fixed-income allocations over time and shows how the Fund’s asset mix becomes more conservative as the target date approaches and passes. This reflects individuals’ expected need for reduced market risks as retirement approaches and for low portfolio volatility after retirement. The Fund is a “through” target date fund. This means that the Fund is expected to reach its final allocations approximately 10 years past its target year.

44

Fund Summary

The Fund’s investments, whether directly through its separately managed segments or indirectly through investments in underlying funds, will generally include equity securities, such as common and preferred stocks, fixed-income investments, such as government bonds, investment grade corporate notes and bonds, zero-coupon bonds, securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), asset-backed securities and mortgage-related securities, and may also include derivative transactions, such as forward currency contracts, structured notes, futures transactions and swap transactions. The Fund may invest in securities of any market capitalization.

The Fund’s Board of Trustees may approve combining the Fund with other Natixis Sustainable Future Funds® that have reached their final allocations if the Board determines that such combination would be in the best interest of such Funds’ shareholders.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. Because of the Fund’s investments in the underlying funds, the Fund will be subject to many of the risks below indirectly through its investments in the underlying funds rather than directly through investment in the actual securities themselves.

The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s or Subadviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s or Subadviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser or Subadviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock. Securities of real estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to the risks of investing in equity securities generally.

Sustainable Investment Style Risk: Because the Fund focuses on equity securities of companies that meet certain ESG criteria, bonds whose purpose is to finance projects with a positive environmental impact and other fixed-income securities that, in the opinion of the Adviser, present minimal ESG concerns, its universe of investments may be smaller than that of other funds and therefore the Fund may underperform the market as a whole if such investments underperform the market. The Fund may forgo opportunities to gain exposure to certain attractive companies, industries, sectors or countries and it may choose to sell a security when it might otherwise be disadvantageous to do so.

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Emerging Markets Risk: In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Allocation Risk: The Fund’s investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.

Credit/Counterparty Risk: Credit/counterparty risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund will be subject to credit/counterparty risks with respect to the counterparties to its derivatives transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee given by a central clearing house, are not available in connection with over-the-counter (“OTC”) derivative transactions, such as foreign currency transactions. As a result, in instances when the Fund enters into OTC derivative transactions, the Fund will be subject to the risk that its counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to

45

Fund Summary

realize gains. This risk will be heightened to the extent the Fund enters into derivative transactions with a single counterparty (or affiliated counterparties that are part of the same organization), causing the Fund to have significant exposure to such counterparty.

Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest in currency-related instruments and may invest in securities or other instruments denominated in, or that generate income denominated in, foreign currencies. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Cybersecurity and Technology Risk: The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.

Derivatives Risk: The Fund will be exposed to derivatives risk primarily through its investments in the underlying funds. Derivative instruments (such as those in which the underlying funds may invest, including forward currency contracts, structured notes, futures transactions and swap transactions) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that an underlying fund’s use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives by an underlying fund may give rise to leverage risk and can have a significant impact on the underlying fund’s exposure to securities market values, interest rates or currency exchange rates. It is possible that an underlying fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives by an underlying fund may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. An underlying fund’s use of derivatives, such as forward currency contracts, structured notes, futures transactions and swap transactions involves other risks, such as the credit/counterparty risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other OTC derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin (if any) required to initiate derivatives positions. There is also the risk that an underlying fund may be unable to terminate or sell a derivatives position at an advantageous time or price. An underlying fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.

Inflation-Protected Securities Risk: Inflation-protected securities are subject to the risk that the rate of inflation will be lower than expected. Inflation-protected securities are intended to protect against inflation by adjusting the interest or principal payable on the security by an amount based upon an index intended to measure the rate of inflation. There can be no assurance that the relevant index will accurately measure the rate of inflation, in which case the securities may not work as intended.

Interest Rate Risk: Interest rate risk is the risk that the value of the Fund’s investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. The value of zero-coupon bonds may be more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. Potential future changes in government monetary policy may affect the level of interest rates.

Investments in Other Investment Companies Risk: The Fund will indirectly bear the management, service and other fees of any other investment companies, including exchange-traded funds, in which it invests in addition to its own expenses. The Fund is also indirectly exposed to the same risks as the underlying funds in proportion to the allocation of the Fund’s assets among the underlying funds.

Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, including short-term capital gains taxable as ordinary income, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses.

Leverage Risk: Use of derivative instruments by an underlying fund may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on a fund’s returns, and may lead to significant losses if investments are not successful.

Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there

46

Fund Summary

may be no liquid secondary market or ready purchaser for such securities. OTC derivatives are generally subject to greater liquidity risk as well. Liquidity issues may also make it difficult to value the Fund’s investments.

Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market/Issuer Risk: The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.

Retirement Risk: The Fund is not a complete retirement program and there is no guarantee that an investment in the Fund will provide sufficient retirement income at or through retirement. Although the Fund will become more conservative over time (meaning that the Fund will allocate more of its assets to fixed-income investments than equity investments as it nears the target retirement date), the Fund will continue to be exposed to market/issuer risk and the share price of the Fund will fluctuate, even after the Fund reaches its most conservative allocation. This means that you could lose money by investing in the Fund, including losses near, at, or after the target retirement date. In addition, your risk tolerance may change over time, including in ways that do not correlate perfectly with the Fund’s glide path. Achieving your retirement goals will depend on many factors, including the amount you save and the period over which you do so.

Small- and Mid-Capitalization Companies Risk: Compared to large-capitalization companies, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-capitalization companies.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by comparing the Fund’s one-year and life-of-fund performance with a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at im.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

Total Returns for Class N Shares

Highest Quarterly Return: First Quarter 2019, 11.26% Lowest Quarterly Return: Fourth Quarter 2018, -11.52%

The Fund’s Class N shares total return year-to-date as of March 31, 2020 was -20.32%.

Average Annual Total Returns
(for the periods ended December 31, 2019)	Past 1 Year	Life of Fund (2/28/17)
Return Before Taxes	25.23%	12.38%
Return After Taxes on Distributions	23.04%	10.33%
Return After Taxes on Distributions and Sale of Fund Shares	15.90%	9.24%
S&P Target Date 2045® Index	24.02%	9.96%

The Fund did not have Class Y shares outstanding during the periods shown above. The returns of Class Y shares would have been substantially similar to the returns of the Fund’s Class N shares because they would have been invested in the same portfolio of securities and would only differ to the extent the Class N shares did not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

47

Fund Summary

Management

Investment Adviser

Natixis Advisors, L.P. (“Natixis Advisors”)

Investment Subadvisers

Harris Associates L.P. (“Harris Associates”)

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Mirova US LLC (“Mirova US”)

Wilshire Associates Incorporated (“Wilshire”)

Portfolio Managers

The following portfolio managers determine the Fund’s available underlying funds and separately managed segments and supervise the activities of the Fund’s subadvisers:

Natixis Advisors

Marina Gross has served as a portfolio manager of the Fund since 2018.

Curt Overway, CFA® has served as a portfolio manager of the Fund since 2018.

Daniel Price, CFA® has served as a portfolio manager of the Fund since 2018.

Christopher Sharpe, CFA® has served as a portfolio manager of the Fund since 2019.

The following portfolio managers determine the Fund’s glide path and target allocations:

Wilshire

Nathan Palmer, CFA® has served as a portfolio manager of the Fund since 2017.

Anthony Wicklund, CFA®, CAIA has served as a portfolio manager of the Fund since 2018.

The following portfolio managers manage the portfolios of one or more separately managed segments of the Fund:

Harris Associates

William C. Nygren, CFA® has served as a portfolio manager of the Fund since 2019.

Kevin G. Grant, CFA® has served as a portfolio manager of the Fund since 2019.

M. Colin Hudson, CFA® has served as a portfolio manager of the Fund since 2019.

Michael J. Mangan, CFA® has served as a portfolio manager of the Fund since 2019.

Michael A. Nicolas, CFA® has served as a portfolio manager of the Fund since 2020.

Loomis Sayles

Daniel Conklin, CFA® has served as an associate portfolio manager of the Fund since 2019.

Aziz V. Hamzaogullari, CFA® has served as a portfolio manager of the Fund since 2019.

Christopher T. Harms has served as a portfolio manager of the Fund since 2019.

Clifton V. Rowe, CFA® has served as a portfolio manager of the Fund since 2019.

Kurt L. Wagner*, CFA® has served as a portfolio manager of the Fund since 2019.

*Effective June 30, 2020, Mr. Wagner will no longer serve as a portfolio manager of the Fund.

Mirova US

Jens Peers, CFA® has served as a portfolio manager of the Fund since 2017.

David Belloc, CFA® has served as a portfolio manager of the Fund since 2018.

Hua Cheng, CFA®, PhD has served as a portfolio manager of the Fund since 2017.

Manuel Coeslier has served as a portfolio manager of the Fund since 2017.

Amber Fairbanks, CFA® has served as a portfolio manager of the Fund since 2018.

Hervé Guez has served as a portfolio manager of the Fund since 2017.

48

Fund Summary

Mr. Belloc, Mr. Coeslier and Mr. Guez are employees of Mirova, the parent company of Mirova US, and provide portfolio management through a personnel-sharing arrangement between Mirova and Mirova US.

Natixis Advisors (Active Index Advisors Division)

Kevin H. Maeda has served as a portfolio manager of the Fund since 2017.

Serena V. Stone, CFA® has served as a portfolio manager of the Fund since 2017.

Purchase and Sale of Fund Shares

Class N Shares

Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to accounts established via a transfer or any other transaction in which a new account is established. There is no initial investment minimum for Certain Retirement Plans and funds of funds that are distributed by Natixis Distribution, L.P. (the “Distributor”). Sub accounts held within an omnibus account, where the omnibus account has at least $1,000,000, are not required to meet the investment minimum. There is no subsequent investment minimum for these shares. In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in Class N. If, after two years, an account’s value does not exceed the investment minimum requirement, the Distributor and the Fund reserve the right to redeem such account.

Class Y Shares

Class Y shares are not currently available for purchase.

Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $50, except there is no minimum initial or subsequent investment for:

• Fee Based Programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.
• Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.
• Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.
• Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.
• Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of Natixis Advisors, L.P., clients of Natixis Advisors, L.P. and its affiliates may purchase Class Y shares of the Fund below the stated minimums.

Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund’s shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at im.natixis.com (certain restrictions may apply), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

49

Fund Summary

Natixis Sustainable Future 2050 Fund®

Investment Goal

The Fund seeks the highest total return consistent with its current asset allocation.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table.

Shareholder Fees

(fees paid directly from your investment)	Class N	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None
Redemption fees	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class N	Class Y
Management fees	0.85%	0.85%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	4.39%	4.49%[1]
Acquired fund fees and expenses	0.21%	0.21%
Total annual fund operating expenses	5.45%	5.55%
Fee waiver and/or expense reimbursement[2]	4.85%	4.90%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.60%	0.65%
1	Other expenses are estimated for the current fiscal year.
2	Natixis Advisors, L.P. (the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.60% and 0.65% of the Fund’s average daily net assets for Class N and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through May 31, 2021 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitation for Class N and Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class N	$61	$1,194	$2,317	$5,080
Class Y	$66	$1,218	$2,358	$5,151

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

50

Fund Summary

Investments, Risks and Performance

Principal Investment Strategies

The Fund employs an asset allocation strategy designed for investors planning to retire within a few years of the target year designated in the Fund’s name. The Fund allocates its assets among investments in affiliated underlying funds and separately managed segments that invest directly in securities. Through these allocations, the Fund provides exposure to a variety of asset classes including U.S. equity and fixed-income securities; non-U.S. equity and fixed-income securities, including emerging markets securities (which generally encompass securities offered by markets that are not included in the MSCI World Developed Markets Index); and U.S. government and/or agency securities. The Fund’s asset allocation will become more conservative over time by reducing its equity exposure and increasing its fixed-income exposure in accordance with a “glide path” until approximately 10 years following its target year. The Fund assumes a retirement age of 65 at the target year and is designed for investors who plan to withdraw the value of their account gradually after retirement.

The Fund follows a sustainable investing approach that aligns with environmental, social and governance (“ESG”) principles and values. Consistent with the Fund’s multi-disciplinary approach, the ESG strategies used by the Fund may vary across the Fund’s underlying funds and separately managed segments. For example, strategies may integrate ESG factors into fundamental analysis to pursue alpha and manage risk, or may use sustainable themes to identify investment opportunities. Certain ESG strategies may also seek to exclude specific types of investments.

A brief description of the underlying funds, separately managed segments and asset classes in which the Fund may invest from time to time as well as the Fund’s target allocations can be found in the “More About Goals and Strategies” section of the prospectus. Under normal circumstances, the Fund may deviate no more than plus or minus 10% from its target allocations. The Fund’s Adviser, Natixis Advisors, L.P. (“Natixis Advisors”), may modify the selection of underlying funds and separately managed segments for the Fund from time to time. Subject to the oversight of Natixis Advisors, one of the Fund’s Subadvisers, Wilshire Associates Incorporated (“Wilshire”), determines the Fund’s glide path and target allocations.

The following glide path represents the shifting of equity and fixed-income allocations over time and shows how the Fund’s asset mix becomes more conservative as the target date approaches and passes. This reflects individuals’ expected need for reduced market risks as retirement approaches and for low portfolio volatility after retirement. The Fund is a “through” target date fund. This means that the Fund is expected to reach its final allocations approximately 10 years past its target year.

51

Fund Summary

The Fund’s investments, whether directly through its separately managed segments or indirectly through investments in underlying funds, will generally include equity securities, such as common and preferred stocks, fixed-income investments, such as government bonds, investment grade corporate notes and bonds, zero-coupon bonds, securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), asset-backed securities and mortgage-related securities, and may also include derivative transactions, such as forward currency contracts, structured notes, futures transactions and swap transactions. The Fund may invest in securities of any market capitalization.

The Fund’s Board of Trustees may approve combining the Fund with other Natixis Sustainable Future Funds® that have reached their final allocations if the Board determines that such combination would be in the best interest of such Funds’ shareholders.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. Because of the Fund’s investments in the underlying funds, the Fund will be subject to many of the risks below indirectly through its investments in the underlying funds rather than directly through investment in the actual securities themselves.

The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s or Subadviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s or Subadviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser or Subadviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock. Securities of real estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to the risks of investing in equity securities generally.

Sustainable Investment Style Risk: Because the Fund focuses on equity securities of companies that meet certain ESG criteria, bonds whose purpose is to finance projects with a positive environmental impact and other fixed-income securities that, in the opinion of the Adviser, present minimal ESG concerns, its universe of investments may be smaller than that of other funds and therefore the Fund may underperform the market as a whole if such investments underperform the market. The Fund may forgo opportunities to gain exposure to certain attractive companies, industries, sectors or countries and it may choose to sell a security when it might otherwise be disadvantageous to do so.

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Emerging Markets Risk: In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Allocation Risk: The Fund’s investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.

Credit/Counterparty Risk: Credit/counterparty risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund will be subject to credit/counterparty risks with respect to the counterparties to its derivatives transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee given by a central clearing house, are not available in connection with over-the-counter (“OTC”) derivative transactions, such as foreign currency transactions. As a result, in instances when the Fund enters into OTC derivative transactions, the Fund will be subject to the risk that its counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to

52

Fund Summary

realize gains. This risk will be heightened to the extent the Fund enters into derivative transactions with a single counterparty (or affiliated counterparties that are part of the same organization), causing the Fund to have significant exposure to such counterparty.

Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest in currency-related instruments and may invest in securities or other instruments denominated in, or that generate income denominated in, foreign currencies. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Cybersecurity and Technology Risk: The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.

Derivatives Risk: The Fund will be exposed to derivatives risk primarily through its investments in the underlying funds. Derivative instruments (such as those in which the underlying funds may invest, including forward currency contracts, structured notes, futures transactions and swap transactions) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that an underlying fund’s use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives by an underlying fund may give rise to leverage risk and can have a significant impact on the underlying fund’s exposure to securities market values, interest rates or currency exchange rates. It is possible that an underlying fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives by an underlying fund may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. An underlying fund’s use of derivatives, such as forward currency contracts, structured notes, futures transactions and swap transactions involves other risks, such as the credit/counterparty risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other OTC derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin (if any) required to initiate derivatives positions. There is also the risk that an underlying fund may be unable to terminate or sell a derivatives position at an advantageous time or price. An underlying fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.

Inflation-Protected Securities Risk: Inflation-protected securities are subject to the risk that the rate of inflation will be lower than expected. Inflation-protected securities are intended to protect against inflation by adjusting the interest or principal payable on the security by an amount based upon an index intended to measure the rate of inflation. There can be no assurance that the relevant index will accurately measure the rate of inflation, in which case the securities may not work as intended.

Interest Rate Risk: Interest rate risk is the risk that the value of the Fund’s investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. The value of zero-coupon bonds may be more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. Potential future changes in government monetary policy may affect the level of interest rates.

Investments in Other Investment Companies Risk: The Fund will indirectly bear the management, service and other fees of any other investment companies, including exchange-traded funds, in which it invests in addition to its own expenses. The Fund is also indirectly exposed to the same risks as the underlying funds in proportion to the allocation of the Fund’s assets among the underlying funds.

Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, including short-term capital gains taxable as ordinary income, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses.

Leverage Risk: Use of derivative instruments by an underlying fund may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on a fund’s returns, and may lead to significant losses if investments are not successful.

Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there

53

Fund Summary

may be no liquid secondary market or ready purchaser for such securities. OTC derivatives are generally subject to greater liquidity risk as well. Liquidity issues may also make it difficult to value the Fund’s investments.

Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market/Issuer Risk: The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.

Retirement Risk: The Fund is not a complete retirement program and there is no guarantee that an investment in the Fund will provide sufficient retirement income at or through retirement. Although the Fund will become more conservative over time (meaning that the Fund will allocate more of its assets to fixed-income investments than equity investments as it nears the target retirement date), the Fund will continue to be exposed to market/issuer risk and the share price of the Fund will fluctuate, even after the Fund reaches its most conservative allocation. This means that you could lose money by investing in the Fund, including losses near, at, or after the target retirement date. In addition, your risk tolerance may change over time, including in ways that do not correlate perfectly with the Fund’s glide path. Achieving your retirement goals will depend on many factors, including the amount you save and the period over which you do so.

Small- and Mid-Capitalization Companies Risk: Compared to large-capitalization companies, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-capitalization companies.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by comparing the Fund’s one-year and life-of-fund performance with a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at im.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

Total Returns for Class N Shares

Highest Quarterly Return: First Quarter 2019, 11.00% Lowest Quarterly Return: Fourth Quarter 2018, -11.45%

The Fund’s Class N shares total return year-to-date as of March 31, 2020 was -20.86%.

Average Annual Total Returns
(for the periods ended December 31, 2019)	Past 1 Year	Life of Fund (2/28/17)
Return Before Taxes	24.89%	12.47%
Return After Taxes on Distributions	22.54%	10.37%
Return After Taxes on Distributions and Sale of Fund Shares	15.68%	9.30%
S&P Target Date 2050® Index	24.35%	10.12%

The Fund did not have Class Y shares outstanding during the periods shown above. The returns of Class Y shares would have been substantially similar to the returns of the Fund’s Class N shares because they would have been invested in the same portfolio of securities and would only differ to the extent the Class N shares did not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

54

Fund Summary

Management

Investment Adviser

Natixis Advisors, L.P. (“Natixis Advisors”)

Investment Subadvisers

Harris Associates L.P. (“Harris Associates”)

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Mirova US LLC (“Mirova US”)

Wilshire Associates Incorporated (“Wilshire”)

Portfolio Managers

The following portfolio managers determine the Fund’s available underlying funds and separately managed segments and supervise the activities of the Fund’s subadvisers:

Natixis Advisors

Marina Gross has served as a portfolio manager of the Fund since 2018.

Curt Overway, CFA® has served as a portfolio manager of the Fund since 2018.

Daniel Price, CFA® has served as a portfolio manager of the Fund since 2018.

Christopher Sharpe, CFA® has served as a portfolio manager of the Fund since 2019.

The following portfolio managers determine the Fund’s glide path and target allocations:

Wilshire

Nathan Palmer, CFA® has served as a portfolio manager of the Fund since 2017.

Anthony Wicklund, CFA®, CAIA has served as a portfolio manager of the Fund since 2018.

The following portfolio managers manage the portfolios of one or more separately managed segments of the Fund:

Harris Associates

William C. Nygren, CFA® has served as a portfolio manager of the Fund since 2019.

Kevin G. Grant, CFA® has served as a portfolio manager of the Fund since 2019.

M. Colin Hudson, CFA® has served as a portfolio manager of the Fund since 2019.

Michael J. Mangan, CFA® has served as a portfolio manager of the Fund since 2019.

Michael A. Nicolas, CFA® has served as a portfolio manager of the Fund since 2020.

Loomis Sayles

Daniel Conklin, CFA® has served as an associate portfolio manager of the Fund since 2019.

Aziz V. Hamzaogullari, CFA® has served as a portfolio manager of the Fund since 2019.

Christopher T. Harms has served as a portfolio manager of the Fund since 2019.

Clifton V. Rowe, CFA® has served as a portfolio manager of the Fund since 2019.

Kurt L. Wagner*, CFA® has served as a portfolio manager of the Fund since 2019.

*Effective June 30, 2020, Mr. Wagner will no longer serve as a portfolio manager of the Fund.

Mirova US

Jens Peers, CFA® has served as a portfolio manager of the Fund since 2017.

David Belloc, CFA® has served as a portfolio manager of the Fund since 2018.

Hua Cheng, CFA®, PhD has served as a portfolio manager of the Fund since 2017.

Manuel Coeslier has served as a portfolio manager of the Fund since 2017.

Amber Fairbanks, CFA® has served as a portfolio manager of the Fund since 2018.

Hervé Guez has served as a portfolio manager of the Fund since 2017.

55

Fund Summary

Mr. Belloc, Mr. Coeslier and Mr. Guez are employees of Mirova, the parent company of Mirova US, and provide portfolio management through a personnel-sharing arrangement between Mirova and Mirova US.

Natixis Advisors (Active Index Advisors Division)

Kevin H. Maeda has served as a portfolio manager of the Fund since 2017.

Serena V. Stone, CFA® has served as a portfolio manager of the Fund since 2017.

Purchase and Sale of Fund Shares

Class N Shares

Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to accounts established via a transfer or any other transaction in which a new account is established. There is no initial investment minimum for Certain Retirement Plans and funds of funds that are distributed by Natixis Distribution, L.P. (the “Distributor”). Sub accounts held within an omnibus account, where the omnibus account has at least $1,000,000, are not required to meet the investment minimum. There is no subsequent investment minimum for these shares. In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in Class N. If, after two years, an account’s value does not exceed the investment minimum requirement, the Distributor and the Fund reserve the right to redeem such account.

Class Y Shares

Class Y shares are not currently available for purchase.

Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $50, except there is no minimum initial or subsequent investment for:

• Fee Based Programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.
• Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.
• Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.
• Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.
• Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of Natixis Advisors, L.P., clients of Natixis Advisors, L.P. and its affiliates may purchase Class Y shares of the Fund below the stated minimums.

Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund’s shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at im.natixis.com (certain restrictions may apply), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

56

Fund Summary

Natixis Sustainable Future 2055 Fund®

Investment Goal

The Fund seeks the highest total return consistent with its current asset allocation.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table.

Shareholder Fees

(fees paid directly from your investment)	Class N	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None
Redemption fees	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class N	Class Y
Management fees	0.85%	0.85%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	4.78%	4.88%[1]
Acquired fund fees and expenses	0.20%	0.20%
Total annual fund operating expenses	5.83%	5.93%
Fee waiver and/or expense reimbursement[2]	5.23%	5.28%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.60%	0.65%
1	Other expenses are estimated for the current fiscal year.
2	Natixis Advisors, L.P. (the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.60% and 0.65% of the Fund’s average daily net assets for Class N and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through May 31, 2021 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitation for Class N and Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class N	$61	$1,269	$2,456	$5,339
Class Y	$66	$1,293	$2,496	$5,408

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

57

Fund Summary

Investments, Risks and Performance

Principal Investment Strategies

The Fund employs an asset allocation strategy designed for investors planning to retire within a few years of the target year designated in the Fund’s name. The Fund allocates its assets among investments in affiliated underlying funds and separately managed segments that invest directly in securities. Through these allocations, the Fund provides exposure to a variety of asset classes including U.S. equity and fixed-income securities; non-U.S. equity and fixed-income securities, including emerging markets securities (which generally encompass securities offered by markets that are not included in the MSCI World Developed Markets Index); and U.S. government and/or agency securities. The Fund’s asset allocation will become more conservative over time by reducing its equity exposure and increasing its fixed-income exposure in accordance with a “glide path” until approximately 10 years following its target year. The Fund assumes a retirement age of 65 at the target year and is designed for investors who plan to withdraw the value of their account gradually after retirement.

The Fund follows a sustainable investing approach that aligns with environmental, social and governance (“ESG”) principles and values. Consistent with the Fund’s multi-disciplinary approach, the ESG strategies used by the Fund may vary across the Fund’s underlying funds and separately managed segments. For example, strategies may integrate ESG factors into fundamental analysis to pursue alpha and manage risk, or may use sustainable themes to identify investment opportunities. Certain ESG strategies may also seek to exclude specific types of investments.

A brief description of the underlying funds, separately managed segments and asset classes in which the Fund may invest from time to time as well as the Fund’s target allocations can be found in the “More About Goals and Strategies” section of the prospectus. Under normal circumstances, the Fund may deviate no more than plus or minus 10% from its target allocations. The Fund’s Adviser, Natixis Advisors, L.P. (“Natixis Advisors”), may modify the selection of underlying funds and separately managed segments for the Fund from time to time. Subject to the oversight of Natixis Advisors, one of the Fund’s Subadvisers, Wilshire Associates Incorporated (“Wilshire”), determines the Fund’s glide path and target allocations.

The following glide path represents the shifting of equity and fixed-income allocations over time and shows how the Fund’s asset mix becomes more conservative as the target date approaches and passes. This reflects individuals’ expected need for reduced market risks as retirement approaches and for low portfolio volatility after retirement. The Fund is a “through” target date fund. This means that the Fund is expected to reach its final allocations approximately 10 years past its target year.

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Fund Summary

The Fund’s investments, whether directly through its separately managed segments or indirectly through investments in underlying funds, will generally include equity securities, such as common and preferred stocks, fixed-income investments, such as government bonds, investment grade corporate notes and bonds, zero-coupon bonds, securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), asset-backed securities and mortgage-related securities, and may also include derivative transactions, such as forward currency contracts, structured notes, futures transactions and swap transactions. The Fund may invest in securities of any market capitalization.

The Fund’s Board of Trustees may approve combining the Fund with other Natixis Sustainable Future Funds® that have reached their final allocations if the Board determines that such combination would be in the best interest of such Funds’ shareholders.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. Because of the Fund’s investments in the underlying funds, the Fund will be subject to many of the risks below indirectly through its investments in the underlying funds rather than directly through investment in the actual securities themselves.

The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s or Subadviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s or Subadviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser or Subadviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock. Securities of real estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to the risks of investing in equity securities generally.

Sustainable Investment Style Risk: Because the Fund focuses on equity securities of companies that meet certain ESG criteria, bonds whose purpose is to finance projects with a positive environmental impact and other fixed-income securities that, in the opinion of the Adviser, present minimal ESG concerns, its universe of investments may be smaller than that of other funds and therefore the Fund may underperform the market as a whole if such investments underperform the market. The Fund may forgo opportunities to gain exposure to certain attractive companies, industries, sectors or countries and it may choose to sell a security when it might otherwise be disadvantageous to do so.

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Emerging Markets Risk: In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Allocation Risk: The Fund’s investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.

Credit/Counterparty Risk: Credit/counterparty risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund will be subject to credit/counterparty risks with respect to the counterparties to its derivatives transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee given by a central clearing house, are not available in connection with over-the-counter (“OTC”) derivative transactions, such as foreign currency transactions. As a result, in instances when the Fund enters into OTC derivative transactions, the Fund will be subject to the risk that its counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to

59

Fund Summary

realize gains. This risk will be heightened to the extent the Fund enters into derivative transactions with a single counterparty (or affiliated counterparties that are part of the same organization), causing the Fund to have significant exposure to such counterparty.

Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest in currency-related instruments and may invest in securities or other instruments denominated in, or that generate income denominated in, foreign currencies. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Cybersecurity and Technology Risk: The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.

Derivatives Risk: The Fund will be exposed to derivatives risk primarily through its investments in the underlying funds. Derivative instruments (such as those in which the underlying funds may invest, including forward currency contracts, structured notes, futures transactions and swap transactions) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that an underlying fund’s use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives by an underlying fund may give rise to leverage risk and can have a significant impact on the underlying fund’s exposure to securities market values, interest rates or currency exchange rates. It is possible that an underlying fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives by an underlying fund may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. An underlying fund’s use of derivatives, such as forward currency contracts, structured notes, futures transactions and swap transactions involves other risks, such as the credit/counterparty risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other OTC derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin (if any) required to initiate derivatives positions. There is also the risk that an underlying fund may be unable to terminate or sell a derivatives position at an advantageous time or price. An underlying fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.

Inflation-Protected Securities Risk: Inflation-protected securities are subject to the risk that the rate of inflation will be lower than expected. Inflation-protected securities are intended to protect against inflation by adjusting the interest or principal payable on the security by an amount based upon an index intended to measure the rate of inflation. There can be no assurance that the relevant index will accurately measure the rate of inflation, in which case the securities may not work as intended.

Interest Rate Risk: Interest rate risk is the risk that the value of the Fund’s investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. The value of zero-coupon bonds may be more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. Potential future changes in government monetary policy may affect the level of interest rates.

Investments in Other Investment Companies Risk: The Fund will indirectly bear the management, service and other fees of any other investment companies, including exchange-traded funds, in which it invests in addition to its own expenses. The Fund is also indirectly exposed to the same risks as the underlying funds in proportion to the allocation of the Fund’s assets among the underlying funds.

Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, including short-term capital gains taxable as ordinary income, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses.

Leverage Risk: Use of derivative instruments by an underlying fund may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on a fund’s returns, and may lead to significant losses if investments are not successful.

Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there

60

Fund Summary

may be no liquid secondary market or ready purchaser for such securities. OTC derivatives are generally subject to greater liquidity risk as well. Liquidity issues may also make it difficult to value the Fund’s investments.

Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market/Issuer Risk: The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.

Retirement Risk: The Fund is not a complete retirement program and there is no guarantee that an investment in the Fund will provide sufficient retirement income at or through retirement. Although the Fund will become more conservative over time (meaning that the Fund will allocate more of its assets to fixed-income investments than equity investments as it nears the target retirement date), the Fund will continue to be exposed to market/issuer risk and the share price of the Fund will fluctuate, even after the Fund reaches its most conservative allocation. This means that you could lose money by investing in the Fund, including losses near, at, or after the target retirement date. In addition, your risk tolerance may change over time, including in ways that do not correlate perfectly with the Fund’s glide path. Achieving your retirement goals will depend on many factors, including the amount you save and the period over which you do so.

Small- and Mid-Capitalization Companies Risk: Compared to large-capitalization companies, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-capitalization companies.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by comparing the Fund’s one-year and life-of-fund performance with a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at im.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

Total Returns for Class N Shares

Highest Quarterly Return: First Quarter 2019, 11.19% Lowest Quarterly Return: Fourth Quarter 2018, -11.60%

The Fund’s Class N shares total return year-to-date as of March 31, 2020 was -21.18%.

Average Annual Total Returns
(for the periods ended December 31, 2019)	Past 1 Year	Life of Fund (2/28/17)
Return Before Taxes	25.51%	12.64%
Return After Taxes on Distributions	22.86%	10.46%
Return After Taxes on Distributions and Sale of Fund Shares	16.18%	9.42%
S&P Target Date 2055® Index	24.48%	10.20%

The Fund did not have Class Y shares outstanding during the periods shown above. The returns of Class Y shares would have been substantially similar to the returns of the Fund’s Class N shares because they would have been invested in the same portfolio of securities and would only differ to the extent the Class N shares did not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

61

Fund Summary

Management

Investment Adviser

Natixis Advisors, L.P. (“Natixis Advisors”)

Investment Subadvisers

Harris Associates L.P. (“Harris Associates”)

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Mirova US LLC (“Mirova US”)

Wilshire Associates Incorporated (“Wilshire”)

Portfolio Managers

The following portfolio managers determine the Fund’s available underlying funds and separately managed segments and supervise the activities of the Fund’s subadvisers:

Natixis Advisors

Marina Gross has served as a portfolio manager of the Fund since 2018.

Curt Overway, CFA® has served as a portfolio manager of the Fund since 2018.

Daniel Price, CFA® has served as a portfolio manager of the Fund since 2018.

Christopher Sharpe, CFA® has served as a portfolio manager of the Fund since 2019.

The following portfolio managers determine the Fund’s glide path and target allocations:

Wilshire

Nathan Palmer, CFA® has served as a portfolio manager of the Fund since 2017.

Anthony Wicklund, CFA®, CAIA has served as a portfolio manager of the Fund since 2018.

The following portfolio managers manage the portfolios of one or more separately managed segments of the Fund:

Harris Associates

William C. Nygren, CFA® has served as a portfolio manager of the Fund since 2019.

Kevin G. Grant, CFA® has served as a portfolio manager of the Fund since 2019.

M. Colin Hudson, CFA® has served as a portfolio manager of the Fund since 2019.

Michael J. Mangan, CFA® has served as a portfolio manager of the Fund since 2019.

Michael A. Nicolas, CFA® has served as a portfolio manager of the Fund since 2020.

Loomis Sayles

Daniel Conklin, CFA® has served as an associate portfolio manager of the Fund since 2019.

Aziz V. Hamzaogullari, CFA® has served as a portfolio manager of the Fund since 2019.

Christopher T. Harms has served as a portfolio manager of the Fund since 2019.

Clifton V. Rowe, CFA® has served as a portfolio manager of the Fund since 2019.

Kurt L. Wagner*, CFA® has served as a portfolio manager of the Fund since 2019.

*Effective June 30, 2020, Mr. Wagner will no longer serve as a portfolio manager of the Fund.

Mirova US

Jens Peers, CFA® has served as a portfolio manager of the Fund since 2017.

David Belloc, CFA® has served as a portfolio manager of the Fund since 2018.

Hua Cheng, CFA®, PhD has served as a portfolio manager of the Fund since 2017.

Manuel Coeslier has served as a portfolio manager of the Fund since 2017.

Amber Fairbanks, CFA® has served as a portfolio manager of the Fund since 2018.

Hervé Guez has served as a portfolio manager of the Fund since 2017.

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Fund Summary

Mr. Belloc, Mr. Coeslier and Mr. Guez are employees of Mirova, the parent company of Mirova US, and provide portfolio management through a personnel-sharing arrangement between Mirova and Mirova US.

Natixis Advisors (Active Index Advisors Division)

Kevin H. Maeda has served as a portfolio manager of the Fund since 2017.

Serena V. Stone, CFA® has served as a portfolio manager of the Fund since 2017.

Purchase and Sale of Fund Shares

Class N Shares

Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to accounts established via a transfer or any other transaction in which a new account is established. There is no initial investment minimum for Certain Retirement Plans and funds of funds that are distributed by Natixis Distribution, L.P. (the “Distributor”). Sub accounts held within an omnibus account, where the omnibus account has at least $1,000,000, are not required to meet the investment minimum. There is no subsequent investment minimum for these shares. In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in Class N. If, after two years, an account’s value does not exceed the investment minimum requirement, the Distributor and the Fund reserve the right to redeem such account.

Class Y Shares

Class Y shares are not currently available for purchase.

Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $50, except there is no minimum initial or subsequent investment for:

• Fee Based Programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.
• Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.
• Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.
• Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.
• Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of Natixis Advisors, L.P., clients of Natixis Advisors, L.P. and its affiliates may purchase Class Y shares of the Fund below the stated minimums.

Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund’s shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at im.natixis.com (certain restrictions may apply), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

63

Fund Summary

Natixis Sustainable Future 2060 Fund®

Investment Goal

The Fund seeks the highest total return consistent with its current asset allocation.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table.

Shareholder Fees

(fees paid directly from your investment)	Class N	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None
Redemption fees	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class N	Class Y
Management fees	0.85%	0.85%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	5.18%	5.28%[1]
Acquired fund fees and expenses	0.20%	0.20%
Total annual fund operating expenses	6.23%	6.33%
Fee waiver and/or expense reimbursement[2]	5.63%	5.68%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.60%	0.65%
1	Other expenses are estimated for the current fiscal year.
2	Natixis Advisors, L.P. (the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.60% and 0.65% of the Fund’s average daily net assets for Class N and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through May 31, 2021 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitation for Class N and Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class N	$61	$1,346	$2,600	$5,601
Class Y	$66	$1,370	$2,639	$5,667

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

64

Fund Summary

Investments, Risks and Performance

Principal Investment Strategies

The Fund employs an asset allocation strategy designed for investors planning to retire within a few years of the target year designated in the Fund’s name. The Fund allocates its assets among investments in affiliated underlying funds and separately managed segments that invest directly in securities. Through these allocations, the Fund provides exposure to a variety of asset classes including U.S. equity and fixed-income securities; non-U.S. equity and fixed-income securities, including emerging markets securities (which generally encompass securities offered by markets that are not included in the MSCI World Developed Markets Index); and U.S. government and/or agency securities. The Fund’s asset allocation will become more conservative over time by reducing its equity exposure and increasing its fixed-income exposure in accordance with a “glide path” until approximately 10 years following its target year. The Fund assumes a retirement age of 65 at the target year and is designed for investors who plan to withdraw the value of their account gradually after retirement.

The Fund follows a sustainable investing approach that aligns with environmental, social and governance (“ESG”) principles and values. Consistent with the Fund’s multi-disciplinary approach, the ESG strategies used by the Fund may vary across the Fund’s underlying funds and separately managed segments. For example, strategies may integrate ESG factors into fundamental analysis to pursue alpha and manage risk, or may use sustainable themes to identify investment opportunities. Certain ESG strategies may also seek to exclude specific types of investments.

A brief description of the underlying funds, separately managed segments and asset classes in which the Fund may invest from time to time as well as the Fund’s target allocations can be found in the “More About Goals and Strategies” section of the prospectus. Under normal circumstances, the Fund may deviate no more than plus or minus 10% from its target allocations. The Fund’s Adviser, Natixis Advisors, L.P. (“Natixis Advisors”), may modify the selection of underlying funds and separately managed segments for the Fund from time to time. Subject to the oversight of Natixis Advisors, one of the Fund’s Subadvisers, Wilshire Associates Incorporated (“Wilshire”), determines the Fund’s glide path and target allocations.

The following glide path represents the shifting of equity and fixed-income allocations over time and shows how the Fund’s asset mix becomes more conservative as the target date approaches and passes. This reflects individuals’ expected need for reduced market risks as retirement approaches and for low portfolio volatility after retirement. The Fund is a “through” target date fund. This means that the Fund is expected to reach its final allocations approximately 10 years past its target year.

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Fund Summary

The Fund’s investments, whether directly through its separately managed segments or indirectly through investments in underlying funds, will generally include equity securities, such as common and preferred stocks, fixed-income investments, such as government bonds, investment grade corporate notes and bonds, zero-coupon bonds, securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), asset-backed securities and mortgage-related securities, and may also include derivative transactions, such as forward currency contracts, structured notes, futures transactions and swap transactions. The Fund may invest in securities of any market capitalization.

The Fund’s Board of Trustees may approve combining the Fund with other Natixis Sustainable Future Funds® that have reached their final allocations if the Board determines that such combination would be in the best interest of such Funds’ shareholders.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. Because of the Fund’s investments in the underlying funds, the Fund will be subject to many of the risks below indirectly through its investments in the underlying funds rather than directly through investment in the actual securities themselves.

The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s or Subadviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s or Subadviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser or Subadviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock. Securities of real estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to the risks of investing in equity securities generally.

Sustainable Investment Style Risk: Because the Fund focuses on equity securities of companies that meet certain ESG criteria, bonds whose purpose is to finance projects with a positive environmental impact and other fixed-income securities that, in the opinion of the Adviser, present minimal ESG concerns, its universe of investments may be smaller than that of other funds and therefore the Fund may underperform the market as a whole if such investments underperform the market. The Fund may forgo opportunities to gain exposure to certain attractive companies, industries, sectors or countries and it may choose to sell a security when it might otherwise be disadvantageous to do so.

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Emerging Markets Risk: In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Allocation Risk: The Fund’s investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.

Credit/Counterparty Risk: Credit/counterparty risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund will be subject to credit/counterparty risks with respect to the counterparties to its derivatives transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee given by a central clearing house, are not available in connection with over-the-counter (“OTC”) derivative transactions, such as foreign currency transactions. As a result, in instances when the Fund enters into OTC derivative transactions, the Fund will be subject to the risk that its counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to

66

Fund Summary

realize gains. This risk will be heightened to the extent the Fund enters into derivative transactions with a single counterparty (or affiliated counterparties that are part of the same organization), causing the Fund to have significant exposure to such counterparty.

Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest in currency-related instruments and may invest in securities or other instruments denominated in, or that generate income denominated in, foreign currencies. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Cybersecurity and Technology Risk: The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.

Derivatives Risk: The Fund will be exposed to derivatives risk primarily through its investments in the underlying funds. Derivative instruments (such as those in which the underlying funds may invest, including forward currency contracts, structured notes, futures transactions and swap transactions) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that an underlying fund’s use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives by an underlying fund may give rise to leverage risk and can have a significant impact on the underlying fund’s exposure to securities market values, interest rates or currency exchange rates. It is possible that an underlying fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives by an underlying fund may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. An underlying fund’s use of derivatives, such as forward currency contracts, structured notes, futures transactions and swap transactions involves other risks, such as the credit/counterparty risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other OTC derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin (if any) required to initiate derivatives positions. There is also the risk that an underlying fund may be unable to terminate or sell a derivatives position at an advantageous time or price. An underlying fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.

Inflation-Protected Securities Risk: Inflation-protected securities are subject to the risk that the rate of inflation will be lower than expected. Inflation-protected securities are intended to protect against inflation by adjusting the interest or principal payable on the security by an amount based upon an index intended to measure the rate of inflation. There can be no assurance that the relevant index will accurately measure the rate of inflation, in which case the securities may not work as intended.

Interest Rate Risk: Interest rate risk is the risk that the value of the Fund’s investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. The value of zero-coupon bonds may be more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. Potential future changes in government monetary policy may affect the level of interest rates.

Investments in Other Investment Companies Risk: The Fund will indirectly bear the management, service and other fees of any other investment companies, including exchange-traded funds, in which it invests in addition to its own expenses. The Fund is also indirectly exposed to the same risks as the underlying funds in proportion to the allocation of the Fund’s assets among the underlying funds.

Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, including short-term capital gains taxable as ordinary income, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses.

Leverage Risk: Use of derivative instruments by an underlying fund may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on a fund’s returns, and may lead to significant losses if investments are not successful.

Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there

67

Fund Summary

may be no liquid secondary market or ready purchaser for such securities. OTC derivatives are generally subject to greater liquidity risk as well. Liquidity issues may also make it difficult to value the Fund’s investments.

Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market/Issuer Risk: The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.

Retirement Risk: The Fund is not a complete retirement program and there is no guarantee that an investment in the Fund will provide sufficient retirement income at or through retirement. Although the Fund will become more conservative over time (meaning that the Fund will allocate more of its assets to fixed-income investments than equity investments as it nears the target retirement date), the Fund will continue to be exposed to market/issuer risk and the share price of the Fund will fluctuate, even after the Fund reaches its most conservative allocation. This means that you could lose money by investing in the Fund, including losses near, at, or after the target retirement date. In addition, your risk tolerance may change over time, including in ways that do not correlate perfectly with the Fund’s glide path. Achieving your retirement goals will depend on many factors, including the amount you save and the period over which you do so.

Small- and Mid-Capitalization Companies Risk: Compared to large-capitalization companies, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small- and mid-capitalization companies.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by comparing the Fund’s one-year and life-of-fund performance with a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at im.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

Total Returns for Class N Shares

Highest Quarterly Return: First Quarter 2019, 11.36% Lowest Quarterly Return: Fourth Quarter 2018, -11.64%

The Fund’s Class N shares total return year-to-date as of March 31, 2020 was -21.51%.

Average Annual Total Returns
(for the periods ended December 31, 2019)	Past 1 Year	Life of Fund (2/28/17)
Return Before Taxes	25.78%	12.68%
Return After Taxes on Distributions	23.12%	10.46%
Return After Taxes on Distributions and Sale of Fund Shares	16.50%	9.47%
S&P Target Date 2060+® Index	24.73%	10.40%

The Fund did not have Class Y shares outstanding during the periods shown above. The returns of Class Y shares would have been substantially similar to the returns of the Fund’s Class N shares because they would have been invested in the same portfolio of securities and would only differ to the extent the Class N shares did not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

68

Fund Summary

Management

Investment Adviser

Natixis Advisors, L.P. (“Natixis Advisors”)

Investment Subadvisers

Harris Associates L.P. (“Harris Associates”)

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Mirova US LLC (“Mirova US”)

Wilshire Associates Incorporated (“Wilshire”)

Portfolio Managers

The following portfolio managers determine the Fund’s available underlying funds and separately managed segments and supervise the activities of the Fund’s subadvisers:

Natixis Advisors

Marina Gross has served as a portfolio manager of the Fund since 2018.

Curt Overway, CFA® has served as a portfolio manager of the Fund since 2018.

Daniel Price, CFA® has served as a portfolio manager of the Fund since 2018.

Christopher Sharpe, CFA® has served as a portfolio manager of the Fund since 2019.

The following portfolio managers determine the Fund’s glide path and target allocations:

Wilshire

Nathan Palmer, CFA® has served as a portfolio manager of the Fund since 2017.

Anthony Wicklund, CFA®, CAIA has served as a portfolio manager of the Fund since 2018.

The following portfolio managers manage the portfolios of one or more separately managed segments of the Fund:

Harris Associates

William C. Nygren, CFA® has served as a portfolio manager of the Fund since 2019.

Kevin G. Grant, CFA® has served as a portfolio manager of the Fund since 2019.

M. Colin Hudson, CFA® has served as a portfolio manager of the Fund since 2019.

Michael J. Mangan, CFA® has served as a portfolio manager of the Fund since 2019.

Michael A. Nicolas, CFA® has served as a portfolio manager of the Fund since 2020.

Loomis Sayles

Daniel Conklin, CFA® has served as an associate portfolio manager of the Fund since 2019.

Aziz V. Hamzaogullari, CFA® has served as a portfolio manager of the Fund since 2019.

Christopher T. Harms has served as a portfolio manager of the Fund since 2019.

Clifton V. Rowe, CFA® has served as a portfolio manager of the Fund since 2019.

Kurt L. Wagner*, CFA® has served as a portfolio manager of the Fund since 2019.

*Effective June 30, 2020, Mr. Wagner will no longer serve as a portfolio manager of the Fund.

Mirova US

Jens Peers, CFA® has served as a portfolio manager of the Fund since 2017.

David Belloc, CFA® has served as a portfolio manager of the Fund since 2018.

Hua Cheng, CFA®, PhD has served as a portfolio manager of the Fund since 2017.

Manuel Coeslier has served as a portfolio manager of the Fund since 2017.

Amber Fairbanks, CFA® has served as a portfolio manager of the Fund since 2018.

Hervé Guez has served as a portfolio manager of the Fund since 2017.

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Fund Summary

Mr. Belloc, Mr. Coeslier and Mr. Guez are employees of Mirova, the parent company of Mirova US, and provide portfolio management through a personnel-sharing arrangement between Mirova and Mirova US.

Natixis Advisors (Active Index Advisors Division)

Kevin H. Maeda has served as a portfolio manager of the Fund since 2017.

Serena V. Stone, CFA® has served as a portfolio manager of the Fund since 2017.

Purchase and Sale of Fund Shares

Class N Shares

Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to accounts established via a transfer or any other transaction in which a new account is established. There is no initial investment minimum for Certain Retirement Plans and funds of funds that are distributed by Natixis Distribution, L.P. (the “Distributor”). Sub accounts held within an omnibus account, where the omnibus account has at least $1,000,000, are not required to meet the investment minimum. There is no subsequent investment minimum for these shares. In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in Class N. If, after two years, an account’s value does not exceed the investment minimum requirement, the Distributor and the Fund reserve the right to redeem such account.

Class Y Shares

Class Y shares are not currently available for purchase.

Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $50, except there is no minimum initial or subsequent investment for:

• Fee Based Programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.
• Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.
• Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.
• Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.
• Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of Natixis Advisors, L.P., clients of Natixis Advisors, L.P. and its affiliates may purchase Class Y shares of the Fund below the stated minimums.

Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund’s shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at im.natixis.com (certain restrictions may apply), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

70

Investment Goals, Strategies and Risks

More About Goals and Strategies

Investment Goal

Each Fund seeks the highest total return consistent with its current asset allocation. The investment goal of each Fund may be changed without shareholder approval. Each Fund will provide 60 days’ prior notice to shareholders before changing its investment goal.

Principal Investment Strategies

Each Fund employs an asset allocation strategy designed for investors planning to retire within a few years of the target year designated in the Fund’s name. Each Fund allocates its assets among investments in affiliated underlying funds and separately managed segments that invest directly in securities. Through these allocations, each Fund provides exposure to a variety of asset classes including U.S. equity and fixed-income securities; non-U.S. equity and fixed-income securities, including emerging markets securities; and U.S. government and/or agency securities. Each Fund’s asset allocation will become more conservative over time by reducing its equity exposure and increasing its fixed-income exposure in accordance with a “glide path” until approximately 10 years following its target year. Each Fund assumes a retirement age of 65 at the target year and is designed for investors who plan to withdraw the value of their account gradually after retirement.

Each Fund follows a sustainable investing approach that aligns with environmental, social and governance (“ESG”) principles and values. Consistent with each Fund’s multi-disciplinary approach, the ESG strategies used by each Fund may vary across each Fund’s underlying funds and separately managed segments. For example, strategies may integrate ESG factors into fundamental analysis to pursue alpha and manage risk, or may use sustainable themes to identify investment opportunities. Certain ESG strategies may also seek to exclude specific types of investments.

The following is a brief description of the principal investment policies of the underlying funds and separately managed segments in which each Fund may invest from time to time. More detailed information about each underlying fund is available in each underlying fund’s prospectus. Pursuant to instructions from Natixis Advisors, Wilshire periodically may exclude one or more of the following underlying funds and/or separately managed segments from its allocations. Each Fund’s allocation to one or more of these underlying funds and separately managed segments may vary, depending on each Fund’s glide path:

Equity

U.S. Equity

Active Index Advisors® (“AIA”) U.S. Large Cap Value ESG Segment – Invests in stocks of companies generally considered to be value-oriented securities within the large capitalization U.S. equity market. The segment is managed by the AIA division of Natixis Advisors using ESG ratings provided by a third-party to construct a portfolio that seeks to track returns of the S&P 500® Value Index. Natixis Advisors may sell a security due to a decline in its ESG rating, if the security no longer represents a value-oriented large capitalization security, to adjust tracking error relative to the S&P 500® Value Index, if another security is more attractive or for risk management purposes. Natixis Advisors will attempt to select securities and weights in such a way as to match the characteristics and returns of the S&P 500® Value Index as closely as possible, given a variety of constraints such as ESG criteria, security restrictions and turnover.

AIA U.S. Small/Mid Cap ESG Segment – Invests in stocks of U.S. small- and mid-capitalization companies. The segment is managed by the AIA division of Natixis Advisors using ESG ratings provided by a third-party to construct a portfolio that seeks to track returns of the S&P 1000® Index. Natixis Advisors may sell a security due to a decline in its ESG rating, if the security no longer represents a small- or mid-capitalization security, to adjust tracking error relative to the S&P 1000® Index, if another security is more attractive or for risk management purposes. Natixis Advisors will attempt to select securities and weights in such a way as to match the characteristics and returns of the S&P 1000® Index as closely as possible, given a variety of constraints such as ESG criteria, security restrictions and turnover.

Harris Associates Large Cap Value Segment – Invests primarily in common stocks of U.S. companies. The segment generally invests in securities of larger capitalization companies in any industry. Harris Associates uses a value investment philosophy in selecting equity securities, including common stocks. This value investment philosophy is based upon the belief that, over time, a company’s stock price converges with Harris Associates’ estimate of the company’s intrinsic value. By “intrinsic value,” Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business.

Harris Associates uses this value investment philosophy to identify companies that it believes have discounted stock prices compared to what Harris Associates believe are the companies’ intrinsic values. In assessing such companies, Harris Associates looks for the following characteristics, although not all of the companies selected will have these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing, are reasonably predictable and sustainable; and (3) high level of manager ownership.

Once Harris Associates identifies a stock that it believes is selling at a significant discount to Harris Associates’ estimate of intrinsic value and that the issuer has one or more of the additional qualities mentioned above, Harris Associates generally will consider buying that security for the segment. Harris Associates usually sells a security when the price approaches its estimated intrinsic value. This means that Harris Associates sets specific “buy” and “sell” targets for each stock. Harris Associates monitors each holding and adjusts these price targets as warranted to reflect changes in a company’s fundamentals. Harris Associates’ estimate of a stock’s intrinsic value is adjusted to reflect material ESG risks and opportunities.

Loomis Sayles All Cap Growth Segment – Invests primarily in equity securities, including common stocks, preferred stocks, convertible securities and warrants. This segment may invest in companies of any size. The segment normally invests across a wide range of sectors and industries. The segment’s

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Investment Goals, Strategies and Risks

portfolio manager employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, long-term structural growth drivers, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. The segment’s portfolio manager aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value. The segment portfolio manager’s integrated approach seeks to understand the impact of material ESG elements on the sustainability of a company’s competitive advantages, its intrinsic value and ultimately long-term investment performance. The segment will consider selling a portfolio investment when the portfolio manager believes an unfavorable structural change occurs within a given business or the markets in which it operates, a critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the portfolio manager believes the current price fully reflects intrinsic value, or for other investment reasons which the portfolio manager deems appropriate. Although certain equity securities purchased by the segment may be issued by domestic companies incorporated outside of the United States, Loomis Sayles does not consider these securities to be foreign if they are included in the U.S. equity indices published by S&P Global Ratings or Russell Investments or if the security’s country of risk defined by Bloomberg is the United States.

Mirova Carbon Neutral U.S. Equity Segment – Invests in equity securities within a universe comprised of large capitalization U.S. equity securities and additional “green” stocks that Mirova US believes to be beneficiaries of the transition to a less carbon-centric economy. Mirova US selects securities from this universe that it believes demonstrate acceptable positive practices with regard to carbon footprint and ESG considerations. Mirova US uses a third-party service provider to assess the carbon footprint of companies in the investment universe and to determine a baseline threshold of acceptable impact on carbon emissions, taking into account both a company’s carbon emissions and the carbon emissions that a company’s products and services help to avoid. The portfolio managers then attempt to construct a carbon neutral portfolio (a portfolio for which total emissions do not exceed the emissions avoided by using the portfolio companies’ products and services), which aims to outperform its benchmark, the S&P 500® Index, while matching the risk characteristics of the S&P 500® Index as closely as possible given a variety of constraints such as carbon impact, ESG criteria, active management of the “green” stocks and turnover. The portfolio managers may sell a security if its carbon footprint is no longer within acceptable parameters, if its ESG criteria deteriorate, if another opportunity is more attractive, to adjust tracking error relative to the S&P 500® Index or for risk management purposes.

Global Equity

Mirova Global Sustainable Equity Segment – Focuses on equity securities of companies that the Fund’s Subadviser, Mirova US, expects will benefit from major long-term global trends such as, among others, climate change, natural resources depletion, and population growth and movement. In selecting companies to invest in, Mirova US focuses on providers of solutions to the issues arising from these trends, as well as companies that provide products and services that address or are otherwise aligned with these trends. Mirova US selects securities based on an in-depth fundamental analysis of companies combining qualitative, financial and ESG considerations. In deciding which securities to buy and sell, Mirova US generally seeks to invest in securities of companies that relate to sustainable development themes derived from long-term global trends, demonstrate adherence to ESG practices, have strong fundamentals, and offer attractive valuations. The segment invests both in securities of U.S. issuers and in securities of non-U.S. issuers, including investments through American Depositary Receipts.

Non-U.S. Equity

AIA Emerging Markets ESG Segment – Invests in stocks and/or mutual funds or ETFs that hold stocks of companies located in emerging markets. When selecting stocks for this segment, Natixis Advisors will use ESG ratings provided by a third-party to construct a portfolio that seeks to track returns of an established emerging markets equity index. The stocks selected by Natixis Advisors will primarily be composed of large- and mid-capitalization companies. Natixis Advisors may sell a security due to a decline in its ESG rating, to adjust tracking error relative to the index, if another security is more attractive or for risk management purposes.

AIA International Developed Markets Equity ESG Segment – Invests in stocks and/or mutual funds or exchange-traded funds (“ETFs”) that hold stocks of companies located in international developed markets. When selecting stocks for this segment, Natixis Advisors will use ESG ratings provided by a third-party to construct a portfolio that seeks to track returns of an established international developed markets equity index. The stocks selected by Natixis Advisors will primarily be composed of large- and mid-capitalization companies. Natixis Advisors may sell a security due to a decline in its ESG rating, to adjust tracking error relative to the index, if another security is more attractive or for risk management purposes.

Mirova International Sustainable Equity Fund – Normally invests at least 80% of its assets in equity securities, which may include common stocks, preferred stocks, depositary receipts and real estate investment trusts (“REITS”). The fund invests in securities of companies located in no fewer than three countries outside the U.S. Under normal circumstances, the fund will invest at least 65% of its assets in securities of companies located outside the U.S. and the fund may invest up to 25% of its assets in securities of companies located in emerging markets (which generally encompasses markets that are not included in the MSCI World Developed Markets Index). The fund may invest in growth and value companies of any size and may also invest in initial public offerings.

The fund’s adviser applies a thematic approach to investment idea generation, investing in securities of companies that it believes offer solutions to the major transitions that our world is going through. These transitions include (i) demographics, such as an aging population, (ii) environmental issues, such as water scarcity, (iii) technological advances, such as cloud computing, and (iv) governance changes, such as the growing importance of corporate responsibility. From this large universe of solution providers, the fund’s adviser applies detailed fundamental research to select companies that it believes are well managed, are expected to benefit from strong, sustainable competitive advantages, and have demonstrated a solid financial structure while avoiding irresponsible risks. The fund’s adviser seeks to invest in securities that are trading at significant discounts to what the adviser believes are their intrinsic values. Furthermore, the fund’s adviser seeks to invest in companies with a positive impact on the United Nations’ Sustainable Development Goals (the “SDGs”), while avoiding companies whose activities or products have a negative impact on or create a risk to achieving the SDGs. The fund’s adviser believes that this approach will result in a portfolio with a better environmental and social profile than the broad equities market.

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The fund’s adviser may sell a security due to a deterioration in the company’s fundamental quality, a change in thematic exposure or impact relative to the SDGs, a controversy alert such as one relating to human rights, or if the adviser believes the security has little potential for price appreciation or there is greater relative value in other securities in the fund’s investment universe.

Fixed-Income

Loomis Sayles Core Fixed Income Segment – Invests primarily in bonds (or fixed-income securities) which include U.S. government securities, corporate bonds issued by U.S. or foreign companies that are investment grade (i.e., rated in the four highest rating categories of a nationally recognized statistical ratings organization such as Moody’s Investor Service, Inc. (“Moody’s”), Fitch Investor Services, Inc. (“Fitch”) or S&P’s Global Ratings (“S&P”) or, if unrated, which Loomis Sayles determines to be of comparable quality), investment grade fixed-income securities backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities and investment grade fixed-income securities backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities. The segment may also invest in other types of fixed-income securities, and foreign securities in which the segment invests are denominated in U.S. dollars. In deciding which securities to buy or sell, Loomis Sayles may consider a number of factors related to the bond issue and the current market, including, for example, the financial strength of the issuer, current interest rates and valuations, ESG-related revenue of the issuer, the stability and volatility of a country’s bond markets and expectations regarding general trends in interest rates and currency considerations. Loomis Sayles also considers how purchasing or selling a bond would impact the segment’s overall portfolio risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk), potential return (income and capital gains), and adherence to its ESG exclusion criteria. The portfolio managers may engage in active and frequent trading of portfolio securities in managing the segment. The segment typically maintains an average portfolio duration that is within one year of the average duration of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Aggregate Bond Index”), although it reserves the right to deviate further from the average duration of the Aggregate Bond Index when Loomis Sayles believes it to be appropriate in light of the segment’s investment objective. As of December 31, 2019, the average duration of the Aggregate Bond Index was 5.9 years.

Loomis Sayles Limited Term Government and Agency Fund – Normally invests at least 80% of its net assets (plus any borrowings made for investment purposes) in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. The fund’s adviser follows a total return-oriented investment approach and seeks securities that will provide the fund with an average credit quality equal to the credit rating of the U.S. Government’s long-term debt and an effective portfolio duration range of two to four years (although not all securities selected will have these characteristics and the fund’s adviser may look for other characteristics if market conditions change). The fund’s adviser emphasizes securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.

Loomis Sayles Inflation Protected Securities Fund – Normally invests at least 80% of its net assets (plus any borrowings made for investment purposes) in inflation-protected securities. The emphasis will be on debt securities issued by the U.S. Treasury (Treasury Inflation-Protected Securities, or “TIPS”). The principal value of these securities is periodically adjusted according to the rate of inflation, and repayment of the original bond principal upon maturity is guaranteed by the U.S. government. In deciding which securities to buy and sell, the fund’s adviser may consider a number of factors related to the bond issue and the current bond market, for example, the stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, current valuations, the adviser’s expectations regarding general trends in interest rates and currency considerations. The fund’s adviser will also consider how purchasing or selling a bond would impact the overall portfolio’s risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).

Mirova Global Green Bond Fund – Normally invests at least 80% of its net assets (plus any borrowings made for investment purposes) in “green bonds.” The proceeds of “green bonds” are used to finance projects which the fund’s adviser believes will have a positive environmental impact. The fund invests in securities of issuers located in no fewer than three countries, which may include the U.S. Under normal circumstances, the fund will invest at least 40% of its assets in securities of issuers located outside the U.S. and the fund may invest up to 20% of its assets in securities of issuers located in emerging markets. The fund may invest up to 20% of its assets, at the time of purchase, in securities rated below investment grade (commonly known as “junk bonds”), or, if unrated, securities determined by the fund’s adviser to be of comparable quality. The fund may invest in bonds of any maturity and expects that under normal circumstances the modified duration of its portfolio will range between 0 and 10. This flexibility is intended to allow the portfolio managers to reposition the fund to take advantage of significant interest rate movements. The fund primarily invests in fixed-income securities issued by companies, banks, supranational entities, development banks, agencies, regions and governments. In deciding which securities to buy and sell, the fund’s adviser selects securities based on their financial valuation profile and an analysis of the global ESG impact of the issuer or the projects funded with the securities. Following the evaluation of a security, the portfolio managers value the security based on, among other factors, what they believe is a fair spread for the issue relative to comparable government securities, as well as historical and expected default and recovery rates. The fund’s portfolio managers will re-evaluate and possibly sell a security if there is a deterioration of its ESG quality and/or financial rating, among other reasons.

Additional Information

Each Fund’s investments, whether directly through its separately managed segments or indirectly through investments in underlying funds, will generally include equity securities, such as common and preferred stocks, fixed-income investments such as government bonds, investment grade corporate notes and bonds, zero-coupon bonds, securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), asset-backed securities and mortgage-related securities, and may also include derivative transactions, such as forward currency contracts, structured notes, futures transactions and swap transactions. Each Fund may invest in securities of any market capitalization.

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Each Fund’s underlying fund and/or separately managed segment investments are managed by one or more advisers and subadvisers using their own investment processes, and ESG strategies vary somewhat across each underlying fund and separately managed segment as a result. For example, certain strategies (but not others) may explicitly exclude certain investments, actively integrate ESG factors to pursue alpha and manage risk, and/or use sustainable themes to identify investment opportunities.

Subject to the oversight of Natixis Advisors, the Funds’ Subadviser, Wilshire, determines each Fund’s glide path and target allocations. The following table lists each Fund’s target allocations as of June 1, 2020. Under normal market conditions, each Fund may deviate no more than plus or minus 10% from its target equity and fixed-income allocations. The fixed-income allocations include cash allocations.

	2015 Fund	2020 Fund	2025 Fund	2030 Fund	2035 Fund	2040 Fund	2045 Fund	2050 Fund	2055 Fund	2060 Fund
Equity	44.0%	53.0%	61.0%	69.0%	79.0%	85.0%	90.0%	93.0%	93.0%	93.0%
U.S. Equity	30.0%	35.0%	39.5%	45.0%	51.5%	56.0%	58.0%	58.5%	58.5%	58.5%
Non-U.S. Equity	14.0%	18.0%	21.0%	24.0%	26.5%	29.0%	32.0%	34.0%	34.0%	34.0%
Fixed-Income	56.0%	47.0%	39.5%	31.0%	22.0%	15.0%	10.0%	7.5%	7.5%	7.5%

The following glide path represents the shifting of equity and fixed-income allocations over time and shows how each Fund’s asset mix becomes more conservative as the target date approaches and passes. This reflects individuals’ expected need for reduced market risks as retirement approaches and for low portfolio volatility after retirement. Each Fund is a “through” target date fund. This means that each Fund is expected to reach its final allocations approximately 10 years past its target year.

The Funds’ Board of Trustees may approve combining a Fund with other Natixis Sustainable Future Funds® that have reached their final allocations if the Board determines that such combination would be in the best interest of such Funds’ shareholders.

Temporary Defensive Measures

Temporary defensive measures may be used by a Fund during adverse economic, market, political or other conditions. In this event, a Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in cash equivalents such as money market

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instruments or high-quality debt securities as it deems appropriate. A Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

Percentage Investment Limitations

The percentage limitations set forth in this Prospectus and the SAI apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Portfolio Holdings

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the section “Portfolio Holdings Information” in the SAI. A “snapshot” of each Fund’s investments may be found in its annual and semiannual reports. In addition, a list of each Fund’s full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Funds’ website at im.natixis.com. These holdings will remain accessible on the website until each Fund files its respective Form N-CSR or Form N-PORT with the Securities and Exchange Commission (the “SEC”) for the period that includes the date of the information. In addition, a list of each Fund’s top 10 holdings as of the month end is generally available within 7 business days after the month end on the Funds’ website at im.natixis.com/holdings (click fund name).

More About Risks

This section provides more information on principal risks that may affect a Fund’s portfolio, as well as information on additional risks the Fund may be subject to because of its investments or practices. In seeking to achieve its investment goals, the Funds may also invest in various types of securities and engage in various investment practices which are not a principal focus of the Funds and therefore are not described in this Prospectus. These securities and investment practices and their associated risks are discussed in the Funds’ SAI, which is available without charge upon request (see back cover). Because of the Funds’ investments in the underlying funds, each Fund will be subject to many of the risks below indirectly through its investments in the underlying funds rather than directly through investment in the actual securities themselves. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

Recent Market Events Risk

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions; significant disruptions to business operations, supply chains and customer activity; lower consumer demand for goods and services; event cancellations and restrictions; service cancellations, reductions and other changes; significant challenges in healthcare service preparation and delivery; prolonged quarantines; as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of this outbreak or any future outbreak in developing or emerging market countries may be greater due to less established health care systems. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates and a substantial economic downturn or recession. Such impacts could impair a Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of a Fund’s service providers, adversely affect the value and liquidity of a Fund’s investments and negatively impact a Fund’s performance and your investment in the Fund.

Equity Securities Risk

The value of your investment in a Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable declines in the value of individual securities and/or periods of below-average performance in individual securities, industries or in the equity market as a whole. This may impact a Fund’s performance and may result in higher portfolio turnover, which may increase the tax liability to taxable shareholders and the expenses incurred by the Fund. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities a Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of a Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. Rule 144A securities may be less liquid than other equity securities. Small-capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of a Fund’s portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect

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their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock.

Sustainable Investment Style Risk

Because each Fund focuses on equity securities of companies that meet certain ESG criteria, bonds whose purpose is to finance projects with a positive environmental impact and other fixed-income securities that, in the opinion of the Adviser, present minimal ESG concerns, each Fund’s universe of investments may be smaller than that of other funds and therefore each Fund may underperform the market as a whole if such investments underperform the market. Each Fund may forgo opportunities to gain exposure to certain attractive companies, industries, sectors or countries and each Fund may choose to sell a security when it might otherwise be disadvantageous to do so. Views on what constitutes a “sustainable investment” may differ by fund, adviser and investor. There is no guarantee that the Adviser’s efforts to select investments based on ESG practices will be successful. In addition, certain green bonds in which each Fund invests may be dependent on government incentives and subsidies and lack of political support for the financing of projects with a positive environmental impact could negatively impact the performance of each Fund. As the green bond market is relatively new and continues to evolve, the criteria used to define green bonds may change in the future.

Foreign Securities Risk

Foreign securities risk is the risk associated with investments in issuers located in foreign countries. A Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of a Fund’s non-U.S. investments to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, the imposition of sanctions by other countries (such as the United States), political changes or diplomatic developments may also cause the value of a Fund’s non-U.S. investments to decline. When imposed, foreign withholding or other taxes reduce a Fund’s return on foreign securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent a Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit/counterparty and information risks. In addition, foreign securities may be subject to increased credit/counterparty risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments.

Emerging Markets Risk

In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Economic and Political Risks. Emerging market countries often experience instability in their political and economic structures and have less market depth, infrastructure, capitalization and regulatory oversight than more developed markets. Government actions could have a significant impact on the economic conditions in such countries, which in turn would affect the value and liquidity of the assets of a Fund invested in emerging market securities. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges and unanticipated social or political occurrences.

The ability of the government of an emerging market country to make timely payments on its debt obligations will depend on many factors, including the extent of its reserves, fluctuations in interest rates and access to international credit and investments. A country that has non-diversified exports or relies on certain key imports will be subject to greater fluctuations in the pricing of those commodities. Failure to generate sufficient earnings from foreign trade will make it difficult for an emerging market country to service its foreign debt.

Companies trading in developing securities markets are generally smaller and have shorter operating histories than companies trading in developed markets. Foreign investors may be required to register the proceeds of sales. Settlement of securities transactions in emerging markets may be subject to risk of loss and may be delayed more often than transactions settled in the United States. Disruptions resulting from social and political factors may cause the securities markets to close. If extended closings were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline.

Investment Controls; Repatriation. Foreign investment in emerging market country debt securities is restricted or controlled to varying degrees. These restrictions may at times limit or preclude foreign investment in certain emerging market country debt securities. Certain emerging market countries require government approval of investments by foreign persons, limit the amount of investments by foreign persons in a particular issuer, limit investments by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of

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the countries and/or impose additional taxes or controls on foreign investors or currency transactions. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or proceeds of sale of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to a Fund.

Mortgage-Related and Asset-Backed Securities Risk

In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. A Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The value of some mortgage-related securities and other asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with the servicing of those assets. These types of securities may also decline for reasons associated with the underlying collateral.

Allocation Risk

A Fund’s allocations between asset classes and market exposures may not be optimal in every market condition and may adversely affect the Fund’s performance. You could lose money on your investment in the Fund as a result of this allocation.

Credit/Counterparty Risk

Credit/counterparty risk is the risk that the issuer or guarantor of a fixed-income security, or the counterparty to a derivative or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. A Fund will be subject to credit/counterparty risks with respect to the counterparties to its derivatives transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee given by a central clearing house, are not available in connection with over-the-counter (“OTC”) derivatives transactions, such as foreign currency transactions. As a result, in instances when a Fund enters into OTC derivatives transactions, the Fund will be subject to the risk that its counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to realize gains. Additionally, when a Fund enters into cleared derivatives transactions, the Fund will be subject to the credit risk of the clearing house and clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transactions.

Currency Risk

Fluctuations in the exchange rates between different currencies may negatively affect an investment. A Fund may be subject to currency risk because it may invest in currency-related instruments and/or securities or other instruments denominated in, or that generate income denominated in, foreign currencies. The market for some or all currencies may from time to time have low trading volume and become illiquid, which may prevent a Fund from effecting a position or from promptly liquidating unfavorable positions in such markets, thus subjecting the Fund to substantial losses. A Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Cybersecurity and Technology Risk

The Funds, their service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Funds and their shareholders. These risks include, among others, theft, misuse, and improper release of confidential or highly sensitive information relating to the Funds and their shareholders, as well as compromises or failures to systems, networks, devices and applications relating to the operations of the Funds and their service providers. Power outages, natural disasters, equipment malfunctions and processing errors that threaten these systems, as well as market events that occur at a pace that overloads these systems, may also disrupt business operations or impact critical data. Cybersecurity and other operational and technology issues may result in financial losses to the Funds and their shareholders, impede business transactions, violate privacy and other laws, subject the Funds to certain regulatory penalties and reputational damage, and increase compliance costs and expenses. Although the Funds have developed processes, risk management systems and business continuity plans designed to reduce these risks, the Funds do not directly control the cybersecurity defenses, operational and technology plans and systems of their service providers, financial intermediaries and companies in which they invest or with which they do business. The Funds and their shareholders could be negatively impacted as a result. Similar types of cybersecurity risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such securities to lose value.

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Investment Goals, Strategies and Risks

Derivatives Risk

The Funds will be exposed to Derivatives Risk primarily through their investments in the underlying funds. As described herein and in the SAI, the use of derivatives involves special risks. Derivatives are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate or index. There is no guarantee that an underlying fund’s use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives by an underlying fund may give rise to leverage risk and can have a significant impact on the underlying fund’s exposure to securities market values, interest rates or currency exchange rates. It is possible that an underlying fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. An underlying fund’s use of derivatives, such as forward currency contracts, structured notes, futures transactions and swap transactions, involves other risks, such as the credit/counterparty risk relating to the other party to a derivative contract (which is generally greater for OTC derivatives than for centrally cleared derivatives), the risk of difficulties in pricing and valuation; the risk that changes in the value of a derivative may not correlate as expected with relevant assets, rates or indices; liquidity risk and the risk of losing more than the initial margin (if any) required to initiate derivatives positions. There is also the risk that the underlying fund may be unable to terminate or sell a derivative position at an advantageous time or price. The use of derivatives by an underlying fund may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used. Losses resulting from the use of derivatives will reduce a Fund’s net asset value (“NAV”), and possibly income. It is possible that an underlying fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. To the extent that an underlying fund uses a derivative for purposes other than as a hedge, or if an underlying fund hedges imperfectly, an underlying fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. When used, derivatives may affect the timing, amount, or character of distributions payable to, and thus taxes payable by, shareholders. Similarly, for accounting and performance reporting purposes, income and gain characteristics may be different than if the underlying fund held the underlying securities or other assets directly. In November 2019, the SEC proposed new regulations governing the use of derivatives by mutual funds. It is possible that any new regulations could restrict an underlying fund’s ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions.

Inflation-Protected Securities Risk

Inflation-protected securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on inflation-protected securities is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of inflation protected securities is not guaranteed, and will fluctuate. There can be no assurance that the relative index will accurately measure the rate of inflation, in which case the securities may not work as intended.

Interest Rate Risk

Interest rate risk is the risk that changes in interest rates will affect the value of a Fund’s investments in fixed-income securities, such as bonds, notes, asset-backed securities and other income-producing securities and derivatives. Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of a Fund’s investments to decline. In addition, the value of certain derivatives (such as interest rate futures) is related to changes in interest rates and their value may suffer significant decline as a result of interest rate changes. A prolonged period of low interest rates may cause a Fund to have a low or negative yield, potentially reducing the value of your investment. Generally, the value of fixed-income securities, including short-term fixed-income securities, rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. A significant change in interest rates could cause a Fund’s share price (and the value of your investment) to change. Potential future changes in government monetary policy may affect the level of interest rates.

Investments in Other Investment Companies Risk

A Fund will indirectly bear the management, service and other fees of any other investment companies, including exchange-traded funds (“ETFs”), in which it invests in addition to its own expenses. A Fund is also indirectly exposed to the same risks as the underlying funds in proportion to the allocation of the Fund’s assets among the underlying funds. In addition, investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs.

Large Investor Risk

Ownership of shares of a Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. If a large investor redeems a portion or all of its investment in a Fund or redeems frequently, the Fund may be forced to sell investments at unfavorable times or prices, which can affect the performance of the Fund and may increase realized capital gains, including short-term capital gains taxable as ordinary income. In addition, such transactions may accelerate the realization of taxable income to shareholders if a Fund’s sales of investments result in gains, and also may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase a Fund’s expenses or could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratios.

Leverage Risk

Use of derivative instruments by an underlying fund may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset-price movements into larger changes in value. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively

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Investment Goals, Strategies and Risks

small decline in the value of the underlying investments could result in a relatively large loss. The use of leverage will increase the impact of gains and losses on an underlying fund’s returns, and may lead to significant losses if investments are not successful.

Liquidity Risk

Liquidity risk is the risk that a Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in a Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of a Fund’s investments when it needs to dispose of them. If a Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. OTC derivatives are generally subject to liquidity risk as well. Liquidity issues may also make it difficult to value a Fund’s investments. In some cases, especially during periods of market turmoil, a redemption may dilute the interest of the remaining shareholders.

Management Risk

Management risk is the risk that the portfolio managers’ investment techniques could fail to achieve a Fund’s objective and could cause your investment in a Fund to lose value. Each Fund is subject to management risk because each Fund is actively managed. The portfolio managers will apply their investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that such decisions will produce the desired results. For example, securities that the portfolio managers expect to appreciate in value may, in fact, decline. Similarly, in some cases, derivative and other investment techniques may be unavailable or the portfolio managers may determine not to use them, even under market conditions where their use could have benefited the Funds.

Market/Issuer Risk

The market value of a Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon political, regulatory, market, economic, and social conditions, as well as developments that impact specific economic sectors, industries, or segments of the market, including conditions that directly relate to the issuers of a Fund’s investments, such as management performance, financial condition, and demand for the issuers’ goods and services. A Fund is subject to the risk that geopolitical events will adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on global economies and markets. Likewise, natural and environmental disasters and epidemics or pandemics may be highly disruptive to economies and markets.

Retirement Risk

Each Fund is not a complete retirement program and there is no guarantee that an investment in a Fund will provide sufficient retirement income at or through retirement. Achieving your retirement goals will depend on many factors, including the amount you save and the period over which you do so, your expected retirement date, your individual retirement needs, your other sources of income and other assets, and inflation. The Funds’ glide path (or allocation methodology) will not eliminate the market volatility that could reduce the amount available for you to withdraw when you intend to begin withdrawing your investment in the Fund. Although each Fund will become more conservative over time (meaning that the Fund will allocate more of its assets to fixed-income investments than equity investments as it nears the target retirement date), each Fund will continue to be exposed to market risk and the share price of the Fund will fluctuate, even after the Fund reaches its most conservative allocation. This means that you could lose money by investing in the Fund, including losses near, at, or after the target retirement date. In addition, your risk tolerance may change over time, including in ways that do not correlate perfectly with the Funds’ glide path. There can be no assurance that an investment in a Fund will provide income at, and through the years following, the target retirement date in amounts adequate to meet your retirement goals. You should consider these and other factors when selecting an overall retirement strategy, including an investment in a Fund.

Small- and Mid-Capitalization Companies Risk

Compared to companies with large market capitalization, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. Securities of small- and mid-capitalization companies may therefore be more vulnerable to adverse developments than those of large-capitalization companies. As a result, it may be relatively more difficult for a Fund to buy and sell securities of small- and mid-capitalization companies.

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Management Team

Management Team

Meet the Funds’ Investment Adviser and Subadvisers

The Natixis Funds family currently includes 38 mutual funds (the “Natixis Funds”). The Natixis Funds family had combined assets of $51.8 billion as of December 31, 2019. Natixis Funds are distributed through Natixis Distribution, L.P. (the “Distributor”).

Adviser

Natixis Advisors, located at 888 Boylston Street, Suite 800, Boston, Massachusetts 02199-8197, serves as the adviser to each of the Funds. Natixis Advisors oversees, evaluates, and monitors the subadvisory services provided to each Fund. It also provides general business management and administration to each Fund. Natixis Advisors, through its Active Index Advisers® division, makes investment decisions with respect to the AIA U.S. Large Cap Value ESG Segment, AIA U.S. Small/Mid Cap ESG Segment, AIA International Developed Markets Equity ESG Segment and AIA Emerging Markets ESG Segment of each Fund.

The maximum aggregate advisory fee payable by each Fund is equal to the sum of: (i) 0.25% of the average daily net assets of each segment managed directly by Natixis Advisors; (ii) 0.70% of the average daily net assets of any segment managed by any subadviser other than Wilshire; and (iii) the greater of an asset based fee calculated by multiplying the Fund’s average daily net assets by a rate based on the combined average daily net assets of all the Funds, equal to 0.08% of the first $250 million, 0.07% of the next $250 million, 0.06% of the next $750 million and 0.03% of amounts exceeding $1.25 billion of the combined average daily net assets of the Funds, or the Fund’s allocable portion of a minimum annual fee of $250,000 which applies to the Funds in the aggregate. The advisory fee rates currently paid with respect to the AIA U.S. Large Cap Value ESG Segment, the AIA U.S. Small/Mid Cap ESG Segment, the AIA International Developed Markets Equity ESG Segment and the AIA Emerging Markets ESG Segment, each managed directly by Natixis Advisors, are 0.165%, 0.20%, 0.20% and 0.25%, respectively, of the average daily net assets of such segments. The advisory fee rates currently paid with respect to the Mirova Global Sustainable Equity Segment and the Mirova Carbon Neutral U.S. Equity Segment are 0.50% and 0.25%, respectively, of the average daily net assets of such segments. The advisory fee rate currently paid with respect to the Harris Associates Large Cap Value Segment is 0.52% of the average daily net assets of such segment. The advisory fee rate currently paid with respect to the Loomis Sayles All Cap Growth Segment and the Loomis Sayles Core Fixed Income Segment are 0.35% and 0.20%, respectively, of the average daily net assets of such segments. Each Fund may add additional segments to be managed by either Natixis Advisors or a subadviser in the future, provided that the advisory fee rates applicable to such segments do not exceed 0.25% of the average daily net assets of any segment managed directly by Natixis Advisors and 0.70% of the average daily net assets of any segment managed by any subadviser other than Wilshire.

The combined advisory and subadvisory fees paid by the Funds during the fiscal year ended January 31, 2020 as a percentage of each Fund’s average daily net assets (after waiver) were 0.72% for the Natixis Sustainable Future 2015 Fund, 0.74% for the Natixis Sustainable Future 2020 Fund, 0.74% for the Natixis Sustainable Future 2025 Fund, 0.74% for the Natixis Sustainable Future 2030 Fund, 0.76% for the Natixis Sustainable Future 2035 Fund, 0.76% for the Natixis Sustainable Future 2040 Fund, 0.76% for the Natixis Sustainable Future 2045 Fund, 0.77% for the Natixis Sustainable Future 2050 Fund, 0.77% for the Natixis Sustainable Future 2055 Fund, 0.78% for the Natixis Sustainable Future 2060 Fund.

Investment Subadvisers

Harris Associates, located at 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606, serves as a subadviser to the Funds. Harris Associates, managed approximately $120 billion in assets as of December 31, 2019, and, together with its predecessor, has managed investments since 1976. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships.

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to the Funds. Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States with over $297.2 billion in assets under management as of December 31, 2019. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Mirova US, located at 888 Boylston Street, Suite 500, Boston, Massachusetts 02199-8197 serves as a subadviser to the Funds. Mirova US was formed in 2018, began operations on March 29, 2019 and specializes in globally diversified portfolio management. Mirova US makes investment decisions for the Mirova Global Sustainable Equity Segment and the Mirova Carbon Neutral U.S. Equity Segment of each Fund. Mirova US had $1.4 billion assets under management as of December 31, 2019.

Mirova US has entered into a personnel-sharing arrangement with its Paris-based affiliate, Mirova, which is part of Natixis Investment Managers, LLC. Pursuant to this arrangement, certain employees of Mirova, as a “participating affiliate,” serve as “associated persons” of Mirova US and, in this capacity, are subject to the oversight of Mirova US and its Chief Compliance Officer. These associated persons will, on behalf of Mirova US, provide discretionary investment management services (including acting as portfolio managers), research and related services to the Funds in accordance with the investment objectives, policies and limitations set forth in the prospectus and SAI. Unlike Mirova US, Mirova is not registered as an investment adviser with the SEC. The personnel-sharing arrangement is based on no-action letters of the staff of the SEC that permit SEC-registered investment advisers to rely on and use the resources of advisory affiliates, subject to certain conditions.

Wilshire, located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401, serves as subadviser to the Funds. Wilshire is a registered investment adviser organized in California and is comprised of four business units: Wilshire Analytics, Wilshire Consulting, Wilshire Funds Management, and Wilshire

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Management Team

Private Markets. As of December 31, 2019, the Wilshire Funds Management business unit advises on more than $189 billion in assets. Wilshire determines each Fund’s target allocations, transmits trade instructions to the Natixis Advisors and performs certain administrative services for the Funds.

Information About the Manager-of-Manager Structure

Natixis Advisors and the Funds have received an exemptive order from the SEC (the “Order”), which permits Natixis Advisors, subject to approval by the Board of Trustees but without shareholder approval, to hire or terminate, and to modify any existing or future subadvisory agreement with, subadvisers that are not affiliated with Natixis Advisors as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Natixis Advisors or of another company that, indirectly or directly, wholly owns Natixis Advisors. Shareholders of each Fund have approved the Fund’s operation under the manager-of-managers structure contemplated by the Order. If a new subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change.

A discussion of the factors considered by the Funds’ Board of Trustees in approving the Funds’ investment advisory and subadvisory contracts is available in the Funds’ semiannual shareholder report covering the period ending July 31, 2019.

Portfolio Trades

In placing portfolio trades, Natixis Advisors and Mirova US may use brokerage firms that market the Funds’ shares or are affiliated with Natixis Advisors and Mirova US. In placing trades, Natixis Advisors and Mirova US will seek to obtain the best combination of price and execution, which involves a number of subjective factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Meet the Funds’ Portfolio Managers

The following portfolio managers have had joint and primary responsibility for determining each Fund’s available underlying funds and separately managed segments and supervising the activities of each Fund’s subadvisers since the dates indicated below:

Natixis Advisors

Marina Gross has been a portfolio manager of the Funds since 2018. Ms. Gross joined Natixis Advisors in 2003 and currently serves as Executive Vice President and portfolio manager. She received a BSBA from Boston University. Ms. Gross has over 21 years of investment experience.

Curt Overway, CFA® has been a portfolio manager of the Funds since 2018. Mr. Overway joined Natixis Advisors in 1997 and currently serves as Executive Vice President of Natixis Advisors, President of both the Managed Portfolio Advisors® and Active Index Advisors® divisions of Natixis Advisors and as a portfolio manager within the Managed Portfolio Advisors® division. He received a BS degree in industrial and operations engineering from the University of Michigan, an MBA from the Haas School of Business at the University of California, Berkeley and an MS degree in development finance from the University of London. Mr. Overway holds the designation of Chartered Financial Analyst® and has over 21 years of investment experience.

Daniel Price, CFA® has been a portfolio manager of the Funds since 2018. Mr. Price joined Natixis Advisors in 2006 and currently serves as Chief Investment Officer for the Managed Portfolio Advisors® division of Natixis Advisors. He received a BS in biology from Middlebury College. Mr. Price holds the designation of Chartered Financial Analyst® and has over 21 years of investment experience.

Christopher Sharpe, CFA® has been a portfolio manager of the Funds since 2019. Mr. Sharpe joined Natixis Advisors in 2019 and currently serves as Chief Investment Officer and portfolio manager. Prior to joining Natixis Advisors, he was a portfolio manager at Fidelity Investments and an investment policy officer at John Hancock. He received a BS in applied mathematics from Brown University. Mr. Sharpe holds the designation of Chartered Financial Analyst® and has over 31 years of investment experience.

The following portfolio managers have had joint and primary responsibility for determining each Fund’s glide path and target allocations since the dates indicated below:

Wilshire

Nathan Palmer, CFA®, has been a portfolio manager of the Funds since their inception in 2017. Mr. Palmer joined Wilshire in January 2011 and currently serves as the head of portfolio management for Wilshire Funds Management. Mr. Palmer holds a BA in business administration from the University of Washington and an MBA from Stern School of Business, New York University. Mr. Palmer holds the designation of Chartered Financial Analyst® and has over 22 years of investment experience.

Anthony Wicklund, CFA®, CAIA, has been a portfolio manager of the Funds since 2018. Mr. Wicklund joined Wilshire in 2013 and currently serves as a Managing Director of Wilshire and a portfolio manager with Wilshire Funds Management. Prior to joining Wilshire, Mr. Wicklund was the Director of Risk Management at Convergent Wealth Advisors, where he led the firm’s investment risk management and operational due diligence efforts. Mr. Wicklund earned his BS in business administration, with a concentration in finance from the University of Oregon. He also holds an MBA from the Marshall School of Business, University of Southern California, with a concentration in investments and financial markets. Mr. Wicklund holds the Chartered Financial Analyst® and Chartered Alternative Investment Analyst designations and has over 18 years of investment experience.

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Management Team

The following portfolio managers have had joint and primary responsibility for managing the portfolios of one or more separately managed segments of each Fund since the dates indicated below:

Harris Associates

William C. Nygren, CFA® has served as a co-portfolio manager of the Harris Associates Large Cap Value Segment of each Fund since 2019. Mr. Nygren, Vice President, Chief Investment Officer, U.S. Equity and portfolio manager of Harris Associates, joined the firm in 1983. Mr. Nygren received a B.S. from the University of Minnesota and an M.S. from the University of Wisconsin-Madison. Mr. Nygren holds the designation of Chartered Financial Analyst® and has over 37 years of investment experience.

Kevin G. Grant, CFA® has served as a co-portfolio manager of the Harris Associates Large Cap Value Segment of each Fund since 2019. Mr. Grant, co-Chairman, portfolio manager and analyst of Harris Associates, joined the firm in 1988. Mr. Grant received a B.S. from the University of Wisconsin-Madison and an M.B.A. from the Loyola University-Chicago. Mr. Grant holds the designation of Chartered Financial Analyst® and has over 27 years of investment experience.

M. Colin Hudson, CFA® has served as a co-portfolio manager of the Harris Associates Large Cap Value Segment of each Fund since 2019. Mr. Hudson, Vice President, portfolio manager and analyst of Harris Associates, joined the firm in 2005. Mr. Hudson received a B.A. from DePauw University, and an M.S. and an M.B.A. from Indiana University. Mr. Hudson holds the designation of Chartered Financial Analyst® and has over 20 years of investment experience.

Michael J. Mangan, CFA® has served as a co-portfolio manager of the Harris Associates Large Cap Value Segment of each Fund since 2019. Mr. Mangan, a portfolio manager of Harris Associates joined the firm in 1997. Mr. Mangan received a B.B.A. from the University of Iowa and an M.B.A. from Northwestern University. Mr. Mangan is a CPA, holds the designation of Chartered Financial Analyst® and has over 30 years of investment experience.

Michael A. Nicolas, CFA® has served as a co-portfolio manager of the Harris Associates Large Cap Value Segment of each Fund since 2020. Mr. Nicolas, portfolio manager and analyst of Harris Associates, joined the firm in 2013. Mr. Nicolas received a B.A. from the University of Wisconsin-Madison. Mr. Nicolas holds the designation of Chartered Financial Analyst® and has over 16 years of investment experience.

Loomis Sayles

Associate portfolio managers are actively involved in formulating the overall strategy for the segment of the funds they manage but are not the primary decision makers.

Daniel Conklin, CFA® has served as associate portfolio manager of the Loomis Sayles Core Fixed Income Segment of each Fund since 2019. Mr. Conklin, Vice President and portfolio manager of the fixed income group of Loomis Sayles, joined Loomis Sayles in 2012. Mr. Conklin earned a B.S. from the University of Massachusetts, Lowell and an M.S. from Northeastern University. Mr. Conklin holds the designation of Chartered Financial Analyst® and has over 9 years of investment management experience.

Aziz V. Hamzaogullari, CFA® has served as a portfolio manager of the Loomis Sayles All Cap Growth Segment of each Fund since 2019. He is Chief Investment Officer and founder of the Growth Equity Strategies Team. Mr. Hamzaogullari is an Executive Vice President and Director of Loomis Sayles. Mr. Hamzaogullari received a B.S. in management from Bilkent University in Turkey and an M.B.A. from George Washington University. He holds the designation of Chartered Financial Analyst® and has over 26 years of investment industry experience.

Christopher T. Harms has served as a co-portfolio manager of the Loomis Sayles Core Fixed Income Segment of each Fund since 2019. Mr. Harms, Vice President of Loomis Sayles, joined Loomis Sayles in 2010 as a product manager for the fixed income group. He earned a B.S.B.A. from Villanova University and an M.B.A. from Drexel University. Mr. Harms has over 39 years of investment industry experience.

Clifton V. Rowe, CFA® has served as a co-portfolio manager of the Loomis Sayles Core Fixed Income Segment of each Fund since 2019. Mr. Rowe, Vice President of Loomis Sayles, began his investment career in 1992 and joined Loomis Sayles in 1992. He holds the designation of Chartered Financial Analyst®. Mr. Rowe received a B.B.A. from James Madison University, an MBA from the University of Chicago and has over 27 years of investment experience.

Kurt L. Wagner*, CFA® has served as a co-portfolio manager of the Loomis Sayles Core Fixed Income Segment of each Fund since 2019. Mr. Wagner, Vice President and portfolio manager for the fixed income group’s core and investment grade corporate bond strategies of Loomis Sayles, joined Loomis Sayles in 1994. Mr. Wagner earned a B.A. from Haverford College and an M.B.A. from the University of Chicago. Mr. Wagner holds the designations of Chartered Financial Analyst® and Chartered Investment Counselor and has 41 years of investment management experience.

*Effective June 30, 2020, Mr. Wagner will no longer serve as portfolio manager of the Fund.

Mirova US

Jens Peers, CFA® has served as co-portfolio manager of the Mirova Global Sustainable Equity Segment of each Fund since the Funds’ inception in 2017. Mr. Peers is Chief Executive Officer and Chief Investment Officer of Mirova US, which he joined in 2013. Prior to joining Mirova, he was Head of Portfolio Management – Environmental Strategies for Kleinwort Benson Investors in Dublin, Ireland from 2003 to 2013. Mr. Peers holds a master’s degree in applied economics from the University of Antwerp, Belgium. He holds the designation of Chartered Financial Analyst®, is a CEFA (Certified European Financial Analyst of the BVFA-ABAF - Belgian Association of Financial Analysts) and has over 21 years of investment experience.

David Belloc, CFA® has served as co-portfolio manager of the Mirova Carbon Neutral U.S. Equity Segment of each Fund since 2018. Mr. Belloc serves as a cross-asset portfolio manager at Mirova US, which he joined in 2018. Prior to joining Mirova US, he was a smart beta portfolio manager with Seeyond. Mr.

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Management Team

Belloc graduated from ISFA (Graduate School of Actuarial Science) and holds a DEA in financial sciences from the University of Lyon 1. He holds the designation of Chartered Financial Analyst® and has over 19 years of investment experience.

Hua Cheng, CFA®, PhD has served as co-portfolio manager of the Mirova Global Sustainable Equity Segment of each Fund since the Funds’ inception in 2017. Dr. Cheng is a Portfolio Manager with Mirova US, which he joined in 2018. Prior to joining Mirova US, he was a Portfolio Manager with Mirova, which he joined in 2014. Prior to joining Mirova, Dr. Cheng was portfolio manager at Vega Investment Managers from 2007 to 2014. Dr. Cheng holds a Ph.D. in Financial Economics from the University Paris Dauphine (France). He holds the designation of Chartered Financial Analyst® and has over 13 years of investment experience.

Manuel Coeslier has served as co-portfolio manager of the Mirova Carbon Neutral U.S. Equity Segment of each Fund since the Funds’ inception in 2017. Mr. Coeslier is a researcher with Mirova, which he joined in 2014. Prior to joining Mirova, Mr. Coeslier actively contributed to the International Energy Agency’s Special Report on Investments. Mr. Coeslier is currently pursuing a PhD on the alignment of Investment Portfolios with climate goals. He holds a master’s degree in environmental economics from Mines ParisTech and an engineering degree with a specialization in environment.

Amber Fairbanks, CFA® has served as co-portfolio manager of the Mirova Global Sustainable Equity Segment of each Fund since 2018. Ms. Fairbanks is a Portfolio Manager with Mirova US, which she joined in 2018. Prior to joining Mirova US, she was a Portfolio Manager at Zevin Asset Management. Ms. Fairbanks holds a master’s degree in business administration from the Carroll Graduate School of Management, Boston College, with a concentration in finance. She holds the designation of Chartered Financial Analyst® and has over 18 years of investment experience.

Hervé Guez has served as co-portfolio manager of the Mirova Carbon Neutral U.S. Equity Segment of the Funds since 2017. Mr. Guez has served as Director, Global Head of Research and Chief Investment Officer of Equities and Fixed Income at Mirova since July 2017 and has been Head of Responsible Investment Research at Mirova since 2012. Mr. Guez earned a specialized postgraduate degree (DESS) in banking and finance from University of Paris I: Panthéon Sorbonne, a diploma from the SFAF (French Society of Financial Analysts) and has over 22 years of investment experience.

Mr. Belloc, Mr. Coeslier and Mr. Guez are employees of Mirova, the parent company of Mirova US, and provide portfolio management through a personnel-sharing arrangement between Mirova and Mirova US.

Natixis Advisors

Kevin H. Maeda has co-managed the AIA U.S. Large Cap Value ESG Segment of each Fund since the Funds’ inception in 2017 and has co-managed the AIA U.S. Small/Mid Cap ESG Segment, AIA International Developed Markets Equity ESG Segment and AIA Emerging Markets ESG Segment of each Fund since 2018. Mr. Maeda, Chief Investment Officer for the Active Index Advisors division of Natixis Advisors, joined Active Index Advisors in 2003. He earned his M.B.A. from the University of California-Los Angeles from 1999 to 2001. In addition to an M.B.A., Mr. Maeda received a B.S. from the University of California-Berkeley. He has over 25 years of investment experience.

Serena V. Stone, CFA®, has co-managed the AIA U.S. Large Cap Value ESG Segment of each Fund since the Funds’ inception in 2017 and has co-managed the AIA U.S. Small/Mid Cap ESG Segment, AIA International Developed Markets Equity ESG Segment and AIA Emerging Markets ESG Segment of each Fund since 2018. Ms. Stone, Assistant Vice President and Portfolio Manager for the Active Index Advisors division of Natixis Advisors, joined Active Index Advisors in 2005. Ms. Stone received a B.S. from the University of California-Los Angeles. She holds the designation of Chartered Financial Analyst® and has over 18 years of investment experience.

Please see the SAI for information on portfolio manager compensation, other accounts under management by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Additional Information

The Funds enter into contractual arrangements with various parties, including, among others, the Advisers, Subadvisers, the Distributor and the Funds’ custodian and transfer agent, who provide services to the Funds. Shareholders are not parties to, or intended to be third-party beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce such arrangements against the service providers or to seek any remedy thereunder against the service providers, either directly or on behalf of the Funds.

This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. None of this Prospectus, the SAI or any contract that is an exhibit to the Funds’ registration statement, is intended to, nor does it, give rise to an agreement or contract between the Funds and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by applicable federal or state securities laws that may not be waived.

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Fund Services

Fund Services

Investing in the Funds

Choosing a Share Class

Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon a number of factors, including the size of your investment and how long you intend to hold your shares. Certain share classes and certain shareholder features may not be available to you if you hold your shares through a financial intermediary. Your financial representative can help you decide which class of shares is most appropriate for you. The Funds may engage financial intermediaries to receive purchase, exchange and sell orders on their behalf. Accounts established directly with the Funds will be serviced by the Funds’ transfer agent. The Funds, the Funds’ transfer agent and the Distributor do not provide investment advice.

Class N Shares

•	You have a minimum initial investment of $1,000,000. There are several ways to waive this minimum. See the section “Purchase and Sale of Fund Shares.”

•	You do not pay a sales charge when you buy Class N shares. All of your money goes to work for you right away.

•	You do not pay a sales charge on redemptions.

•	You may pay lower annual expenses than Class Y shares.

Class Y Shares

•	Class Y shares are not currently available for purchase.

•	You have a minimum initial investment of $100,000. There are several ways to waive this minimum. See the section “Purchase and Sale of Fund Shares.”

•	You do not pay a sales charge when you buy Class Y shares. All of your money goes to work for you right away.

•	You do not pay a sales charge on redemptions.

•	You may pay higher annual expenses than Class N shares.

For information about a Fund’s expenses, see the section “Fund Fees & Expenses” in each Fund Summary.

Compensation to Securities Dealers

The Funds may make payments to financial intermediaries that provide shareholder services to shareholders whose shares are held of record in omnibus accounts, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents to compensate those intermediaries for services they provide to such shareholders, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing (“recordkeeping and processing-related services”). The actual payments, and the services provided, vary from firm to firm. These fees are paid by the Funds (with the exception of Class N shares, which do not bear such expenses) in light of the fact that other costs may be avoided by the Funds where the intermediary, not the Funds’ service provider, provides services to Fund shareholders.

The Distributor, the Adviser and each of their respective affiliates may, out of their own resources, which generally come directly or indirectly from fees paid by the Funds, make payments to certain dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer’s or intermediary’s clients have invested in the Funds, and other factors. These payments may also take the form of sponsorship of seminars or informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and processing-related services to financial intermediaries that sell Fund shares; such payments will not be made with respect to Class N shares. These payments may be in addition to payments made by a Fund for similar services.

The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of the Funds or a particular share class over other mutual funds or share classes. Additionally, these payments may result in the Funds receiving certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments, including placement on a sales list, including a preferred or select sales list, or in other sales programs. These payments, which are in addition to any amounts you may pay your dealer or other financial intermediary, may create potential conflicts of interest between an investor and a dealer or other financial intermediary who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial representative and review carefully any disclosure by the dealer or other financial intermediary as to the services it provides, what monies it receives from mutual funds and their advisers and distributors, as well as how your financial representative is compensated. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and intermediaries.

How to Purchase Shares

Each Fund is generally available for purchase in the United States, Puerto Rico, Guam and the U.S. Virgin Islands. The Funds will only accept investments from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S.

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taxpayer identification number. U.S. citizens living abroad are not allowed to purchase shares in the Funds. Class N shares are not eligible to be exchanged or purchased through the website or through the Natixis Funds Automated Voice Response System.

Each Fund sells its shares at the NAV next calculated after the Fund receives a properly completed investment order. The Fund generally must receive your properly completed order before the close of regular trading on the New York Stock Exchange (“NYSE”) for your shares to be bought or sold at the Fund’s NAV on that day.

All purchases made by check should be in U.S. dollars and made payable to Natixis Funds. Third party checks, travelers checks, starter checks and credit card convenience checks will not be accepted, except that third party checks under $10,000 may be accepted. You may return an uncashed redemption check from your account to be repurchased back into your account. Upon redemption of an investment by check or by periodic account investment, redemption proceeds may be withheld until the check has cleared or the shares have been in your account for 10 days.

A Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. See the section “Restrictions on Buying, Selling and Exchanging Shares.”

The Funds are not available to new SIMPLE IRA plans using the Natixis Funds’ Prototype document.

You can buy shares of each Fund in several ways:

The Funds may engage financial intermediaries to receive purchase, exchange and sell orders on their behalf. Accounts established directly with the Funds will be serviced by the Funds’ transfer agent. The Funds, the Funds’ transfer agent and the Distributor do not provide investment advice.

Through a financial adviser (certain restrictions may apply). Your financial adviser will be responsible for furnishing all necessary documents to Natixis Funds. Your financial adviser may charge you for these services. Your financial adviser must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV.

Through a broker-dealer (certain restrictions may apply). You may purchase shares of the Funds through a broker-dealer that has been approved by the Distributor. Your broker-dealer may charge you a fee for effecting such transactions. Your broker-dealer must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV.

Directly from the Fund. Natixis Funds’ transfer agent must receive your purchase request in proper form before the close of regular trading on the NYSE in order for you to receive that day’s NAV.

You can purchase shares directly from each Fund in several ways:

By mail. You can buy shares of each Fund by submitting a completed application form, which is available online at www.im.natixis.com or by calling Natixis Funds at 800-225-5478, along with a check payable to Natixis Funds for the amount of your purchase to:

Regular Mail
Natixis Funds
P.O. Box 219579
Kansas City, MO 64121-9579

Overnight Mail
Natixis Funds
330 West 9th Street
Kansas City, MO 64105-1514

After your account has been established, you may send subsequent investments directly to Natixis Funds at the above addresses. Please include either the investment slip from your account statement or a letter specifying the Fund name, your account number and your name, address and telephone number.

By wire. You also may wire subsequent investments. Call Natixis Funds at 800-225-5478 to obtain wire transfer instructions. At the time of the wire transfer, you will need to include the Fund name, your class of shares, your account number and the registered account owner name(s). Your bank may charge you for such a transfer.

By telephone. You can make subsequent investments by calling Natixis Funds at 800-225-5478.

By exchange. You may purchase shares of a Fund by exchange of shares of the same class of another Fund by sending a signed letter of instruction to Natixis Funds, by calling Natixis Funds at 800-225-5478 or by accessing your account online at www.im.natixis.com.

Through Automated Clearing House (“ACH”). Before you can purchase shares of Natixis Funds through ACH, you must provide specific instructions to Natixis Funds in writing (see STAMP2000 Medallion Signature Guarantee below). You may purchase shares of a Fund through ACH by either calling Natixis Funds at 800-225-5478 or by accessing your account online at www.im.natixis.com.

By internet. If you have established a Personal Identification Number (“PIN”) and you have established the electronic transfer privilege, you can make subsequent investments through your online account at www.im.natixis.com. If you have not established a PIN, but you have established the electronic transfer privilege, go to www.im.natixis.com, click on “Account Access,” and follow the instructions.

Through systematic investing. You can make regular investments of $50 or more per month through automatic deductions from your bank checking or savings account. If you did not establish the electronic transfer privilege on your application, you may add the privilege by obtaining a Service Options Form

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through your financial adviser, by calling Natixis Funds at 800-225-5478 or by visiting www.im.natixis.com. A medallion signature guarantee may be required to add this option.

Minimum Investment Requirements for each fund and share class are described in the section “Purchase and Sale of Fund Shares.”

Minimum Balance Policy

In order to address the relatively higher costs of servicing smaller fund positions, on an annual basis each Fund may close an account and send the account holder the proceeds if the account falls below $500. The valuation of account balances for this purpose and liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year.

Certain accounts, such as accounts using the Natixis Funds’ prototype document (including IRAs, Keogh Plans, 403(b)(7) plans and Coverdell Education Savings Accounts), accounts associated with fee-based programs (such as wrap programs), trust networked accounts, accounts initially funded within six months of the liquidation date, certain retirement accounts, or accounts that fall below the minimum as a result of an automatic conversion of Class C to Class A shares, are excepted from the liquidation.

Due to operational limitations, the Funds’ ability to apply the Minimum Balance Policy to shareholder accounts held through an intermediary in an omnibus fashion may be limited. The Funds may work with these intermediaries to enforce the Minimum Balance Policy on these accounts as can best be applied per the timing and constraints of the intermediaries’ account recordkeeping systems. For information about Class N shares, see the section “Purchase and Sale of Fund Shares” in each Fund summary.

Certain Retirement Plans

Natixis Funds defines “Certain Retirement Plans” as it relates to load waivers, share class eligibility, and account minimums as follows:

Certain Retirement Plans includes 401(k) plans, 457 plans, 401(a) plans (including profit-sharing and money purchase pension plans), 403(b) and 403(b)(7) plans, defined benefit plans, non-qualified deferred compensation plans, Taft Hartley multi-employer plans and retiree health benefit plans. The accounts must be plan level omnibus accounts to qualify.

Certain Retirement Plans does not include individual retirement plan accounts such as IRAs, SIMPLE, SEP, SARSEP, Roth IRA, etc. Any retirement plan accounts registered in the name of a participant would not qualify.

How To Redeem Shares

You can redeem shares of each Fund directly from the Fund on any day on which the NYSE is open for business. The information below details the various ways you can redeem shares of a Fund. Except as noted below and in the “Selling Restrictions” section of this Prospectus, each Fund typically expects to pay out redemption proceeds on the next business day after a redemption request is received in good order. The information below also notes certain fees that may be charged by a Fund, its agents, your bank or your financial representative in connection to your redemption request. The Funds do not currently impose any redemption charge. The Funds’ Board of Trustees reserves the right to impose additional charges at any time.

Each Fund may fund a redemption request from various sources, including sales of portfolio securities, holdings of cash or cash equivalents, and borrowings from banks (including overdrafts from the Fund’s custodian bank and/or under the Fund’s line of credit, which is shared across certain other Natixis Funds and Loomis Sayles Funds). Each Fund typically will redeem shares for cash; however, as described in more detail below, each Fund reserves the right to pay the redemption price wholly or partly in-kind (i.e., in portfolio securities rather than cash), if the Fund’s Adviser determines it to be advisable and in the best interest of shareholders. If a shareholder receives a distribution in-kind, the shareholder will bear the market risk associated with the distributed securities and would incur brokerage or other charges in converting the securities to cash.

Because large redemptions are likely to require liquidation by a Fund of portfolio holdings, payment for large redemptions may be delayed for up to seven days to provide for orderly liquidation of such holdings. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days as permitted by the SEC.

Redemptions totaling more than $100,000 from a single fund/account cannot be processed on the same day unless the proceeds of the redemption are sent via pre-established banking information on the account. Please see the section “STAMP2000 Medallion Signature Guarantee” for details.

Generally, a transaction fee will be charged for expedited payment of redemption proceeds of $5.50 for wire transfers, $50 for international wire transfers or $20.50 for overnight delivery. These fees are subject to change.

Redemptions through your financial adviser. Your financial adviser must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV. Your financial adviser will be responsible for furnishing all necessary documents to Natixis Funds on a timely basis and may charge you for his or her services.

Redemptions through your broker-dealer. You may redeem shares of the Funds through a broker-dealer that has been approved by the Distributor, which can be contacted at 888 Boylston Street, Suite 800, Boston, MA 02199-8197. Your broker-dealer may charge you a fee for effecting such transaction. Your broker-dealer must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV. Your redemptions generally will be wired to your broker-dealer on the first business day after your request is received in good order.

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Redemptions directly to the Funds. Natixis Funds’ transfer agent must receive your redemption request in proper form before the close of regular trading on the NYSE in order for you to receive that day’s NAV. Your redemptions generally will be sent to you on the first business day after your request is received in good order, although it may take longer.

You may make redemptions directly from each Fund in several ways:

By mail. Send a signed letter of instruction that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number and the number of shares or dollar amount to be redeemed to the following address:

Regular Mail
Natixis Funds
P.O. Box 219579
Kansas City, MO 64121-9579

Overnight Mail
Natixis Funds
330 West 9th Street
Kansas City, MO 64105-1514

All owners of shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

By exchange. You may sell some or all of your shares of a Fund and use the proceeds to buy shares of the same class of another sending a signed letter of instruction to Natixis Funds, by calling Natixis Funds at 800-225-5478 or by accessing your account online at www.im.natixis.com.

By internet. If you have established a Personal Identification Number (“PIN”) and you have established the electronic transfer privilege, you can redeem shares through your online account at www.im.natixis.com. If you have not established a PIN but you have established the electronic transfer privilege, go to www.im.natixis.com, click on “Account Access,” and follow the instructions.

By telephone. You may redeem shares by calling Natixis Funds at 800-225-5478. Proceeds from telephone redemption requests (less any applicable fees) can be wired to your bank account, sent electronically by ACH to your bank account or sent by check in the name of the registered owner(s) to the address of record. A wire fee will be deducted from your proceeds. Your bank may charge you a fee to receive the wire.

The telephone redemption privilege may be modified or terminated by the Funds without notice.

You may redeem by telephone to have a check sent to the address of record for the maximum amount of $100,000 per day from a single fund/account. For your protection, telephone or internet redemption requests will not be permitted if Natixis Funds has been notified of an address change or bank account information change for your account within the preceding 30 days. Unless you indicate otherwise on your account application, Natixis Funds will be authorized to accept redemption and transfer instructions by telephone. If you prefer, you can decline telephone redemption and transfer privileges.

Systematic Withdrawal Plan. If the value of your account is $10,000 or more, you can have periodic redemptions automatically paid to you or to someone you designate. Please call 800-225-5478 for more information or to set up a systematic withdrawal plan or visit www.im.natixis.com to obtain a Service Options Form.

In-Kind. Shares normally will be redeemed for cash upon receipt of a redemption request in good order, although each Fund reserves the right to pay the redemption price wholly or partly in-kind if the Fund’s Adviser or Subadviser(s) determines it to be advisable and in the best interest of shareholders. For example, a Fund may pay a redemption in-kind under stressed market conditions or if the redemption amount is large.

You may also request an in-kind redemption of your shares by calling Natixis Funds at 800-225-5478. In-kind redemptions typically take several weeks to effectuate following a redemption request given the operational steps necessary to coordinate with the redeeming shareholder’s custodian. Typically, the redemption date is mutually-agreed upon by the Fund and the redeeming shareholder. A Fund is not required to pay a redemption in-kind even if requested and may in its discretion pay the redemption proceeds in cash.

Redemptions in-kind will generally, but not necessarily, result in a pro rata distribution of each security held in a Fund’s portfolio. If a shareholder receives a distribution in-kind, the shareholder will bear the market risk associated with the distributed securities and would incur brokerage or other charges in converting the securities to cash.

By wire. Before Natixis Funds can wire redemption proceeds (less any applicable fees) to your bank account, you must provide specific wire instructions to Natixis Funds in writing (see “STAMP2000 Medallion Signature Guarantee” below). A wire fee will be deducted from the proceeds of each wire.

By ACH. Before Natixis Funds can send redemptions through ACH, you must provide specific wiring instructions to Natixis Funds in writing (see “STAMP2000 Medallion Signature Guarantee” below). For ACH redemptions, proceeds will generally arrive at your bank within three business days.

STAMP2000 Medallion Signature Guarantee. You must have your signature guaranteed by a bank, broker-dealer or other financial institution that can issue a STAMP2000 Medallion Signature Guarantee for the following types of redemptions:

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•	If you are selling more than $100,000 per day from a single fund/account and you are requesting the proceeds by check (this does not apply to IRA transfer of assets to new custodian).

•	If you are requesting that the proceeds check (of any amount) be made out to someone other than the registered owner(s) or sent to an address other than the address of record.

•	If the account registration or bank account information has changed within the past 30 days.

•	If you are instructing us to send the proceeds by check, wire or ACH to a bank not already active on the fund account.

The Funds will only accept STAMP2000 Medallion Signature Guarantees bearing the STAMP2000 Medallion imprint. The surety amount of the STAMP2000 medallion imprint must meet or exceed the amount on the request. Please note that a notary public cannot provide a STAMP2000 Medallion Signature Guarantee. This signature guarantee requirement may be waived by Natixis Funds in certain cases.

Exchanging or Converting Shares

In general, you may exchange shares of each Fund (excluding Class T shares) for shares of the same class of another Natixis Fund that offers such class of shares, without paying a sales charge or a CDSC, if applicable (see the sections “How to Purchase Shares” and “How to Redeem Shares”) subject to restrictions noted below. Class T shares of the Funds do not have exchange privileges. The exchange must be for at least the minimum to open an account (or the total NAV of your account, whichever is less), or, once the fund minimum is met, exchanges under the Automatic Exchange Plan must be made for at least $50 (see the section “Additional Investor Services”). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For U.S. federal income tax purposes, an exchange of Fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. You may be unable to hold your shares through the same financial intermediary if you engage in certain share exchanges. You should contact your financial intermediary for further details. Please refer to the SAI for more detailed information on exchanging Fund shares. Class N shares are not eligible to be exchanged through the website or through the Natixis Funds Automated Voice Response System.

In certain circumstances, you may convert shares of your Fund from your current share class into another share class in the same Fund. A conversion is subject to the eligibility requirements of the share class of your Fund that you are converting into including investment minimum requirements. The conversion from one class of shares to another will be based on the respective NAVs of the separate share classes on the trade date for the conversion. Except as noted below, Class C shares will automatically convert to Class A shares after 10 years. Generally, to be eligible to have your Class C shares automatically converted to Class A shares, the Fund or the financial intermediary through which you purchased your shares will need to have records verifying that your Class C shares have been held for 10 years. Due to operational limitations at your financial intermediary, your ability to have your Class C shares automatically converted to Class A shares may be limited. Group retirement plans of certain financial intermediaries who hold Class C shares with the Fund in an omnibus account do not track participant level aging of shares and therefore these shares will not be eligible for an automatic conversion. Certain intermediaries may convert your Class C shares to Class A shares in accordance with a conversion schedule that may differ from the one described above. Please consult your financial representative for more information.

Any account with an outstanding CDSC liability will be assessed the CDSC before converting to the new share class. Any conversions into a class of shares with a front end sales charge will not be subject to an initial sales charge; however, future purchases may be subject to a sales charge, if applicable. Generally, a conversion between share classes of the same fund is a nontaxable event to the shareholder. All requests for conversions must follow the procedures set forth by the Distributor. The Fund reserves the right to refuse any conversion request. Due to operational limitations at your financial intermediary, your ability to convert share classes of the same fund or have your Class C shares automatically converted to Class A shares may be limited. Please consult your financial representative for more information.

In general, you may sell Class Y shares of any Natixis Fund and use the proceeds to purchase Class I shares in any Loomis Sayles Fund, subject to the eligibility requirements, including fund minimums, of the fund you are purchasing into.

Cost Basis Reporting. Upon the redemption or exchange of your shares in a Fund, the Fund, or, if you purchased your shares through a broker-dealer or other financial intermediary, your financial intermediary will be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. The cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please contact the Fund at 800-225-5478, visit im.natixis.com or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please also consult your tax adviser to determine which available cost basis method is best for you.

Restrictions on Buying, Selling and Exchanging Shares

The Funds discourage excessive short-term trading that may be detrimental to the Funds and their shareholders. Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in the Funds. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Funds’ portfolio and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, below investment grade securities or small capitalization securities), also may have increased exposure to these risks. The Board of Trustees has adopted the following policies to address and discourage such trading.

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Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. The Funds and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Funds’ other shareholders or possibly disruptive to the management of the Funds. A shareholder whose exchange order has been rejected may still redeem its shares by submitting a redemption request as described under “How To Redeem Shares.”

Limits on Frequent Trading. Excessive trading activity in the Funds is measured by the number of round trip transactions in a shareholder’s account. A round trip is defined as (1) a purchase (including a purchase by exchange) into the Funds followed by a redemption (including a redemption by exchange) of any amount out of the Funds; or (2) a redemption (including a redemption by exchange) out of the Funds followed by a purchase (including a purchase by exchange) of any amount into the Funds. Two round trip transactions in the Funds within a rolling 90-day period is considered to be excessive and will constitute a violation of the Funds’ trading limitations. After the detection of a first violation, the Funds or the Distributor will issue the shareholder and/or his or her financial intermediary, if any, a written warning. After the detection of a second violation (i.e., two more round trip transactions in the Funds within a rolling 90-day period), the Funds or the Distributor will restrict the shareholder from making subsequent purchases (including purchases by exchange) for 90 days. After the detection of a third violation, the Funds or the Distributor will permanently restrict the account and any other accounts under the shareholder’s control in any Natixis Fund from making subsequent purchases (including purchases by exchange). The above limits are applicable whether a shareholder holds shares directly with the Funds or indirectly through a financial intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that the Funds and the Distributor may consider to be excessive and, at its discretion, the Funds and the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries.

Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. The Funds may choose to rely on a financial intermediary’s restrictions on frequent trading in place of the Funds’ own restrictions if the Fund determines, at its discretion, that the financial intermediary’s restrictions provide reasonable protection for the Funds from excessive short-term trading activity. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Fund shares.

This policy also does not apply with respect to shares purchased by certain funds-of-funds or similar asset allocation programs that rebalance their investments only infrequently. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from a Funds or the Distributor. A Fund and the Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Fund’s frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Fund and the Distributor, so that the Funds can monitor compliance by such investors with the trading limitations of the Funds or of the fund-of-funds or asset allocation program. Under certain circumstances, waivers to these conditions (including waivers to permit more frequent rebalancing) may be approved for programs that in the Fund’s opinion are not vehicles for market timing and are not likely to engage in abusive trading.

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in excessive, short-term trading activity, it may, at its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. At its discretion, a Fund and the Distributor, as well as an adviser to a Fund may ban trading in an account if, in their judgment, a shareholder or financial intermediary has engaged in short-term transactions that, while not necessarily in violation of a Fund’s stated policies on frequent trading, are harmful to a Fund or its shareholders. A Fund and the Distributor also reserve the right to notify financial intermediaries of the shareholder’s trading activity.

Accounts Held by Financial Intermediaries. The ability of a Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary maintains the record of a Fund’s underlying beneficial owners. In general, each Fund and the Distributor will review trading activity at the omnibus account level. If a Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in excessive short-term trading activity. If a Fund believes that a shareholder has engaged in excessive short-term trading activity in violation of the Fund’s policies through an omnibus account, the Fund will attempt to limit transactions by the underlying shareholder that engaged in such trading, although it may be unable to do so. A Fund may also limit or prohibit additional purchases of Fund shares by an intermediary. Investors should not assume a Fund will be able to detect or prevent all trading practices that may disadvantage a Fund.

Purchase Restrictions

Each Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Funds may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then-current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

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Selling Restrictions

The table below describes restrictions placed on selling shares of a Fund. Please see the SAI for additional information regarding redemption payment policies.

Restriction	Situation
Each Fund may suspend the right of redemption:	• When the NYSE is closed (other than a weekend/holiday) as permitted by the SEC. • During an emergency as permitted by the SEC. • During any other period permitted by the SEC.
Each Fund reserves the right to suspend account services or refuse transaction requests:	• With a notice of a dispute between registered owners or death of a registered owner. • With suspicion/evidence of a fraudulent act.

Each Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:

• When or if it is advisable for the Fund to redeem in-kind, as determined in the sole discretion of the Adviser or Subadviser, or if requested by the redeeming shareholder and agreed to by the Fund.
Each Fund may withhold redemption proceeds for 10 days from the purchase date:	• When redemptions are made within 10 calendar days of purchase by check or ACH to allow the check or ACH transaction to clear.

The Funds reserve the right to suspend account services or refuse transaction requests if a Fund receives notice of a dispute between registered owners or of the death of a registered owner or a Fund suspects a fraudulent act. If a Fund refuses a transaction request because it receives notice of a dispute, the transaction will be processed at the NAV next determined after the Fund receives notice that the dispute has been settled or a court order has been entered adjudicating the dispute. If a Fund determines that its suspicion of fraud or belief that a dispute existed was mistaken, the transaction will be processed as of the NAV next determined after the transaction request was first received in good order.

Certificates. Certificates will not be issued or honored for any class of shares.

Self-Servicing Your Account

Shareholders that hold their accounts directly with Funds may use the following self-service options. Shareholders that hold Fund shares through a financial intermediary should consult their financial intermediary regarding any self-service options that they may offer.

(Excludes Class N shares)

Natixis Funds Website.

You can access our website at www.im.natixis.com to perform transactions (purchases, redemptions or exchanges), review your account information and Fund NAVs, change your address, order duplicate statements or tax forms or obtain a prospectus, an SAI, an application or periodic reports (certain restrictions may apply).

Natixis Funds Automated Voice Response System. You have access to your account 24 hours a day by calling Natixis Funds’ Automated Voice Response System at 800-225-5478, option 1. Using this customer service option, you may review your account balance and Fund NAV, order duplicate statements, order duplicate tax forms, obtain distribution and performance information and obtain wiring instructions (certain restrictions may apply).

Restructuring and Liquidations

Investors should note that each Fund reserves the right to merge or reorganize at any time, or to cease operations or liquidate itself. At any time prior to the liquidation of a Fund, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under “How to Redeem Shares.” The proceeds from any such redemption will be the NAV of the Fund’s shares. Shareholders may also exchange their shares, subject to investment minimums and other restrictions on exchanges as described under “Exchanging or Converting Shares.” For federal income tax purposes, an exchange of a fund’s shares for shares of another Natixis Fund or Loomis Sayles Fund is generally treated as a sale on which a gain or loss may be recognized.

Retirement Accounts. Absent an instruction to the contrary prior to the liquidation date of a Fund, for shares of a Fund held using a Natixis Funds’ prototype document, in individual retirement accounts, in custodial accounts under a SEP, SIMPLE, SARSEP or 403(b) plan, or in certain other retirement accounts, Natixis Distribution, L.P. will exchange any shares remaining in the Fund on the liquidation date for shares of Loomis Sayles Limited Term Government and Agency Fund (or, if that fund is no longer in existence, then in shares of another comparable Natixis Fund or Loomis Sayles Fund) at NAV, unless contrary instructions are timely received prior to the liquidation. Please refer to your plan documents or contact your plan administrator or plan sponsor to determine whether the preceding sentence applies to you.

How Fund Shares Are Priced

NAV is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

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The NAV of Fund shares is determined pursuant to policies and procedures approved by the Board of Trustees, as summarized below:

•	A share’s NAV is determined at the close of regular trading on the NYSE on the days the NYSE is open for trading. This is normally 4:00 p.m., Eastern time. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, a Fund’s shares will not be priced on the holidays listed in the SAI. See the section “Net Asset Value” in the SAI for more details.

•	The price you pay for purchasing, redeeming or exchanging a share will be based upon the NAV next calculated (plus or minus applicable sales charges as described earlier in the Fund Summary) after your order is received by the transfer agent, DST Asset Manager Solutions, Inc., (rather than when the order arrives at the P.O. box) “in good order” (meaning that the order is complete and contains all necessary information).[1]

•	Requests received by the Funds after the NYSE closes will be processed based upon the NAV determined at the close of regular trading on the next day that the NYSE is open. If the transfer agent receives the order in good order prior to the NYSE market close (normally 4:00 p.m., Eastern time), the shareholder will receive that day’s NAV. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before a Fund determines its NAV and transmitted to the transfer agent prior to market open on the next business day are processed at the NAV determined on the day the order was received by your investment dealer. Please contact your investment dealer to determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the NAV next determined after your investment dealer submits the order to a Fund.

•	If a Fund invests in foreign securities, it may have NAV changes on days when you cannot buy or sell its shares.

1	Please see the section “How to Purchase Shares,” which provides additional information regarding who can receive a purchase order.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may send your order by mail as described in the sections “How to Purchase Shares” and “How to Redeem Shares.”

Fund securities and other investments for which market quotations are readily available, as outlined in the Funds’ policies and procedures, are valued at market value. The Fund may use independent pricing services recommended by the Adviser and Subadviser and approved by the Board of Trustees to obtain market quotations. Generally, Fund securities and other investments are valued as follows:

•	Equity securities (including shares of closed-end investment companies and ETFs), exchange traded notes, rights, and warrants — listed equity securities are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities discussed below) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Valuations based on information from foreign markets may be subject to the Fund’s fair value policies described below. If a right is not traded on any exchange, its value is based on the market value of the underlying security, less the cost to subscribe to the underlying security (e.g., to exercise the right), adjusted for the subscription ratio. If a warrant is not traded on any exchange, a price is obtained from a broker-dealer.

•	Debt securities and unlisted preferred equity securities — evaluated bids furnished to a Fund by an independent pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers.

•	Senior Loans — bid prices supplied by an independent pricing service, if available, or bid prices obtained from broker-dealers.

•	Bilateral Swaps — bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps and bilateral standardized commodity and equity index total return swaps are valued based on prices supplied by an independent pricing service. If prices from an independent pricing service are not available, prices from a broker-dealer may be used.

•	Centrally Cleared Swaps — settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers.

•	Options — domestic exchange-traded index and single name equity options contracts (including options on ETFs) are valued at the mean of the National Best Bid and Offer quotations as determined by the Options Price Reporting Authority. Foreign exchange-traded single name equity options contracts are valued at the most recent settlement price. Options contracts on foreign indices are priced at the most recent settlement price. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. OTC currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC options contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on prices obtained from broker-dealers. Valuations based on information from foreign markets may be subject to the Fund’s fair value policies described below.

•	Futures — most recent settlement price on the exchange on which the Adviser or Subadviser believes that, over time, they are traded most extensively. Valuations based on information from foreign markets may be subject to the Fund’s fair value policies described below.

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•	Forward Foreign Currency Contracts — interpolated rates determined based on information provided by an independent pricing service.

•	Mutual Funds – net asset value.

Foreign denominated assets and liabilities are translated into U.S. dollars based upon foreign exchange rates supplied by an independent pricing service. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser or Subadviser pursuant to procedures approved by the Board of Trustees. A Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, each Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time a Fund’s NAV is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund. Valuations for securities traded in the OTC market may be based on factors such as market information, transactions for comparable securities, various relationships between securities or bid prices obtained from broker-dealers. Evaluated prices from an independent pricing service may require subjective determinations and may be different than actual market prices or prices provided by other pricing services.

Trading in some of the portfolio securities or other investments of some of the Funds takes place in various markets outside the United States on days and at times other than when the NYSE is open for trading. Therefore, the calculation of these Funds’ NAV does not take place at the same time as the prices of many of its portfolio securities or other investments are determined, and the value of these Funds’ portfolios may change on days when these Funds are not open for business and their shares may not be purchased or redeemed.

Dividends and Distributions

The Funds generally distribute annually all or substantially all of their net investment income (other than capital gains) in the form of dividends. Each Fund expects to distribute all or substantially all of its net realized long- and short-term capital gains annually (or, in the case of short-term capital gains, more frequently than annually if determined by the Fund to be in the best interest of shareholders), after applying any capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule for making distributions as long as payments are made at least annually. A Fund’s distribution rate fluctuates over time for various reasons, and there can be no assurance that a Fund’s distributions will not decrease or that a Fund will make any distributions when scheduled.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at NAV unless you select one of the following alternatives:

•	Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at NAV in shares of the same class of another Natixis Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about the program, see the section “Additional Investor Services;”

•	Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another Natixis Fund; or

•	Receive all distributions in cash.

Effective June 1, 2020, for accounts held directly with the Fund, any cash distributions to be paid by check, in an amount of less than $10, will instead be automatically reinvested in additional Fund shares. If a dividend or capital gain distribution check remains uncashed for six months and your account is still open, a Fund will reinvest the dividend or distribution in additional shares of the Fund promptly after making this determination and the check will be canceled. In addition, future dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund unless you subsequently contact the Fund and request to receive distributions by check.

If you do not select an option when you open your account, all distributions will be reinvested.

If you earn more than $10 annually in taxable income from a Natixis Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year’s distributions on your U.S. federal income tax return. This information will also be reported to the IRS. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Except as noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in the Funds and does not address any non-U.S., state or local tax consequences.

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) necessary to qualify each year for treatment as a “regulated investment company” and thus does not expect to pay any U.S. federal income tax on income and capital gains that are timely distributed to shareholders.

Unless otherwise noted, the discussion below, to the extent it describes shareholder-level tax consequences, pertains solely to taxable shareholders.

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Taxation of Distributions from the Funds. For U.S. federal income tax purposes, distributions of investment income generally are taxable to Fund shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments that a Fund owned (or is deemed to have owned) for more than one year over net short-term capital losses from the sale of investments that a Fund owned for one year or less (or is deemed to have owned), and that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to a shareholder receiving such distributions as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. Distributions attributable to the excess of net short-term capital gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less over net long-term capital losses from the sale of investments that a Fund owned (or is deemed to have owned) for more than one year, will be taxable as ordinary income. The Funds’ transactions in options or other derivatives or short sales may cause a larger portion of distributions to be taxable to shareholders as ordinary income than would be the case absent such transactions.

Distributions of investment income properly reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the reduced rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Income generated by investments in fixed-income securities, derivatives and REITs generally is not eligible for treatment as qualified dividend income.

An additional Medicare contribution tax is imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any Capital Gain Dividends paid by a Fund, and net capital gains recognized on the sale, redemption, exchange or other taxable disposition of shares of a Fund.

Fund distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. In addition, Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized or realized but not distributed.

Dividends and Distributions declared by a Fund and payable to shareholders of record in October, November or December of one year and paid in January of the next year generally are taxable in the year in which the distributions are declared, rather than the year in which the distributions are received.

Fund distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax laws generally will not be taxable, although distributions by retirement plans to their participants may be taxable. Special tax rules apply to investments through such retirement plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Funds as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in a Fund) from the plan.

Redemption, Sale or Exchange of Fund Shares. A redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another Natixis Fund or Loomis Sayles Fund) is a taxable event and generally will result in recognition of gain or loss. Gain or loss, if any, recognized by a shareholder on a redemption, sale, exchange or other taxable disposition of Fund shares generally will be taxed as long-term capital gain or loss if the shareholder held the shares for more than one year, and as short-term capital gain or loss if the shareholder held the shares for one year or less, assuming in each case that the shareholder held the shares as capital assets. Short-term capital gains generally are taxed at the rates applicable to ordinary income. Any loss realized upon a disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations.

Taxation of Certain Fund Investments. A Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. The Funds generally do not expect that shareholders will be entitled to claim a credit or deduction with respect to such foreign taxes incurred by the Funds. In addition, a Fund’s investments in foreign securities and foreign currency may be subject to special tax rules that have the effect of increasing or accelerating the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions to shareholders. Because the Funds invest in foreign securities, shareholders should consult their tax advisers about the consequences of their investments under foreign laws.

A Fund’s investments in certain debt obligations (such as those with “OID” or having accrued market discount, in each case as defined in the SAI), mortgage-backed securities, asset-backed securities and derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such investments. Thus, a Fund could be required to liquidate investments, including at times when it is not advantageous to do so, in order to satisfy the distribution requirements applicable to regulated investment companies under the Code.

Backup Withholding. Each Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder if the shareholder does not furnish to the Fund certain information and certifications or the shareholder is otherwise subject to backup withholding.

Please see the SAI for additional information on the U.S. federal income tax consequences of an investment in a Fund.

You should consult your tax adviser for more information on your own situation, including possible federal, state, local, foreign or other applicable taxes.

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Additional Investor Services

Retirement Plans

Natixis Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs and SEPs. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program

This is Natixis Funds’ automatic investment plan. Once you meet the Fund minimum, you may authorize automatic monthly transfers of $50 or more per Fund from your bank checking or savings account to purchase shares of one or more Natixis Funds. For instructions on how to join the Investment Builder Program, please refer to the section “How to Purchase Shares.”

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund subject to the eligibility requirements of that other fund and to state securities law requirements. The fund minimum must be met in the new fund prior to establishing the dividend diversification program. Shares will be purchased at the selected fund’s NAV without a front-end sales charge or CDSC on the ex dividend date. Before establishing a Dividend Diversification Program into any other Natixis Fund, please read its prospectus carefully.

Automatic Exchange Plan

Natixis Funds have an automatic exchange plan under which shares of a class of a Natixis Fund are automatically exchanged each month for shares of the same class of another Natixis Fund. The fund minimum must be met prior to establishing an automatic exchange plan. There is no fee for exchanges made under this plan. Please see the section “Exchanging or Converting Shares” above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan

This plan allows you to redeem shares and receive payments from a Fund on a regular schedule. Redemptions of shares that are part of the Systematic Withdrawal Plan are not subject to a CDSC, however, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section “How to Redeem Shares.”

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Financial Performance

Financial Performance

The financial highlights tables are intended to help you understand each Fund’s financial performance for the last five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in the Funds’ annual report to shareholders. The annual report is incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

Class Y shares of the Funds are currently not available for purchase and had no performance history as of the date of this Prospectus. Therefore, financial highlights tables are not included for Class Y shares of the Funds.

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Financial Performance

For a share outstanding throughout each period.

Natixis Sustainable Future 2015 Fund®

	Class N
	Year Ended January 31, 2020	Year Ended January 31, 2019	Period Ended January 31,2018*
Net asset value, beginning of the period	$10.11	$11.13	$10.00
Income (loss) from Investment Operations:
Net investment income(a)	0.17	0.23	0.15
Net realized and unrealized gain (loss)	1.02	(0.41)	1.19
Total from Investment Operations	1.19	(0.18)	1.34
Less Distributions From:
Net investment income	(0.18)	(0.23)	(0.16)
Net realized capital gains	(0.42)	(0.61)	(0.05)
Total Distributions	(0.60)	(0.84)	(0.21)
Net asset value, end of the period	$10.70	$10.11	$11.13
Total return(b)	11.81%	(1.28)%	13.42% (c)
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$6,191	$4,600	$4,536
Net expenses(d)	0.31% (e)(f)	0.35% (g)	0.38% (h)(i)
Gross expenses	3.70% (e)	4.04% (g)	3.57% (h)(i)
Net investment income	1.62%	2.10%	1.49% (h)
Portfolio turnover rate	73%	41%	15%

*	From commencement of operations on February 28, 2017 through January 31, 2018.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 0.58% and 3.97%, respectively.

(f)	Effective June 1, 2019, the expense limit decreased from 0.65% to 0.55%. See Note 5 of Notes to Financial Statements.
(g)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 0.65% and 4.34%, respectively.

(h)	Computed on an annualized basis for periods less than one year.
(i)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 0.65% and 3.84%, respectively.

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Financial Performance

For a share outstanding throughout each period.

Natixis Sustainable Future 2020 Fund®

	Class N
	Year Ended January 31, 2020	Year Ended January 31, 2019	Period Ended January 31,2018*
Net asset value, beginning of the period	$9.97	$11.34	$10.00
Income (loss) from Investment Operations:
Net investment income(a)	0.17	0.22	0.14
Net realized and unrealized gain (loss)	1.06	(0.46)	1.39
Total from Investment Operations	1.23	(0.24)	1.53
Less Distributions From:
Net investment income	(0.18)	(0.23)	(0.15)
Net realized capital gains	(0.36)	(0.90)	(0.04)
Total Distributions	(0.54)	(1.13)	(0.19)
Net asset value, end of the period	$10.66	$9.97	$11.34
Total return(b)	12.31%	(1.66)%	15.38% (c)
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$6,006	$4,540	$4,617
Net expenses(d)	0.32% (e)(f)	0.38% (g)	0.41% (h)(i)
Gross expenses	3.69% (e)	4.10% (g)	3.58% (h)(i)
Net investment income	1.60%	1.98%	1.40% (h)
Portfolio turnover rate	74%	65%	15%

*	From commencement of operations on February 28, 2017 through January 31, 2018.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 0.58% and 3.95%, respectively.

(f)	Effective June 1, 2019, the expense limit decreased from 0.65% to 0.55%. See Note 5 of Notes to Financial Statements.
(g)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 0.65% and 4.37%, respectively.

(h)	Computed on an annualized basis for periods less than one year.
(i)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 0.65% and 3.82%, respectively.

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Financial Performance

For a share outstanding throughout each period.

Natixis Sustainable Future 2025 Fund®

	Class N
	Year Ended January 31, 2020	Year Ended January 31, 2019	Period Ended January 31,2018*
Net asset value, beginning of the period	$10.22	$11.54	$10.00
Income (loss) from Investment Operations:
Net investment income(a)	0.17	0.21	0.13
Net realized and unrealized gain (loss)	1.12	(0.54)	1.59
Total from Investment Operations	1.29	(0.33)	1.72
Less Distributions From:
Net investment income	(0.17)	(0.20)	(0.14)
Net realized capital gains	(0.45)	(0.79)	(0.04)
Total Distributions	(0.62)	(0.99)	(0.18)
Net asset value, end of the period	$10.89	$10.22	$11.54
Total return(b)	12.73%	(2.46)%	17.31% (c)
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$6,015	$3,757	$3,518
Net expenses(d)	0.34% (e)(f)	0.42% (g)	0.45% (h)(i)
Gross expenses	4.18% (e)	4.88% (g)	4.41% (h)(i)
Net investment income	1.59%	1.88%	1.30% (h)
Portfolio turnover rate	67%	59%	16%

*	From commencement of operations on February 28, 2017 through January 31, 2018.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 0.59% and 4.43%, respectively.

(f)	Effective June 1, 2019, the expense limit decreased from 0.65% to 0.56%. See Note 5 of Notes to Financial Statements.
(g)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 0.65% and 5.11%, respectively.

(h)	Computed on an annualized basis for periods less than one year.
(i)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 0.65% and 4.61%, respectively.

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Financial Performance

For a share outstanding throughout each period.

Natixis Sustainable Future 2030 Fund®

	Class N
	Year Ended January 31, 2020	Year Ended January 31, 2019	Period Ended January 31,2018*
Net asset value, beginning of the period	$10.39	$11.79	$10.00
Income (loss) from Investment Operations:
Net investment income(a)	0.17	0.19	0.12
Net realized and unrealized gain (loss)	1.19	(0.60)	1.86
Total from Investment Operations	1.36	(0.41)	1.98
Less Distributions From:
Net investment income	(0.14)	(0.18)	(0.14)
Net realized capital gains	(0.46)	(0.81)	(0.05)
Total Distributions	(0.60)	(0.99)	(0.19)
Net asset value, end of the period	$11.15	$10.39	$11.79
Total return(b)	13.12%	(2.91)%	19.79% (c)
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$6,250	$3,194	$3,033
Net expenses(d)	0.37% (e)(f)	0.48% (g)	0.50% (h)(i)
Gross expenses	4.37% (e)	5.34% (g)	5.04% (h)(i)
Net investment income	1.55%	1.68%	1.22% (h)
Portfolio turnover rate	80%	65%	15%

*	From commencement of operations on February 28, 2017 through January 31, 2018.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 0.60% and 4.60%, respectively.

(f)	Effective June 1, 2019, the expense limit decreased from 0.65% to 0.57%. See Note 5 of Notes to Financial Statements.
(g)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 0.65% and 5.51%, respectively.

(h)	Computed on an annualized basis for periods less than one year.
(i)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 0.65% and 5.19%, respectively.

99

Financial Performance

For a share outstanding throughout each period.

Natixis Sustainable Future 2035 Fund®

	Class N
	Year Ended January 31, 2020	Year Ended January 31, 2019	Period Ended January 31,2018*
Net asset value, beginning of the period	$10.46	$12.01	$10.00
Income (loss) from Investment Operations:
Net investment income(a)	0.16	0.17	0.11
Net realized and unrealized gain (loss)	1.33	(0.67)	2.08
Total from Investment Operations	1.49	(0.50)	2.19
Less Distributions From:
Net investment income	(0.17)	(0.17)	(0.13)
Net realized capital gains	(0.54)	(0.88)	(0.05)
Total Distributions	(0.71)	(1.05)	(0.18)
Net asset value, end of the period	$11.24	$10.46	$12.01
Total return(b)	14.29%	(3.68)%	21.95% (c)
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$5,566	$4,099	$3,112
Net expenses(d)	0.39% (e)(f)	0.52% (g)	0.55% (h)(i)
Gross expenses	3.95% (e)	5.12% (g)	5.03% (h)(i)
Net investment income	1.47%	1.52%	1.13% (h)
Portfolio turnover rate	63%	74%	14%

*	From commencement of operations on February 28, 2017 through January 31, 2018.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 0.60% and 4.16%, respectively.

(f)	Effective June 1, 2019, the expense limit decreased from 0.65% to 0.58%. See Note 5 of Notes to Financial Statements.
(g)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 0.65% and 5.25%, respectively.

(h)	Computed on an annualized basis for periods less than one year.
(i)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 0.65% and 5.13%, respectively.

100

Financial Performance

For a share outstanding throughout each period.

Natixis Sustainable Future 2040 Fund®

	Class N
	Year Ended January 31, 2020	Year Ended January 31, 2019	Period Ended January 31,2018*
Net asset value, beginning of the period	$10.43	$12.20	$10.00
Income (loss) from Investment Operations:
Net investment income(a)	0.16	0.16	0.11
Net realized and unrealized gain (loss)	1.29	(0.75)	2.26
Total from Investment Operations	1.45	(0.59)	2.37
Less Distributions From:
Net investment income	(0.15)	(0.16)	(0.12)
Net realized capital gains	(0.55)	(1.02)	(0.05)
Total Distributions	(0.70)	(1.18)	(0.17)
Net asset value, end of the period	$11.18	$10.43	$12.20
Total return(b)	13.94% (c)	(4.19)%	23.80% (d)
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$5,662	$3,330	$3,096
Net expenses(e)	0.39% (f)(g)	0.56% (h)	0.59% (i)(j)
Gross expenses	4.45% (f)	5.40% (h)	5.04% (i)(j)
Net investment income	1.50%	1.42%	1.04% (i)
Portfolio turnover rate	63%	90%	15%

*	From commencement of operations on February 28, 2017 through January 31, 2018.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)

Generally accepted accounting principles require certain adjustments to be made to the net assets of the Fund for financial reporting purposes only, and as such, the total returns based on the adjusted net asset values per share may differ from the total returns reported in the average annual total return table.

(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 0.61% and 4.67%, respectively.

(g)	Effective June 1, 2019, the expense limit decreased from 0.65% to 0.59%. See Note 5 of Notes to Financial Statements.
(h)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 0.65% and 5.49%, respectively.

(i)	Computed on an annualized basis for periods less than one year.
(j)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 0.65% and 5.10%, respectively.

101

Financial Performance

For a share outstanding throughout each period.

Natixis Sustainable Future 2045 Fund®

	Class N
	Year Ended January 31, 2020	Year Ended January 31, 2019	Period Ended January 31,2018*
Net asset value, beginning of the period	$10.38	$12.31	$10.00
Income (loss) from Investment Operations:
Net investment income(a)	0.16	0.15	0.10
Net realized and unrealized gain (loss)	1.37	(0.81)	2.39
Total from Investment Operations	1.53	(0.66)	2.49
Less Distributions From:
Net investment income	(0.15)	(0.16)	(0.12)
Net realized capital gains	(0.59)	(1.11)	(0.06)
Total Distributions	(0.74)	(1.27)	(0.18)
Net asset value, end of the period	$11.17	$10.38	$12.31
Total return(b)	14.73%	(4.53)%	24.92% (c)
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$4,951	$2,517	$2,568
Net expenses(d)	0.40% (e)(f)	0.58% (g)	0.61% (h)(i)
Gross expenses	5.12% (e)	6.46% (g)	5.97% (h)(i)
Net investment income	1.45%	1.32%	0.97% (h)
Portfolio turnover rate	58%	77%	17%

*	From commencement of operations on February 28, 2017 through January 31, 2018.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 0.61% and 5.33%, respectively.

(f)	Effective June 1, 2019, the expense limit decreased from 0.65% to 0.59%. See Note 5 of Notes to Financial Statements.
(g)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 0.65% and 6.53%, respectively.

(h)	Computed on an annualized basis for periods less than one year.
(i)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 0.65% and 6.01%, respectively.

102

Financial Performance

For a share outstanding throughout each period.

Natixis Sustainable Future 2050 Fund®

	Class N
	Year Ended January 31, 2020	Year Ended January 31, 2019	Period Ended January 31,2018*
Net asset value, beginning of the period	$10.41	$12.38	$10.00
Income (loss) from Investment Operations:
Net investment income(a)	0.16	0.15	0.10
Net realized and unrealized gain (loss)	1.35	(0.84)	2.45
Total from Investment Operations	1.51	(0.69)	2.55
Less Distributions From:
Net investment income	(0.15)	(0.16)	(0.11)
Net realized capital gains	(0.62)	(1.12)	(0.06)
Total Distributions	(0.77)	(1.28)	(0.17)
Net asset value, end of the period	$11.15	$10.41	$12.38
Total return(b)	14.57% (c)	(4.82)%	25.64% (d)
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$4,557	$2,492	$2,514
Net expenses(e)	0.41% (f)(g)	0.59% (h)	0.62% (i)(j)
Gross expenses	5.24% (f)	6.42% (h)	6.00% (i)(j)
Net investment income	1.43%	1.29%	0.94% (i)
Portfolio turnover rate	75%	83%	18%

*	From commencement of operations on February 28, 2017 through January 31, 2018.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)

Generally accepted accounting principles require certain adjustments to be made to the net assets of the Fund for financial reporting purposes only, and as such, the total returns based on the adjusted net asset values per share may differ from the total returns reported in the average annual total return table.

(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 0.62% and 5.45%, respectively.

(g)	Effective June 1, 2019, the expense limit decreased from 0.65% to 0.60%. See Note 5 of Notes to Financial Statements.
(h)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 0.65% and 6.48%, respectively.

(i)	Computed on an annualized basis for periods less than one year.
(j)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 0.65% and 6.03%, respectively.

103

Financial Performance

For a share outstanding throughout each period.

Natixis Sustainable Future 2055 Fund®

	Class N
	Year Ended January 31, 2020	Year Ended January 31, 2019	Period Ended January 31,2018*
Net asset value, beginning of the period	$10.43	$12.38	$10.00
Income (loss) from Investment Operations:
Net investment income(a)	0.16	0.15	0.10
Net realized and unrealized gain (loss)	1.40	(0.83)	2.45
Total from Investment Operations	1.56	(0.68)	2.55
Less Distributions From:
Net investment income	(0.16)	(0.16)	(0.11)
Net realized capital gains	(0.72)	(1.11)	(0.06)
Total Distributions	(0.88)	(1.27)	(0.17)
Net asset value, end of the period	$11.11	$10.43	$12.38
Total return(b)	14.93%	(4.80)%	25.64% (c)
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$4,178	$2,614	$2,534
Net expenses(d)	0.42% (e)(f)	0.59% (g)	0.62% (h)(i)
Gross expenses	5.63% (e)	6.44% (g)	5.98% (h)(i)
Net investment income	1.42%	1.27%	0.94% (h)
Portfolio turnover rate	64%	85%	18%

*	From commencement of operations on February 28, 2017 through January 31, 2018.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 0.62% and 5.83%, respectively.

(f)	Effective June 1, 2019, the expense limit decreased from 0.65% to 0.60%. See Note 5 of Notes to Financial Statements.
(g)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 0.65% and 6.50%, respectively.

(h)	Computed on an annualized basis for periods less than one year.
(i)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 0.65% and 6.01%, respectively.

104

Financial Performance

For a share outstanding throughout each period.

Natixis Sustainable Future 2060 Fund®

	Class N
	Year Ended January 31, 2020	Year Ended January 31, 2019	Period Ended January 31,2018*
Net asset value, beginning of the period	$10.40	$12.38	$10.00
Income (loss) from Investment Operations:
Net investment income(a)	0.16	0.15	0.10
Net realized and unrealized gain (loss)	1.38	(0.82)	2.45
Total from Investment Operations	1.54	(0.67)	2.55
Less Distributions From:
Net investment income	(0.17)	(0.16)	(0.11)
Net realized capital gains	(0.74)	(1.15)	(0.06)
Total Distributions	(0.91)	(1.31)	(0.17)
Net asset value, end of the period	$11.03	$10.40	$12.38
Total return(b)	14.78%	(4.56)%	25.59% (c)
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$3,198	$2,488	$2,575
Net expenses(d)	0.42% (e)(f)	0.59% (g)	0.62% (h)(i)
Gross expenses	6.03% (e)	6.45% (g)	5.97% (h)(i)
Net investment income	1.45%	1.29%	0.94% (h)
Portfolio turnover rate	64%	80%	17%

*	From commencement of operations on February 28, 2017 through January 31, 2018.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 0.62% and 6.23%, respectively.

(f)	Effective June 1, 2019, the expense limit decreased from 0.65% to 0.60%. See Note 5 of Notes to Financial Statements.
(g)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 0.65% and 6.51%, respectively.

(h)	Computed on an annualized basis for periods less than one year.
(i)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 0.65% and 6.00%, respectively.

105

Appendix A - Financial Intermediary Specific Commissions & Investment Minimum Waivers

Appendix A - Financial Intermediary Specific Commissions & Investment Minimum Waivers

UBS Financial Services, Inc. (“UBS-FS”)
Pursuant to an agreement with the Funds, Class Y shares may be available on certain brokerage platforms at UBS-FS. For such platforms, UBS-FS may charge commissions on brokerage transactions in the Funds’ Class Y shares. A shareholder should contact UBS-FS for information about the commissions charged by UBS-FS for such transactions.

The minimum for the Class Y shares is waived for transactions through such brokerage platforms at UBS-FS.

A-1

Appendix B - Additional Index Information

Appendix B - Additional Index Information

S&P Target Date® Index Series

Consists of multi-asset class indices, each corresponding to a specific target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. The various asset class exposure of the Indices may include equities, fixed income, REITs, and commodities depending on the allocations reported in the survey. Index returns are calculated daily.

B-1

If you would like more information about the Funds, the following documents are available free upon request:

Annual and Semiannual Reports—Provide additional information about each Fund’s investments. Each annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)—Provides more detailed information about the Funds and their investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

For a free copy of the Funds’ annual or semiannual reports or their SAIs, to request other information about the Funds, and to make shareholder inquiries generally, contact your financial representative, visit the Funds’ website at im.natixis.com or call the Funds at 800-225-5478.

Important Notice Regarding Delivery of Shareholder Documents:

In our continuing effort to reduce your fund’s expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

Your financial representative or Natixis Funds will also be happy to answer your questions or to provide any additional information that you may require.

Text-only copies of the Funds’ reports and SAI are available free from the EDGAR Database on the SEC’s Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Portfolio Holdings—A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI.

Investment Company Act File No. 811-09945	XSFF51-0620

STATEMENT OF ADDITIONAL INFORMATION

June 1, 2020

NATIXIS FUNDS TRUST IV

AEW Global Focused Real Estate Fund (the “Fund”)

Class A (NRFAX), Class C (NRCFX), Class N (NRFNX), Class T* (NRETX) and Class Y (NRFYX)

*	Class T shares of the Fund are not currently available for purchase.

This Statement of Additional Information (“Statement”) contains specific information that may be useful to investors but that is not included in the Statutory Prospectus of the Fund. This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Fund’s Summary or Statutory Prospectus, each of which is dated June 1, 2020, as from time to time revised or supplemented (the “Prospectus”). This Statement should be read together with the Prospectus. Investors may obtain the Prospectus without charge from Natixis Distribution, L.P. (the “Distributor”), Prospectus Fulfillment Desk, 888 Boylston Street, Suite 800, Boston, MA 02199-8197, by calling Natixis Funds at 800-225-5478 or by visiting the Fund’s website at im.natixis.com.

The Fund’s financial statements and accompanying notes that appear in the Fund’s annual and semiannual reports are incorporated by reference into this Statement. The Fund’s annual and semiannual reports contain additional performance information and are available upon request and without charge by calling 800-225-5478 or by visiting the Fund’s website at im.natixis.com.

1

2

INVESTMENT RESTRICTIONS

The following is a description of restrictions on the investments to be made by the Fund. The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). The other restrictions set forth below are not fundamental policies and may be changed by the Board of Trustees (the “Board”) of Natixis Funds Trust IV (the “Trust”). Except in the case of restrictions marked with a dagger (†) below, the percentages set forth below and the percentage limitations set forth in the Fund’s Prospectus apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

AEW Global Focused Real Estate Fund may not:

*(1)

With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than U.S. government securities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

*(2)

Purchase the securities of any issuer (other than U.S. government securities) if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in securities of companies primarily engaged in the real estate industry.

*(3)	Issue senior securities, except as otherwise permitted by the 1940 Act.

†*(4)

Borrow money or pledge its assets; provided, however, that the Fund may borrow money as a temporary measure for extraordinary or emergency purposes or to meet redemptions, in amounts not exceeding 33 1/3% of its total assets and pledge its assets to secure such borrowings; and, provided, further, that the Fund will not purchase any additional portfolio securities at any time that its borrowings exceed 5% of its total assets; for the purpose of this restriction, collateral arrangements with respect to the writing of options, interest rate futures contracts, options on interest rate futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.

*(5)

Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

*(6)

Purchase and sell real estate unless acquired as a result of ownership of securities or other instruments; provided, however, that this limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

*(7)

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided, however, that this limitation shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

*(8)

Lend any portfolio security or make any other loan, if, as a result, more than 33 1/3% of its total assets would be lent to other parties, it being understood that this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9)

Purchase any security on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions; for this purpose, the deposit or payment by the Fund of initial or variation margin in connection with interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.

3

(10)

Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund’s net assets (taken at market value) is held as collateral for such sales at any one time.

†(11)

Invest more than 15% of the Fund’s net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(a)(2) commercial paper deemed to be liquid under guidelines established by the Fund’s Board).

(12)

Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with respect to U.S. government securities and with respect to interest rate futures contracts.

(13)

Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers’ commissions, or in connection with a merger, consolidation or similar transaction; under the 1940 Act, the Fund may not (a) invest more than 10% of its total assets (taken at current value) in such securities, (b) own securities of any one investment company having a value in excess of 5% of the Fund’s total assets taken at current value, or (c) own more than 3% of the outstanding voting stock of any one investment company.

(14)

Invest less than 80% of its net assets (plus borrowings made for investment purposes) in investments of real estate investment trusts (“REITs”) and/or real estate related companies. Prior to any change to such policy adopted by the Board, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

The Fund may (but does not currently intend to), notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by AEW Capital Management, L.P. (“AEW”) or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Fund.

In restriction (14) above, the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

General Notes on Investment Restrictions

In addition to temporary borrowing, and subject to any stricter restrictions on borrowing applicable to the Fund, the Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the Securities and Exchange Commission (“SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. With respect to restrictions on borrowing, the 1940 Act limits the Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” The Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act.

Where applicable, the foregoing investment restrictions shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain positions (e.g., reverse repurchase agreements) are excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if the Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered.

4

The Fund may not purchase any illiquid security, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities. Securities generally will be considered “illiquid” if the Fund reasonably expects the security cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

For purposes of the foregoing restrictions, the Fund does not consider a swap or other derivative contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund designates on its records or segregates with its custodian or otherwise designates liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

FUND CHARGES AND EXPENSES

ADVISORY FEES

Pursuant to an investment advisory agreement, AEW has agreed to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Board of Natixis Funds Trust IV. For the services described in the advisory agreement, the Fund has agreed to pay AEW an advisory fee as set forth in the following table.

Fund	Date of Agreement	Advisory fee payable by Fund to AEW (as a % of average daily net assets of the Fund)
AEW Global Focused Real Estate Fund	10/30/00, as amended 06/01/19	0.75%

AEW has given a binding contractual undertaking for all classes of the Fund in the table below to waive its advisory fee and, if necessary, to reimburse certain expenses, related to operating the Fund in order to limit the Fund’s expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to the annual rates indicated below. The undertaking is in effect through May 31, 2021, and will be reevaluated on an annual basis and may be terminated before then only with the consent of the Fund’s Board. AEW will be permitted to recover, on a class-by-class basis, expenses it has borne through the undertaking described above (whether through waiver of its advisory fee or otherwise) to the extent that a class’s expenses fall below the annual rate set forth in the relevant undertaking. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fee/expense was waived/reimbursed.

Fund	Expense Limit	Date of Undertaking
Class A	1.15%	June 1, 2020
Class C	1.90%	June 1, 2020
Class N	0.85%	June 1, 2020
Class T	1.15%	June 1, 2020
Class Y	0.90%	June 1, 2020

Payment of Advisory Fees

Advisory fees are allocated and paid on a pro rata basis by each class of the Fund based on the relative net assets of each class to the total net assets of the Fund. For the last three fiscal years, the following table shows the total advisory fees paid by the Fund:

AEW Global Focused Real Estate Fund	Fiscal Year Ended 1/31/18	Fiscal Year Ended 1/31/19	Fiscal Year Ended 1/31/20
Total Advisory Fee	$1,341,544	$1,033,639	$946,821
Fee Waived	$223,003	$245,398	$382,467
Total Paid	$1,118,541	$788,241	$564,354

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For more information about the Fund’s advisory agreement, see the section “Investment Advisory and Other Services” in this Statement.

BROKERAGE COMMISSIONS

Set forth below are the amounts the Fund paid in brokerage commissions and the amount of brokerage transactions allocated to brokers providing research services during the last three fiscal years, as applicable.

For a description of how transactions in portfolio securities are effected and how the Fund’s adviser selects brokers, see the section entitled “Portfolio Transactions and Brokerage” in this Statement.

AEW Global Focused Real Estate Fund
	Fiscal Year Ended 1/31/18	Fiscal Year Ended 1/31/19	Fiscal Year Ended 1/31/20*
Brokerage Transactions
Allocated to Brokers Providing Research Services	$—	$—	$—
Brokerage Commissions
Total Brokerage Commissions Paid	$53, 189	$46, 228	$136,772
Commissions Paid to Brokers Providing Research Services	$—	$—	$—

*	The aggregate brokerage commissions paid changed significantly from 2019 to 2020 as a result of a strategy change in the Fund’s portfolio.

REGULAR BROKER-DEALERS

As of the close of the fiscal year ended January 31, 2020, there were no “regular broker-dealers”* to report for the Fund.

*

“Regular Broker-Dealers” are defined by the SEC as: (a) one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the ten brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year. (leave here)

SALES CHARGES AND DISTRIBUTION AND SERVICE (12B-1) FEES

As explained in this Statement, the Class A, Class C and Class T shares of the Fund pay the Distributor fees under plans adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). The following table shows the amounts of Rule 12b-1 fees paid by the Fund under the Plans during the last three fiscal years. Class T shares of the Fund have not yet commenced operations and thus the Fund has not paid any Rule 12b-1 fees under the Class T shares Plan as of the date of this Statement. The anticipated benefits of the Plan to the Fund include the ability to attract and maintain assets. See the section “Distribution Agreements and Rule 12b-1 Plans” in this Statement for more information.

Fund	Fiscal Year Ended 1/31/18	Fiscal Year Ended 1/31/19	Fiscal Year Ended 1/31/20
AEW Global Focused Real Estate Fund
Class A	$127,598	$98,779	$91,207
Class C	$55,932	$27,940	$16,973

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For the fiscal year ended January 31, 2020, the Distributor used the Rule 12b-1 fees paid by the Fund under the Plans as follows:

Fund	Compensation to Broker-Dealers	Retained by Distributor	Total
AEW Global Focused Real Estate Fund	$108,180	$0	$108,180

TRANSFER AGENCY EXPENSES

Natixis Advisors has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for Class N shares. This undertaking is in effect through May 31, 2021 and may be terminated before then only with the consent of the Fund’s Board. For the year ended January 31, 2020, Natixis Advisors reimbursed the Fund $1,026 for transfer agency expenses related to Class N shares.

Natixis Advisors has given a binding contractual undertaking to reimburse the Class N shares of the Fund for any and all transfer agency expenses attributable to accounts admitted to Class N via a prospectus provision that allows the Distributor, at its sole discretion, to waive the investment minimum for accounts as to which the relevant financial intermediary has provided assurances, in writing, that the accounts will be held in omnibus fashion beginning no more than two years following the establishment date of such accounts in Class N. Such reimbursement will be in effect during the period July 1, 2019 to June  30, 2021 and may be terminated before then only with the consent of the Board.

OWNERSHIP OF FUND SHARES

As of May 1, 2020, to the Trust’s knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Fund set forth below.1 As of May 1, 2020, there were no outstanding Class T shares of the Fund.

FUND	SHAREHOLDER	PERCENTAGE

Class A	Great-West Trust Company Greenwood Village, CO 80111-5002	7.51%
Class C	Merrill Lynch Pierce Fenner & Smith Jacksonville, FL 32246-6484	24.23%
	JP Morgan Securities LLC Brooklyn, NY 11245-0003	21.98%
	Pershing LLC Jersey City, NJ 07399-0001	11.19%
	LPL Financial San Diego, CA 92121-3091	10.48%
	UBS Weehawken, NJ 07086-6761	9.90%
	Wells Fargo Clearing Services LLC St. Louis, MO 63103-2523	8.72%

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Class N	JP Morgan Securities LLC Brooklyn, NY 11245-0003	38.15%
	Great-West Trust Company Greenwood Village, CO 80111-5002	33.81%
	National Financial Services LLC Jersey City, NJ 07310-1995	17.59%
Class Y	Charles Schwab & Co. Inc. San Francisco, CA 94105-1905	32.92%
	CBNA Utica, NY 13502-6317	8.76%
	National Financial Services LLC Jersey City, NJ 07310-1995	8.71%
	LPL Financial San Diego, CA 92121-3091	5.64%

[1]

Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of the Fund, it may be deemed to “control” the Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.

The Fund may experience large and/or frequent redemptions or investments due to transactions in Fund shares by funds of funds, other large shareholders or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on the Fund’s performance. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase the Fund’s brokerage and/or other transaction costs. In addition, when funds of funds or other investors own a substantial portion of the Fund’s shares, a large redemption could cause actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Redemptions by a large investor may increase realized capital gains, including short-term capital gains taxable as ordinary income, may accelerate the realization of taxable income to shareholders and may limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the Fund’s shares. When possible, the Fund’s adviser will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful.

THE TRUST

Natixis Funds Trust IV is registered with the SEC as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated March 17, 2000, as amended, and is a “series” company as described in Section 18(f)(2) of the 1940 Act. The Fund commenced operations on September 1, 2000. Natixis Funds Trust IV currently has eleven portfolios. Information about Natixis Sustainable Future Fund 2015, Natixis Sustainable Future Fund 2020, Natixis Sustainable Future Fund 2025, Natixis Sustainable Future Fund 2030, Natixis Sustainable Future Fund 2035, Natixis Sustainable Future Fund 2040, Natixis Sustainable Future Fund 2045, Natixis Sustainable Future Fund 2050, Natixis Sustainable Future Fund 2055 and Natixis Sustainable Future Fund 2060 (together “Sustainable Future Funds”) can be found in the Statement of Additional Information for the Sustainable Future Funds dated June 1, 2020. The Sustainable Future Funds commenced

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operations on February 28, 2017. Prior to May 31, 2019, the AEW Global Focused Real Estate Fund was named “AEW Real Estate Fund.” Each series of Natixis Funds Trust IV is diversified. The name of Natixis Funds Trust IV has changed several times since its organization as noted below:

Trust Name	Date
Nvest Companies Trust I	March 2000 to April 2001
CDC Nvest Companies Trust I	May 2001 to April 2005
IXIS Advisor Funds Trust IV	May 2005 to August 2007
Natixis Funds Trust IV	August 2007 to present

INVESTMENT STRATEGIES AND RISKS

Investment Strategies

The table and descriptions below summarize and describe certain investment strategies, including particular types of securities, instruments, or specific practices that may be used by the adviser of the Fund in managing the Fund. The Fund’s principal strategies are described in its Prospectus. This Statement describes some of the non-principal strategies the Fund may use, in addition to providing additional information, including related risks, about their principal strategies.

The list of securities or other instruments under each category below is not intended to be an exclusive list of securities, instruments and practices for investment. Unless a strategy, practice or security is specifically prohibited by the investment restrictions listed in the Fund’s Prospectus, in the section “Investment Restrictions” in this Statement or under applicable law, the Fund may engage in each of the strategies and invest in securities and instruments in addition to those listed below. The adviser may invest in a general category listed below and, where applicable, with particular emphasis on a certain type of security, but investment is not limited to the categories listed below or the securities specifically enumerated under each category. The Fund is not required to engage in a particular transaction or invest in any security or instrument, even if to do so might benefit the Fund. The adviser may invest in some securities under a given category as a primary strategy and in other securities under the same category as a secondary strategy. The adviser may invest in any security that falls under the specific category, including securities that are not listed below. The Prospectus and/or this Statement will be updated if the Fund begins to engage in investment practices that are not described in the Prospectus and/or this Statement.

Fund	Securities	Practices
AEW Global Focused Real Estate Fund

Debt Securities (Mortgage-related

Securities, Collateralized Mortgage

Obligations, Rule 144A Securities, Zero-Coupon Securities,

Convertible Securities)

Equity Securities (Corporate Reorganizations, REITs, Real Estate

Securities)

Foreign Securities (Depositary Receipts, Emerging Markets, Canadian Investments, Foreign Currency Transactions)

Money Market Instruments

Initial Public Offerings Private Placements Illiquid Securities Repurchase Agreements Securities Lending When-issued Securities Options Forward Contracts

Debt Securities

The Fund may invest in debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero-coupon securities, do not pay interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities and mortgage- and other asset-backed securities. Debt

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securities include a broad array of short-, medium- and long-term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some debt securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer’s obligation. Debt securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the securities, as well as the obligation to repay the principal amount of the security at maturity.

Debt securities are subject to market/issuer risk and credit/counterparty risk. Credit/counterparty risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer’s general taxing power, (ii) a specific type of tax, such as a property tax, or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer, war, natural disasters, terrorism or other major events. U.S. government securities are not generally perceived to involve credit/counterparty risks to the same extent as investments in other types of fixed-income securities; as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate and municipal debt securities. Market/issuer risk is the risk that the value of the security will fall because of changes in market rates of interest. Generally, the value of debt securities falls when market rates of interest are rising. Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay the Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest payments.

Many variable and floating rate instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.

Because interest rates vary, it is impossible to predict the income of the Fund that invests in debt securities for any particular period. Fluctuations in the value of the Fund’s investments in debt securities will cause the Fund’s net asset value (“NAV”) to increase or decrease.

Collateralized Mortgage Obligations (“CMOs”)

The Fund may invest in CMOs. CMOs are securities backed by a portfolio of mortgages or mortgage-backed securities held under indentures. CMOs may be issued either by U.S. government instrumentalities or by non-governmental entities. CMOs are not direct obligations of the U.S. government. The issuer’s obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series, which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by the Fund would have a similar effect to the prepayment of mortgages underlying a mortgage pass-through security. CMOs and other asset-backed and mortgage-backed securities may be considered derivative instruments. CMOs involve risks similar to those described in the section “Mortgage-Related Securities.”

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Since convertible securities may be converted into equity securities, their values will normally vary in

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some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. Convertible securities are generally subject to the same risks as non-convertible fixed-income securities, but usually provide a lower yield than comparable fixed-income securities. Many convertible securities are relatively illiquid.

Cybersecurity, Operational and Technology Risk

The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund and its shareholders. These risks include theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly sensitive information relating to the Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Power outages, natural disasters, equipment malfunctions and processing errors that threaten these systems, as well as market events that occur at a pace that overloads these systems, may also disrupt business operations or impact critical data. Cybersecurity and other operational and technology issues may result in, among other things, financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders or to engage in portfolio transactions; delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. The Fund’s service providers (including, but not limited to, the adviser, any subadvisers, administrator, transfer agent, and custodian), financial intermediaries, companies in which the Fund invests and parties with which the Fund engages in portfolio or other transactions also may be adversely impacted by cybersecurity and other operational and technology risks, resulting in losses to the Fund or its shareholders. Furthermore, as a result of breaches in cybersecurity or other operational and technology disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price their investments. The Fund has developed processes, risk management systems and business continuity plans designed to reduce the risks associated with cybersecurity and other operational and technology issues. However, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cybersecurity defenses and operational and technology plans and systems of their service providers, financial intermediaries and companies in which they invest or with which they do business and there are inherent limitations in systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls. Additionally, such third party service providers may have limited indemnification obligations to the adviser or the Fund. Similar types of cybersecurity risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Fixed-Income Securities

The Fund may invest in fixed-income securities. Fixed-income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed-income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed-income securities include, among others, bonds, debentures, notes, bills and commercial paper. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. In addition, the prices of fixed-income securities generally vary inversely with changes in interest rates. Prices of fixed-income securities may also be affected by items related to a particular issue or to the debt markets generally. The NAV of the Fund’s shares will vary as a result of changes in the value of the securities in the Fund’s portfolio.

Investment-Grade Fixed-Income Securities. To be considered investment-grade quality, at least one of the three major rating agencies (Fitch Investor Services, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) or S&P Global Ratings (“S&P”)) must have rated the security in one of its respective top four rating categories at the time the Fund acquires the security or, if the security is unrated, the Fund’s adviser must have determined it to be of comparable quality.

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Below Investment-Grade Fixed-Income Securities. Below investment-grade fixed-income securities (commonly referred to as “junk bonds”) are rated below investment-grade quality. To be considered below investment-grade quality, none of the three major rating agencies (Fitch, Moody’s and S&P) must have rated the security in one of its respective top four rating categories at the time the Fund acquires the security or, if the security is unrated, the Fund’s adviser must have determined it to be of comparable quality.

Below investment-grade fixed-income securities are subject to greater credit/counterparty risk and market/issuer risk than higher-quality fixed-income securities. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If the Fund invests in below investment-grade fixed-income securities, the Fund’s achievement of its objective may be more dependent on the adviser’s own credit analysis than is the case with funds that invest in higher-quality fixed-income securities. The market for below investment-grade fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for below investment-grade fixed-income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Below investment-grade fixed-income securities may be in poor standing or in default and typically have speculative characteristics.

For more information about the ratings services’ descriptions of the various ratings categories, see Appendix A. The Fund may continue to hold fixed-income securities that are downgraded in quality subsequent to their purchase if the Fund’s adviser believes it would be advantageous to do so.

Mortgage-Related Securities

The Fund may invest in mortgage-related securities, such as Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets at a premium, a faster-than-expected prepayment rate will tend to reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If the Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will tend to increase, and slower-than-expected prepayments will tend to reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would increase the inherent volatility of the Fund by increasing the average life of the Fund’s portfolio securities.

The value of some mortgage-backed or asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s adviser to forecast interest rates and other economic factors correctly. These types of securities may also decline for reasons associated with the underlying collateral. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories, less documentation or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable-rate mortgages. Securities issued by the GNMA and the FNMA and similar issuers also may be exposed to risks described under “U.S. Government Securities.”

The Fund also may gain exposure to mortgage-related securities through entering into credit default swaps or other derivative instruments related to this asset class. For example, the Fund may enter into credit default swaps on CMBX, which are indices made up of tranches of commercial mortgage-backed securities, each with different credit ratings.

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Utilizing CMBX, one can either gain synthetic risk exposure to a portfolio of such securities by “selling protection” or take a short position by “buying protection.” The protection buyer pays a monthly premium to the protection seller, and the seller agrees to cover any principal losses and interest shortfalls of the referenced underlying mortgage-backed securities. Credit default swaps and other derivative instruments related to mortgage-related securities are subject to the risks associated with mortgage-related securities generally, as well as the risks of derivative transactions. See the section “Derivative Instruments” below.

Rule 144A Securities and Section 4(a)(2) Commercial Paper

The Fund may invest in Rule 144A securities and/or Section 4(a)(2) commercial paper. Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act. The Fund may also purchase commercial paper issued under Section 4(a)(2) of the Securities Act or similar debt obligations. Commercial paper is generally considered to be short-term unsecured debt of corporations. Investing in Rule 144A securities and Section 4(a)(2) commercial paper could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The Fund’s adviser, in accordance with the Fund’s liquidity risk management program, will determine whether securities purchased under Rule 144A and/or Section 4(a)(2) commercial paper are illiquid. The adviser will also monitor the liquidity of Rule 144A securities and/or Section 4(a)(2) commercial papers and, if as a result of changes in market, trading, and investment-specific considerations, the adviser determines that such securities are no longer liquid, the adviser will review the Fund’s holdings of illiquid securities to determine what, if any, action is required to assure that the Fund complies with its restrictions on investment in illiquid securities.

U.S. Government Securities

The Fund may invest in some or all of the following U.S. government securities:

U.S. Treasury Bills – Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. government.

U.S. Treasury Notes and Bonds – Direct obligations of the U.S. Treasury issued in maturities that vary between one and thirty years, with interest normally payable every six (6) months. These obligations are backed by the full faith and credit of the U.S. government.

U.S. Treasury Floating Rate Notes – Treasury Floating Rate Notes are new instruments authorized by amendments to the U.S. Treasury’s marketable securities auction rules. As with other floating rate securities, at certain intervals the interest payment on a Treasury Floating Rate Note will increase when the applicable index increases, and will decrease when the applicable index decreases. Treasury Floating Rate Notes are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these securities will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.

Treasury Inflation-Protected Securities (“TIPS”) – Fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

“Ginnie Maes” – Debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Rural Housing Service or guaranteed by the Veterans Administration. The GNMA guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential

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mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvest any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

“Fannie Maes” – The FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including state and federally chartered savings and loan associations, mutual fund savings banks, commercial banks, credit unions and mortgage banks. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA, but these obligations are not backed by the full faith and credit of the U.S. government.

“Freddie Macs” – The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the U.S. government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but these obligations are not backed by the full faith and credit of the U.S. government.

U.S. government securities generally do not involve the credit/counterparty risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Because the magnitude of these fluctuations generally will be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as those issued by Fannie Mae and Freddie Mac are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but have not been backed by the full faith and credit of the U.S. government. Instead, they have been supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities.

S&P downgraded its long-term sovereign credit rating on the United States from “AAA” to “AA+” on August 5, 2011. The downgrade by S&P and other possible downgrades in the future may result in increased volatility or liquidity risk, higher interest rates and lower prices for U.S. government securities and increased costs for all kinds of debt. The value of the Fund’s shares may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. government’s credit rating given that the Fund may invest in U.S. government securities.

In September 2008, the U.S. Treasury Department placed FNMA and FHLMC into conservatorship. The companies remain in conservatorship, and the effect that this conservatorship will have on the companies’ debt and equity securities is unclear. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored enterprises in the future. In addition, any such government support may benefit the holders of only certain classes of an issuer’s securities.

Under the Federal Housing Finance Agency’s “Single Security Initiative,” FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of FNMA and FHLMC mortgage-backed securities. In June 2019, FNMA and FHLMC started to issue UMBS in place of their current offerings of TBA-eligible mortgage-backed securities. The effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the TIPS

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than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

See the section “Mortgage-Related Securities” for additional information on these securities.

Zero-Coupon Securities

The Fund may invest in zero-coupon securities. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation; the holder generally is entitled to receive the par value of the security at maturity. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. The Fund’s investment in zero-coupon securities will require the Fund to accrue income without a corresponding receipt of cash. The Fund may be required to dispose of other portfolio securities (including at a time when it is not otherwise advantageous to do so) in order to obtain sufficient cash to meet its distribution requirements for treatment as a RIC under the Code.

Equity Securities

The Fund may invest in equity securities. Common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities, together called “equity securities,” are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and may include common and preferred stocks, securities exercisable for, or convertible into, common or preferred stocks, such as warrants, convertible debt securities and convertible preferred stock, and other equity-like interests in an entity. Equity securities may take the form of stock in a corporation, limited partnership interests, interests in limited liability companies, depositary receipts, real estate investment trusts (“REITs”) or other trusts and other direct or indirect interests in business organizations. Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event that an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and other debt securities generally take precedence over holders of preferred stock, whose claims take precedence over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and more risky than some other forms of investment, particularly debt securities. The value of your investment in a fund that invests in equity securities may decrease, potentially by a significant amount. The Fund may invest in equity securities of companies with relatively small market capitalizations. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See the section “Market Capitalizations” below. The Fund’s investments may include securities traded “over-the-counter” (“OTC”) as well as those traded on a securities exchange. Some securities, particularly OTC securities, may be more difficult to sell under some market conditions.

Stocks of companies that the Fund’s adviser believes have earnings or cash flows that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Fund’s adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the adviser has placed on it.

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Stocks of companies that are not expected to experience significant earnings growth, but whose stocks the Fund’s adviser believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Fund adviser’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the adviser has placed on it.

Many stocks may have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, the stock should be characterized.

Corporate Reorganizations

The Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Fund’s adviser, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

In general, securities, which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved, significantly undervalues the securities, assets or cash to be received by shareholders of the prospective company as a result of the contemplated transaction or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Fund’s adviser which must appraise not only the value of the issuer and its component businesses, but also the financial resources and business motivation of the offer or proposal as well as the dynamics of the business climate when the offer or proposal is in process.

Market Capitalizations

The Fund may invest in companies with small, medium or large market capitalizations. Large capitalization companies are generally large companies that have been in existence for a number of years and are well established in their market. Middle market capitalization companies are generally medium-sized companies that are not as established as large capitalization companies, may be more volatile and are subject to many of the same risks as smaller capitalization companies.

Small Capitalization Companies

The Fund may invest in companies with relatively small market capitalizations. Such investments may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalizations. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller market capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalization or market averages in general. To the extent that the Fund invests in companies with relatively small market capitalizations, the value of its stock portfolio may fluctuate more widely than broad market averages.

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Preferred Stock

The Fund may invest in preferred stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

REITs

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended and changes in interest rates. REITs, whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for favorable tax treatment available to REITs under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks, including prepayment risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than more widely held securities.

The Fund may also invest in non-U.S. real estate companies. These companies may have characteristics that are similar to a REIT. A number of countries around the world have adopted, or are considering adopting, similar REIT-like structures pursuant to which these companies are not subject to corporate income tax in their home countries provided they distribute a significant percentage of their net income each year to shareholders and meet certain other requirements. Entities similar to REITs formed under the laws of non-U.S. countries involve risks that are similar to REITs, in addition to those risks associated with investing in foreign securities generally.

The Fund’s investment in a REIT may result in the Fund’s making distributions that constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. In addition, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction or, generally, for treatment as qualified dividend income.

Real Estate Securities

The Fund invests primarily in securities of companies in the real estate industry, including REITs and issuers similar to REITs formed under the laws of non-U.S. countries. Therefore, the Fund is subject to the special risks associated with the real estate market and the real estate industry in general. Companies in the real estate industry are considered to be those that (i) have principal activity involving the development, ownership, construction, management or sale of real estate; (ii) have significant real estate holdings, such as hospitality companies, supermarkets and mining, lumber and paper companies; and/or (iii) provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. The Fund may also have significant exposure to the real estate industry from time to time.

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Depositary Receipts

The Fund may invest in foreign equity securities by purchasing “depositary receipts.” Depositary receipts are instruments issued by banks that represent an interest in foreign equity securities held by arrangement with the bank. Depositary receipts can be either “sponsored” or “unsponsored.” Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and the price may be more volatile than in the case of sponsored depositary receipts. American Depositary Receipts are depositary receipts that are bought and sold in the United States and are typically issued by a U.S. bank or trust company.

European Depositary Receipts and Global Depositary Receipts are depositary receipts that are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency risk. The Fund’s investments in depositary receipts may be subject to foreign currency risk. See the section “Foreign Currency Transactions” for more information.

Because the Fund may invest in depositary receipts, changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. See the section “Foreign Securities” for more information.

Emerging Markets

Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not highly developed. The same or similar risks are seen in investments in companies that are located in developed markets but derive substantial revenues from emerging markets. The risks associated with investing in foreign securities are often heightened for investments in emerging market countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging market issuers and the oftentimes low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests or currency transfer restrictions; (iv) an economy’s dependence on revenues from particular commodities or on international aid or development assistance; (v) the absence of developed legal structures governing private or foreign investment and private property and/or less developed custodial and deposit systems and delays and disruptions in securities settlement procedures; and (vi) risks associated with the imposition of sanctions by the U.S. government. The Fund’s purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Fund, its adviser or its affiliates, and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on the Fund’s performance and may adversely affect the liquidity of the Fund’s investment to the extent that it invests in certain emerging market countries. In addition, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If the Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund’s NAV will be adversely affected. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

In determining whether to invest in securities of foreign issuers, the Fund’s adviser may consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax laws may reduce the Fund’s net income available for distribution to shareholders.

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Foreign Securities

The Fund may invest in foreign securities. The examples described in this section should not be considered a definition of “foreign securities.” Foreign securities may include, among other things, securities of issuers organized or headquartered outside the U.S. as well as obligations of supranational entities. In addition to the risks associated with investing in securities generally, such investments present additional risks not typically associated with investments in comparable securities of U.S. issuers. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets, as described more fully in the section “Emerging Markets.” The non-U.S. securities in which the Fund may invest, all or a portion of which may be non-U.S. dollar-denominated, may include, among other investments: (a) debt obligations issued or guaranteed by non-U.S. national, provincial, state, municipal or other governments or by their agencies or instrumentalities, including “Brady Bonds;” (b) debt obligations of supranational entities; (c) debt obligations of the U.S. government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers; (e) non-U.S. dollar-denominated securities of U.S. corporate issuers; and (f) equity securities issued by foreign corporations or other business organizations. In addition to the risks associated with investing in foreign securities generally, such investments present additional risks not typically associated with investments in comparable securities of U.S. issuers.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. If the Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the Fund than the Fund that is not over-weighted in that region. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer’s obligations.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. To the extent the Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution.

The 2008 global economic crisis has caused many European countries to experience serious fiscal difficulties, including bankruptcy, public budget deficits, recession, sovereign default, restructuring of government debt, credit rating downgrades and an overall weakening of the banking and financial sectors. In addition, some European economies may depend on others for assistance, and the inability of such economies to achieve the reforms or objectives upon which that assistance is conditioned may result in deeper and/or longer financial downturns among the Eurozone nations. Recent events in the Eurozone have called into question the long-term viability of the euro as a shared currency among the Eurozone nations. Moreover, strict fiscal and monetary controls imposed by the European Economic and Monetary Union as well as any other requirements it may impose on member countries may significantly impact such countries and limit them from implementing their own economic policies to some degree. As the result of economic, political, regulatory or other actions taken in response to this crisis, including any discontinuation of the euro as the shared currency among the Eurozone nations or the implementation of capital controls or the restructuring of financial institutions, the Fund’s euro-denominated investments may become difficult to value, the Fund may be unable to dispose of investments or repatriate investment proceeds, the Fund’s ability to operate its strategy in connection with euro-denominated securities may be significantly impaired and the value of the Fund’s euro-denominated investments may decline significantly and unpredictably.

In June 2016, the United Kingdom approved a referendum to leave the European Union (commonly known as “Brexit”). On January 31, 2020, the United Kingdom left the European Union and entered into a transition period during which the United Kingdom and the European Union will attempt to negotiate and finalize a new trade

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agreement. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the United Kingdom and throughout Europe. Significant uncertainty remains in the market regarding the ramifications of the withdrawal of the United Kingdom from the European Union and the arrangements that will apply to the United Kingdom’s relationship with the European Union and other countries following its withdrawal; the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Furthermore, many emerging and developing market countries have experienced outbreaks of pandemic or contagious diseases from time to time. Because emerging and developing market countries tend to have less established health care systems, the adverse impact of outbreaks may be more severe for these countries. The risks of such outbreaks and resulting social, political, economic and environmental damage cannot be quantified. Such outbreaks can affect the economies of many nations, individual companies and the market in general. The impact may be short term or may last for an extended period of time.

Although the Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred. Compliance with foreign tax laws may reduce the Fund’s net income available for distribution to shareholders.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund’s shares by virtue of their transaction, if those prices reflect the fair value of the foreign securities. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments that are inherently subjective, may not always eliminate the risk of price arbitrage. The Fund’s securities may change in price on days on which the U.S. markets are closed and the Fund does not calculate its NAV or sell or redeem its shares. For more information on how the Fund uses fair value pricing, see the section “Net Asset Value.”

Foreign withholding or other taxes imposed on the Fund’s investments in foreign securities will reduce the Fund’s return on those securities. In certain circumstances, the Fund may be able to elect to permit shareholders to claim a credit or deduction on their income tax returns with respect to foreign taxes paid by the Fund. See the section “Taxes.”

Money Market Instruments

The Fund may invest in money market instruments. Money market instruments are high-quality, short-term securities. The Fund’s money market investments at the time of purchase (other than U.S. government securities (defined below) and repurchase agreements relating thereto) generally will be rated at the time of purchase in the two highest short-term rating categories as rated by a major credit agency or, if unrated, will be of comparable quality as determined by the adviser. The Fund may invest in instruments of lesser quality and do not have any minimum credit quality restriction. Money market instruments maturing in less than one year may yield less than obligations of comparable quality having longer maturities.

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Although changes in interest rates can change the market value of a security, the Fund expect those changes to be minimal with respect to these securities, which may be purchased by the Fund for defensive purposes. The Fund’s money market investments may be issued by U.S. banks, foreign banks (including their U.S. branches) or foreign branches and subsidiaries of U.S. banks. Obligations of foreign banks may be subject to foreign economic, political and legal risks. Such risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, difficulties in obtaining and enforcing a judgment against a foreign obligor, exchange control regulations (including currency blockage) and the expropriation or nationalization of assets or deposits. Foreign branches of U.S. banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches and banks may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, record keeping and the public availability of information. Obligations of such branches or banks will be purchased only when the adviser believes the risks are minimal.

The Fund may invest in U.S. government securities that include all securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities (“U.S. government securities”). Some U.S. government securities are backed by the full faith and credit of the United States. U.S. government securities that are not backed by the full faith and credit of the United States are considered riskier than those that are. See the section “U.S. Government Securities” for additional information.

Although the Fund may invest in money market instruments, they are not money market funds and therefore are not subject to the portfolio quality, maturity and NAV requirements applicable to money market funds. The Fund will not seek to maintain a stable NAV. The Fund also will not be required to comply with the rating restrictions applicable to money market funds, and will not necessarily sell an investment in cases where a security’s rating has been downgraded.

Considerations of liquidity, safety and preservation of capital may preclude the Fund from investing in money market instruments paying the highest available yield at a particular time. In addition, the Fund’s ability to trade money market securities may be constrained by the collateral and asset coverage requirements related to the Fund’s other investments. As a result, the Fund may need to buy or sell money market instruments at inopportune times. In addition, even though money market instruments are generally considered to be high-quality and a low-risk investment, recently a number of issuers of money market and money market-type instruments have experienced financial difficulties, leading in some cases to rating downgrades and decreases in the value of their securities. In addition, during the 2008 global financial downturn, many money market instruments that were thought to be highly liquid became illiquid and lost value. If the Fund’s money market instruments become illiquid, the Fund may be unable to satisfy certain of its obligations or may only be able to do so by selling other securities at prices or times that may be disadvantageous to do so.

Canadian Investments

The Fund may invest in securities of Canadian issuers to a significant extent. The Canadian and U.S. economies are closely integrated, and U.S. market conditions, including consumer spending, can have a significant impact on the Canadian economy such that an investment in Canadian securities may not have the same diversifying affect as investments in other countries. In addition, Canada is a major producer of commodities, such as forest products, metals, agricultural products and energy-related products like oil, gas and hydroelectricity. As a result, the Canadian economy is very dependent on the demand for, and supply and price of, natural resources and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Canada’s economic growth may be significantly affected by fluctuations in currency and global demand for such commodities. Investments in Canadian securities may be in Canadian dollars; see the section “Foreign Currency Transactions” for more information.

Foreign Currency Transactions

The Fund may engage in foreign currency transactions for investment purposes. Many foreign securities in the Fund’s portfolio will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such investments is generally paid to the Fund in foreign currencies. The value

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of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of the Fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of the Fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable.

To protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to “lock in” the equivalent of a dividend or interest payment in another currency, the Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate or may enter into futures contracts on an exchange. If conditions warrant, the Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date (“forward contracts”). Forward contracts are subject to many of the same risks as derivatives, as described in the section “Derivative Instruments.”

Forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, the effect of changes in the dollar value of a foreign currency on the dollar value of the Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. The Fund may incur costs in connection with conversions between various currencies, and the Fund will be subject to increased illiquidity and credit/counterparty risk because forward contracts are not traded on an exchange and often are not standardized. The Fund may also be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

In addition, the Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies may be utilized. The Fund may use options on foreign currencies to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses or lesser gains on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

The Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by the Fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected by the Fund, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

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The adviser may decide not to engage in currency transactions, and there is no assurance that any currency strategy used by the Fund will succeed. In addition, suitable currency transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions when they would be beneficial. The foreign currency transactions in which the Fund may engage involve risks similar to those described in the section “Derivative Instruments.”

The Fund’s use of currency transactions may be limited by tax considerations. Transactions in foreign currencies, foreign currency denominated debt and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned and may affect the timing or amount of distributions to shareholders.

Transactions in non-U.S. currencies are also subject to many of the risks of investing in non-U.S. securities described in the section “Foreign Securities.” Because the Fund may invest in foreign securities and foreign currencies, changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If the Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the Fund than a fund that is not over-weighted in that region.

TYPES OF PRACTICES

Derivative Instruments

The Fund may, but is not required to, use derivative instruments for risk management purposes or to seek to enhance investment returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indices and other assets. For additional information about the use of derivatives in connection with foreign currency transactions, see the section “Foreign Currency Transactions.” The Fund’s adviser may decide not to employ one or more of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Transactions in certain derivatives are subject to risks of trading through central clearing at a clearing house, while other derivatives are subject to risks of trading in the OTC markets or on non-U.S. exchanges. In addition, the U.S. government has enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which includes provisions for regulation of the derivatives market, including new clearing, margin, reporting and registration requirements. The European Union (and some other jurisdictions) are implementing similar requirements that will affect the Fund when it enters into derivatives transactions with a counterparty organized in that jurisdiction or otherwise subject to that jurisdiction’s derivatives regulations. Because these requirements are relatively new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. These regulatory changes could, among other things, restrict the Fund’s ability to engage in derivatives transactions (including because certain types of derivatives transactions may no longer be available to the Fund) and/or increase the costs of such derivatives transactions (including through increased margin requirements), and the Fund may be unable to execute its investment strategy as a result.

Additionally, the new requirements may result in increased uncertainty about credit/counterparty risk, and they may also limit the ability of the Fund to protect its interests in the event of the insolvency (or similar designation) of a derivative counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency (or similar designation), the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”). The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

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Derivatives involve special risks, including credit/counterparty risk, illiquidity, difficulties in valuation, leverage risk and, to the extent the adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses or lower income or gains than if they had not been used. The Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s NAV, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of the Fund’s use of derivatives may be limited by certain provisions of the Code. When used, derivatives may affect the amount, timing and/or character of distributions payable to, and thus taxes payable by, shareholders. See the section “Certain Additional Risks of Derivative Instruments” below for additional information about the risks relating to derivative instruments.

Several types of derivative instruments in which the Fund may invest are described in more detail below. However, the Fund is not limited to investments in these instruments and may decide not to employ any or all of these strategies.

Asset Segregation and Coverage

The Fund will segregate with its custodian or otherwise designate on its records liquid assets to ensure that it has sufficient liquid assets to meet its obligations under its derivatives contracts and similar transactions, or the Fund may engage in other measures to “cover” its obligations with respect to such transactions. The amounts that are segregated or designated may be based on the notional value of the derivative or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. In certain circumstances, the Fund may enter into an offsetting position rather than segregating or designating liquid assets (e.g., the Fund may cover a written put option with a purchased put option with the same or higher exercise price). Although the Fund’s adviser will attempt to ensure that the Fund has sufficient liquid assets to cover its obligations under its derivatives contracts, it is possible that the Fund’s liquid assets may be insufficient to support such obligations under its derivatives positions. The Fund may modify its asset segregation policies from time to time.

Options

Options transactions may involve the Fund’s buying or writing (selling) options on securities, futures contracts, securities indices (including futures on securities indices) or currencies. The Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire. Options can generally be classified as either “call” or “put” options. There are two parties to a typical options transaction: the “writer” (seller) and the “buyer.” A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return (by the amount of such premium) on the underlying security or other asset if the option is exercised, and results in a loss (equal to the amount of such premium) if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. An “American-style” option allows exercise of the option at any time during the term of the option. A “European-style” option allows an option to be exercised only at a specific time or times, such as the end of its term. Options may be traded on or off an established securities or options exchange.

If the holder (writer) of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling (buying) an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. The Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option. Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter), the value of an options contract may change as a result of the lapse of time even though the value of the futures contract or security underlying the option (and of the security or other asset deliverable under the futures contract) has not changed. As an alternative to purchasing call and put options on index futures, the Fund may purchase or sell call or put options on the underlying indices themselves. Such options would be used in a manner similar to the use of options on index futures.

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Forward Contracts

As described in the section “Foreign Currency Transactions,” the Fund may invest in forward contracts. Forward contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency or other asset at a future date at a specified price. For example, forward contracts may be used when the adviser anticipates that particular foreign currencies will appreciate or depreciate in value or to take advantage of the expected relationships between various currencies, regardless of whether securities denominated in such currencies are held in the Fund’s investment portfolio. Forward contracts may also be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. This technique would allow the Fund to “lock in” the U.S. dollar price of the investment. Forward contracts also may be used to attempt to protect the value of the Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between the Fund’s foreign securities holdings and the forward contracts entered into with respect to such holdings. The cost to the Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.

Forward contracts are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets negotiating each transaction on an individual basis. Trading in forward contracts is generally unregulated. There is no limitation on the daily price movements of forward contracts. Principals in the forward markets have no obligation to continue to make markets in the forward contracts traded. There have been periods during which certain banks or dealers have refused to quote prices for forward contracts or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and that at which they are prepared to sell. Disruptions can occur in the forward markets because of unusually high trading volume, government intervention or other factors. For example, the imposition of credit controls by governmental authorities might limit forward trading, to the possible detriment of the Fund.

Forward contracts are subject to many of the same risks as options, warrants and futures contracts described above. As described in the section “Foreign Currency Transactions,” forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, the effect of changes in the dollar value of a foreign currency on the dollar value of the Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. The Fund’s investments in forward contracts may be subject to foreign currency risk. See the section “Foreign Currency Transactions” for more information.

Additionally, in its forward trading, the Fund is subject to the credit/counterparty risk of, or the inability or refusal to perform with respect to its forward contracts by, the principals with which the Fund trades. The Fund on deposit with such principals are generally not protected by the same segregation requirements imposed on broker-dealers in respect of customer funds on deposit with them. The Fund may place forward trades through agents, so that the insolvency or bankruptcy of such agents could also subject the Fund to the risk of loss.

Credit/Counterparty Risk

The Fund will be exposed to the credit risk of the counterparties with which it trades, or the brokers, dealers and exchanges through which, it trades, whether it engages in exchange traded or off-exchange transactions. Transactions entered into by the Fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. There can be no assurance that a failure by any such entity will not lead to a loss to the Fund. To the extent the Fund engages in cleared derivatives transactions, it will be subject to the credit/counterparty risk of the clearing house and the clearing member through which it holds its cleared position. If the Fund engages in futures transactions, it will also be exposed to the credit/counterparty risk of its FCM. If the Fund’s FCM or clearing member (as applicable) becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, even if the clearing house fully discharges all of its obligations. The Commodity Exchange Act (the “CEA”) requires an FCM to segregate all funds received from its customers with respect to regulated futures transactions from such FCM’s proprietary funds. If an FCM were not to do so to the full extent required by law, the assets of an account might not be fully protected in the event of the bankruptcy of an FCM. Furthermore, in the event of an FCM’s bankruptcy, the Fund would be limited to recovering only a pro rata share of all available funds

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segregated on behalf of an FCM’s combined customer accounts, even if certain property held by an FCM is specifically traceable to the Fund (for example, U.S. Treasury bills deposited by the Fund). It is possible that the Fund would be unable to recover from the FCM’s estate the full amount of its funds on deposit with such FCM and owing to the Fund. Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital. Similar requirements, restrictions and risks apply to clearing members as well. In addition, in the event of the bankruptcy or insolvency of the clearing house, the Fund might experience a loss of funds deposited through its FCM or clearing member (as applicable) as margin with the clearing house, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by an FCM who is a member of such clearing house.

The Fund may also engage in bilateral (OTC) derivative transactions, which are not centrally cleared. Because bilateral derivative and other transactions are traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the contracts. Although the Fund intends to enter into transactions only with counterparties that the Fund’s adviser believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. In situations where the Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral or that the counterparty may default. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Credit/counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Credit/counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

Credit/counterparty risk with respect to derivatives is being affected by new rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit/counterparty risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit/counterparty risk of its original counterparty to the derivative transaction. Credit/counterparty risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers generally are held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts generally are held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing organization will use the Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps

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for all of its customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

The Fund is subject to the risk that issuers of the instruments in which the Fund invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments and any derivatives whose value is based on such instruments. There can be no assurance that an issuer of an instrument in which the Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

As described above, in the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit the Fund from exercising termination rights based on the financial institution’s insolvency.

Short Exposure Risk

A short exposure through a derivative may present various risks, including credit/counterparty risk and leverage risk. If the value of the asset, asset class or index on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. Unlike a direct cash investment such as a stock, bond or exchange-traded fund, where the potential loss is limited to the purchase price, the potential risk of loss from a short exposure is theoretically unlimited. The Fund may be unable to borrow securities in connection with a short sale or to enter into a short position at an advantageous time or price, which could limit its ability to obtain the desired short exposure. Moreover, there can be no assurance that the Fund will be able to cover its short positions. For example, an uncovered call writer’s loss is potentially unlimited.

Certain Additional Risks of Derivative Instruments

As described in the Prospectus, the Fund intends to use derivative instruments, including several of the instruments described above to seek to enhance its investment returns as well as for risk management purposes. Although the adviser may seek to use these transactions to achieve the Fund’s investment goals, no assurance can be given that the use of these transactions will achieve this result. Any or all of these investment techniques may be used at any time. The ability of the Fund to utilize these derivative instruments successfully will depend on its adviser’s ability to predict pertinent market movements, which cannot be assured. Furthermore, the Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s NAV. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent that the Fund is not able to close out a leveraged position because of market illiquidity, its liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Use of derivatives for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging. A short exposure through a derivative may present additional risks. If the value of the asset, asset class or index on which the Fund has obtained a short exposure increases, the Fund will incur a loss. Moreover, the potential loss from a short exposure is theoretically unlimited.

The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates or other economic factors and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly. If the

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adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss. If the adviser o incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. To the extent that the Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of other securities, changes in the value of those other securities may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Although the adviser may seek to use these transactions to achieve the Fund’s investment goals, no assurance can be given that the use of these transactions will achieve this result. One risk arises because of the imperfect correlation between movements in the price of derivatives contracts and movements in the price of the securities, indices or other assets serving as reference instruments for the derivative. The Fund’s derivative strategies will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that the Fund will be able to effect such compensation. For example, the correlation between the price movement of the derivatives contract and the hedged security may be distorted due to differences in the nature of the relevant markets. If the price of the futures contract moves more than the price of the hedged security, the Fund would experience either a loss or a gain on the derivative that is not completely offset by movements in the price of the hedged securities. For example, in an attempt to compensate for imperfect price movement correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. Conversely, the Fund may purchase or sell futures contracts in a smaller dollar amount than the hedged securities if the volatility of the price of hedged securities is historically less than that of the futures contracts. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. With respect to certain derivative transactions (e.g. short positions in which the Fund does not hold the instrument to which the short position relates), the potential risk of loss to the Fund is theoretically unlimited.

The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. See the section entitled, “Index Futures Contracts” for more information. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index futures contract relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

Price movement correlation in derivative transactions also may be distorted by the illiquidity of the derivatives markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in derivatives because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, derivatives market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the presence of speculators may create temporary price distortions unrelated to the market in the underlying securities.

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Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Future prices have in the past occasionally exceeded the daily limit for several consecutive trading days with little or no trading. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

Income earned by the Fund from its options activities generally will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of the Fund’s portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

The value of the Fund’s derivative instruments may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities or derivatives held in the Fund’s portfolio. All transactions in derivatives involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund’s investment. When the Fund writes a call option or sells a futures contract without holding the underlying securities, currencies or futures contracts, its potential loss is unlimited.

The successful use of derivatives will depend in part on the adviser’s ability to forecast securities market, currency or other financial market movements correctly. For example, the Fund’s ability to hedge against adverse changes in the value of securities held in its portfolio through options also depends on the degree of correlation between changes in the value of options positions and changes in the values of the portfolio securities. The successful use of certain other derivatives also depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. Furthermore, the Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s NAV. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent the Fund is not able to close out a leveraged position because of market illiquidity, its liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations.

In the case of OTC options, the Fund is at risk that the other party to the transaction will default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity. See the section entitled “Credit/Counterparty Risk” above for additional information.

The derivatives markets of some foreign countries are small compared to those of the United States and consequently are characterized in some cases by less liquidity than U.S. markets. In addition, derivatives that are traded on foreign exchanges may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, may be subject to less detailed reporting requirements and regulatory controls, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume. Furthermore, investments in derivatives markets outside of the United States are subject to many of the same risks as other foreign investments. See the section “Foreign Securities.”

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Risk of Government Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment goals. It is impossible to fully predict the effects of legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement their investment strategies. In particular, the Dodd-Frank Act, has and will continue to change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act has caused broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin and capital requirements for uncleared OTC derivatives transactions. Similar regulations are being adopted in other jurisdictions around the world.

These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Fund, since the Fund has to pay fees to its clearing members and is typically required to post more margin for cleared derivatives than it has historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. These rules and regulations are relatively new and evolving, so their potential impact on the Fund and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Fund to new kinds of costs and risks.

Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Future prices have in the past occasionally exceeded the daily limit for several consecutive trading days with little or no trading. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

In November 2019, the SEC proposed a new rule that would govern the use of derivatives by mutual funds such as the Fund. If adopted as proposed, the rule would, among other things, require that a fund entering into derivatives transactions comply with an absolute or relative value-at-risk limitation and implement a derivatives risk management program, unless the fund’s derivatives usage is maintained at minimal levels. While the full extent and cost of these regulations is unclear, and proposed regulations may be revised before adoption or may never be adopted, these regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions (through increased margin or capital requirements).

Additional Risk Factors in Cleared Derivatives Transactions

Transactions in some types of swaps (including interest rate swaps and credit default index swaps on North American and European indices) are required to be centrally cleared. In a cleared derivatives transaction, the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of a clearing house and only members of a clearing house can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In a cleared a derivatives transactions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

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Under some circumstances, centrally cleared derivative arrangements are less favorable to the Fund than bilateral arrangements. For example, the Fund may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, following a period of notice to the Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose the Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of clearing house margin requirements typically is held by the clearing member. Also, the Fund is subject to risk if it enters into a derivative transaction that is required to be cleared (or that the adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing member generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for the Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between the Fund and the clearing member is developed by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, this documentation generally includes a one-way indemnity by the Fund in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as the Fund’s clearing member, and the documentation typically does not give the Fund any rights to exercise remedies if the clearing member defaults or becomes insolvent.

Some types of cleared derivatives are required to be executed on an exchange or on a SEF. A SEF is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a SEF can create additional costs and risks for the Fund. For example, SEFs typically charge fees, and if the Fund executes derivatives on a SEF through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a SEF, or a broker intermediary who executes cleared derivatives on a SEF on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the SEF. See the subsection “Swap Execution Facilities” above for additional information.

Other Derivatives; Future Developments

The above discussion relates to the Fund’s proposed use of certain types of derivatives currently available. However, the Fund is not limited to the transactions described above. In addition, the relevant markets and related regulations are constantly changing and, in the future, the Fund may use derivatives not currently available or widely in use.

CFTC Regulation

The Fund’s adviser has claimed an exclusion from the definition of Commodity Pool Operator (“CPO”) pursuant to CFTC Rule 4.5 (the “exclusion”) with respect to its operation of the Fund. Accordingly, the adviser (with respect to the Fund) is not subject to registration or regulation as a CPO under the CEA. To remain eligible for the exclusion, the Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that the Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the adviser may be required to register as a CPO and/or as a “commodity trading advisor” with the CFTC with respect to the Fund. The adviser’s eligibility to claim the exclusion with respect to the Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. The Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the adviser’s intention to operate the Fund in a manner that would permit the adviser to continue to claim the exclusion under Rule 4.5, which

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may adversely affect the Fund’s total return. In the event the adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a CPO with respect to the Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

Illiquid Securities

The Fund may purchase illiquid securities. Illiquid securities generally are those that are not readily resalable. Securities whose disposition is restricted by federal securities laws may be considered illiquid. Securities generally will be considered “illiquid” if the Fund reasonably expects the security cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Investment in illiquid securities involves the risk that the Fund may be unable to sell such a security at the desired time or at the price at which the Fund values the security. Also, the Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

The Fund has implemented a liquidity risk management program pursuant to Rule 22e-4 under the 1940 Act. In accordance with Rule 22e-4, the Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. In the event the Fund’s illiquid investments exceed 15% of the Fund’s net assets, the adviser will seek to bring the Fund’s illiquid investments to or below 15% of the Fund’s net assets within a reasonable time.

Initial Public Offerings (“IPO”)

The Fund may purchase securities of companies that are offered pursuant to an IPO. An IPO is a company’s first offering of stock to the public in the primary market, typically to raise additional capital. The Fund may purchase a “hot” IPO (also known as a “hot issue”), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. The Fund’s investment in IPO securities may have a significant impact on the Fund’s performance and may result in significant capital gains.

Private Placements

The Fund may invest in securities that are purchased in private placements. While private placements may offer opportunities for investment that are not otherwise available on the open market, these securities may be subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult or impossible to sell the securities when its adviser believes that it is advisable to do so, or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing the Fund’s NAV.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell the illiquid securities promptly at an acceptable price. The Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations are typically less readily available (if available at all) for these securities. The judgment of the Fund’s adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

The Fund may be deemed to be an underwriter for purposes of the Securities Act when reselling privately issued securities to the public. As such, the Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

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Repurchase Agreements

The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Repurchase agreements are economically similar to collateralized loans by the Fund. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market/issuer risk. The Fund does not have percentage limitations on how much of its total assets may be invested in repurchase agreements. The Fund typically uses repurchase agreements for cash management and temporary defensive purposes. The Fund may invest in a repurchase agreement that does not produce a positive return to the Fund if the adviser believes it is appropriate to do so under the circumstances (for example, to help protect the Fund’s uninvested cash against the risk of loss during periods of market turmoil). While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement, for example, against a counterparty undergoing financial distress.

Securities Lending

The Fund may lend a portion of its portfolio securities to brokers, dealers financial institutions or other borrowers under contracts calling for the deposit by the borrower with the Fund’s custodian of collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. If the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and the Fund will also receive a fee or interest on the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement. These fees or interest are income to the Fund, although the Fund often must share a portion of the income with the securities lending agent and/or the borrower. The Fund will continue to benefit from interest or dividends on the securities loaned (although the payment characteristics may change) and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement. Under some securities lending arrangements, the Fund may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned, pass to the borrower. However, if a material event (as determined by the adviser ) affecting the investment occurs, the Fund may seek to recall the securities so that the securities may be voted by the Fund, although the adviser may not know of such event in time to recall the securities or may be unable to recall the securities in time to vote them. The Fund pays various fees in connection with such loans, including fees to the party arranging the loans, shipping fees and custodian and placement fees approved by the Board or persons acting pursuant to the direction of the Board.

Securities loans must be fully collateralized at all times, but involve some credit/counterparty risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering or applying the collateral. In addition, any investment of cash collateral is generally at the sole risk of the Fund. New regulations require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements in the event the counterparty or its affiliate becomes subject to a resolution or insolvency proceeding. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan generally are at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash, possibly requiring it to liquidate other portfolio securities to satisfy its obligations. The Fund did not have any securities lending activity during its most recently completed fiscal year.

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When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in interest rates and securities prices, the Fund may purchase securities on a forward commitment or when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. An adviser will commit to purchase such securities only with the intention of actually acquiring the securities, but the adviser may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued or delayed delivery basis when an adviser is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Fund on a forward commitment basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

TEMPORARY DEFENSIVE POSITIONS

The Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders’ capital, the adviser may employ a temporary defensive strategy if they determine such a strategy to be warranted. Pursuant to such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units), and/or invest up to 100% of its assets in cash, high-quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long the Fund will employ temporary defensive strategies. The use of temporary defensive strategies may prevent the Fund from achieving its goal.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market or other short-term high-quality debt instruments.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year, in each case excluding securities having maturity dates at acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, thereby decreasing the Fund’s total return. High portfolio turnover also may give rise to additional taxable income for the Fund’s shareholders, including through the realization of short-term capital gains, which are typically taxed to shareholders at ordinary income tax rates, and therefore can result in higher taxes for shareholders that hold their shares in taxable accounts. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods. The Fund anticipates that its portfolio turnover rate will vary from time to time depending on the volatility of economic, market and other conditions. The rate of portfolio turnover will not be a limiting factor when the Fund’s adviser believes that portfolio changes are appropriate.

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For the fiscal years ended January 31, 2019 and January 31, 2020, the portfolio turnover rates for the AEW Global Focused Real Estate Fund were 20% and 107%, respectively. The variation in the Fund’s turnover rate from the year ended January 31, 2019 to the year ended January 31, 2020 was primarily due to a change in the investment strategy of the Fund.

PORTFOLIO HOLDINGS INFORMATION

The Trust’s Board has adopted policies to limit the disclosure of confidential portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board. These policies are summarized below. Generally, portfolio holdings information will not be disclosed until it is first posted on the Fund’s website at im.natixis.com. Generally, full portfolio holdings information will not be posted until it is aged for at least 30 days. A list of the Fund’s top 10 holdings generally will be available on a monthly basis within 30 days after month-end. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the Fund may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

The Board has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the Fund:

(1)	Disclosure of portfolio holdings posted on the Fund’s website, provided that information is shared no sooner than the next day following the day on which the information is posted;

(2)

Disclosure to firms offering industry-wide services, provided that the firm has agreed in writing to maintain the confidentiality of the Fund’s portfolio holdings. Entities that receive information pursuant to this exception include Lipper (monthly disclosure of full portfolio holdings, provided 6 days after month-end), and FactSet (daily disclosure of full portfolio holdings, provided the next business day);

(3)

Disclosure (subject to a written confidentiality provision) to Broadridge Financial Solutions, Inc. as part of the proxy voting recordkeeping services provided to the Fund, and to Glass Lewis & Co., LLC as part of the proxy voting research services provided to the adviser;

(4)

Disclosure to employees of the Fund’s adviser (and the adviser’ participating affiliates, if any), principal underwriter, administrator, custodian, financial printer, fund accounting agent and independent registered public accounting firm, fund counsel and Independent Trustees’ counsel, as well as to broker-dealers executing and third-party firms analyzing the trading costs of portfolio transactions for the Fund, provided that such disclosure is made for bona fide business purposes;

(5)

Disclosure to Natixis Investment Managers (“Natixis”), in its capacity as the seed capital investor for the Fund, in order to satisfy certain reporting obligations to its parent company and for its own risk management purposes; provided that Natixis agrees to maintain its seed capital in the Fund for a set period and does not effect a redemption of Fund shares while in possession of information that is not publicly available to other investors in the Fund. Natixis and its parent utilize a third-party service provider, Aptimum Formation Développment (“Aptimum”), to assist with its analysis of risk. Any sharing of holdings information with Aptimum is subject to a confidentiality agreement; and

(6)	Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Fund. Such exceptions will be reported to the Board.

With respect to items (2) through (5) above, disclosure is made pursuant to procedures that have been approved by the Board, and may be made by employees of the adviser, administrator or custodian. With respect to (6) above, approval will be granted only when the officer determines that the Fund has a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this Statement, the only entities that receive information pursuant to this exception are Confluence Technologies, Inc. (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to quarterly Form N-PORT filings; Donnelley Financial Solutions (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purposes of performing certain functions related to the production of the Fund’s semiannual financial statements, quarterly N-PORT filings and other related items; Financial Recovery Technologies (quarterly, disclosure of full portfolio

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holdings) for the purpose of class action monitoring; ICE Data Services (daily disclosure of full portfolio holdings) for the purpose of performing functions related to the liquidity classification of investments; Electra Information Systems, Inc. (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations of portfolio holdings of the Funds; Ernst & Young LLP (annually, or more frequently as needed, disclosure of foreign equity securities) for the purpose of performing certain functions related to the production of the Fund’s federal income and excise tax returns; STP Investment Services (daily disclosure of full holdings) for the purpose of performing middle and back-office services. These entities may in turn disclose portfolio holdings information to its affiliates and third parties in connection with the provision of services to the Funds. Although the Trust may enter into written confidentiality agreements, in other circumstances, such as those described in (4) above, the obligation to keep information confidential may be based on common law, professional or statutory duties of confidentiality. Common law, professional or statutory duties of confidentiality, including the duty not to trade on the information, may not be as clearly delineated and may be more difficult to enforce than contractual duties. The Fund’s officers determine on a case-by-case basis whether it is appropriate for the Fund to rely on such common law, professional or statutory duties. The Fund’s Board exercises oversight of the disclosure of the Fund’s portfolio holdings by, among other things, receiving and reviewing reports from the Fund’s chief compliance officer regarding any material issues concerning the Fund’s disclosure of portfolio holdings or from officers of the Fund in connection with proposed new exceptions or new disclosures pursuant to item (6) above. Notwithstanding the above, there is no assurance that the Fund’s policies on the sharing of portfolio holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

Other registered investment companies that are advised by the adviser may be subject to different portfolio holdings disclosure policies, and neither the adviser, nor the relevant Trust’s Board exercises control over such policies or disclosure. In addition, separate account clients of the adviser have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policies. Some of the funds that are advised or subadvised by the adviser and some of the separate accounts managed by an adviser may have investment objectives and strategies that are substantially similar or identical to the Fund’s investment objectives and strategies, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings as the Fund.

In addition, any disclosures of portfolio holdings information by the Fund or its adviser must be consistent with the anti-fraud provisions of the federal securities laws, the Fund’s and the adviser’s fiduciary duty to shareholders, and the Fund’s code of ethics. The Fund’s policies expressly prohibit the sharing of portfolio holdings information if the Fund, the adviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term “consideration” includes any agreement to maintain assets in the Fund or in other funds or accounts managed by the adviser or by any affiliated person of the adviser.

MANAGEMENT OF THE TRUST

The Trust is governed by the Board, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund and review the Fund’s performance.

Trustees and Officers

The table below provides certain information regarding the Trustees and officers of the Trust. For the purposes of this table and for purposes of this Statement, the term “Independent Trustee” means those Trustees who are not “interested persons,” as defined in the 1940 Act. In certain circumstances, Trustees are also required to have no direct or indirect financial interest in the approval of a matter being voted on in order to be considered “independent” for the purposes of the requisite approval. For purposes of this Statement, the term “Interested Trustee” means those Trustees who are “interested persons”, as defined in the 1940 Act.

The following table provides information about the members of the Board, including information about their principal occupations during the past five years, information about other directorships held at public companies, and a summary of the experience, qualifications, attributes or skills that led to the conclusion that the Trustee should serve as such. Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197.

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
INDEPENDENT TRUSTEES
Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	Retired	51 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Chairperson of the Governance Committee and Audit Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	51 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense); Director of Triumph Group (aerospace industry)	51 None	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Wendell J. Knox (1948)	Trustee since 2009 Chairperson of the Contract Review Committee	Director of Abt Associates Inc. (research and consulting)	51 Director, The Hanover Insurance Group (property and casualty insurance); formerly Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	51 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	51 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity).	51 Director, FutureFuel.io (chemicals and biofuels)	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	51 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	51 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	51 Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Audit Committee Member and Governance Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	51 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

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INTERESTED TRUSTEES
Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	51 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.	51 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

[1]

Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one-year term as the Chairperson of the Board on June 12, 2019.

[2]

The Trustees of the Trust serve as Trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]
OFFICERS OF THE TRUST
Russell L. Kane (1969)	Secretary, Clerk, and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Kirk D. Johnson (1981)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since December 2018	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.; Vice President and Counsel, Natixis Investment Managers, LLC

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

Qualifications of Trustees

The preceding tables provide an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. The current members of the Board have joined the Board at different points in time. Generally, no one factor was determinative in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the individual as a director or senior officer of other public companies; (iii) the individual’s educational background; (iv) the individual’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the individual, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the individual’s perceived ability to contribute to the ongoing functions of the Board, including the individual’s ability and commitment to attend meetings

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regularly and work collaboratively with other members of the Board; (vii) the individual’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Board determined to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions. Each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the tables above.

Leadership and Structure of the Board

The Board is led by the Chairperson of the Board, who is an Independent Trustee. The Board currently consists of thirteen Trustees, eleven of whom are Independent Trustees. The Trustees have delegated significant oversight authority to the three standing committees of the Trust, the Audit Committee, the Contract Review Committee and the Governance Committee, each of which consists solely of Independent Trustees. These committees meet separately and at times jointly, with the joint meetings intended to educate and involve all Independent Trustees in significant committee-level topics. As well as handling matters directly, the committees raise matters to the Board for consideration. In addition to the oversight performed by the committees and the Board, the Chairperson of the Board and the chairpersons of each committee interact frequently with management regarding topics to be considered at Board and committee meetings as well as items arising between meetings. At least once a year the Governance Committee reviews the Board’s governance practices and procedures and recommends appropriate changes to the full Board. The Board believes its leadership structure is appropriate and effective in that it allows for oversight at the committee or board level, as the case may be, while facilitating communications among the Trustees and between the Board and Fund management.

The Contract Review Committee of the Trust consists solely of Trustees who are not employees, officers or directors of Natixis Advisors, the Distributor or their affiliates and considers matters relating to advisory and distribution arrangements and potential conflicts of interest between the Fund’s adviser and the Trust. During the fiscal year ended January 31, 2020, this committee held five meetings.

The Governance Committee of the Trust consists solely of Trustees who are not employees, officers or directors of Natixis Advisors, the Distributor or their affiliates and considers matters relating to candidates for membership on the Board and Trustee compensation. The Governance Committee makes nominations for Independent Trustee membership on the Board when necessary and considers recommendations from shareholders of the Fund that are submitted in accordance with the procedures by which shareholders may communicate with the Board. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board, c/o Secretary of the Funds, Natixis Advisors, L.P., 888 Boylston Street, Suite 800, Boston, MA 02199-8197. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the name of the Fund to which the communication relates, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Fund). A recommendation for Trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded. The recommendation must contain sufficient background information concerning the Trustee candidate to enable a proper judgment to be made as to the candidate’s qualifications. During the fiscal year ended January 31, 2020, this committee held four meetings.

The Governance Committee has not established specific, minimum qualifications that must be met by an individual to be recommended for nomination as an Independent Trustee. The Governance Committee, however, believes that the Board as a whole should reflect a diversity of viewpoints, and will generally consider each nominee’s professional experience, education, financial expertise, gender, ethnicity, age and other individual qualities and attributes, such considerations will vary based on the Board’s existing composition. The Governance Committee has adopted a diversity policy pursuant to which the committee, through its nomination and evaluation process, will seek to maintain a well-rounded and diverse Board that is composed of individuals who can fairly represent the interests and concerns of Fund shareholders. The Governance Committee conducts an annual self-assessment and will consider the effectiveness of its diversity policy as part of this process. In evaluating candidates for a position on the Board, the Governance Committee may consider a variety of factors, including (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s educational and professional accomplishments; (iii) the nominee’s demonstrated business acumen, including, but not limited to, knowledge of the mutual fund industry and/or

43

any experience possessed by the nominee as a director or senior officer of a financial services company or a public company; (iv) the nominee’s ability to exercise sound judgment in matters related to the objectives of the Fund; (v) the nominee’s willingness to contribute positively to the decision-making process of the Board and to bring an independent point of view; (vi) the nominee’s commitment and ability to devote the necessary time and energy to be an effective Independent Trustee; (vii) the nominee’s ability to understand the sometimes conflicting interests of various constituencies of the Fund and to act in the interests of all shareholders; (viii) the absence of conflicts of interests that would impair his or her ability to represent all shareholders and to fulfill director fiduciary responsibilities; (ix) the nominee’s ability to be collegial and compatible with current members of the Board and management of the Fund; (x) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (xi) the nominee’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (xii) such other factors as the committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions.

The Audit Committee of the Trust consists solely of Independent Trustees and considers matters relating to the scope and results of the Trust’s audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in an audit with the Board. The Audit Committee also reviews and monitors compliance with stated investment objectives and policies, SEC regulations as well as operational issues relating to the transfer agent, administrator, sub-administrator and custodian. In addition, the Audit Committee implements procedures for receipt, retention and treatment of complaints received by the Fund regarding its accounting, internal accounting controls and the confidential, anonymous submission by officers of the Fund or employees of certain service providers of concerns related to such matters. During the fiscal year ended January 31, 2020, this committee held four meetings.

The current membership of each committee is as follows:

Audit Committee	Contract Review Committee	Governance Committee
Erik R. Sirri – Chairperson	Wendell J. Knox – Chairperson	Edmond J. English – Chairperson
Edmond J. English	Richard A. Goglia	Richard A. Goglia
Martin T. Meehan	Maureen B. Mitchell	Maureen B. Mitchell
Peter J. Smail	James P. Palermo	Peter J. Smail
Cynthia L. Walker	Kirk A. Sykes	Cynthia L. Walker

As chairperson of the Board, Mr. Drucker is an ex officio member of each Committee.

Board’s Role in Risk Oversight of the Fund

The Board’s role is one of oversight of the practices and processes of the Fund and its service providers, rather than active management of the Trust, including in matters relating to risk management. The Board seeks to understand the key risks facing the Fund, including those involving conflicts of interest; how Fund management identifies and monitors these risks on an ongoing basis; how Fund management develops and implements controls to mitigate these risks; and how Fund management tests the effectiveness of those controls. The Board cannot foresee, know, or guard against all risks, nor are the Trustees’ guarantors against risk.

Periodically, Fund officers provide the full Board with an overview of the enterprise risk assessment program in place at Natixis Advisors and the Distributor, which serve as the administrator of and principal underwriter to the Fund, respectively. Fund officers on a quarterly and annual basis also provide the Board (or one of its standing committees) with written and oral reports on regulatory and compliance matters, operational and service provider matters, organizational developments, product proposals, Fund and internal audit results, and insurance and fidelity bond coverage, along with a discussion of the risks and controls associated with these matters, and periodically make presentations to management on risk issues and industry best practices. Fund service providers, including advisers, transfer agents and the custodian, periodically provide Fund management and/or the Board with information about their risk assessment programs and/or the risks arising out of their activities. The scope and frequency of these reports vary. Fund officers also communicate with the Trustees between meetings regarding material exceptions and other items germane to the Board’s risk oversight function.

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Pursuant to Rule 38a-1 under the 1940 Act, the Board has appointed a Chief Compliance Officer (“CCO”) who is responsible for administering the Fund’s compliance program, including monitoring and enforcing compliance by the Fund and its service providers with the federal securities laws. The CCO has an active role in daily Fund operations and maintains a working relationship with all relevant advisory, compliance, operations and administration personnel for the Fund’s service providers. On at least a quarterly basis, the CCO reports to the Independent Trustees on significant compliance program developments, including material compliance matters, and on an annual basis, the CCO provides the full Board with a written report that summarizes his review and assessment of the adequacy of the compliance programs of the Fund and its service providers. The CCO also periodically communicates with the Audit Committee members between its scheduled meetings.

Fund Securities Owned by the Trustees

As of December 31, 2019, the Trustees had the following ownership in the Fund and in all funds in the Fund Complex:

Independent Trustees

Dollar Range of Fund Shares[1]	Kenneth A. Drucker	Edmond J. English[2]	Richard A. Goglia[2]	Wendell J. Knox[2]	Martin T. Meehan[2]	Maureen B. Mitchell	James P. Palermo[2]	Erik R. Sirri[2]	Peter J. Smail	Kirk A. Sykes	Cynthia L. Walker[2]
AEW Global Focused Real Estate Fund	A	A	A	A	A	A	C	A	A	A	A
Aggregate Dollar Range of Fund Shares in Fund Complex Overseen by Trustee	E	E	E	E	E	E	E	E	E	E	E

[1]	A. None

B. $1 - $10,000

C. $10,001 - $50,000

D. $50,001 - $100,000

E. over $100,000

[2]	Amounts include economic value of notional investments held through the deferred compensation plan.

Interested Trustees

Dollar Range of Fund Shares*	Kevin P. Charleston	David L. Giunta
AEW Global Focused Real Estate Fund	A	A
Aggregate Dollar Range of Fund Shares in Fund Complex Overseen by Trustee	E	E

* A. None	D. $50,001 - $100,000
B. $1 - 10,000	E. over $100,000
C. $10,001 - $50,000

Trustee Fees

The Trust pays no compensation to its officers or to Trustees who are employees, officers or directors of Natixis Advisors, the Distributor, or their affiliates.

The Chairperson of the Board receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board meetings or committee meetings that he attends. Each Trustee who is not an employee, officer or director of Natixis Advisors, the Distributor or their affiliates (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $199,000. Each Trustee who is not an employee, officer or director of Natixis Advisors, the Distributor or their affiliates also receives a meeting attendance fee of $10,000 for each meeting of the Board that he or she attends in person and $5,000 for each meeting of the Board that he or she attends telephonically. In addition, the Chairperson of the Audit Committee, the Chairperson of the Contract Review Committee, and the Chairperson of the Governance Committee, each receive an additional retainer fee at an annual rate of $20,000. Each Contract Review Committee and Audit Committee member is compensated $6,000 for each committee meeting that he or she attends in person and $3,000 for each committee meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

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During the fiscal year ended January 31, 2020, the Trustees received the amounts set forth in the following table for serving as Trustees of the Trust and of the Fund Complex. The table also sets forth, as applicable, pension or retirement benefits accrued as part of fund expenses, as well as estimated annual retirement benefits:

Compensation Table

For the Fiscal Year Ended January 31, 2020

	Aggregate Compensation from Natixis Funds Trust IV1	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[2]
INDEPENDENT TRUSTEES
Kenneth A. Drucker	$848	$0	$0	$360,000
Edmond J. English	$14,956	$0	$0	$260,000
Richard A. Goglia	$16,014	$0	$0	$265,000
Wendell J. Knox	$16,554	$0	$0	$275,000
Martin T. Meehan	$16,014	$0	$0	$265,000
Maureen B. Mitchell	$16,014	$0	$0	$265,000
James P. Palermo	$16,014	$0	$0	$265,000
Erik R. Sirri	$17,091	$0	$0	$285,000
Peter J. Smail	$16,551	$0	$0	$275,000
Kirk A. Sykes[3]	$5,239	$0	$0	$95,333
Cynthia L. Walker	$16,822	$0	$0	$280,000
INTERESTED TRUSTEES
Kevin P. Charleston	$0	$0	$0	$0
David L. Giunta	$0	$0	$0	$0

[1]

Amounts include payments deferred by Trustees for the fiscal year ended January 31, 2020 with respect to the Trust. The total amount of deferred compensation accrued for Natixis Funds Trust IV as of January 31, 2020 for the Trustees is as follows: Drucker ($1,749), English ($11,395), Goglia ($51,629), Knox ($34,324), Meehan ($17,717), Palermo ($22,196), Sirri ($22,018) and Walker ($92,805).

[2]

Total Compensation represents amounts paid during the fiscal year ended January 31, 2020 to a Trustee for serving on the board of seven (7) trusts with a total of fifty-two (52) funds as of January 31, 2020.

[3]	Mr. Sykes was appointed to the Board effective September 1, 2019.

The Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust do not provide pension or retirement benefits to the Trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Fund on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in another fund in the Fund Complex selected by the Trustee on the normal payment date for such fees.

Management Ownership

As of May 1, 2020, the officers and Trustees of the Trust collectively owned less than 1% of the then outstanding shares of the Fund.

Code of Ethics

The Trust, the adviser, and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available, from the SEC.

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Proxy Voting Policies

The Board has adopted the Proxy Voting Policy and Guidelines (the “Procedures”) for the voting of proxies for securities held by the Fund. Under the Procedures, decisions regarding the voting of proxies shall be made solely in the interest of the Fund and its shareholders. The adviser shall exercise its fiduciary responsibilities to vote proxies with respect to the Fund’s investments that are managed by the adviser in a prudent manner in accordance with the Procedures and the proxy voting policies of the adviser. Proposals that, in the opinion of the adviser, are in the best interests of shareholders are generally voted “for” and proposals that, in the judgment of the adviser, are not in the best interests of shareholders are generally voted “against.” The adviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trust in connection with the voting of proxies. he adviser shall make available to the Fund, or Natixis Advisors, the Fund’s administrator, the records and information maintained by the adviser under the Procedures.

AEW utilizes the services of a third party proxy service provider (“Proxy Service Provider”) to assist in voting proxies. When voting proxies, AEW acts prudently, solely in the best interest of its clients, and for the exclusive purpose of maximizing value to its clients. AEW takes reasonable steps under the circumstances to assure that it has actually received all of the proxies for which it has voting authority. AEW considers those factors that would affect the value of its clients’ investments and may not, unless specifically directed to do so by a client, consider unrelated objectives, such as social considerations. In the event of any conflict of interest involving any proxy vote, AEW will vote in accordance with recommendations provided by an independent Proxy Service Provider.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, 2019 is available without charge through the Fund’s website, im.natixis.com and on the SEC’s website at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Information About the Organization and Ownership of the Adviser of the Fund

Natixis Advisors is a limited partnership owned by Natixis Investment Managers, LLC, the holding company for the North American asset management business (“Natixis IM-NA”).

Natixis IM-NA is part of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.

AEW is a limited partnership owned by Natixis IM-NA.

The 10 principal subsidiary or affiliated asset management firms of Natixis IM-NA collectively had over $540.40 billion in assets under management or administration as of December 31, 2019.

Advisory Agreement

The Fund’s advisory agreement with AEW provides that the adviser will furnish or pay the expenses of the Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The adviser may delegate certain administrative services to its affiliates. The adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage the Fund’s assets in accordance with its investment objectives and policies.

The Fund pays all expenses not borne by its adviser including, but not limited to, the charges and expenses of the Fund’s custodian and transfer agent, independent registered public accounting firm, legal counsel for the Fund, legal counsel for the Trust’s Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares

47

under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Fund’s adviser or its affiliates, other than affiliated registered investment companies. Certain expenses may be allocated differently among the Fund’s Class A, Class C and Class T shares, on the one hand, and Class N and Class Y shares on the other hand. See “Description of the Trust” and “Ownership of Fund Shares.”

The advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

The advisory agreement may be terminated without penalty by vote of the Board of the Trust or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice, or by the Fund’s adviser upon 90 days’ written notice. The advisory agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The advisory agreement provides that the adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties

Distribution Agreements and Rule 12b-1 Plans

Under a separate agreement with the Fund, the Distributor serves as the principal distributor of each class of shares of the Fund. The Distributor’s principal business address is 888 Boylston Street, Suite 800, Boston, Massachusetts 02199-8197. Under these agreements (the “Distribution Agreements”), the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Fund available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders. The Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing Prospectuses to existing shareholders.

The Distributor is compensated under each agreement through receipt of the sales charges on Class A and Class T shares described below under “Net Asset Value” and is paid by the Fund the service and distribution fees described in the Prospectus. The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of Class A, Class C and Class T shares of the Fund to investment dealers from time to time. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of the Fund’s shares.

The Fund has adopted Rule 12b-1 plans (the “Plans”) for its Class A, Class C and Class T shares. Class N and Class Y shares have no such plans. The Plans, among other things, permit the applicable class of shares to pay the Distributor monthly fees out of its net assets. These fees consist of a service fee and a distribution fee. Certain Distributor fees that are paid by a distributor to securities dealers are known as “trail commissions.” Pursuant to Rule 12b-1 under the 1940 Act, each Plan was approved by the shareholders of the Fund, and (together with the related Distribution Agreement) by the Board, including a majority of the Independent Trustees of the Trust.

Under the Plans, the Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of the Fund’s average daily net assets attributable to the Class A, Class C and Class T shares, as applicable. In the case of Class C shares, the Distributor retains the first year’s service fee of 0.25% assessed against such shares. For Class A, Class T and, after the first year, for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund’s shares, on a monthly (or quarterly basis), unless other arrangements are made between the Distributor and the securities dealer, for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts. This service fee will accrue to securities dealers of record immediately with respect to reinvested income dividends and capital gain distributions of the Fund’s Class A and Class T shares.

The service fees on Class A and Class T shares may be paid only to reimburse the Distributor for expenses of providing personal services to investors, including, but not limited to, (i) expenses (including overhead expenses) of the Distributor for providing personal services to investors in connection with the maintenance of shareholder accounts

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and (ii) payments made by the Distributor to any securities dealer or other organization (including, but not limited to, any affiliate of the Distributor) with which the Distributor has entered into a written agreement for this purpose, for providing personal services to investors and/or the maintenance of shareholder accounts, which payments to any such organization may be in amounts in excess of the cost incurred by such organization in connection therewith.

The Fund’s Class C shares also pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average net assets of the Fund’s Class C shares. The Distributor retains the 0.75% distribution fee assessed against both Class C shares during the first year of investment. After the first year for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund’s shares, as distribution fees in connection with the sale of the Fund’s shares on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer. As stated in the Prospectus, investors will not be permitted to purchase $1,000,000 or more of Class C shares as a single investment per account.

Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund. Each Plan may be amended by vote of the relevant Trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant class of shares of the Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Trust’s Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those Trustees who are Independent Trustees of the Trust shall be committed to the discretion of such Trustees.

Fees paid by Class A, Class C and Class T shares of the Fund may indirectly support sales and servicing efforts relating to shares of the other series of the Natixis Funds Trusts or the Loomis Sayles Funds Trusts. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund’s shares, and allocates other expenses among the relevant Funds based on their relative net assets or relative sales. Expenses allocated to the Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class.

The Distributor has entered into selling agreements with investment dealers, including affiliates of the Distributor, for the sale of the Fund’s shares. As described in more detail below, the Distributor, Natixis Advisors, and their affiliates may, at their expense, pay additional amounts to dealers who have selling agreements with the Distributor. Class Y shares of the Fund may be offered by registered representatives of certain affiliates who are also employees of Natixis US and may receive compensation from the Fund’s adviser with respect to sales of Class Y shares.

The Distribution Agreement for the Fund may be terminated at any time on 60 days’ written notice without payment of any penalty by the Distributor or by vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Independent Trustees.

The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose, or by a vote of a majority of the outstanding securities of the Fund (or the relevant class, in the case of the Plans).

With the exception of the Distributor, its affiliated companies and those Trustees that are not Independent Trustees, no interested person of the Trust or any Trustee of the Trust had any direct or indirect financial interest in the operation of the Plans or any related agreement. Benefits to the Fund and its shareholders resulting from the Plans are believed to include (1) enhanced shareholder service, (2) asset retention and (3) enhanced portfolio management opportunities and bargaining position with third party service providers and economies of scale arising from having asset levels higher than they would be if the Plans were not in place.

The Distributor controls the words “Natixis” in the names of the Natixis Funds Trusts and if it should cease to be the principal distributor of such Funds’ shares, the Trust may be required to change their names and delete these words or letters. The Distributor also acts as principal distributor for Loomis Sayles Funds I, Loomis Sayles Funds II, and Gateway Trust. The address of the Distributor is 888 Boylston Street, Suite 800, Boston, Massachusetts 02199-8197.

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The portion of the various fees and expenses for Class A, Class T, and, Class C shares that are paid (reallowed) to securities dealers are shown below:

Class A

Cumulative Investment	Maximum Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
Less than $50,000	5.75%	5.00%	0.25%	5.25%
$50,000 - $99,999	4.50%	4.00%	0.25%	4.25%
$100,000 - $249,999	3.50%	3.00%	0.25%	3.25%
$250,000 - $499,999	2.50%	2.15%	0.25%	2.40%
$500,000 - $999,999	2.00%	1.70%	0.25%	1.95%
Investments of $1 million or more(1)
Up to $2,999,999	None	1.00%	0.25%	1.25%
$3,000,000 to $4,999,999	None	0.75%	0.25%	1.00%
Excess over $5,000,000	None	0.50%	0.25%	0.75%
Investments with no Sales Charge (2)	None	0.00%	0.25%	0.25%

(1)

Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers or market declines. For example, if a shareholder has accumulated investments in excess of $5 million and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

(2)	Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Classes A and C shares of the Fund in the section “How Sales Charges Are Calculated.”

Class C

Class C service fees are payable regardless of the amount of the Distributor’s related expenses. The portion of the various fees and expenses for Class C shares of the Fund that are paid to securities dealers are shown below.

Investment	Maximum Front–End Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
All amounts for Class C	None	1.00%	0.00%	1.00%

Class T

The portion of the various fees and expenses for Class T shares that are paid (re-allowed) to securities dealers are shown below.

Cumulative Investment	Maximum Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
Less than $250,000	2.50%	2.50%	0.25%	2.75%
$250,000 – $499,999	2.00%	2.00%	0.25%	2.25%
$500,000 – $999,999	1.50%	1.50%	0.25%	1.75%
$1,000,000 and above	1.00%	1.00%	0.25%	1.25%

As described in the Prospectus, each purchase or sale of shares is effected at the NAV next determined after an order is received, less any applicable sales charge. The sales charge is allocated between the investment dealer and the Distributor, as indicated in the tables above. The Distributor receives the contingent deferred sales charge (the “CDSC”). Proceeds from the CDSC on Class A and Class C shares are paid to the Distributor and are used by the Distributor to defray the expenses for services the Distributor provides to the Trust. The Distributor may, at its discretion, pay (reallow) the entire sales charge imposed on the sale of Class A and Class T shares to investment dealers from time to time.

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For new amounts invested at NAV by an eligible governmental authority, the Distributor may, at its expense, pay investment dealers a commission of 0.025% of the average daily net assets of an account at the end of each calendar quarter for up to one year. These commissions are not payable if the purchase represents the reinvestment of redemption proceeds from any other Natixis Fund or if the account is registered in street name.

The Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-administration, sub-transfer agency and other services, including, but not limited to, recordkeeping, shareholder or participant reporting or shareholder or participant recordkeeping) (“recordkeeping and processing-related services”) associated with shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents. These fees are paid directly or indirectly by the Fund (with the exception of Class N shares, which do not bear such expenses) in light of the fact that other costs may be avoided by the Fund where the intermediary, not the Fund’s service providers, provides shareholder services to Fund shareholders. The intermediary may impose other account or service charges directly on account holders or participants. In addition, depending on the arrangements, the Fund’s adviser and/or Distributor or their affiliates may, out of their own resources, compensate such financial intermediaries or their agents directly or indirectly for such recordkeeping and processing-related services; such payments will not be made with respect to Class N shares. The services provided and related payments vary from firm to firm. Under these programs, the Distributor may enter into administrative services agreements with intermediaries pursuant to which intermediaries will provide sub-transfer agency services, sub-administrative services and other services with respect to the Fund. These services may include, but are not limited to, shareholder record set-up and maintenance, account statement preparation and mailing, transaction processing and settlement and account level tax reporting. The Distributor is reimbursed by the Fund for all or a portion of any fees paid to intermediaries by the Distributor on behalf of the Fund. In certain cases, a recipient of 12b-1 distribution payments, shareholder servicing payments or revenue sharing payments may rebate some or all of such amounts to its clients or plan participants, or use such amounts to defray client or plan expenses. For more information, investors should contact their financial representatives or plan administrator.

The Distributor, the advisor and their affiliates may, out of their own resources, make additional payments to financial intermediaries who sell shares of the Fund. Such payments and compensation are in addition to any fees paid or reimbursed by the Fund. These payments may include: (i) full reallowance of the sales charge of Class A and Class T shares, (ii) additional compensation with respect to the sale and/or servicing of Class A, Class C Class N, Class T and Class Y shares, (iii) payments based upon various factors, as described below, and (iv) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, remuneration for: the firm’s internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events, and shareholder record keeping, sub-transfer agency or miscellaneous administrative services. From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. In addition to marketing and/or financial support payments described above, payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The Distributor intends that the payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the Financial Industry Regulatory Authority. The participation of such firms in financial assistance programs is at the discretion of the firm and the Distributor. The payments described in (iii) above may be based on sales (generally ranging from 0.05% to 0.25% of gross sales) and/or the amount of assets a financial intermediary’s clients have invested in the Fund (at annual rates generally ranging from 0.03% to 0.35% of the value of the clients’ shares). The actual payment rates to a financial intermediary will depend upon how the particular arrangement is structured (e.g., solely asset-based fees, solely sales-based fees or a combination of both) and other factors such as the length of time assets have remained invested in the Fund, redemption rates and the willingness of the financial intermediary to provide access to its representatives for educational and marketing purposes. The payments to financial intermediaries described in this section and elsewhere in this Statement, which may be significant to the financial intermediaries, may create an incentive for a financial intermediary or its representatives to recommend or sell shares of the Fund or shares class over other mutual funds or share classes. Additionally, these payments may result in the Fund’s inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Investors should contact their financial representative for details about the payment the financial intermediaries may receive.

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From time to time, the Fund’s service providers, or any of their affiliates, may also pay non-cash compensation to the sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional events of intermediaries.

Dealers may charge their customers a processing fee or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by their individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Fund’s Prospectus and this Statement. Customers will be provided with specific information about any processing or service fees charged by their dealer.

The commissions and sales charges for the last three fiscal years were allocated as follows:

NATIXIS FUNDS TRUST IV

	Fiscal Year Ended 1/31/18	Fiscal Year Ended 1/31/19	Fiscal Year Ended 1/31/20
Total commissions on sales of Class A shares	$6,259	$5,272	$13,800
Amount reallowed to other securities dealers	$5,403	$4,550	$12,032
Amount retained by Distributor	$856	$722	$1,768
Total CDSCs on redemptions of Classes A and C shares	$2,321	$732	$159
Amount retained by Distributor*	$2,321	$732	$159

*

See the section “Other Arrangements” for information about amounts received by the Distributor from Natixis Funds Trust IV’s investment adviser or the Fund directly for providing certain administrative services relating to Natixis Funds Trust IV.

Class T shares have not commenced operations and thus the Trust has not paid any sales charges for Class T shares as of the date of this Statement.

OTHER ARRANGEMENTS

Administrative Services

Natixis Advisors, 888 Boylston Street, Suite 800, Boston, MA 02199-8197, performs certain accounting and administrative services for the Fund, pursuant to an Administrative Services Agreement dated January 3, 2005, as amended from time to time (the “Administrative Agreement”). Under the Administrative Agreement, Natixis Advisors provides the following services to the Fund: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) services required in connection with the preparation of registration statements and Prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, (iii) the various registrations and filings required by various regulatory authorities and (iv) consultation and legal advice on Fund-related matters.

For these services, Natixis Advisors received the following fees from the Fund for the last three fiscal years:

	Fiscal Year Ended 1/31/18	Fiscal Year Ended 1/31/19	Fiscal Year Ended 1/31/20[1]
Fund	Fees	Fees	Fees
AEW Global Focused Real Estate Fund
Gross Administrative Fees	$74,626	$57,089	$54,283
Waiver of Administrative Fees	N/A	$411	$519
Net Administrative Fees	$74,626	$56,678	$53,764

[1]

Effective October 1, 2018, State Street Bank and Trust Company agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Fund. Also effective October 1, 2018, Natixis Advisors agreed to voluntarily waive fees paid by the Fund in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2019.

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Support Services. Pursuant to separate support service agreements between Natixis Advisors and AEW, Natixis Advisors provides various marketing, relationship management and other support services to the Fund. With respect to these contractual arrangements, AEW, and not the Fund, pay Natixis Advisors for such services.

Custodial Arrangements. State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, MA, 02111, serves as the custodian for the Trust. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trust and calculates the total NAV, total net income and NAV per share of the Fund on a daily basis.

Transfer Agency Services. Pursuant to a contract between the Trust, on behalf of the Fund, and DST Asset Manager Solutions, Inc. (“DST” or the “Transfer Agent”), whose principal business address is 2000 Crown Colony Drive, Quincy, MA 02169, DST acts as the shareholder servicing and transfer agent for the Fund and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Fund’s shares.

From time to time, the Fund, directly or indirectly through arrangements with Natixis Advisors and its affiliates or the Transfer Agent, may pay amounts to third parties that provide recordkeeping and other administrative services relating to the Fund to persons who beneficially own interests in the Fund, such as shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents. See the section “Distribution Agreements and Rule 12b-1 Plans” in this Statement.

Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is PricewaterhouseCoopers, LLP, located at 101 Seaport Blvd., Boston, MA 02210. The independent registered public accounting firm conducts an annual audit of the Fund’s financial statements, assists in the review of federal and state income tax returns and consults with the Trust as to matters of accounting and federal and state income taxation. The financial highlights in the Prospectus for the Fund, and the financial statements contained in the Fund’s annual reports for the fiscal year ended January  31, 2020 are incorporated by reference into this Statement, have been so included in reliance on the reports of the Trust’s independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Counsel to the Fund. Ropes & Gray LLP, located at Prudential Tower, 800 Boylston Street, Boston, MA 02199, serves as counsel to the Fund.

PORTFOLIO MANAGEMENT INFORMATION

PORTFOLIO MANAGERS’ MANAGEMENT OF OTHER ACCOUNTS

As of January 31, 2020, the portfolio managers of the Fund managed other accounts in addition to managing the Fund. The following table provides information on the other accounts managed by each portfolio manager:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory fee is based on performance		Other Accounts Managed		Advisory fee is based on performance		Other Accounts Managed		Advisory fee is based on performance
Name of Portfolio Manager (Firm)	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Milton Low	1	$31.8 million	0	$0	3	$518.8 million	0	$0	10	$528.5 million	0	$0
Robert Oosterkamp	0	$22.0 million	0	$0	3	$372.0 million	1	$115.5 million	11	$468.9 million	0	$0
Gina Szymanski	2	$218.5 million	0	$0	6	$2,044.8 million	0	$0	17	$1,996.0 million	0	$0

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Material Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. The adviser has adopted policies and procedures to address these potential conflicts. For more information on how the Advisor allocates investment opportunities between the Fund and their other clients, see the section “Allocation of Investment Opportunity Among the Fund and Other Investors Managed by the adviser; Cross Relationships of Officers and Trustees” in this Statement. Conflicts of interest also arise to the extent a portfolio manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Fund, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in the section “Portfolio Transactions and Brokerage” below.

Portfolio Managers’ Compensation

The following describes the structure of, and the method used to determine, the compensation of the above-listed portfolio managers as of January 31, 2020.

Compensation for all of AEW professionals, including AEW REIT investment professionals such as AEW Global Focused Real Estate Fund portfolio managers, is composed of two parts: base salary and incentive compensation. AEW’s base salary structure is designed to reflect market rates for the various disciplines within the company, such as investment management, asset management and accounting. To determine appropriate “market ranges” for the various function areas (based on specific job characteristics and years of experience), AEW uses the services of an independent consulting firm which performs research into the compensation practices of firms similar to AEW within the industry.

Base salaries are supplemented by year-end incentive compensation awards, which account for a significant portion of total compensation. The awarding of incentive compensation is based upon the achievement of corporate objectives and specific individual goals, which are generally tied to the achievement of client objectives. Performance is measured by comparing the AEW Global Focused Real Estate Fund’s returns over one- and three-year periods against the returns of the FTSE EPRA Nareit Developed Index and relevant peer funds, if any. Incentive compensation awards may also take into consideration performance of other strategies managed by each Portfolio Manager relative to their respective indices and relevant peer funds, if any. AEW’s operating margins for the year determine the availability of funds for incentive compensation. Additionally, AEW’s senior professionals (Managing Directors and Directors), are eligible for participation in AEW’s Equity Sharing program, which gives these professional economic interests in a portion of the firm’s profits. This program is sponsored by AEW’s parent company, Natixis IM-NA.

Neither base salary nor any other part of the investment team’s compensation structure is based on assets under management.

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Portfolio Managers’ Ownership of Fund Shares

The following table sets forth the dollar range* of equity securities of the Fund beneficially owned by each portfolio manager as of January 31, 2020:

Name of Portfolio Manager	Dollar Range of Equity Securities Invested
Milton Low	A
Robert Oosterkamp	A
Gina Szymanski	E

* A. None	E. $100,001 - $500,000
B. $1 - 10,000	F. $500,001 - $1,000,000
C. $10,001 - $50,000	G. over $1,000,000
D. $50,001 - $100,000

There are various reasons why a portfolio manager may not own shares of the Fund he or she manages. One reason is that the Fund’s investment objectives and strategies may not match those of the portfolio manager’s personal investment objective. In addition, portfolio managers may invest in other funds or pooled investment vehicles or separate accounts managed by the portfolio manager in a similar style to the Natixis Fund managed by such portfolio manager. Administrative reasons (such as facilitating compliance with the Adviser’s code of ethics) also may explain why a portfolio manager has chosen not to invest in the Natixis Funds.

Allocation of Investment Opportunity Among the Fund and Other Investors Managed by the Adviser; Cross Relationships of Officers and Trustees

Certain officers of AEW have responsibility for the management of other client portfolios. The other clients served by AEW sometimes invest in securities in which its advised/subadvised funds also invest. If the Fund and such other clients advised by AEW desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each fund or client advised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities that the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In placing orders for the purchase and sale of equity securities, the Fund’s adviser selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission, if any, will be paid. However, the commissions charged are believed to be competitive with generally prevailing rates. The Fund’s adviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions, if any, paid on transactions by reference to such data. In making such evaluation, factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order are taken into account. The Fund’s adviser may place orders for the Fund which, combined with orders for the adviser’s other clients, may impact the price of the relevant security. This could cause the Fund to obtain a worse price on the transaction than would otherwise be the case if the orders were placed in smaller amounts or spread out over a longer period of time.

Subject to the overriding objective of obtaining the best possible execution of orders, the Fund’s adviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Board, including a majority of the Independent Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

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Transactions on stock, option, and futures exchanges involve the payment of negotiated brokerage commissions. In the case of securities traded in the OTC market, there is generally no stated commission but the price usually includes an undisclosed commission or mark-up.

Generally, the Fund’s adviser seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in the Fund adviser’s opinion, can provide the best overall net results for its clients. Transactions in equity securities are frequently executed through a primary market maker, but may also be executed on an Electronic Communication Network (“ECN”), Alternative Trading System (“ATS”), or other execution systems that in Fund adviser’s opinion can provide the best overall net results for its clients. Fixed-income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection

The Fund’s adviser uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described in the section “Soft Dollars” below) provided by such brokers and/or dealers which are expected to enhance the Fund adviser’s general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, (g) fair dealing and (h) the quality of the overall brokerage and research services provided by the broker-dealer.

Soft Dollars

The Fund’s adviser’s receipt of brokerage and research products or services are factors in the Fund adviser’s selection of a broker-dealer to execute transactions for the Fund where the Fund’s adviser believes that the broker-dealer will provide best execution of the transactions. Such brokerage and research products or services may be paid for with the adviser’s own assets or may, in connection with transactions in equity securities effected for client accounts for which the Fund’s adviser exercises investment discretion, be paid for with client commissions (i.e., “soft dollars”).

The adviser will only acquire research and brokerage products and services that are deemed to qualify as eligible products and services under the safe harbor of Section 28(e) of the Securities Exchange Act of 1934, as amended. Eligible research services and products that may be acquired by the adviser are those products and services that provide advice, analysis or reports that will aid the adviser in carrying out its investment decision-making responsibilities. Eligible research must reflect the expression of reasoning or knowledge (having inherently intangible and non-physical attributes) and may include the following research items: traditional research reports; discussions with research analysts and corporate executives; seminars or conferences; financial and economic publications that are not targeted to a wide public audience; software that provides analysis of securities portfolios; market research including pre-trade and post-trade analytics; and market data. Eligible brokerage services and products that may be acquired by the adviser are those services or products that (i) are required to effect securities transactions; (ii) perform functions incidental to securities transactions; or (iii) are services that are required by an applicable self-regulatory organization or SEC rule(s). The brokerage and research products or services provided to the adviser by a particular broker-dealer may include both (a) products and services created by such broker-dealer and (b) products and services created by other broker-dealers, and (c) products and services created by a third party. All soft dollar services are reviewed and approved by the adviser’s Chief Compliance Officer.

If the adviser receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a “research use”) and provides non-research related uses, the adviser will make a good faith determination as to the allocation of the cost of such “mixed-use item” between the research and non-research uses and will only use soft dollars to pay for the portion of the cost relating to its research use.

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In connection with the adviser’s use of soft dollars, the Fund may pay a broker-dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if the adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services received, either in terms of the particular transaction or the adviser’s overall responsibility to discretionary accounts.

The adviser may use soft dollars to acquire brokerage or research products and services that have potential application to all client accounts, including the Fund, or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Fund. The products or services may not be used in connection with the management of some of the accounts, including the Fund, that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

The adviser’s use of soft dollars to acquire brokerage and research products and services benefits the adviser by allowing it to obtain such products and services without having to purchase them with its own assets. The adviser believes that its use of soft dollars also benefits the Fund as described above. However, conflicts may arise between the Fund’s interest in paying the lowest commission rates available and the adviser’s interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with the adviser’s own assets.

For purposes of this soft dollars discussion, the term “commission” may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents or other fees paid to dealers in connection with certain transactions to the extent consistent with relevant SEC interpretations. The adviser does not generate “soft dollars” on fixed-income transactions.

The revised European Union (“EU”) Markets in Financial Instruments Directive (“MiFID II”), which became effective January 3, 2018, requires EU investment managers in the scope of the EU Markets in Financial Instruments Directive to pay for research services from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II’s research requirements present various compliance and operational considerations for investment advisers and broker-dealers serving clients in both the United States and the EU. It is possible that the adviser will cause the Fund to pay for research services with soft dollars in circumstances where the adviser is prohibited from causing its other client accounts to do so, including where the adviser aggregates trades on behalf of the Fund and those other client accounts. In such situations, the Fund would bear a cost for the research services and the adviser’s other client accounts would not, although the adviser’s other client accounts might nonetheless benefit from those research services.

General

Subject to procedures adopted by the Board, the Fund’s brokerage transactions may be executed by brokers that are affiliated with Natixis IM-NA or the Fund’s adviser. Any such transactions will comply with Rule 17e-1 under the 1940 Act, or other applicable restrictions as permitted by the SEC pursuant to exemptive relief or otherwise.

Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust’s funds as a principal in the purchase and sale of securities. Since transactions in the OTC market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trust may not serve as the Fund’s dealer in connection with such transactions. However, the Trust have obtained exemptive relief from the SEC permitting segments of the certain funds to enter into principal transactions with affiliates of the subadvisers to other segments of the same fund (but not affiliates of the subadviser to such segment or of Natixis Advisors and its affiliates).

To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the adviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of that Fund’s expenses.

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It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

DESCRIPTION OF THE TRUST

The Declaration of Trust permits Trustees to issue an unlimited number of full and fractional shares of each series. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The Declaration of Trust further permits the Board to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the Board may determine. When you invest in the Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the Board and to cast a vote for each share you own at shareholder meetings. The shares of the Fund do not have any preemptive rights. Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the Fund are entitled to share pro rata in the net assets attributable to that class of shares of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Board to charge shareholders directly for custodial, transfer agency, servicing and other expenses.

The shares of the Fund are divided into five classes: Class A, Class C, Class N, Class T and Class Y. The share classes each have different eligibility and minimum investment requirements, which are disclosed in the Prospectus. All expenses of the Fund (including advisory fees) are borne by its Class A, Class C, Class N, Class T and Class Y shares on a pro rata basis, except for 12b-1 fees, which are borne only by Class A, Class C and Class T and may be charged at a separate rate to each such class and for the Fund. Transfer agency fees for Class A, Class C, Class T and Class Y shares of the Fund are borne on a pro rata basis. Class N transfer agency fees are borne directly by that class. The multiple class structure could be terminated should certain IRS rulings or SEC regulatory positions be rescinded or modified.

The assets received by each class of the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of the Fund are charged with the expenses with respect to that class of the Fund and with a share of the general expenses of the Fund and Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of all of the funds in the Trust.

The Declaration of Trust also permits the Trust’s Board, without shareholder approval, to subdivide any Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the Trustees may designate. The Trust’s Board may also, without shareholder approval (except to the extent such approval is required by law), establish one or more additional series or classes or merge two or more existing series or classes. Shareholders’ investments in such an additional or merged series would be evidenced by a separate series of shares (i.e., a new “fund”).

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of each series of the Trust entitled to vote. In addition, the Fund may be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust. The Fund may be terminated at any time by vote of at least two-thirds of the outstanding shares of such Fund. Similarly, any class within the Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. The Declaration of Trust further provides that the Board may also without shareholder approval terminate the relevant Trust or Fund upon written notice to its shareholders.

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VOTING RIGHTS

Shareholders of all series of the Trust are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) on the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

All classes of shares of the Fund have identical voting rights, except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. On any matters submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the by-laws, be voted in the aggregate as a single class without regard to series or class of shares, except 1) when required by the 1940 Act, or when the Trustees shall have determined that the matter affects one or more series or class of shares materially differently, shares shall be voted by individual series or class and 2) when the matter affects only the interest of one or more series or classes, only shareholders of such series or class shall be entitled to vote thereon. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of Trustees and the selection of the Trust’s independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

There will normally be no meetings of shareholders for the purpose of electing Trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board, such vacancy may be filled only by a vote of the shareholders unless, after filling such vacancy by other means, at least two-thirds of the Trustees holding office shall have been elected by the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose.

Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having a NAV of at least $25,000 or constituting at least 1% of the outstanding shares, whichever is less, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Shareholder voting rights are not cumulative.

The affirmative vote of a majority of shares of the Trust voted (assuming a quorum is present in person or by proxy) is required to amend a Declaration of Trust if such amendment (1) affects the power of shareholders to vote, (2) amends the section of the Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trust’s registration statement or (4) is submitted to the shareholders by the Trustees. If one or more new series of the Trust is established and designated by the Trustees, the shareholders having beneficial interests in the other funds shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the other funds.

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SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaim shareholder liability for acts or obligations of the Trust and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the relevant Board will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of Trustees and officers of the Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

HOW TO BUY SHARES

The procedures for purchasing shares of the Fund are summarized in the Prospectus. All purchases made by check should be in U.S. dollars and made payable to Natixis Funds or the Fund’s custodian bank.

REDEMPTIONS

The procedures for redemption of shares of the Fund are summarized in its Prospectus.

A shareholder automatically receives access to the ability to redeem shares by telephone following the completion of the Fund application, which is available at im.natixis.com or from your investment dealer. When selecting the service, a shareholder may have the withdrawal proceeds sent to his or her bank, in which case the shareholder must designate a bank account on his or her application to which the redemption proceeds should be sent as well as provide a check marked “VOID” and/or a deposit slip that includes the routing number of his or her bank. Any change in the bank account so designated or addition of new bank account may be made by furnishing to DST or your investment dealer a completed Service Options Form, which may require a Medallion signature guarantee, or a Signature Validation Program Stamp. Telephone redemptions by ACH or wire may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the Federal Reserve System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the Federal Reserve System. The Fund, the Distributor, the Transfer Agent and State Street Bank (the Fund’s custodian) are not responsible for the authenticity of withdrawal instructions received by telephone, although they will apply established verification procedures. DST, as agreed to with the Fund, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor’s telephone instructions and recording an investor’s instructions.

The redemption price will be the NAV per share (less any applicable CDSC) next determined after the redemption request and any necessary special documentation is received by the transfer agent or your investment dealer in proper form. Payment normally will be made by the Fund within seven days thereafter. Shares purchased by check or through ACH may not be available immediately for redemption to the extent the check or ACH transaction has not cleared. The Fund may withhold redemption proceeds for ten days when redemptions are made within ten calendar days of purchase by check or through ACH.

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The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59 1/2 for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to death, disability, return of excess contribution, required minimum distributions at age 721 (waivers apply only to amounts necessary to meet the required minimum amount based on assets held within the Fund), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of the account, and redemptions made from the account to pay custodial fees. The CDSC may also be waived on redemptions within one year following the death of (i) the sole shareholder of an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse or (iii) the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfer to Minors Act or other custodial account. If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption occurring within one year of death. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged. However, if an account is transferred to a new registration solely as an operational processing step to facilitate the distribution request from the deceased shareholder’s (or the estate’s) account, the CDSC will be waived. If shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee’s account.

The CDSC may be waived on redemptions made from 403(b)(7) custodial accounts due to attainment of age 59 1/2 for shareholders who established custodial accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from 403(b)(7) custodial accounts due to death or disability.

The CDSC also may be waived on redemptions necessary to pay plan participants or beneficiaries from certain retirement plans under Section 401 of the Code, including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions at age 721 (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.

A CDSC will apply in the event of plan level transfers, including transfers due to changes in investment where assets are transferred outside of Natixis Funds, including IRA and 403(b)(7) participant-directed transfers of assets to other custodians (except for the reasons given above) or qualified transfers of assets due to trustee-directed movement of plan assets due to merger, acquisition or addition of additional funds to the plan.

The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind, if Natixis Advisors determines it to be advisable and in the interest of the remaining shareholders of the Fund. The redemptions in kind will generally, but will not necessarily, result in a pro rata distribution of each security held in the Fund’s portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total NAV of the Fund at the beginning of such period.

The Fund does not currently impose any redemption charge other than the CDSC imposed by the Fund’s Distributor, as described in the Prospectus. The Board reserves the right to impose additional charges at any time. A redemption constitutes a sale of shares for U.S. federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See the section “Taxes” in this Statement.

The Fund reserves the right to suspend account services or refuse transaction requests if the Fund receives notice of a dispute between registered owners or of the death of a registered owner or the Fund suspects a fraudulent act. If the Fund refuses a transaction request because it receives notice of a dispute, the transaction will be processed at the NAV next determined after the Fund receives notice that the dispute has been settled or a court order has been entered adjudicating the dispute. If the Fund determines that their suspicion of fraud or belief that a dispute existed was mistaken, the transaction will be processed as of the NAV next determined after the transaction request was first received in good order.

[1]	The Required Minimum Distribution age is 70 1⁄2 if you turned this age on or before December 31, 2019. If you turned 70 1⁄2 after December 31, 2019, the Required Minimum Distribution age is 72.

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SHAREHOLDER SERVICES

Open Accounts

A shareholder’s investment is automatically credited to an open account maintained for the shareholder by DST. Following each additional investment or redemption from the account initiated by an investor (with the exception of systematic investment plans), a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, the Fund will send each shareholder a statement providing account information that may include federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record.

The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued or honored for any class of shares.

The costs of maintaining the open account system are paid by the Fund and no direct charges are made to shareholders. Although the Fund has no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Unclaimed Property Laws

States increasingly are looking at inactive mutual fund accounts as possible “unclaimed” or “abandoned” property. If your account is deemed unclaimed or abandoned under state law, the Fund may be required to “escheat” or transfer the assets in your account to the applicable state’s unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold.

It is your responsibility to ensure that you maintain a correct address for your account, keep your account active in ways such as by contacting the Transfer Agent by mail or telephone or accessing your account through the Fund’s website at least every three years, and promptly cash all checks for dividends, capital gains and redemptions. Each State’s requirements to keep an account active can vary and are subject to change. If you invest in the Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state unclaimed property laws. The Fund, the Transfer Agent and the Distributor will not be liable to shareholders or their representatives for good faith compliance with state unclaimed property laws.

Minimum Balance Policy

The Fund’s minimum balance policy is described in the Prospectus.

Automatic Investment Plans (All Classes Except Class T)

Subject to the Fund’s investor eligibility requirements, investors may automatically invest in additional shares of the Fund on a monthly basis under the Investment Builder Program by authorizing the Fund to draw from an investor’s bank account. A Service Options Form must be completed to open an automatic investment plan and may be obtained by calling the Fund at 800-225-5478 or your investment dealer or by visiting the Fund’s website at im.natixis.com.

This program is voluntary and may be terminated at any time by DST upon notice to existing plan participants. The Investment Builder Program plan may be discontinued at any time by the investor by written notice to DST, which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any check is not paid upon presentation; or by written notice to the shareholder at least thirty days prior to any payment date. The Fund is under no obligation to notify shareholders as to the nonpayment of any check.

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Retirement Plans and Other Plans Offering Tax Benefits (Class A and Class C Shares)

The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Fund or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRAs), corporate pension trust and profit sharing plans, including 401(k) plans and retirement plans for public school systems and certain tax exempt organizations.

The minimum initial investment available to retirement plans and other plans offering tax benefits is referred to in the Prospectus. For these plans, initial investments in the Fund for Class A and Class C shares must be at least $1,000 for IRAs and Keogh plans using the Natixis Funds’ prototype document and $500 for Coverdell Education Savings Accounts and at least $50 for any subsequent investments. There is no initial or subsequent investment minimum for SIMPLE IRAs using the Natixis Funds’ Prototype documents. Income dividends and capital gain distributions must be reinvested (unless the investor is over age 59 1/2 or disabled). These types of accounts may be subject to fees. Plan documents and further information can be obtained from the Distributor.

Certain retirement plans may also be eligible to purchase Class N, Class T and Class Y shares. See the Prospectus for details.

Systematic Withdrawal Plans (All Classes Except Class T)

An investor owning the Fund’s shares having a value of $10,000 or more at the current public offering price may establish a Systematic Withdrawal Plan (a “SWP”) providing for periodic payments of a fixed or variable amount. An investor may terminate the SWP at any time. A form for use in establishing an SWP is available from DST, your financial representative or by visiting our website at im.natixis.com. Withdrawals may be paid to a person other than the shareholder if a Medallion signature guarantee is provided. Please consult your investment dealer or the Fund.

A shareholder under an SWP may elect to receive payments monthly, quarterly, semi-annually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, or (2) a specified percentage of the account’s market value.

In the case of shares subject to a CDSC, the amount or percentage you specify may not, on an annualized basis, exceed 10% of the value as of the time you make the election, of your account with the Fund with respect to which you are electing the SWP. Withdrawals of shares of the Fund under the SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent, such shares purchased through the reinvestment of distribution in your account are insufficient to cover SWP payments, as redemptions from the earliest purchased shares of such Fund in your account. No CDSC applies to redemptions pursuant to the SWP.

Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in NAV. Accordingly, a shareholder should consider whether an SWP and the specified amounts to be withdrawn are appropriate under the circumstances. The Fund and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing an SWP. See the sections “Redemptions” and “Taxes” for certain information as to U.S. federal income taxes.

It may be disadvantageous for a shareholder to purchase on a regular basis additional Fund shares with a sales charge while redeeming shares under an SWP. Accordingly, the Fund and the Distributor do not recommend additional investments in Class A shares by a shareholder who has an SWP in effect and who would be subject to a sales load on such additional investments. Natixis Funds may modify or terminate this program at any time.

Because of statutory restrictions, an SWP may not be available to pension or profit-sharing plans or IRAs that have UMB Bank N.A. as trustee. Different documentation may be required.

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Dividend Diversification Program (All Classes Except Class T)

You may also establish a Dividend Diversification Program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund, subject to the investor eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased based upon the selected Fund’s NAV (without a sales charge or CDSC) determined as of the close of regular trading on the NYSE on the ex-dividend date for each dividend and distribution. A dividend diversification account must be registered to the same shareholder as the distributing Fund account and, if a new account in the purchased Natixis Fund is being established, the purchased Fund’s minimum investment requirements must be met. Before establishing a Dividend Diversification Program into any other Natixis Fund, you must obtain and carefully read a copy of that Fund’s Prospectus.

Exchanging or Converting Shares

The Fund’s policies for exchanging or converting shares are described in its Prospectus.

Before requesting an exchange into any other Natixis Fund, please read its Prospectus carefully. Subject to the applicable rules of the SEC, the Board reserves the right to modify the exchange privilege at any time. Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days’ advance notice of any material change to the exchange privilege.

For purposes of determining the date on which Class C shares convert into Class A shares, a Class C share purchased through the reinvestment of dividends or capital gains distributions (a “Distributed Share”) will be considered to have been purchased on the purchase date (or deemed purchase date) of the Class C share through which such Distributed Share was issued. In addition, any Class C shares for which the Transfer Agent cannot determine a holding period (commonly known as “Free Shares”) may, depending upon system settings, convert to Class A shares even if such Class C Free Shares have been held for less than ten years. Free Shares typically arise with respect to reinvested dividends not associated with purchased shares and with respect to shares from the Fund that liquidated prior to implementation of the Class C to Class A conversion policy. Automatic conversions of Class C shares to Class A shares will generally be processed monthly on or about the 10th day of the month.

Merrill Lynch Client Accounts Only

A shareholder currently holding Class A or C shares of the Fund in a fee-based advisory program (“Advisory Program”) account or currently holding Class A or C shares in a brokerage account but wishing to transfer into an Advisory Program account may convert such shares to Class Y shares of the Fund within the Advisory Program at any time. Such conversions will be on the basis of the relative net asset values per share, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A or C shares, then the conversion may not occur until after the shareholder has held the shares for an 18 month period (Class A shares) or 12 month period (Class C shares), except that a CDSC applicable to Class A or C shares converted to Class Y shares through a fee-based individual retirement account on the Merrill Lynch platform will be waived and Merrill Lynch will remit the portion of the payment to be made to the Distributor equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period.

Automatic Exchange Plan (All Classes Except Class T)

As described in the Prospectus, a shareholder may establish an Automatic Exchange Plan under which shares of the Fund are automatically exchanged each month for shares of the same class of one or more of the other funds. Registration on all accounts must be identical. The Fund minimum of the new fund must be met in connection with each investment. Exchanges may be processed on any day of the month (or the first business day thereafter if the exchange date is not a business day) until the account is exhausted or until DST is notified in writing to terminate the plan. Exchanges may be made in amounts of $50 or more. The Service Options Form may be used to establish an Automatic Exchange Plan and is available from DST, your financial representative or by visiting our website at im.natixis.com.

Restrictions on Buying, Selling and Exchanging Shares

As stated in the Fund’s Prospectus, the Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason. When a purchase or exchange order is rejected, the Fund or the Distributor will send notice to the prospective investor or the investor’s financial intermediary promptly after receipt of the rejected order.

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Broker Trading Privileges

The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time on each day that the NYSE is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund’s NAV next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, in any event, no later than market open following the day that such purchase or redemption orders are received by the broker or intermediary.

Transcript Requests

Transcripts of account transactions will be provided, free of charge, at the shareholder’s request.

Self-Servicing Your Account with Natixis Funds Personal Access Line® and Website (All Classes Except Class N and Class T)

Natixis Funds’ shareholders may access account information, including share balances and recent account activity, online by visiting our website at im.natixis.com. Transactions may also be processed online for certain accounts (restrictions may apply). Such transactions include purchases, redemptions and exchanges, and shareholders are automatically eligible for these features. Natixis Funds has taken measures to ensure the security of shareholder accounts, including the encryption of data and the use of personal identification numbers (“PINs”). In addition, you may restrict these privileges from your account by calling Natixis Funds at 800-225-5478, or writing to us at P.O. Box 219579, Kansas City, MO 64121-9579. More information regarding these features may be found on our website at im.natixis.com.

Investor activities through these mediums are subject to the terms and conditions outlined in the following Natixis Funds Online and Telephonic Customer Agreement. This agreement is also posted on our website. The initiation of any activity through the Natixis Funds Personal Access Line® or website at im.natixis.com by an investor shall indicate agreement with the following terms and conditions:

Natixis Funds Online and Telephonic Customer Agreement

NOTE: ACCESSING OR REQUESTING ACCOUNT INFORMATION OR TRANSACTIONS THROUGH THIS SITE CONSTITUTES AND SHALL BE DEEMED TO BE AN ACCEPTANCE OF THE FOLLOWING TERMS AND CONDITIONS.

The accuracy, completeness and timeliness of all mutual fund information provided is the sole responsibility of the mutual fund company that provides the information. No party that provides a connection between this website and a mutual fund or its transfer agency system can verify or ensure the receipt of any information transmitted to or from a mutual fund or its transfer agent, or the acceptance by, or completion of any transaction with, a mutual fund.

The online acknowledgments or other messages that appear on your screen for transactions entered do not mean that the transactions have been received, accepted or rejected by the mutual fund. These acknowledgments are only an indication that the transactional information entered by you has either been transmitted to the mutual fund, or that it cannot be transmitted. It is the responsibility of the mutual fund to confirm to you that it has received the information and accepted or rejected a transaction. It is the responsibility of the mutual fund to deliver to you a current Prospectus, confirmation statement and any other documents or information required by applicable law.

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NO TRANSACTION SHALL BE DEEMED ACCEPTED UNTIL YOU RECEIVE A WRITTEN CONFIRMATION FROM THE NATIXIS FUNDS.

You are responsible for reviewing all mutual fund account statements received by you in the mail in order to verify the accuracy of all mutual fund account information provided in the statement and transactions entered through this site. You are also responsible for promptly notifying the mutual fund of any errors or inaccuracies relating to information contained in, or omitted from, your mutual fund account statements, including errors or inaccuracies arising from the transactions conducted through this site.

TRANSACTIONS ARE SUBJECT TO ALL REQUIREMENTS, RESTRICTIONS AND FEES AS SET FORTH IN THE PROSPECTUS OF THE SELECTED FUND.

THE CONDITIONS SET FORTH IN THIS AGREEMENT EXTEND NOT ONLY TO TRANSACTIONS TRANSMITTED VIA THE INTERNET BUT TO TELEPHONIC TRANSACTIONS INITIATED THROUGH THE NATIXIS FUNDS PERSONAL ACCESS LINE®.

You are responsible for the confidentiality and use of your PINs, account numbers, social security numbers and any other personal information required to access the site or transmit telephonically. Any individual that possesses the information required to pass through all security measures will be presumed to be you. All transactions submitted by an individual presumed to be you will be solely your responsibility.

You agree that Natixis Funds does not have the responsibility to inquire as to the legitimacy or propriety of any instructions received from you or any person believed to be you, and is not responsible or liable for any losses that may occur from acting on such instructions.

Natixis Funds is not responsible for incorrect data received via the Internet or telephonically from you or any person believed to be you. Transactions submitted over the Internet and telephonically are solely your responsibility and Natixis Funds makes no warranty as to the correctness, completeness or accuracy of any transmission. Similarly, Natixis Funds bears no responsibility for the performance of any computer hardware, software or the performance of any ancillary equipment and services such as telephone lines, modems or Internet service providers.

The processing of transactions over this site or telephonically will involve the transmission of personal data including social security numbers, account numbers and PINs. While Natixis Funds has taken reasonable security precautions including data encryption designed to protect the integrity of data transmitted to and from the areas of our website that relate to the processing of transactions, we disclaim any liability for the interception of such data.

You agree to immediately notify Natixis Funds if any of the following occurs:

1.	You do not receive confirmation of a transaction submitted via the Internet or telephonically within five (5) business days.

2.	You receive confirmation of a transaction of which you have no knowledge and was not initiated or authorized by you.

3.	You transmit a transaction for which you do not receive a confirmation number.

4.	You have reason to believe that others may have gained access to your PINs or other personal data.

5.	You notice an unexplained discrepancy in account balances or other changes to your account, including address changes, and banking instructions on any confirmations or statements.

Any costs incurred in connection with the use of the Natixis Funds Personal Access Line® or the Natixis Funds Internet site, including telephone line costs and Internet service provider costs are solely your responsibility.

Similarly, Natixis Funds makes no warranties concerning the availability of Internet services or network availability. Natixis Funds reserves the right to suspend, terminate or modify the Internet capabilities offered to shareholders without notice.

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YOU HAVE THE ABILITY TO RESTRICT INTERNET AND TELEPHONIC ACCESS TO YOUR ACCOUNTS BY NOTIFYING NATIXIS FUNDS OF YOUR DESIRE TO DO SO.

Written notifications to Natixis Funds should be sent to:

All account types excluding SIMPLE IRAs:

Natixis Funds

P.O. Box 219579

Kansas City, MO 64121-9579

Notification may also be made by calling 800-225-5478 during normal business hours.

SIMPLE IRA shareholders please use:

Natixis Funds

P.O. Box 219011

Kansas City, MO 64121-9011

Notification may also be made by calling 800-813-4127 during normal business hours.

NET ASSET VALUE

The method for determining the public offering price and NAV per share is summarized in the Prospectus.

The total NAV of each class of shares of the Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. The Fund will not price its shares on the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Fund securities and other investments for which market quotations are readily available, as outlined in the Fund’s policies and procedures, are valued at market value. The Fund may use independent pricing services recommended by the adviser and approved by the Board to obtain market quotations. Generally, Fund securities and other investments are valued as follows:

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Equity securities (including shares of closed-end investment companies and ETFs), exchange traded notes, rights, and warrants — listed equity securities are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities discussed below) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Valuations from foreign markets may be subject to the Fund’s fair value policies described below. If a right is not traded on any exchange, its value is based on the market value of the underlying security, less the cost to subscribe to the underlying security (e.g., to exercise the right), adjusted for the subscription ratio. If a warrant is not traded on any exchange, a price is obtained from a broker-dealer.

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Debt Securities and unlisted preferred equity securities — evaluated bids furnished to the Fund by an independent pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers.

•	Senior Loans — bid prices supplied by an independent pricing service, if available, or bid prices obtained from broker-dealers.

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Bilateral Swaps — bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps and bilateral standardized commodity and equity index total return swaps are valued based on prices supplied by an independent pricing service. If prices from an independent pricing service are not available, prices from a broker-dealer may be used.

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•	Centrally Cleared Swaps – settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers.

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Options — domestic exchange-traded index and single name equity options contracts (including options on ETFs) are valued at the mean of the National Best Bid and Offer quotations as determined by the Options Price Reporting Authority. Foreign exchange-traded single name equity options contracts are valued at the most recent settlement price. Options contracts on foreign indices are priced at the most recent settlement price. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. OTC currency options and swaptions are valued at mid prices (between the bid price and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on prices obtained from broker-dealers. Valuations based on information from foreign markets may be subject to the Fund’s fair value policies described below.

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Futures — most recent settlement price on the exchange on which the Fund’s adviser believes that, over time, they are traded most extensively. Valuations based on information from foreign markets may be subject to the Fund’s fair value policies described below.

•	Forward Foreign Currency Contracts — interpolated rates determined based on information provided by an independent pricing service.

Foreign denominated assets and liabilities are translated into U.S. dollars based upon foreign exchange rates supplied by an independent pricing service. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s NAV is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund. Valuations for securities traded in the OTC market may be based on factors such as market information, transactions for comparable securities, and various relationships between securities or bid prices obtained from broker-dealers. Evaluated prices from an independent pricing service may require subjective determinations and may be different than actual market prices or prices provided by other pricing services.

Trading in some of the portfolio securities or other investments of some of the funds takes place in various markets outside the United States on days and at times other than when the NYSE is open for trading. Therefore, the calculation of these Fund’s NAV does not take place at the same time as the prices of many of its portfolio securities or other investments are determined, and the value of these Fund’s portfolios may change on days when these Funds are not open for business and their shares may not be purchased or redeemed.

The per share NAV of a class of the Fund’s shares is computed by dividing the number of shares outstanding into the total NAV attributable to such class. The public offering price of a Class A and Class T share of the Fund is the NAV per share plus a sales charge as set forth in the Fund’s Prospectus.

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REDUCED SALES CHARGES

The following special purchase plans are summarized in the Prospectus and are described in greater detail below. Investors should note that in many cases, the financial intermediary, and not the Fund, is responsible for ensuring that the investor receives current discounts.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure you obtain the proper “breakpoint” discount. In order to reduce your sales charge, it will be necessary at the time of purchase to inform the Distributor and your financial intermediary, in writing, of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to the investor’s account.

You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold Fund shares, including accounts with other financial intermediaries, and your family members’ and other related parties’ accounts, in order to verify your eligibility for the reduced sales charge.

Please see Appendix A to the Prospectus for information regarding eligibility for sales load waivers and discounts available through specific financial intermediaries, which may differ from those disclosed elsewhere in the Prospectus or this Statement.

If you invest in class T shares, it is the responsibility of the financial intermediary to ensure you obtain the proper “breakpoint” discount.

Cumulative Purchase Discount

The Cumulative Purchase Discount privilege is described in the prospectus.

Letter of Intent

A Letter of Intent (a “Letter”), which can be effected at any time, is a privilege available to investors that reduces the sales charge on investments in Class A shares. Ordinarily, reduced sales charges are available for single purchases of Class A shares only when they reach certain breakpoints (e.g., $50,000, $100,000, etc.). By signing a Letter, a shareholder indicates an intention to invest enough money in Class A shares within 13 months to reach a breakpoint. If the shareholder’s intended aggregate purchases of all series and classes of the Trust and other Natixis Funds over a defined 13-month period will be large enough to qualify for a reduced sales charge, the shareholder may invest the smaller individual amounts at the public offering price calculated using the sales load applicable to the 13-month aggregate investment.

A Letter is a non-binding commitment, the amount of which may be increased, decreased or canceled at any time. The effective date of a Letter is the date it is received in good order by the Transfer Agent.

Purchases made within 90 days of the establishment of the Letter may be used towards meeting the Letter of Intent.

The cumulative purchase discount, described in the prospectus, permits the aggregate value at the current public offering price of Class A shares of any accounts with the Trust held by a shareholder to be added to the dollar amount of the intended investment under a Letter, provided the shareholder lists them on the account application.

The Transfer Agent will hold in escrow shares with a value at the current public offering price of 5% of the aggregate amount of the intended investment. The amount in escrow will be released when the commitment stated in the Letter is completed. If the shareholder does not purchase shares in the amount indicated in the Letter, the shareholder agrees to remit to the Transfer Agent the difference between the sales charge actually paid and that which would have been paid had the Letter not been in effect, and authorizes the Transfer Agent to redeem escrowed shares in the amount necessary to make up the difference in sales charges. Reinvested dividends and distributions are not included in determining whether the Letter has been completed.

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Combining Accounts

For purposes of determining the sales charge applicable to a given purchase, a shareholder may elect to combine the purchase and the shareholder’s total investment (calculated at the current public offering price) in all series and classes of the Natixis Funds (excluding Class T shares) with the purchases and total investment of the shareholder’s spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those previously mentioned, single trust estates, individual retirement accounts and sole proprietorships or any other group of individuals acceptable to the Distributor. If the combined value of the purchases and total investments exceed a sales charge breakpoint as disclosed in the Prospectus, the lower sales charge applies to the entire amount of the purchase, even though some portion of that investment is below the breakpoint to which a reduced sales charge applies.

For certain retirement plans, the Distributor may, in its discretion, combine the purchases and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge. Savings Incentive Match Plan for Employees (“SIMPLE IRA”) contributions will automatically be linked with those of participants in the same SIMPLE IRA Plan (Class A shares only). SIMPLE IRA accounts may not be linked with any other Natixis Fund account for rights of accumulation.

Purchases and total investments of individuals may not be combined with purchases and total investments of the retirement plan accounts described in the preceding paragraph for the purpose of determining the availability of a reduced sales charge. Only the purchases and total investments in tax-qualified retirement plans or other employee benefit plans in which the shareholder is the sole participant may be combined with individual accounts for purposes of determining the availability of a reduced sales charge.

Clients of the Adviser

Investment advisory clients of Natixis Advisors and its affiliates may invest in Class Y shares of the Fund below the minimums stated in the Prospectus. No front-end sales charge or CDSC applies to investments of $25,000 or more in Class A shares of the Fund by (1) clients of an adviser to any series of the Trust or another Natixis Fund; any director, officer or partner of a client of an adviser to any series of the Trust or another Natixis Fund; or the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype of an adviser to any series of the Trust or another Natixis Fund if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through a Keogh or IRA and is a participant in an employee benefit plan that is a client of an adviser to any series of the Trust or another Natixis Fund. Any investor eligible for this arrangement should so indicate in writing at the time of the purchase.

Eligible Governmental Authorities

There is no sales charge or CDSC related to investments in Class A shares by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that the Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.

Investment Advisory Accounts

Class A shares of any Fund may be purchased at NAV by registered investment advisers, financial planners or other intermediaries who place trades for their own accounts or by clients of registered investment advisers, financial planners or other intermediaries where the registered investment adviser, financial planner or other intermediary receives an advisory, management, or consulting fee for the investment in the fund. Investors may be charged a fee if they effect transactions through a broker or agent.

Certain Broker-Dealers and Financial Services Organizations

Class A shares of the Fund may also be purchased at NAV through certain broker-dealers or financial services organizations without any transaction fee. Such organizations may also receive compensation paid by Natixis Advisors, or its affiliates out of their own assets (as described in the section “Distribution Agreements and Rule 12b-1 Plans”), or be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees.

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Class A shares of the Fund may be purchased at NAV for investments by certain retirement plans. The availability of this pricing may depend upon the policies and procedures of your specific intermediary; consult your financial adviser.

“Certain Retirement Plans” as it relates to load waivers, share class eligibility, and account minimums is defined as follows:

Certain Retirement Plans includes 401(k) plans, 457 plans, 401(a) plans (including profit-sharing and money purchase pension plans), 403(b) and 403(b)(7) plans, defined benefit plans, non-qualified deferred compensation plans, Taft Hartley multi-employer plans and retiree health benefit plans. The accounts must be plan level omnibus accounts to qualify.

Certain Retirement Plans does not include individual retirement plan accounts such as IRAs, Roth IRAs, SIMPLE, SEP, SARSEP, etc. Any retirement plan accounts registered in the name of a participant would not qualify.

Certain Clients of Financial Intermediaries

Class A shares may be offered without front-end sales charges or a CDSC to clients of a financial intermediary that has entered into an agreement with the Distributor and has been approved by the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee.

Certain Retirement Plans

Class A shares of the Fund are available at NAV for investments by participants in certain employer-sponsored retirement plans. The availability of this pricing may depend upon the policies and procedures of your specific intermediary; consult your financial adviser.

“Certain Retirement Plans” as it relates to load waivers, share class eligibility, and account minimums is defined as follows:

Certain Retirement Plans includes 401(k) plans, 457 plans, 401(a) plans (including profit-sharing and money purchase pension plans), 403(b) and 403(b)(7) plans, defined benefit plans, non-qualified deferred compensation plans, Taft Hartley multi-employer plans and retiree health benefit plans. The accounts must be plan level omnibus accounts to qualify.

Certain Retirement Plans does not include individual retirement plan accounts such as IRAs, Roth IRAs, SIMPLE, SEP, SARSEP, etc. Any retirement plan accounts registered in the name of a participant would not qualify.

Bank Trust Departments or Trust Companies

Class A shares of the Fund are available at NAV for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies, but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.

The reduction or elimination of the sales charges in connection with special purchase plans described above reflects the absence or reduction of expenses associated with such sales.

DISTRIBUTIONS

As described in the Prospectus, it is the policy of the Fund to pay shareholders at least annually according to the schedule specified in the Fund’s Prospectus, as dividends, all or substantially all of its net investment income and to distribute annually (or, in the case of short-term gains, more frequently than annually if determined by the Fund to be in the best interest of shareholders) all or substantially all of its net realized capital gains, if any, after offsetting any capital loss carryforwards. To the extent permitted by law, the Board may adopt a different schedule for making distributions as long as distributions of net investment income and net realized capital gains, if any, are made at least annually. The Fund’s distribution rate fluctuates over time for various reasons, and there can be no assurance that the Fund’s distributions will not decrease or that the Fund will make any distributions when scheduled.

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Ordinary income dividends and capital gain distributions are reinvested based upon the NAV determined as of the close of the NYSE on the ex-dividend date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Natixis Funds, contacting Natixis Funds at 800-225-5478 or visiting im.natixis.com to change your distribution option. In order for a change to be in effect for any dividend or distribution, it must be received by the Natixis Funds on or before the record date for such dividend or distribution.

If you elect to receive your dividends in cash and the dividend checks sent to you are returned as “undeliverable” to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, U.S. federal tax information regarding Fund distributions will be furnished to each shareholder for each calendar year early in the succeeding year. Funds with significant investments in REITs typically request a 30-day extension to provide such federal tax information to their shareholders.

TAXES

The following discussion of certain U.S. federal income tax consequences of investing in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authorities, all as of the date of this Statement. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investing in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situations and the possible application of foreign, state and local tax laws.

Taxation of the Fund

The Fund has elected to be treated and intends to qualify and be eligible to be treated each year as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders under the Code, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (b) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”); (ii) diversify its holdings so that at the end of each quarter of the Fund’s taxable year (a) at least 50% of the value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to not more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest (1) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (2) in the securities of one or more QPTPs; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses, in each case determined with reference to any capital loss carryforwards) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived by the Fund from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived by the Fund from an interest in a QPTP (a partnership (a) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (b) that derives less than 90% of its income from the qualifying income described in (i)(a) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.

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For purposes of the diversification requirements set forth in (ii) above, “outstanding voting securities of an issuer” include the equity securities of a QPTP. Also for purposes of the diversification requirements in (ii) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to identification of the issuer for a particular type of investment may adversely affect the Fund’s ability to satisfy the diversification requirements.

Assuming that it qualifies for treatment as a RIC, the Fund will not be subject to U.S. federal income tax on income or gains distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to satisfy the income, diversification or distribution requirements described above, the Fund could in some cases cure such failure, including by paying the Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or did not cure such a failure for any year, or if the Fund otherwise were to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided in both cases that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for the special tax treatment accorded to RICs under the Code.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction). If the Fund retains any investment company taxable income, the Fund will be subject to tax at regular corporate rates on the amounts retained. The Fund also intends to distribute annually all or substantially all of its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a timely notice to its shareholders, who then in turn (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their respective shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. federal income tax returns to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if the Fund retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a RIC generally may elect to treat any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) and certain late-year ordinary losses (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains generally are made after applying any available capital loss carryforwards.

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Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If the Fund incurs or has incurred net capital losses, those losses will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. The Fund’s annual shareholder report will describe its available capital loss carryforwards (if any).

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects) of such year plus any such amounts retained from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, the Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 (or November 30 or December 31, if the Fund makes the election referred to above) generally are treated as arising on January 1 of the following calendar year; in the case of the Fund with a December 31 year end that makes the election described above, no such gains or losses will be so treated. Also for purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. The Fund generally intends to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on the disposition of assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on the disposition of investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to a shareholder receiving such distributions as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. Distributions of the excess of net short-term capital gain over net long-term capital loss generally will be taxable to a shareholder receiving such distributions as ordinary income. Distributions from capital gains generally are made after applying any available capital loss carryforwards.

Fund distributions are taxable to shareholders as described herein even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable whether shareholders receive them in cash or in additional shares.

Dividends declared and payable by     the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January generally will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which dividends are declared rather than the calendar year in which they are received.

Distributions of investment income properly reported by the Fund as derived from “qualified dividend income” will be taxable to individuals at the reduced rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to that Fund’s shares. In general, a dividend is not treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) or (b) treated as a passive foreign investment company (as defined below). Income derived from investments in derivatives, fixed-income securities and REITs generally is not eligible for treatment as qualified dividend income.

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If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, excluding net long-term capital gain over net short-term capital loss, then 100% of the Fund’s dividends (other than properly reported Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

In general, properly reported dividends of net investment income received by corporate shareholders of the Fund generally will qualify for the dividends-received deduction available to corporations to the extent they are properly reported as being attributable to the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. In general, a dividend received by the Fund will not be treated as an eligible dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) otherwise by application of various provisions of the Code (for example, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock — generally, stock acquired with borrowed funds). Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction. Please reference the Fund’s website at im.natixis.com for the Fund’s historical corporate qualified dividends amounts. Data shown represents historical corporate qualified dividends amounts and is not an indication nor a guarantee of future results.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that, for U.S. federal income tax purposes, is treated as a loan by the Fund, generally will not constitute qualified dividend income to individual shareholders or be eligible for the dividends-received deduction for corporate shareholders.

Pursuant to proposed regulations on which RICs may rely, distributions by a RIC to its shareholders that the RIC properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by the RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A RIC is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

The Code generally imposes an additional Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange, redemption or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital generally is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

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Sale, Exchange or Redemption of Shares

A sale, exchange or redemption of Fund shares generally will give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, gain or loss on the taxable disposition of Fund shares generally will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rules if other substantially identical shares of that Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Fund’s Prospectus for more information.

Certain Fixed-Income and Other Instruments

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The Treasury and IRS have proposed regulations providing that this rule does not apply to the accrual of market discount. If this rule were to apply to the accrual of market discount, the Fund would be required to include in income any market discount as it takes the same into account on its financial statements. The Fund’s current practice is to include in income any market discount as it takes the same into account on its financial statements and therefore no changes to the Fund’s financial statements would be expected to result if Section 451 applied to the accrual of market discount.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

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If the Fund holds the foregoing kinds of obligations, or other debt obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such obligations.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Securities Purchased at a Premium

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

Passive Foreign Investment Companies

Funds that invest in foreign securities may own shares (or be treated as owning shares) in certain foreign entities that are treated as “passive foreign investment companies” (each a “PFIC”), which could potentially subject such the Fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from a disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may make certain elections to avoid the imposition of that tax. For example, the Fund may elect to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though the Fund had sold and repurchased its holdings in the PFIC on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The Fund also may in certain cases elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund would be required to include in its income annually its share of the PFIC’s income and net capital gains, regardless of whether it receives any distributions from the PFIC.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund’s total return. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances. If the Fund indirectly invests in PFICs by virtue of the Fund’s investment in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

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Foreign Taxes

Income, gains and proceeds received by the Fund from investments in securities of foreign issuers may be subject to foreign withholding and other taxes. This will decrease the Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at the Fund’s tax year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-exempt shareholders (including those who invest in the Fund through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so.

Partnerships and Other Pass-Through Structures.

To the extent the Fund invests in entities that are treated as partnerships (other than QPTPs, as defined above), trusts, or other pass-through structures for U.S. federal income tax purposes, all or a portion of any income and gains from such entities could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement described above. For example, income that the Fund derives from indirect investments, through such entities, in certain commodity-linked instruments generally will not or may not be considered qualifying income for the purposes of the 90% gross income requirement. In such cases, the Fund’s investments in such entities could be limited by its intention to qualify as a RIC, and could bear on its ability to qualify as such. Income from such entities may be allocated to the Fund on a gross, rather than net, basis, for purposes of the 90% gross income requirement.

REITs, REMICs, and TMPs

The Fund’s investments in REIT equity securities may result in the Fund receiving cash in excess of the REIT’s earnings; if the Fund distributes these amounts, such distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

The Fund may invest directly or indirectly (including through REITs) in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will generally be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, to the extent the Fund invests in such interests, it may not be a suitable investment for charitable remainder trusts (“CRTs”), as noted below. The Fund does not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. See also the section “Tax-Exempt Shareholders” below for a discussion of the special tax consequences that may result where a tax-exempt entity invests in a RIC that recognizes excess inclusion income.

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Investments in Other RICs

The Fund’s investments in shares of another mutual fund, ETF or another company that qualifies as a RIC (each, an “underlying RIC”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from such the Fund qualifying for treatment as a particular character (for example, long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC.

If the Fund receives dividends from an underlying RIC that qualifies as a RIC, and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If the Fund receives dividends from an underlying RIC that qualifies as a RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking effect,” a tax-exempt shareholder may realize UBTI by virtue of its investments in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs, as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply when CRTs invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (as defined in Section 664 of the Code) realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in the Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT (or other shareholder), and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.

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Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Non-U.S. Shareholders

Distributions by the Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“Foreign Persons”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual Foreign Person, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual Foreign Person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the Foreign Person of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a Foreign Person (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the Foreign Person is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, and (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the Foreign Person and the Foreign Person is a controlled foreign corporation. The Fund is permitted to report such part of their dividends as short-term capital gain and/or interest-related dividends as are eligible, but are not required to do so, and do not intend to report any eligible distributions as short-term capital gain or interest-related dividends.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as a short-term capital gain or interest-related dividend to shareholders. Foreign Persons should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to Foreign Persons other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A Foreign Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale or redemption of shares of the Fund unless (i) such gain is effectively connected with the conduct by the Foreign Person of a trade or business within the United States, (ii) in the case of an individual Foreign Person, the Foreign Person is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or redemption, and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the Foreign Person’s sale or redemption of shares of the Fund (as described below).

Foreign Persons with respect to whom income from the Fund is effectively connected with a trade or business conducted by the Foreign Person within the United States will in general be subject to U.S. federal net income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a Foreign Person is eligible for the benefits of a tax treaty, any effectively

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connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the holder in the United States. More generally, Foreign Persons who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

Subject to certain exceptions (for example, for the Fund that is a “United States real property holding corporation” as described below), the Fund is generally not required to withhold on the amount of a non-dividend distribution (i.e., a distribution that is not paid out of the Fund’s current or accumulated earnings and profits for the applicable taxable year) when paid to a beneficial holder of Fund shares who or which is a Foreign Person.

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. The Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE.

If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a Foreign Person (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of Foreign Persons and would be subject to U.S. tax withholding. In addition, such distributions could result in the Foreign Person being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Foreign Person, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the Foreign Person’s current and past ownership of the Fund.

In addition, if an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% shareholder that is a Foreign Person, in which case such Foreign Person generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Shareholders of the Fund that are Foreign Persons also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

The Fund generally does not expect that they will be QIEs.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, Foreign Persons must comply with special certification and filing requirements relating to their non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign Persons should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for an exemption from the backup withholding tax described above or a reduced rate of withholding provided by treaty.

Shareholder Reporting Obligations with Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their financial interest in the Fund’s foreign financial accounts, if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax advisor, or if holding shares through an intermediary, their intermediary, regarding the applicability to them of this reporting requirement.

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Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Certain Additional Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder of the Fund fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Foreign Persons described above (e.g., short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and arrangements and the precise effect of such an investment in their particular tax situations.

Dividends and distributions, and gains from the sale of the Fund’s shares may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

PERFORMANCE INFORMATION

Yield and Total Return

The Fund may advertise the yield and total return of each class of its shares. The Fund’s yield and total return will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the Trust allocated to the Fund. These factors, possible differences in the methods used in calculating yield and total return and the tax-exempt status of distributions should be considered when comparing the Fund’s yield and total return to yields and total returns published for other investment companies and other investment vehicles. Yield and total returns should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund. Yield and total returns may be stated with or without giving effect to any expense limitations in effect for the Fund. For those funds that present yield and total returns reflecting an expense limitation, its yield and total return would have been lower if no limitation were in effect.    Yields and total return will generally be higher for Class A shares, Class T and Class Y shares than for Class C shares of the same Fund, because of the higher levels of expenses borne by the Class C shares. Because of its lower operating expenses, Class N shares of the Fund can be expected to achieve a higher yield and total return than the same Fund’s Class A, Class C, Class T and Class Y shares.

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The Fund may also present one or more distribution rates for each class in its sales literature. These rates will be determined by annualizing the class’s distributions from net investment income and net short-term capital gain over a recent 12-month, 3-month or 30-day period and dividing that amount by the maximum offering price or the NAV. If the NAV, rather than the maximum offering price, is used to calculate the distribution rate, the rate will be higher.

At any time in the future, yield and total return may be higher or lower than past yields or total returns, and there can be no assurance that any historical results will continue.

Investors in the Fund are specifically advised that share prices, expressed as the NAVs per share, will vary just as yield and total return will vary. An investor’s focus on the yield of the Fund to the exclusion of the consideration of the share price of the Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

Benchmark Comparisons

Performance information for the Fund will be included in the Fund’s Prospectus (in the subsection “Risk/Return Bar Chart and Table” within the Fund Summary), along with the performance of an appropriate benchmark index. Because index comparisons are generally calculated as of the end of each month, index performance information under the “Life of Class” heading in the Prospectus for classes with less than ten years of performance history may not be coincident with the inception date of the class. In such instances, index performance is generally presented from the month-end nearest to the inception date of the class.

THIRD-PARTY INFORMATION

This document may contain references to third-party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates’ services, funds or other financial products.

The index information contained in the Prospectus and this Statement is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third-party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

FINANCIAL STATEMENTS

The financial statements, financial highlights and the reports of PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Fund, included in the Fund’s annual report dated January 31, 2020, are incorporated herein by reference to such report. The Fund’s annual and semiannual reports are available upon request and without charge. The Fund will send a single copy of its annual and semiannual report to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at 800-225-5478 or by writing to the Fund at: 888 Boylston Street, Suite 800, Boston, MA 02199-8197 or by visiting the Fund’s website at im.natixis.com. The annual and semiannual reports are also available on-line at the SEC’s website at www.sec.gov.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Fund makes use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining the Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Fund’s adviser’s ’view of their comparability to rated securities. The Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for the Fund does not mean that all securities held by the Fund will be rated in that category or higher. The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by S&P Global Ratings, Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Investor Services, Inc. (“Fitch”) or, if unrated, determined by the Fund’s adviser to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. Following is a description of S&P Global Ratings’, Moody’s, and Fitch’s ratings applicable to fixed-income securities.

S&P Global Ratings—A brief description of the applicable rating symbols of S&P Global Ratings and their meanings (as published by S&P Global Ratings) follows:

Issue Credit Rating

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

A-1

AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligator’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

A-2

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace

A-3

period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

SPUR (S&P Underlying Rating)

A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P Global Ratings maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

D

’D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

A-4

S&P Global Ratings Disclaimers

The analyses, including ratings, of S&P Global Ratings and its affiliates (together, S&P Global Ratings) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. S&P Global Ratings assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. S&P Global Ratings’ opinions and analyses do not address the suitability of any security. S&P Global Ratings does not act as a fiduciary or an investment advisor except where registered as such. While S&P Global Ratings has obtained information from sources it believes to be reliable, it does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: ‘L’ qualifier

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

Principal: ‘p’ qualifier

This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary Ratings: ‘prelim’ qualifier

Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

A-5

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination Structures: ‘t’ qualifier

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty Instrument Rating: ‘cir’ qualifier

This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (Inactive Qualifiers are no longer applied or outstanding)

Contingent upon final documentation: ‘*’ inactive qualifier

This symbol indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

Termination of obligation to tender: ‘c’ inactive qualifier

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

U.S. direct government securities: ‘G’ inactive qualifier

The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

Public Information Ratings: ‘pi’ qualifier

This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

Provisional Ratings: ‘pr’ inactive qualifier

The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

Quantitative Analysis of public information: ‘q’ inactive qualifier

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information.

A-6

Discontinued use in April 2001.

Extraordinary risks: ‘r’ inactive qualifier

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit-related risks. S&P Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Ratings

S&P Global Ratings issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer will differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s rating symbols and their meanings (as published by Moody’s) follows:

Moody’s Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Global Long-Term Rating Scale

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A-7

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Issuer Ratings

Issuer Ratings are opinions of the ability of entities to honor senior unsecured debt and debt like obligations. As such, Issuer Ratings incorporate any external support that is expected to apply to all current and future issuance of senior unsecured financial obligations and contracts, such as explicit support stemming from a guarantee of all senior unsecured financial obligations and contracts, and/or implicit support for issuers subject to joint default analysis (e.g., banks and government-related issuers). Issuer Ratings do not incorporate support arrangements, such as guarantees, that apply only to specific (but not to all) senior unsecured financial obligations and contracts.

While Issuer Ratings reflect the risk that debt and debt-like claims are not serviced on a timely basis, they do not reflect the risk that a contract or other non-debt obligation will be subjected to commercial disputes. Additionally, while an issuer may have senior unsecured obligations held by both supranational institutions and central banks (e.g., IMF, European Central Bank), as well as other investors, Issuer Ratings reflect only the risks faced by other investors.

A-8

Long-Term and Short-Term Obligation Ratings

Moody’s assigns ratings to long-term and short-term financial obligations. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Medium-Term Note Program Ratings

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating and is defined elsewhere in this document.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Global Short-Term Rating Scale

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Issuer Ratings

Not included in Moody’s current definitions.

Fitch Investor Services, Inc. – A brief description of the applicable rating symbols of Fitch and their meanings (as published by Fitch) follows:

About Ratings and Rating Scales

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. (please see section Specific Limitations Relating to Credit Rating Scales for details). Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

A-9

The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ’NR’.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of historical default rates.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

Issuer Default Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A-10

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c.	the formal announcement by the issuer or their agent of a distressed debt exchange; or

d.

a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and /or principal in full during the life of the transaction, but where no payment default is imminent.

RD: Restricted default.

‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

a.	an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

b.	has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

c.	has not otherwise ceased operating. This would include:

A-11

i.	the selective payment default on a specific class or currency of debt;

ii.

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

iii.

the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Specific Limitations Relevant to Ratings Assigned Using the Primary Credit Rating Scale, Bank Viability Ratings and Bank Support Ratings

The following specific limitations relate to issuer default scales, ratings assigned to corporate finance obligations, ratings assigned to public finance obligations, ratings assigned to structured finance transactions, ratings assigned to global infrastructure and project finance transactions, ratings assigned for banks (Viability Ratings, Support Ratings, Support Floors), derivative counterparty ratings and insurer financial strength ratings:

•	The ratings do not predict a specific percentage of default likelihood or failure likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer (or an obligation with respect to structured finance transactions) default, except in the following cases:

•	Ratings assigned to individual obligations of issuers in corporate finance, banks, non-bank financial institutions, insurance and covered bonds.

•

In limited circumstances for U.S. public finance obligations where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues or during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•

The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default or in the case of bank Viability Ratings on its relative vulnerability to failure. For the avoidance of doubt, not all defaults will be considered a default for rating purposes. Typically, a default relates to a liability payable to an unaffiliated, outside investor.

•

The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of an issuer and/or of each rated tranche or security.

A-12

•	The ratings do not predict a specific percentage of extraordinary support likelihood over any given period.

•

In the case of bank Support Ratings and Support Rating Floors, the ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative likelihood of receiving external extraordinary support.

•	The ratings do not opine on the suitability of any security for investment or any other purposes.

Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Rating Actions

Assignment (New Rating)*:

A rating has been assigned to a previously unrated issuer or issue.

A-13

Publication (Publish)*:

Initial public announcement of a rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published. In cases where the publication coincides with a rating change, Fitch will only publish the changed rating. The rating history during the time when the rating was private will not be published.

Affirmations*:

The rating has been reviewed with no change in rating. Ratings affirmations may also include an affirmation of, or change to, an Outlook when an Outlook is used.

Upgrade*:

The rating has been raised in the scale.

Downgrade*:

The rating has been lowered in the scale.

Reviewed No Action*:

The rating has been reviewed with no change in rating. Such action will be published on the agency’s website, but a rating action commentary will not be issued. This rating action is only available for routine structured finance and U.S. public finance surveillance activities and large portfolio/sector reviews in other groups. This is not applicable to ratings or rating modifiers that have changed (including Rating Watch, Rating Outlook for Recovery Ratings).

Matured*/Paid-In-Full:

a. ‘Matured’ – Denoted as ‘NR’. This action is used when an issue has reached its redemption date and rating coverage is discontinued. This indicates that a previously rated issue has been repaid, but other issues of the same program (rated or unrated) may remain outstanding. For the convenience of investors, Fitch may also include issues relating to a rated issuer or transaction that are not and have not been rated on its section of the web page relating to the respective issuer or transaction. Such issues will also be denoted ‘NR.’

b. ‘Paid-In-Full’ – Denoted as ‘PIF’. This action indicates that an issue has been paid in full. In covered bonds, PIF is only used when all issues of a program have been repaid.

Pre-refunded*:

Assigned to certain long-term U.S. Public Finance issues after Fitch assesses refunding escrow.

Withdrawn*:

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. Withdrawals may occur for one or several of the following reasons:

•	Incorrect or insufficient information.

•	Bankruptcy of the rated entity, debt restructuring or default.

•	Reorganization of rated entity (e.g. merger or acquisition of rated entity or rated entity no longer exists).

•	The debt instrument was taken private.

•	Withdrawal of a guarantor rating.

•	An Expected Rating that is no longer expected to convert to a Final Rating.

•	Criteria or policy change.

•	Bonds were pre-refunded, repaid early (off schedule), or canceled. This includes cases where the issuer has no debt outstanding and is no longer issuing debt.

A-14

•	Ratings are no longer considered relevant to the agency’s coverage.

•	Commercial reasons.

•	Other reasons.

When a public rating is withdrawn, Fitch will issue a Rating Action Commentary that details the current rating and Outlook or Watch status (if applicable), a statement that the rating is withdrawn and the reason for the withdrawal.

Withdrawals cannot be used to forestall a rating action. Every effort is therefore made to ensure that the rating opinion upon withdrawal reflects an updated view. Where significant elements of uncertainty remain (for example, a rating for an entity subject to a takeover bid) or where information is otherwise insufficient to support a revised opinion, the agency attempts when possible to indicate in the withdrawal disclosure the likely direction and scale of any rating movement had coverage been maintained.

Ratings that have been withdrawn will be indicated by the symbol ‘WD’.

Rating Modifier Actions

Modifiers include Rating Outlooks and Rating Watches.

Outlook Revision

Outlook revisions (e.g. to Rating Outlook Stable from Rating Outlook Positive) are used to indicate changes in the ratings trend. In structured finance transactions, the Outlook may be revised independently of a full review of the underlying rating.

An Outlook revision may also be used when a series of potential event risks has been identified, none of which individually warrants a Rating Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified that could lead to a change in ratings, but where the conditions and implications of that event are largely unclear and subject to high execution risk over a one- to two-year period.

Rating Watch On*:

The issue or issuer has been placed on active Rating Watch status.

Rating Watch Maintained*:

The issue or issuer has been reviewed and remains on active Rating Watch status.

Rating Watch Revision*:

Rating Watch status has changed.

Support Floor Rating Revision:

Applicable only to Support Ratings related to Financial Institutions, which are amended only with this action.

Under Review:

Applicable to ratings that may undergo a change in scale not related to changes in fundamental credit quality. Final action will be “Revision Rating”.

*

A rating action must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Ratings or Data Actions, or changes in rating modifiers, will meet this requirement. Actions that meet this requirement are noted with an * in the definitions.

XAEW33-0620

A-15

STATEMENT OF ADDITIONAL INFORMATION

June 1, 2020

NATIXIS FUNDS TRUST IV

Natixis Sustainable Future 2015 Fund® (“2015 Fund”)—Class N (NSFBX) and Class Y*

Natixis Sustainable Future 2020 Fund® (“2020 Fund”)—Class N (NSFDX) and Class Y*

Natixis Sustainable Future 2025 Fund® (“2025 Fund”)—Class N (NSFEX) and Class Y*

Natixis Sustainable Future 2030 Fund® (“2030 Fund”)—Class N (NSFFX) and Class Y*

Natixis Sustainable Future 2035 Fund® (“2035 Fund”)—Class N (NSFGX) and Class Y*

Natixis Sustainable Future 2040 Fund® (“2040 Fund”)—Class N (NSFHX) and Class Y*

Natixis Sustainable Future 2045 Fund® (“2045 Fund”)—Class N (NSFJX) and Class Y*

Natixis Sustainable Future 2050 Fund® (“2050 Fund”)—Class N (NSFKX) and Class Y*

Natixis Sustainable Future 2055 Fund® (“2055 Fund”)—Class N (NSFLX) and Class Y*

Natixis Sustainable Future 2060 Fund® (“2060 Fund”)—Class N (NSFMX) and Class Y*

* Class Y shares are not currently available for purchase.

This Statement of Additional Information (“Statement”) contains specific information that may be useful to investors but that is not included in the Statutory Prospectuses of the Natixis Funds listed above (each a “Fund” and together the “Funds”). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by each Fund’s Summary or Statutory Prospectus, each of which is dated June 1, 2020, as from time to time revised or supplemented (each a “Prospectus” and together the “Prospectuses”). This Statement should be read together with the Prospectuses. Investors may obtain the Prospectuses without charge from Natixis Distribution, L.P. (the “Distributor”), Prospectus Fulfillment Desk, 888 Boylston Street, Suite 800, Boston, Massachusetts 02199-8197, by calling Natixis Funds at 800-225-5478 or by visiting the Funds’ website at im.natixis.com.

The Funds’ financial statements and accompanying notes that appear in the Funds’ annual and semiannual reports are incorporated by reference into this Statement. Each Fund’s annual and semiannual reports contain additional performance information and are available upon request and without charge by calling 800-225-5478 or by visiting the Funds’ website at im.natixis.com.

INVESTMENT RESTRICTIONS

The following is a description of restrictions on the investments to be made by the Funds. The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). The other restrictions set forth below are not fundamental policies and may be changed by the Board of Trustees (the “Board”) of Natixis Funds Trust IV (the “Trust”). Except in the case of restrictions marked with a dagger (†) below, the percentages set forth below and the percentage limitations set forth in each Fund’s Prospectus apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Each Fund may not:

*(1)

Purchase any security (other than U.S. government securities) if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents, finance companies whose financing activities are not related primarily to the activities of their parent companies are classified in the industry the Fund’s adviser or sub-adviser, as applicable, believes is most applicable to such finance companies, and each foreign country’s government (together with all subdivisions thereof) will be considered to be a separate industry. For purposes of this restriction, asset-backed securities are not considered to be bank obligations.

*(2)

Make short sales of securities or maintain a short position, except that each Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

*(3)†	Borrow money, except to the extent permitted under the 1940 Act.

*(4)

Make loans, except that each Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, provided, however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(5)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

*(6)

Purchase or sell real estate, although each Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and each Fund may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(7)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Each Fund may:

*(8)	Purchase and sell commodities to the maximum extent permitted by applicable law.

General Notes on Investment Restrictions

In addition to temporary borrowing, and subject to any stricter restrictions on borrowing applicable to any particular Fund, each Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the U.S. Securities and Exchange Commission (“SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. With respect to restrictions on borrowing, the 1940 Act limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” Each Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act.

Where applicable, the foregoing investment restrictions shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain positions (e.g., reverse repurchase agreements) are excluded from the definition of “senior security” so long as a Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if a Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered.

A Fund may not purchase any illiquid security, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities. Securities generally will be considered “illiquid” if a Fund reasonably expects the security cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

The Funds generally do not expect to invest in commodities or commodity linked interests, although they may do so to the extent permitted by applicable law. Please see the section “Taxation of the Funds” for information regarding the tax laws applicable to regulated investment companies.

For purposes of the foregoing restrictions, the Funds do not consider a swap or other derivative contract on one or more, securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the SEC, do the Funds consider such swap contracts to involve the issuance of a senior security, provided a Fund designates on its records or segregates with its custodian or otherwise designates liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

FUND CHARGES AND EXPENSES

ADVISORY FEES

Pursuant to an advisory agreement, Natixis Advisors, L.P., (“Natixis Advisors” or the “Adviser”) has agreed, subject to the supervision of the Board, to manage the investment and reinvestment of the Funds, and to provide a range of administrative services to the Funds.

For the services described in the advisory agreement, each Fund has agreed to pay Natixis Advisors an advisory fee at the annual rate set forth below, reduced by the amount of any subadvisory fees payable directly by a Fund to its subadvisers pursuant to any subadvisory agreement:

The maximum aggregate advisory fee payable by each Fund is equal to the sum of: (i) 0.25% of the average daily net assets of each segment managed directly by Natixis Advisors; (ii) 0.70% of the average daily net assets of any segment managed by any subadviser other than Wilshire Associates Incorporated (“Wilshire”); and (iii) the greater of an asset based fee calculated by multiplying the Fund’s average daily net assets by a rate based on the combined average daily net assets of all the Funds, equal to 0.08% of the first $250 million, 0.07% of the next $250 million, 0.06% of the next $750 million and 0.03% of amounts exceeding $1.25 billion of the combined average daily net assets of the Funds, or the Fund’s allocable portion of a minimum annual fee of $250,000 which applies to the Funds in the aggregate. The advisory fee rates currently paid with respect to the AIA U.S. Large Cap Value ESG Segment, the AIA U.S. Small/Mid Cap ESG Segment, the AIA International Developed Markets Equity ESG Segment and the AIA Emerging Markets ESG Segment, each managed directly by Natixis Advisors, are 0.165%, 0.20%, 0.20% and 0.25%, respectively, of the average daily net assets of such segments. The advisory fee rates currently paid with respect to the Mirova Global Sustainable Equity Segment and the Mirova Carbon Neutral U.S. Equity Segment are 0.50% and 0.25%, respectively, of the average daily net assets of such segments. The advisory fee rate currently paid with respect to the Harris Associates Large Cap Value Segment is 0.52% of the average daily net assets of such segment. The advisory fee rate currently paid with respect to the Loomis Sayles All Cap Growth Segment and the Loomis Sayles Core Fixed Income Segment are 0.35% and 0.20%, respectively, of the average daily net assets of such segments. Each Fund may add additional segments to be managed by either Natixis Advisors or a subadviser in the future, provided that the advisory fee rates applicable to such segments do not exceed 0.25% of the average daily net assets of any segment managed directly by Natixis Advisors and 0.70% of the average daily net assets of any segment managed by any subadviser other than Wilshire.

Natixis Advisors has given a binding contractual undertaking for all classes of the Funds in the table below to waive its advisory fee and, if necessary, to reimburse certain expenses, related to operating the Funds in order to limit each Fund’s expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to the annual rates indicated below. The undertakings are in effect through May 31, 2021 and will be reevaluated on an annual basis and may be terminated before then only with the consent of the Funds’ Board. Natixis Advisors will be permitted to recover, on a class-by-class basis, expenses it has borne through the undertaking described above (whether through waiver of its advisory fee or otherwise) to the extent that a class’s expenses fall below the annual rate set forth in the relevant undertaking. Each Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fee/expense was waived/reimbursed.

Fund	Expense Limit	Date of Undertaking
2015 Fund
Class N	0.55%	June 1, 2020
Class Y	0.60%	June 1, 2020
2020 Fund
Class N	0.55%	June 1, 2020
Class Y	0.60%	June 1, 2020
2025 Fund
Class N	0.56%	June 1, 2020
Class Y	0.61%	June 1, 2020
2030 Fund
Class N	0.57%	June 1, 2020
Class Y	0.62%	June 1, 2020
2035 Fund
Class N	0.58%	June 1, 2020
Class Y	0.63%	June 1, 2020
2040 Fund
Class N	0.59%	June 1, 2020
Class Y	0.64%	June 1, 2020
2045 Fund
Class N	0.59%	June 1, 2020
Class Y	0.64%	June 1, 2020
2050 Fund
Class N	0.60%	June 1, 2020
Class Y	0.65%	June 1, 2020
2055 Fund
Class N	0.60%	June 1, 2020
Class Y	0.65%	June 1, 2020
2060 Fund
Class N	0.60%	June 1, 2020
Class Y	0.65%	June 1, 2020

Natixis Advisors will voluntarily waive its advisory fee for the management of a segment for any period during which the segment is invested entirely in unaffiliated exchange-traded funds.

SUBADVISORY FEES

The advisory agreement between Natixis Advisors and the Funds provides that Natixis Advisors may delegate its responsibilities thereunder to other parties. Pursuant to separate subadvisory agreements, Natixis Advisors has delegated certain responsibilities to four subadvisers, Harris Associates L.P. (“Harris Associates”), Loomis, Sayles & Company, L.P. (“Loomis Sayles”), Mirova US LLC (“Mirova US”) and Wilshire (each a “Subadviser”).

Pursuant to a subadvisory agreement, Natixis Advisors has delegated portfolio management responsibilities with respect to the Harris Associates Large Cap Value Segment (described in the Prospectuses) to Harris Associates. For the services described in the subadvisory agreement, each Fund has agreed to pay Harris Associates a subadvisory fee not to exceed an annual rate of 0.70% of the average daily net assets of any segment managed by Harris Associates. The subadvisory fee for the segment currently managed by Harris Associates is set forth in the following table:

Segment	Subadvisory fee payable to Harris Associates (as a % of average daily net assets of the Segment)
Harris Associates Large Cap Value Segment	0.52%

Pursuant to a subadvisory agreement, Natixis Advisors has delegated portfolio management responsibilities with respect to the Loomis Sayles All Cap Growth Segment and Loomis Sayles Core Fixed Income Segment (each described in the Prospectuses) to Loomis Sayles. For the services described in the subadvisory agreement, each Fund has agreed to pay Loomis Sayles a subadvisory fee not to exceed an annual rate of 0.70% of the average daily net assets of any segment managed by Loomis Sayles. The subadvisory fee for the segments currently managed by Loomis Sayles are set forth in the following table:

Segment	Subadvisory fee payable to Loomis Sayles (as a % of average daily net assets of the Segment)
Loomis Sayles All Cap Growth Segment	0.35%
Loomis Sayles Core Fixed Income Segment	0.20%

Pursuant to a subadvisory agreement, Natixis Advisors has delegated portfolio management responsibilities with respect to the Mirova Global Sustainable Equity Segment and Mirova Carbon Neutral U.S. Equity Segment (each described in the Prospectuses) to Mirova US. For the services described in the subadvisory agreement, each Fund has agreed to pay Mirova US a subadvisory fee not to exceed an annual rate of 0.70% of the average daily net assets of any segment managed by Mirova US. The subadvisory fee for the segments currently managed by Mirova US are set forth in the following table:

Segment	Subadvisory fee payable to Mirova US (as a % of average daily net assets of the Segment)
Mirova Global Sustainable Equity Segment	0.50%
Mirova Carbon Neutral U.S. Equity Segment	0.25%

Pursuant to a subadvisory agreement, Natixis Advisors has delegated certain asset allocation, glide path monitoring and compliance responsibilities to Wilshire. For the services described in the subadvisory agreement, each Fund has agreed to pay Wilshire a subadvisory fee at the following annual rate:

The greater of: (i) a monthly asset-based fee (“Asset-Based Fee”) that is calculated by multiplying the Fund’s average daily net assets during the calendar month by a rate that is based on the combined average daily net assets of all of the Funds as of the end of the most recent month (the “Combined Sustainable Future Fund Assets”), as noted below:

Asset-Based Fee	Combined Sustainable Future Fund Assets
0.08%	First $250 million
0.07%	Next $250 million
0.06%	Next $750 million
0.03%	Over $1.25 billion

or (ii) the Fund’s allocable portion of a minimum annual fee (the “Minimum Annual Fee”) of $250,000 which applies to the Funds in the aggregate. When applicable, the minimum annual fee will be allocated to each Fund based on its relative average net assets of the Funds.

Payment of Advisory and Subadvisory Fees

Advisory fees and subadvisory fees are allocated and paid on a pro rata basis by each class of each Fund based on the relative net assets of each class to the total net assets of that Fund. The following table shows the total advisory fees paid by each Fund for the fiscal period ended January 31, 2018 and fiscal years ended January 31, 2019 and January 31, 2020.

Harris Associates and Loomis Sayles were appointed as subadvisors effective April 30, 2019. Therefore, Harris Associates and Loomis Sayles did not receive subadvisory fees for the fiscal period ended January 31, 2018 and fiscal year ended January 31, 2019.

2015 Fund
	Fiscal Period Ended 2/28/17[1] - 01/31/18	Fiscal Year Ended 1/31/19	Fiscal Year Ended 1/31/20
Total Advisory Fee	$41,852	$43,035	$38,883
Natixis Advisors
Fee Earned	$637	$1,027	$1,910
Fee Waived	$637	$847	$1,910
Total Paid	$—	$180	$—
Wilshire
Fee Earned	$33,990	$35,112	$31,328
Fee Waived	$—	$—	$—
Total Paid	$33,990	$35,112	$31,328
Mirova US2
Fee Earned	$7,225	$6,896	$1,018
Fee Waived	$—	$—	$—
Total Paid	$7,225	$6,896	$1,018
Harris Associates
Fee Earned	N/A	N/A	$1,870
Fee Waived	N/A	N/A	$—
Total Paid	N/A	N/A	$1,870
Loomis Sayles
Fee Earned	N/A	N/A	$2,757
Fee Waived	N/A	N/A	$—
Total Paid	N/A	N/A	$2,757

2020 Fund
	Fiscal Period Ended 2/28/17[1] - 01/31/18	Fiscal Year Ended 1/31/19	Fiscal Year Ended 1/31/20
Total Advisory Fee	$43,406	$44,707	$40,106
Natixis Advisors
Fee Earned	$665	$1,181	$2,266
Fee Waived	$665	$979	$2,266
Total Paid	$—	$202	$—
Wilshire
Fee Earned	$34,243	$35,408	$31,648
Fee Waived	$—	$—	$—
Total Paid	$34,243	$35,408	$31,648

Mirova US2
Fee Earned	$8,498	$8,118	$1,216
Fee Waived	$—	$—	$—
Total Paid	$8,498	$8,118	$1,216
Harris Associates
Fee Earned	N/A	N/A	$2,103
Fee Waived	N/A	N/A	$—
Total Paid	N/A	N/A	$2,103
Loomis Sayles
Fee Earned	N/A	N/A	$2,873
Fee Waived	N/A	N/A	$—
Total Paid	N/A	N/A	$2,873

2025 Fund
	Fiscal Period Ended 2/28/17[1] - 01/31/18	Fiscal Year Ended 1/31/19	Fiscal Year Ended 1/31/20
Total Advisory Fee	$33,724	$35,627	$35,216
Natixis Advisors
Fee Earned	$526	$1,051	$2,285
Fee Waived	$526	$867	$2,285
Total Paid	$—	$184	$—
Wilshire
Fee Earned	$25,841	$27,321	$27,124
Fee Waived	$—	$—	$—
Total Paid	$25,841	$27,321	$27,124
Mirova US2
Fee Earned	$7,357	$7,255	$1,216
Fee Waived	$—	$—	$—
Total Paid	$7,357	$7,255	$1,216
Harris Associates
Fee Earned	N/A	N/A	$2,078
Fee Waived	N/A	N/A	$—
Total Paid	N/A	N/A	$2,078
Loomis Sayles
Fee Earned	N/A	N/A	$2,513
Fee Waived	N/A	N/A	$—
Total Paid	N/A	N/A	$2,513

2030 Fund
	Fiscal Period Ended 2/28/17[1] - 01/31/18	Fiscal Year Ended 1/31/19	Fiscal Year Ended 1/31/20
Total Advisory Fee	$29,285	$32,773	$34,781
Natixis Advisors
Fee Earned	$517	$1,115	$2,572
Fee Waived	$517	$927	$2,572
Total Paid	$—	$188	$—
Wilshire
Fee Earned	$21,760	$24,289	$26,042
Fee Waived	$—	$—	$—
Total Paid	$21,760	$24,289	$26,042

Mirova US2
Fee Earned	$7,008	$7,369	$1,227
Fee Waived	$—	$—	$—

Total Paid	$7,008	$7,369	$1,227
Harris Associates
Fee Earned	N/A	N/A	$2,410
Fee Waived	N/A	N/A	$—
Total Paid	N/A	N/A	$2,410
Loomis Sayles
Fee Earned	N/A	N/A	$2,530
Fee Waived	N/A	N/A	$—
Total Paid	N/A	N/A	$2,530

2035 Fund
	Fiscal Period Ended 2/28/17[1] - 01/31/18	Fiscal Year Ended 1/31/19	Fiscal Year Ended 1/31/20
Total Advisory Fee	$30,342	$36,097	$40,214
Natixis Advisors
Fee Earned	$590	$1,400	$3,214
Fee Waived	$590	$1,146	$3,214
Total Paid	$—	$254	$—
Wilshire
Fee Earned	$21,959	$26,070	$29,769
Fee Waived	$—	$—	$—
Total Paid	$21,959	$26,070	$29,769
Mirova US2
Fee Earned	$7,793	$8,627	$1,660
Fee Waived	$—	$—	$—
Total Paid	$7,793	$8,627	$1,660
Harris Associates
Fee Earned	N/A	N/A	$2,991
Fee Waived	N/A	N/A	$—
Total Paid	N/A	N/A	$2,991
Loomis Sayles
Fee Earned	N/A	N/A	$2,580
Fee Waived	N/A	N/A	$—
Total Paid	N/A	N/A	$2,580

2040 Fund
	Fiscal Period Ended 2/28/17[1] - 01/31/18	Fiscal Year Ended 1/31/19	Fiscal Year Ended 1/31/20
Total Advisory Fee	$31,028	$34,582	$35,267
Natixis Advisors
Fee Earned	$645	$1,388	$3,067
Fee Waived	$645	$1,151	$3,067
Total Paid	$—	$237	$—
Wilshire
Fee Earned	$22,021	$24,433	$25,739
Fee Waived	$—	$—	$—
Total Paid	$22,021	$24,433	$25,739

Mirova US2
Fee Earned	$8,362	$8,761	$1,423
Fee Waived	$—	$—	$—
Total Paid	$8,362	$8,761	$1,423
Harris Associates

Fee Earned	N/A	N/A	$2,828
Fee Waived	N/A	N/A	$—
Total Paid	N/A	N/A	$2,828
Loomis Sayles
Fee Earned	N/A	N/A	$2,210
Fee Waived	N/A	N/A	$—
Total Paid	N/A	N/A	$2,210

2045 Fund
	Fiscal Period Ended 2/28/17[1] - 01/31/18	Fiscal Year Ended 1/31/19	Fiscal Year Ended 1/31/20
Total Advisory Fee	$25,422	$27,850	$29,059
Natixis Advisors
Fee Earned	$504	$1,044	$2,590
Fee Waived	$504	$863	$2,590
Total Paid	$—	$181	$—
Wilshire
Fee Earned	$17,748	$19,275	$20,991
Fee Waived	$—	$—	$—
Total Paid	$17,748	$19,275	$20,991
Mirova US2
Fee Earned	$7,170	$7,531	$1,203
Fee Waived	$—	$—	$—
Total Paid	$7,170	$7,531	$1,203
Harris Associates
Fee Earned	N/A	N/A	$2,426
Fee Waived	N/A	N/A	$—
Total Paid	N/A	N/A	$2,426
Loomis Sayles
Fee Earned	N/A	N/A	$1,849
Fee Waived	N/A	N/A	$—
Total Paid	N/A	N/A	$1,849

2050 Fund
	Fiscal Period Ended 2/28/17[1] - 01/31/18	Fiscal Year Ended 1/31/19	Fiscal Year Ended 1/31/20
Total Advisory Fee	$25,588	$28,132	$29,528
Natixis Advisors
Fee Earned	$503	$1,092	$2,711
Fee Waived	$503	$915	$2,711
Total Paid	$—	$177	$—
Wilshire
Fee Earned	$17,724	$19,349	$21,199
Fee Waived	$—	$—	$—
Total Paid	$17,724	$19,349	$21,199
Mirova US2
Fee Earned	$7,361	$7,691	$1,239
Fee Waived	$—	$—	$—
Total Paid	$7,361	$7,691	$1,239

Harris Associates
Fee Earned	N/A	N/A	$2,481
Fee Waived	N/A	N/A	$—

Total Paid	N/A	N/A	$2,481
Loomis Sayles
Fee Earned	N/A	N/A	$1,898
Fee Waived	N/A	N/A	$—
Total Paid	N/A	N/A	$1,898

2055 Fund
	Fiscal Period Ended 2/28/17[1] - 01/31/18	Fiscal Year Ended 1/31/19	Fiscal Year Ended 1/31/20
Total Advisory Fee	$25,613	$28,173	$26,360
Natixis Advisors
Fee Earned	$504	$1,096	$2,424
Fee Waived	$504	$917	$2,424
Total Paid	$—	$179	$—
Wilshire
Fee Earned	$17,746	$19,396	$18,983
Fee Waived	$—	$—	$—
Total Paid	$17,746	$19,396	$18,983
Mirova US2
Fee Earned	$7,363	$7,681	$1,181
Fee Waived	$—	$—	$—
Total Paid	$7,363	$7,681	$1,181
Harris Associates
Fee Earned	N/A	N/A	$2,141
Fee Waived	N/A	N/A	$—
Total Paid	N/A	N/A	$2,141
Loomis Sayles
Fee Earned	N/A	N/A	$1,631
Fee Waived	N/A	N/A	$—
Total Paid	N/A	N/A	$1,631

2060 Fund
	Fiscal Period Ended 2/28/17[1] - 01/31/18	Fiscal Year Ended 1/31/19	Fiscal Year Ended 1/31/20
Total Advisory Fee	$25,683	$28,162	$23,911
Natixis Advisors
Fee Earned	$505	$1,081	$2,193
Fee Waived	$505	$905	$2,193
Total Paid	$—	$176	$—
Wilshire
Fee Earned	$17,790	$19,350	$17,269
Fee Waived	$—	$—	$—
Total Paid	$17,790	$19,350	$17,269
Mirova US2
Fee Earned	$7,388	$7,731	$1,099
Fee Waived	$—	$—	$—
Total Paid	$7,388	$7,731	$1,099

Harris Associates
Fee Earned	N/A	N/A	$1,904
Fee Waived	N/A	N/A	$—
Total Paid	N/A	N/A	$1,904
Loomis Sayles

Fee Earned	N/A	N/A	$1,446
Fee Waived	N/A	N/A	$—
Total Paid	N/A	N/A	$1,446

[1]	Commencement of operations.

[2]

Prior to March 29, 2019, Mirova US was a division within its affiliate, Ostrum Asset Management U.S., LLC. On March 29, 2019, the Mirova division of Ostrum US spun out to create the entity, Mirova US. Due to these organizational changes, prior to March 29, 2019, subadvisory fees were paid to Ostrum Asset Management U.S., LLC.

The table below shows the expenses of the Funds that were reimbursed by Natixis Advisors for the fiscal period ended January 31, 2018 and fiscal years ended January 31, 2019 and January 31, 2020.

Fund	Fiscal Period Ended 2/28/17[1] - 1/31/18	Fiscal Year Ended 1/31/19	Fiscal Year Ended 1/31/20
2015 Fund	$124,003	$165,323	$171,166
2020 Fund	$124,127	$168,157	$171,209
2025 Fund	$117,211	$155,348	$167,974
2030 Fund	$113,112	$150,682	$171,315
2035 Fund	$112,600	$153,045	$168,701
2040 Fund	$112,131	$150,667	$169,381
2045 Fund	$109,090	$144,648	$161,269
2050 Fund	$109,239	$143,899	$166,029
2055 Fund	$109,057	$144,712	$159,061
2060 Fund	$109,219	$144,635	$155,042

1	Commencement of operations.

BROKERAGE COMMISSIONS

Set forth below are the amounts each Fund paid in brokerage commissions and the amount of brokerage transactions allocated to brokers providing research services during the fiscal period ended January 31, 2018 and fiscal years ended January 31, 2019 and January 31, 2020.

Loomis Sayles has a comprehensive internal voting process whereby the equity portfolio managers, research analysts and strategists vote on various aspects of a broker-dealer’s qualitative services, which include without limitation: research and other services, idea generation, models, expert consultants, political and economic analysts, technical analysts, discussions with research analysts and corporate executives, seminars and conferences (the “Equity Research Vote”). The Equity Research Vote is performed on a quarterly basis.

For a description of how transactions in portfolio securities are effected and how the Funds’ Adviser or Subadvisers select brokers, see the section entitled “Portfolio Transactions and Brokerage” in this Statement.

2015 Fund
	Fiscal Period Ended 2/28/17[1] - 1/31/18	Fiscal Year Ended 1/31/19	Fiscal Year Ended 1/31/20
Brokerage Transactions
Allocated to Brokers Providing Research Services	—	—	—
Brokerage Commissions
Total Brokerage Commissions Paid	$368	$637	$662
Commissions Paid to Brokers Providing Research Services	—	—	—

2020 Fund
	Fiscal Period Ended 2/28/17[1] - 1/31/18	Fiscal Year Ended 1/31/19	Fiscal Year Ended 1/31/20
Brokerage Transactions
Allocated to Brokers Providing Research Services	—	—	—
Brokerage Commissions
Total Brokerage Commissions Paid	$410	$852	$701
Commissions Paid to Brokers Providing Research Services	—	—	—

2025 Fund
	Fiscal Period Ended 2/28/17[1] - 1/31/18	Fiscal Year Ended 1/31/19	Fiscal Year Ended 1/31/20
Brokerage Transactions
Allocated to Brokers Providing Research Services	—	—	—
Brokerage Commissions
Total Brokerage Commissions Paid	$334	$704	$720
Commissions Paid to Brokers Providing Research Services	—	—	—

2030 Fund
	Fiscal Period Ended 2/28/17[1] - 1/31/18	Fiscal Year Ended 1/31/19	Fiscal Year Ended 1/31/20
Brokerage Transactions
Allocated to Brokers Providing Research Services	—	—	—
Brokerage Commissions
Total Brokerage Commissions Paid	$305	$704	$975
Commissions Paid to Brokers Providing Research Services	—	—	—

2035 Fund
	Fiscal Period Ended 2/28/17[1] - 1/31/18	Fiscal Year Ended 1/31/19	Fiscal Year Ended 1/31/20
Brokerage Transactions
Allocated to Brokers Providing Research Services	—	—	—
Brokerage Commissions
Total Brokerage Commissions Paid	$425	$1,000	$928
Commissions Paid to Brokers Providing Research Services	—	—	—

2040 Fund
	Fiscal Period Ended 2/28/17[1] - 1/31/18	Fiscal Year Ended 1/31/19	Fiscal Year Ended 1/31/20
Brokerage Transactions
Allocated to Brokers Providing Research Services	—	—	—
Brokerage Commissions
Total Brokerage Commissions Paid	$453	$997	$1,017
Commissions Paid to Brokers Providing Research Services	—	—	—

2045 Fund
	Fiscal Period Ended 2/28/17[1] - 1/31/18	Fiscal Year Ended 1/31/19	Fiscal Year Ended 1/31/20
Brokerage Transactions
Allocated to Brokers Providing Research Services	—	—	—
Brokerage Commissions
Total Brokerage Commissions Paid	$405	$692	$783
Commissions Paid to Brokers Providing Research Services	—	—	—

2050 Fund
	Fiscal Period Ended 2/28/17[1] - 1/31/18	Fiscal Year Ended 1/31/19	Fiscal Year Ended 1/31/20
Brokerage Transactions
Allocated to Brokers Providing Research Services	—	—	—
Brokerage Commissions
Total Brokerage Commissions Paid	$321	$742	$1,002
Commissions Paid to Brokers Providing Research Services	—	—	—

2055 Fund
	Fiscal Period Ended 2/28/17[1] - 1/31/18	Fiscal Year Ended 1/31/19	Fiscal Year Ended 1/31/20
Brokerage Transactions
Allocated to Brokers Providing Research Services	—	—	—
Brokerage Commissions
Total Brokerage Commissions Paid	$317	$740	$735
Commissions Paid to Brokers Providing Research Services	—	—	—

2060 Fund
	Fiscal Period Ended 2/28/17[1] - 1/31/18	Fiscal Year Ended 1/31/19	Fiscal Year Ended 1/31/20
Brokerage Transactions
Allocated to Brokers Providing Research Services	—	—	—
Brokerage Commissions
Total Brokerage Commissions Paid	$328	$719	$611
Commissions Paid to Brokers Providing Research Services	—	—	—

[1]	Commencement of operations.

Regular Broker-Dealers

The table below contains the aggregate value of securities of each Fund’s regular broker-dealers1 (or the parent of the regular broker-dealers) held by each Fund, if any, as of the close of the fiscal year ended January 31, 2020.

Fund	Regular Broker-Dealer	Aggregate Value of Securities of Each Regular Broker-Dealer (or its Parent)Held by Fund
2015 Fund
	Citigroup, Inc. Bank of America Corp. Wells Fargo & Co. Goldman Sachs Group, Inc. (The) State Street Corp. Royal Bank of Canada Morgan Stanley JPMorgan Chase & Co. HSBC Holdings PLC	$ $ $ $ $ $ $ $ $	31,230 28,492 22,833 19,563 17,319 14,185 10,772 10,502 8,306
2020 Fund
	Citigroup, Inc. Bank of America Corp. Wells Fargo & Co. Goldman Sachs Group, Inc. (The) State Street Corp. Royal Bank of Canada Morgan Stanley JPMorgan Chase & Co. HSBC Holdings PLC	$ $ $ $ $ $ $ $ $	31,672 30,003 22,632 20,276 18,302 13,155 10,772 10,502 8,306
2025 Fund
	Citigroup, Inc. Bank of America Corp. Wells Fargo & Co. State Street Corp. Goldman Sachs Group, Inc. (The) Royal Bank of Canada Morgan Stanley JPMorgan Chase & Co. HSBC Holdings PLC	$ $ $ $ $ $ $ $ $	35,239 32,485 23,074 22,840 20,263 11,155 9,694 8,402 8,306
2030 Fund
	Citigroup, Inc. Bank of America Corp. State Street Corp. Wells Fargo & Co. Goldman Sachs Group, Inc. (The) Royal Bank of Canada Morgan Stanley JPMorgan Chase & Co. HSBC Holdings PLC	$ $ $ $ $ $ $ $ $	37,912 34,344 26,168 25,281 20,012 9,154 8,617 8,402 8,306
2035 Fund
	Citigroup, Inc. Bank of America Corp. State Street Corp. Wells Fargo & Co. Goldman Sachs Group, Inc. (The) Morgan Stanley JPMorgan Chase & Co. HSBC Holdings PLC Royal Bank of Canada	$ $ $ $ $ $ $ $ $	34,177 32,500 25,941 20,626 16,306 5,386 5,251 5,192 5,062

Fund	Regular Broker-Dealer	Aggregate Value of Securities of Each Regular Broker-Dealer (or its Parent)Held by Fund
2040 Fund
	Citigroup, Inc. Bank of America Corp. State Street Corp. Wells Fargo & Co. Goldman Sachs Group, Inc. (The) Morgan Stanley Royal Bank of Canada JPMorgan Chase & Co. HSBC Holdings PLC	$ $ $ $ $ $ $ $ $	35,285 32,514 28,437 20,271 16,656 3,231 3,061 2,101 2,077
2045 Fund
	Citigroup, Inc. Bank of America Corp. State Street Corp. Wells Fargo & Co. Goldman Sachs Group, Inc. (The) Royal Bank of Canada Morgan Stanley JPMorgan Chase & Co. HSBC Holdings PLC	$ $ $ $ $ $ $ $ $	30,220 28,673 25,412 17,066 14,754 3,061 2,154 2,101 2,077
2050 Fund
	Citigroup, Inc. Bank of America Corp. State Street Corp. Wells Fargo & Co. Goldman Sachs Group, Inc. (The) Royal Bank of Canada JPMorgan Chase & Co. Morgan Stanley HSBC Holdings PLC	$ $ $ $ $ $ $ $ $	29,769 28,634 25,639 17,629 15,229 3,061 2,101 1,077 1,038
2055 Fund
	Citigroup, Inc. Bank of America Corp. State Street Corp. Wells Fargo & Co. Goldman Sachs Group, Inc. (The) Royal Bank of Canada JPMorgan Chase & Co. HSBC Holdings PLC Morgan Stanley	$ $ $ $ $ $ $ $ $	26,792 26,736 23,294 14,940 14,041 3,061 2,101 2,077 1,077
2060 Fund
	Bank of America Corp. Citigroup, Inc. State Street Corp. Wells Fargo & Co. Goldman Sachs Group, Inc. (The) JPMorgan Chase & Co. HSBC Holdings PLC Morgan Stanley Royal Bank of Canada	$ $ $ $ $ $ $ $ $	21,122 20,840 18,151 11,795 11,187 2,100 2,077 1,077 1,000

[1]

“Regular Broker-Dealers” are defined by the SEC as: (a) one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the ten brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

OWNERSHIP OF FUND SHARES

As of May 1, 2020, to the Trust’s knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below.1 Class Y shares of the Funds had not commenced operations as of the date of this Statement.

Fund	Shareholder and Address	Ownership Percentage
2015 Fund[2] (Class N)	Natixis Investment Managers, LLC Boston, MA 02199-8197	65.75%
	Matrix Trust Company Denver, CO 80202-3304	16.35%
	National Financial Services, LLC Jersey City, NJ 07310-1995	15.35%
2020 Fund[2] (Class N)	Natixis Investment Managers, LLC Boston, MA 02199-8197	82.65%
2025 Fund[2] (Class N)	Natixis Investment Managers, L.P. Boston, MA 02199-8197	64.38%
	National Financial Services, LLC Jersey City, NJ 07310-1995	13.64%
	Matrix Trust Company Denver, CO 80202-3304	9.31%
2030 Fund[2] (Class N)	Natixis Investment Managers, L.P. Boston, MA 02199-8197	50.03%
	Matrix Trust Company Denver, CO 80202-3304	7.42%
	Matrix Trust Company Trustee Denver, CO 80202-3304	6.36%
	Great-West Trust Company, LLC Greenwood Village, CO 80111-5002	6.15%
2035 Fund[2] (Class N)	Natixis Investment Managers, L.P. Boston, MA 02199-8197	54.87%
	National Financial Services, LLC Jersey City, NJ 07310-1995	16.07%
	Mid Atlantic Trust Company Pittsburg, PA 15222-4228	6.87%

2040 Fund[2] (Class N)	Natixis Investment Managers, L.P. Boston, MA 02199-8197	53.44%
	National Financial Services, LLC Jersey City, NJ 07310-1995	8.01%
	Reliance Trust Atlanta, GA 30358-0004	6.59%
	Matrix Trust Company Denver, CO 80202-3304	5.33%
2045 Fund[2] (Class N)	Natixis Investment Managers, L.P. Boston, MA 02199-8197	49.88%
	Great-West Trust Company, LLC Greenwood Village, CO 80111-5002	19.65%
	Matrix Trust Company Denver, CO 80202-3304	5.00%
2050 Fund[2] (Class N)	Natixis Investment Managers, L.P. Boston, MA 02199-8197	53.68%
	State Street bank and Trust Boston, MA 02199-8197	10.87%
	Ascensus Trust Company Fargo, ND 58106-0758	5.58%
2055 Fund[2] (Class N)	Natixis Investment Managers, L.P. Boston, MA 02199-8197	64.71%
	State Street bank and Trust Boston, MA 02199-8197	7.29%
	National Financial Services, LLC Jersey City, NJ 07310-1995	6.65%
	Great-West Trust Company, LLC Greenwood Village, CO 80111-5002	5.30%
2060 Fund[2] (Class N)	Natixis Investment Managers, L.P. Boston, MA 02199-8197	80.77%

[1]

Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of the Funds, it may be deemed to “control” the Funds within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.

[2]	As of May 1, 2020, Natixis Investment Managers, LLC owned more than 25% of each Fund and therefore may be presumed to “control” each Fund, as that term is defined in the 1940 Act.

Ownership of shares of a Fund may be concentrated in one or a few large investors. For Funds that have recently launched and/or have limited operating history, such investors may include an affiliate of the Fund’s Adviser. The Funds may experience large redemptions or investments due to transactions in Fund shares by large shareholders. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on a Fund’s performance. In the event of such redemptions or investments, a Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase a Fund’s brokerage and/or other transaction costs. In addition, when investors own a substantial portion of a Fund’s shares, a large redemption could cause actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Redemptions of Fund shares could also accelerate the realization of taxable capital gains, including short-term capital gains taxable as ordinary income, in a Fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when an investor purchases, redeems, or owns a substantial portion of a Fund’s shares. When possible, the Funds’ Adviser will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful.

THE TRUST

Natixis Funds Trust IV is registered with the SEC as an open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated March 17, 2000, as amended, and is a “series” company as described in Section 18(f)(2) of the 1940 Act. Currently, each series of the Trust is diversified. The name of Natixis Funds Trust IV has changed several times since its organization as noted below:

Trust Name	Date
Nvest Companies Trust I	March 2000 to April 2001
CDC Nvest Companies Trust I	May 2001 to April 2005
IXIS Advisor Funds Trust IV	May 2005 to August 2007
Natixis Funds Trust IV	August 2007 to present

Natixis Funds Trust IV has eleven (11) separate portfolios, including the Funds and AEW Global Focused Real Estate Fund, which commenced operations on September  1, 2000.

INVESTMENT STRATEGIES AND RISKS

The descriptions below summarize and describe certain investment strategies, including particular types of securities, instruments, or specific practices that may be used by the Adviser or Subadviser of each Fund in managing the Fund or by the underlying funds in which each Fund invests (the “Underlying Funds”). Each Fund’s principal strategies are described in its Prospectus. This Statement describes some of the non-principal strategies that the Funds, and/or the Underlying Funds, may use, in addition to providing additional information, including related risks, about their principal strategies. Because of the Funds’ investments in the Underlying Funds, each Fund will be subject to many of the risks described below indirectly through its investments in the Underlying Funds.

The list of securities or other instruments under each category below is not intended to be an exclusive list of securities, instruments and practices for investment and unless a strategy, practice or security is specifically prohibited by the investment restrictions listed in the Funds’ Prospectuses, in the section “Investment Restrictions” in this Statement or under applicable law, each Fund may engage in each of the strategies and invest in securities and instruments in addition to those listed below. The Adviser or Subadviser of each Fund may invest in a general category listed below and, where applicable, with particular emphasis on a certain type of security, but investment is not limited to the categories listed below or the securities specifically enumerated under each category. A Fund is not required to engage in a particular transaction or invest in any security or instrument, even if to do so might benefit the Fund. The Adviser or Subadviser may invest in some securities under a given category as a primary strategy and in other securities under the same category as a secondary strategy. The Adviser or Subadviser of each Fund may invest in any security that falls under the specific category, including securities that are not listed below. The Prospectuses and/or this Statement will be updated if the Funds begin to engage in investment practices that are not described in the Prospectuses and/or this Statement.

Debt Securities

Each Fund may invest in debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero-coupon securities, do not pay interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities and mortgage- and other asset-backed securities. Debt securities include a broad array of short-, medium- and long-term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some debt securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer’s obligation. Debt securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the securities, as well as the obligation to repay the principal amount of the security at maturity.

Debt securities are subject to market/issuer risk and credit/counterparty risk. Credit/counterparty risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer’s general taxing power, (ii) a specific type of tax, such as a property tax, or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer, war, natural disasters, terrorism or other major events. U.S. government securities are not generally perceived to involve credit/counterparty risks to the same extent as investments in other types of fixed-income securities; as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate and municipal debt securities. Market/issuer risk is the risk that the value of the security will fall because of changes in market rates of interest. Generally, the value of debt securities falls when market rates of interest are rising. Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest payments.

Many variable and floating rate instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined.

Because interest rates vary, it is impossible to predict the income of a Fund that invests in debt securities for any particular period. Fluctuations in the value of a Fund’s investments in debt securities will cause the Fund’s net asset value (“NAV”) to increase or decrease.

Adjustable-Rate Mortgage (“ARM”) Securities

Each Fund may invest in ARMs. An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Since the interest rates are reset only periodically, changes in the interest rate on ARMs may lag behind changes in prevailing market interest rates. In addition, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. In addition, a Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying ARM to exceed a cap rate for a particular mortgage. See the section “Mortgage-Related Securities” for more information on the risks involved in ARMs.

Asset-Backed Securities

Each Fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Mortgage-backed securities are a type of asset-backed security. The securitization techniques used to develop mortgage securities are also applied to a broad range of other assets. Through the use of trusts and special purpose vehicles, assets, such as automobile and credit card receivables, are securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a collateralized mortgage obligation (“CMO”) structure (described herein). Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Fund will ordinarily reinvest the prepaid amounts in securities, the yields of which reflect interest rates prevailing at the time. Therefore, a Fund’s ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

In addition, the value of some mortgage-backed or asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of its Adviser or Subadviser to forecast interest rates and other economic factors correctly. These types of securities may also decline for reasons associated with the underlying collateral. Asset-backed securities involve risks similar to those described in the section “Mortgage-Related Securities.” The Funds may also invest in residual interests in asset-backed securities, which are interests in the excess cash flow remaining after the issuer makes required payments on the securities and pays related administrative expenses. The total amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rate on the securities, prevailing interest rates, the amount of administrative expenses and the actual performance of the underlying assets. Among other things, such performance is influenced by the amount and timing of losses incurred on the assets and leasing and disposition activity of the asset manager.

Each Fund may also gain exposure to asset-backed securities through entering into credit default swaps or other derivative instruments related to this asset class. For example, a Fund may enter into credit default swaps on asset-backed securities, which are indices made up of tranches of asset-backed securities, each with different credit ratings. Utilizing asset-backed securities, one can either gain synthetic risk exposure to a portfolio of such securities by “selling protection” or take a short position by “buying protection.” The protection buyer pays a monthly premium to the protection seller, and the seller agrees to cover any principal losses and interest shortfalls of the referenced underlying asset-backed securities. Credit default swaps and other derivative instruments related to asset-backed securities are subject to the risks associated with asset-backed securities generally, as well as the risks of derivative transactions. See the section “Derivative Instruments.”

Collateralized Mortgage Obligations (“CMOs”)

Each Fund may invest in CMOs. CMOs are securities backed by a portfolio of mortgages or mortgage-backed securities held under indentures. CMOs may be issued either by U.S. government instrumentalities or by non-governmental entities. CMOs are not direct obligations of the U.S. government. The issuer’s obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series, which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have a similar effect to the prepayment of mortgages underlying a mortgage pass-through security. CMOs and other asset-backed and mortgage-backed securities may be considered derivative instruments. CMOs involve risks similar to those described in the section “Mortgage-Related Securities.”

Convertible Securities

Each Fund may invest in convertible securities. Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Since convertible securities may be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. Convertible securities are generally subject to the same risks as non-convertible fixed-income securities, but usually provide a lower yield than comparable fixed-income securities. Many convertible securities are relatively illiquid.

Cybersecurity, Operational and Technology Risk

The Funds, their service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Funds and their shareholders. These risks include theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly sensitive information relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Power outages, natural disasters, equipment malfunctions and processing errors that threaten these systems, as well as market events that occur at a pace that overloads these systems, may also disrupt business operations or impact critical data. Cybersecurity and other operational and technology issues may result in, among other things, financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders or to engage in portfolio transactions; delays or mistakes in the calculation of a Fund’s net asset value (“NAV”) or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers (including, but not limited to, the Funds’ investment adviser, any subadvisers, administrator, transfer agent, and custodian), financial intermediaries, companies in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cybersecurity and other operational and technology risks, resulting in losses to a Fund or its shareholders. Furthermore, as a result of breaches in cybersecurity or other operational and technology disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Funds being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price their investments. The Funds have developed processes, risk management systems and business continuity plans designed to reduce the risks associated with cybersecurity and other operational and technology issues. However, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cybersecurity defenses and operational and technology plans and systems of their service providers, financial intermediaries and companies in which they invest or with which they do business and there are inherent limitations in systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls. Additionally, such third party service providers may have limited indemnification obligations to the Adviser or the Fund. Similar types of cybersecurity risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Fixed-Income Securities

Each Fund may invest in fixed-income securities. Fixed-income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed-income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed-income securities include, among others, bonds, debentures, notes, bills and commercial paper. Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. In addition, the prices of fixed-income securities generally vary inversely with changes in interest rates. Prices of fixed-income securities may also be affected by items related to a particular issue or to the debt markets generally. The NAV of a Fund’s shares will vary as a result of changes in the value of the securities in the Fund’s portfolio.

Investment-Grade Fixed-Income Securities. To be considered investment-grade quality, at least one of the three major rating agencies (Fitch Investor Services, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) or S&P Global Ratings (“S&P”)) must have rated the security in one of its respective top four rating categories at the time a Fund acquires the security or, if the security is unrated, the Fund’s Adviser or Subadviser must have determined it to be of comparable quality.

Below Investment-Grade Fixed-Income Securities. Below investment-grade fixed-income securities (commonly referred to as “junk bonds”) are rated below investment-grade quality. To be considered below investment-grade quality, none of the three major rating agencies (Fitch, Moody’s and S&P) must have rated the security in one of its respective top four rating categories at the time a Fund acquires the security or, if the security is unrated, the Fund’s Adviser or Subadviser must have determined it to be of comparable quality.

Below investment-grade fixed-income securities are subject to greater credit/counterparty risk and market/issuer risk than higher-quality fixed-income securities. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If a Fund invests in below investment-grade fixed-income securities, a Fund’s achievement of its objective may be more dependent on the Adviser’s or the Subadviser’s own credit analysis than is the case with funds that invest in higher-quality fixed-income securities. The market for below investment-grade fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for below investment-grade fixed-income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Below investment-grade fixed-income securities may be in poor standing or in default and typically have speculative characteristics.

For more information about the ratings services’ descriptions of the various ratings categories, see Appendix A. A Fund may continue to hold fixed-income securities that are downgraded in quality subsequent to their purchase if the Fund’s Adviser or Subadviser believes it would be advantageous to do so.

Green Bonds

Each Fund may invest in green bonds. Green bonds are issued to finance specific projects to generate an environmental benefit while offering potential market return in the same manner as other “conventional” fixed income securities. Green bonds may be issued by corporations, banks, supranational entities, development banks, agencies, regions and governments, among others. Certain green bonds may be dependent on government incentives and subsidies and lack of political support for the financing of projects with a positive environmental impact could negatively impact the performance of the Fund. As the green bond market is relatively new and continues to evolve, the criteria used to define green bonds may change in the future. Green bonds are often purchased on the primary market and a Fund’s ability to purchase green bonds on the primary market may be restricted if an affiliate of the Fund’s Adviser or Subadviser is part of the underwriting or selling syndicate.

Inflation-Linked and Inflation-Indexed Securities

Each Fund may invest in inflation-linked and –indexed securities. Inflation-linked and –indexed securities are fixed-income securities whose principal values are adjusted periodically according to the rate of inflation. These securities generally have maturities of ten or thirty years and interest is payable semiannually. The principal amount of these securities increases with increases in the price index used as a reference value for the securities. In addition, the amounts payable as coupon interest payments increase when the price index increases because the interest amount is calculated by multiplying the principal amount (as adjusted) by a fixed coupon rate.

Although inflation-linked and –indexed securities protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. The values of inflation-linked and –indexed securities generally fluctuate in response to changes to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a rate faster than nominal interest rates, real interest rates might decline, leading to an increase in value of the inflation-linked or –indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-linked and –indexed securities. If inflation is lower than expected during a period in which a Fund holds inflation-linked and -indexed securities, the Fund may earn less on such securities than on a conventional security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked and -indexed securities may not be protected to the extent that the increase is not reflected in the price index used as a reference for the securities. There can be no assurance that the price index used for an inflation-linked or –indexed security will accurately measure the real rate of inflation in the prices of goods and services. Inflation-linked and -indexed securities include Treasury Inflation-Protected Securities issued by the U.S. government (see the section “U.S. Government Securities” for additional information), but also may include securities issued by state, local and non-U.S. governments and corporations and supranational entities.

A Fund’s investments in inflation-linked and -indexed securities can cause the Fund to accrue income for U.S. federal income tax purposes without a corresponding receipt of cash; the Fund may be required to dispose of portfolio securities (including when not otherwise advantageous to do so) in order to obtain sufficient cash to meet its distribution requirements for eligibility to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (“Code”).

Investments in Banks

Each Fund may invest a portion of its assets in certificates of deposit (certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time), time deposits (non-negotiable deposits maintained in a bank for a specified period of time up to seven days at a stated interest rate), bankers’ acceptances (credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer) and other securities and instruments issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks. Banks are also expected to serve as counterparties on some of a Fund’s derivative contracts.

A Fund also may purchase U.S. dollar-denominated obligations issued by foreign branches of domestic banks or foreign branches of foreign banks (“Eurodollar” obligations) and domestic branches of foreign banks (“Yankee dollar” obligations). Eurodollar and other foreign obligations involve special investment risks, including the possibility that (i) liquidity could be impaired because of future political and economic developments, (ii) the obligations may be less marketable than comparable domestic obligations of domestic issuers, (iii) a foreign jurisdiction might impose withholding or other taxes on interest income payable on those obligations, (iv) deposits may be seized or nationalized, (v) foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations, (vi) the selection of foreign obligations may be more difficult because there may be less information publicly available concerning foreign issuers, (vii) there may be difficulties in enforcing a judgment against a foreign issuer, or (viii) the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. government agencies or instrumentalities.

These restrictions will not limit which banks may serve as counterparties for a Fund’s derivative instruments.

Mortgage Dollar Rolls

Each Fund may enter into mortgage dollar rolls. A dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will designate on its records or segregate with its custodian bank assets determined to be liquid in an amount sufficient to meet its obligations under the transactions. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. A Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Mortgage-Related Securities

Each Fund may invest in mortgage-related securities, such as Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will tend to reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will tend to increase, and slower-than-expected prepayments will tend to reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by a Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would increase the inherent volatility of a Fund by increasing the average life of the Fund’s portfolio securities.

The value of some mortgage-backed or asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of a Fund’s Adviser or Subadviser to forecast interest rates and other economic factors correctly. These types of securities may also decline for reasons associated with the underlying collateral. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories, less documentation or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable-rate mortgages. Securities issued by the GNMA and the FNMA and similar issuers also may be exposed to risks described under “U.S. Government Securities.”

A Fund also may gain exposure to mortgage-related securities through entering into credit default swaps or other derivative instruments related to this asset class. For example, a Fund may enter into credit default swaps on CMBX, which are indices made up of tranches of commercial mortgage-backed securities, each with different credit ratings. Utilizing CMBX, one can either gain synthetic risk exposure to a portfolio of such securities by “selling protection” or take a short position by “buying protection.” The protection buyer pays a monthly premium to the protection seller, and the seller agrees to cover any principal losses and interest shortfalls of the referenced underlying mortgage-backed securities. Credit default swaps and other derivative instruments related to mortgage-related securities are subject to the risks associated with mortgage-related securities generally, as well as the risks of derivative transactions. See the section “Derivative Instruments.”

Pay-in-Kind Securities

Each Fund may invest in pay-in-kind securities which are securities that pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on various factors, such as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. A Fund would be required to distribute the income on these instruments as it accrues, even though the Fund would not receive the income on a current basis or in cash. Thus, such Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Rule 144A Securities and Section 4(a)(2) Commercial Paper

Each Fund may invest in Rule 144A securities and/or Section 4(a)(2) commercial paper. Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act. A Fund may also purchase commercial paper issued under Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”) or similar debt obligations. Commercial paper is generally considered to be short-term unsecured debt of corporations. Investing in Rule 144A securities and Section 4(a)(2) commercial paper could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The Adviser, in accordance with the Funds’ liquidity management program, will determine whether securities purchased under Rule 144A and/or Section 4(a)(2) commercial paper are illiquid. A Fund’s Adviser or Subadviser will also monitor the liquidity of Rule 144A securities and/or Section 4(a)(2) commercial papers and, if as a result of changes in market, trading, and investment-specific considerations, the Adviser determines that such securities are no longer liquid, the Adviser will review the Fund’s holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities.

Step-Coupon Securities

Each Fund may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.

“Stripped” Securities

Each Fund may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its investments in IOs. Stripped securities may be illiquid. Stripped securities may be considered derivative instruments. See the section “Derivative Instruments.”

Structured Notes

Each Fund may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a commodity (such as gold or oil) or commodity index, a foreign currency, an index of securities (such as the S&P 500® Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced.

Structured notes include, but are not limited to, equity-linked notes. An equity-linked note is a note whose performance is tied to a single stock, a basket of stocks, or a stock index. Equity-linked notes combine the principal protection normally associated with fixed-income securities with the potential for capital appreciation normally associated with equity securities. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity-linked notes may also have a “cap” or “floor” on the principal amount to be repaid to holders, irrespective of the performance of the linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the linked securities. The terms of an equity-linked note may also provide for periodic interest payments at either a fixed or floating rate.

Structured notes can serve many different purposes in the management of a Fund. For example, they can be used to increase a Fund’s exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as commodities or stocks traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments a Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country’s stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a Fund’s portfolio as a whole.

Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of an Adviser’s or Subadviser’s analysis of the issuer’s creditworthiness and financial prospects, and of the Adviser’s or Subadviser’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described below) apply. Structured notes may be considered derivative instruments.

U.S. Government Securities

Each Fund may invest in some or all of the following U.S. government securities:

U.S. Treasury Bills – Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. government.

U.S. Treasury Notes and Bonds – Direct obligations of the U.S. Treasury issued in maturities that vary between one and thirty years, with interest normally payable every six (6) months. These obligations are backed by the full faith and credit of the U.S. government.

U.S. Treasury Floating Rate Notes – Treasury Floating Rate Notes are new instruments authorized by amendments to the U.S. Treasury’s marketable securities auction rules. As with other floating rate securities, at certain intervals the interest payment on a Treasury Floating Rate Note will increase when the applicable index increases, and will decrease when the applicable index decreases. Treasury Floating Rate Notes are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these securities will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.

Treasury Inflation-Protected Securities (“TIPS”) – Fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

“Ginnie Maes” – Debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Rural Housing Service or guaranteed by the Veterans Administration. The GNMA guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Funds) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Funds, which reinvest any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

“Fannie Maes” – The FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage banks. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA, but these obligations are not backed by the full faith and credit of the U.S. government.

“Freddie Macs” – The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the U.S. government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but these obligations are not backed by the full faith and credit of the U.S. government.

U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in a Fund’s NAV. Because the magnitude of these fluctuations generally will be greater at times when a Fund’s average maturity is longer, under certain market conditions a Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as those issued by Fannie Mae and Freddie Mac are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but have not been backed by the full faith and credit of the U.S. government. Instead, they have been supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities.

S&P downgraded its long-term sovereign credit rating on the United States from “AAA” to “AA+” on August 5, 2011. The downgrade by S&P and other possible downgrades in the future may result in increased volatility or liquidity risk, higher interest rates and lower prices for U.S. government securities and increased costs for all kinds of debt. The value of the Funds’ shares may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. government’s credit rating given that the Funds may invest in U.S. government securities.

In September 2008, the U.S. Treasury Department placed FNMA and FHLMC into conservatorship. The companies remain in conservatorship, and the effect that this conservatorship will have on the companies’ debt and equity securities is unclear. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored enterprises in the future. In addition, any such government support may benefit the holders of only certain classes of an issuer’s securities.

Under the Federal Housing Finance Agency’s “Single Security Initiative,” FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of FNMA and FHLMC mortgage-backed securities. In June 2019, FNMA and FHLMC started to issue UMBS in place of their current offerings of TBA-eligible mortgage-backed securities. The effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

See the section “Mortgage-Related Securities” for additional information on these securities.

Zero-Coupon Securities

Each Fund may invest in zero-coupon securities. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation; the holder generally is entitled to receive the par value of the security at maturity. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. A Fund’s investment in zero-coupon securities will require the Fund to accrue income without a corresponding receipt of cash. A Fund may be required to dispose of other portfolio securities (including at a time when it is not otherwise advantageous to do so) in order to obtain sufficient cash to meet its distribution requirements for treatment as a RIC under the Code.

Equity Securities

Each Fund may invest in equity securities. Common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities, together called “equity securities,” are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and may include common and preferred stocks, securities exercisable for, or convertible into, common or preferred stocks, such as warrants, convertible debt securities and convertible preferred stock, and other equity-like interests in an entity. Equity securities may take the form of stock in a corporation, limited partnership interests, interests in limited liability companies, depositary receipts, real estate investment trusts (“REITs”) or other trusts and other direct or indirect interests in business organizations. Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event that an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and other debt securities generally take precedence over holders of preferred stock, whose claims take precedence over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and more risky than some other forms of investment, particularly debt securities. The value of your investment in a fund that invests in equity securities may decrease, potentially by a significant amount. A Fund may invest in equity securities of companies with relatively small market capitalizations. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See the section “Market Capitalizations” below. A Fund’s investments may include securities traded “over-the-counter” (“OTC”) as well as those traded on a securities exchange. Some securities, particularly OTC securities, may be more difficult to sell under some market conditions.

Stocks of companies that a Fund’s Adviser or Subadviser believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If an Adviser’s or Subadviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Adviser or Subadviser has placed on it.

Stocks of companies that are not expected to experience significant earnings growth, but whose stocks a Fund’s Adviser or Subadviser believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If an Adviser’s or Subadviser’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the Adviser or Subadviser has placed on it.

Many stocks may have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, the stock should be characterized.

Corporate Reorganizations

Each Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Fund’s Adviser, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by a Fund.

In general, securities, which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved, significantly undervalues the securities, assets or cash to be received by shareholders of the prospective company as a result of the contemplated transaction or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Fund’s Adviser or Subadviser which must appraise not only the value of the issuer and its component businesses, but also the financial resources and business motivation of the offer or proposal as well as the dynamics of the business climate when the offer or proposal is in process.

Investment Companies

Each Fund is a fund-of-funds and invests in other affiliated investment companies in reliance on Section 12(d)(1)(G) of the 1940 Act. The Funds (each an “Investing Fund”) may purchase shares of Underlying Funds after 4 p.m. Eastern Time (the “Cut-Off Time”) and receive the current day’s price if the following conditions are met: (i) the Investing Fund received a purchase order in good order prior to the Cut-Off Time on that day; and (ii) the purchase(s) by the Investing Fund of shares of the Underlying Funds are executed pursuant to an allocation pre-determined by the Adviser prior to that day’s Cut-Off Time.

Investment companies, including exchange-traded funds (“ETFs”) are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company’s portfolio. In other circumstances, the market value of an investment company’s shares may be less than the NAV per share of the investment company. As an investor in another investment company, a Fund will bear its ratable share of the investment company’s expenses, including advisory fees, and the Fund’s shareholders will bear such expenses indirectly, in addition to similar fees and expenses of the Fund. A Fund may also be exposed to the risk associated with the underlying investment company’s investments.

Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a Fund’s Adviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. In addition, it may be efficient for a Fund to gain exposure to particular market segments by investing in shares of one or more investment companies.

Exchange-Traded Funds. Each Fund may invest in shares of ETFs. An ETF is an investment company that is generally registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index. The ETF may be actively managed. ETFs sell and redeem their shares at NAV in large blocks (typically 50,000 of its shares or more) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. ETFs sometimes also refer to entities that are not registered under the 1940 Act that invest directly in commodities or other assets (e.g., gold bullion). Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities, including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument. In addition, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held.

Market Capitalizations

Each Fund may invest in companies with small, medium or large market capitalizations. Large capitalization companies are generally large companies that have been in existence for a number of years and are well established in their market. Middle market capitalization companies are generally medium-sized companies that are not as established as large capitalization companies, may be more volatile and are subject to many of the same risks as smaller capitalization companies.

Small Capitalization Companies

Each Fund may invest in companies with relatively small market capitalizations. Such investments may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalizations. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller market capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalization or market averages in general. To the extent that a Fund invests in companies with relatively small market capitalizations, the value of its stock portfolio may fluctuate more widely than broad market averages.

Preferred Stock

Each Fund may invest in preferred stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

REITs

Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended and changes in interest rates. REITs, whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for the favorable tax treatment available to REITs under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks, including prepayment risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than more widely held securities.

A Fund’s investment in a REIT may result in the Fund’s making distributions that constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction or, generally, for treatment as qualified dividend income.

Depositary Receipts

Each Fund may invest in foreign equity securities by purchasing “depositary receipts.” Depositary receipts are instruments issued by banks that represent an interest in foreign equity securities held by arrangement with the bank. Depositary receipts can be either “sponsored” or “unsponsored.” Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and the price may be more volatile than in the case of sponsored depositary receipts. American Depositary Receipts are depositary receipts that are bought and sold in the United States and are typically issued by a U.S. bank or trust company. European Depositary Receipts and Global Depositary Receipts are depositary receipts that are typically issued by foreign banks or trust companies; they may evidence ownership of securities issued by U.S. or foreign company. All depositary receipts, including those denominated in U.S. dollars will be subject to foreign currency risk. See the section “Foreign Currency Transactions” for more information.

Because the Funds may invest in depositary receipts, changes in foreign economies and political climates are more likely to affect a Fund than a mutual fund that invests exclusively in U.S. companies. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If a Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the Fund than a fund that is not over-weighted in that region. See the section “Foreign Securities” for more information.

Emerging Markets

Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not highly developed. The same or similar risks are seen in investments in companies that are located in developed markets but derive substantial revenues from emerging markets. The risks associated with investing in foreign securities are often heightened for investments in emerging market countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging market issuers and the oftentimes low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests or currency transfer restrictions; (iv) an economy’s dependence on revenues from particular commodities or on international aid or development assistance; (v) the absence of developed legal structures governing private or foreign investment and private property and/or less developed custodial and deposit systems and delays and disruptions in securities settlement procedures; and (vi) risks associated with the imposition of sanctions by the U.S. government. A Fund’s purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a Fund, its Adviser or Subadviser and their affiliates, and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on the Fund’s performance and may adversely affect the liquidity of the Fund’s investment to the extent that it invests in certain emerging market countries. In addition, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund’s NAV will be adversely affected. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

In determining whether to invest in securities of foreign issuers, a Fund’s Adviser or Subadviser may consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax laws may reduce a Fund’s net income available for distribution to shareholders.

For the purposes of determining whether a particular country is considered a developed or emerging market, a Fund will use a country’s sovereign quality rating. An emerging market country is defined as a country that carries a sovereign quality rating below investment grade by either S&P or Moody’s, or is unrated by both S&P and Moody’s. Thus, an emerging market security is defined as a security that is issued by sovereign or corporate entities domiciled in an emerging market country as defined above.

Foreign Investment Companies

Some of the countries in which the Funds may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or authorized investment vehicles, which may include other investment companies. The Funds may also invest in registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act or to special tax rules under the Code. If a Fund invests in investment companies, shareholders will bear not only their proportionate share of the Fund’s expenses (including operating expenses and the fees of the Fund’s Adviser), but also, indirectly, the similar expenses of the underlying investment companies.

Foreign Securities

Each Fund may invest in foreign securities. Foreign securities may include, among other things, securities of issuers organized or headquartered outside the U.S. as well as obligations of supranational entities. The examples described in this section should not be considered a definition of “foreign securities.” In addition to the risks associated with investing in securities generally, such investments present additional risks not typically associated with investments in comparable securities of U.S. issuers. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets, as described more fully in the section “Emerging Markets.”

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. If a Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on a Fund than a Fund that is not over-weighted in that region. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer’s obligations.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. To the extent a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. The 2008 global economic crisis has caused many European countries to experience serious fiscal difficulties, including bankruptcy, public budget deficits, recession, sovereign default, restructuring of government debt, credit rating downgrades and an overall weakening of the banking and financial sectors. In addition, some European economies may depend on others for assistance, and the inability of such economies to achieve the reforms or objectives upon which that assistance is conditioned may result in deeper and/or longer financial downturns among the Eurozone nations. Recent events in the Eurozone have called into question the long-term viability of the euro as a shared currency among the Eurozone nations. Moreover, strict fiscal and monetary controls imposed by the European Economic and Monetary Union as well as any other requirements it may impose on member countries may significantly impact such countries and limit them from implementing their own economic policies to some degree. As the result of economic, political, regulatory or other actions taken in response to this crisis, including any discontinuation of the euro as the shared currency among the Eurozone nations or the implementation of capital controls or the restructuring of financial institutions, a Fund’s euro-denominated investments may become difficult to value, a Fund may be unable to dispose of investments or repatriate investment proceeds, a Fund’s ability to operate its strategy in connection with euro-denominated securities may be significantly impaired and the value of the Fund’s euro-denominated investments may decline significantly and unpredictably.

In June 2016, the United Kingdom approved a referendum to leave the European Union (commonly known as “Brexit”). On January 31, 2020, the United Kingdom left the European Union and entered into a transition period during which the United Kingdom and European Union will attempt to negotiate and finalize a new trade agreement. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the United Kingdom and throughout Europe. Significant uncertainty remains in the market regarding the ramifications of the withdrawal of the United Kingdom from the European Union and the arrangements that will apply to the United Kingdom’s relationship with the European Union and other countries following its withdrawal; the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Furthermore, many emerging and developing market countries have experienced outbreaks of pandemic or contagious diseases from time to time. Because emerging and developing market countries tend to have less established health care systems, the adverse impact of outbreaks may be more severe for these countries. The risks of such outbreaks and resulting social, political, economic and environmental damage cannot be quantified. Such outbreaks can affect the economies of many nations, individual companies and the market in general. The impact may be short term or may last for an extended period of time.

Although a Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred. Compliance with foreign tax laws may reduce a Fund’s net income available for distribution to shareholders.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time each Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund’s shares by virtue of their transaction, if those prices reflect the fair value of the foreign securities. Although each Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments that are inherently subjective, may not always eliminate the risk of price arbitrage. The Funds’ securities may change in price on days on which the U.S. markets are closed and the Funds do not calculate their NAVs or sell or redeem their shares. For more information on how the Funds use fair value pricing, see the section “Net Asset Value.”

Foreign withholding or other taxes imposed on a Fund’s investments in foreign securities will reduce the Fund’s return on those securities. In certain circumstances, certain Funds may be able to elect to permit shareholders to claim a credit or deduction on their income tax returns with respect to foreign taxes paid by the Fund. See the section “Taxes.”

Supranational Entities

Each Fund may invest in securities issued by supranational entities, such as the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank. The governmental members of these supranational entities are “stockholders” that typically make capital contributions to support or promote such entities’ economic reconstruction or development activities and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supranational entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent governments will be able or willing to honor their commitments to those entities, with the result that the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described in the sections “Foreign Securities” and “Foreign Currency Transactions.”

Foreign Currency Transactions

Each Fund may engage in foreign currency transactions for both hedging and investment purposes. Many foreign securities in a Fund’s portfolio will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such investments is generally paid to a Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of a Fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable.

To protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to “lock in” the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate or may enter into futures contracts on an exchange. If conditions warrant, a Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date (“forward contracts”). See the section “Derivative Instruments.”

Forward contracts are subject to many of the same risks as derivatives described in the section “Derivative Instruments.” Forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, the effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. A Fund may incur costs in connection with conversions between various currencies, and the Fund will be subject to increased illiquidity and credit/counterparty risk because forward contracts are not traded on an exchange and often are not standardized. A Fund may also be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

In addition, a Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. A Fund may use options on foreign currencies to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses or lesser gains on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

Each Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by a Fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected by the Fund, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

The Adviser or Subadviser may decide not to engage in currency transactions, and there is no assurance that any currency strategy used by a Fund will succeed. In addition, suitable currency transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions when they would be beneficial. The foreign currency transactions in which a Fund may engage involve risks similar to those described in the section “Derivative Instruments.”

A Fund’s use of currency transactions may be limited by tax considerations. Transactions in foreign currencies, foreign currency denominated debt and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned and may affect the timing or amount of distributions to shareholders.

Transactions in non-U.S. currencies are also subject to many of the risks of investing in non-U.S. securities described in the section “Foreign Securities.” Because a Fund may invest in foreign securities and foreign currencies, changes in foreign economies and political climates are more likely to affect a Fund than a mutual fund that invests exclusively in U.S. companies. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If a Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on a Fund than a fund that is not over-weighted in that region.

Money Market Instruments

Each Fund may invest in money market instruments. Money market instruments are high-quality, short-term securities. A Fund’s money market investments at the time of purchase (other than U.S. government securities (defined below) and repurchase agreements relating thereto) generally will be rated at the time of purchase in the two highest short-term rating categories as rated by a major credit agency or, if unrated, will be of comparable quality as determined by the Adviser or Subadviser. The Funds may invest in instruments of lesser quality and does not have any minimum credit quality restriction. Money market instruments maturing in less than one year may yield less than obligations of comparable quality having longer maturities.

Although changes in interest rates can change the market value of a security, the Funds expect those changes to be minimal with respect to these securities, which may be purchased by a Fund for defensive purposes. A Fund’s money market investments may be issued by U.S. banks, foreign banks (including their U.S. branches) or foreign branches and subsidiaries of U.S. banks. Obligations of foreign banks may be subject to foreign economic, political and legal risks. Such risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign withholding or other taxes on interest income, difficulties in obtaining and enforcing a judgment against a foreign obligor, exchange control regulations (including currency blockage) and the expropriation or nationalization of assets or deposits. Foreign branches of U.S. banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches and banks may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, record keeping and the public availability of information. Obligations of such branches or banks will be purchased only when the Adviser or Subadviser believes the risks are minimal.

The Funds may invest in U.S. government securities that include all securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities (“U.S. government securities”). Some U.S. government securities are backed by the full faith and credit of the United States. U.S. government securities that are not backed by the full faith and credit of the United States are considered riskier than those that are. See the section “U.S. Government Securities” for additional information.

Although the Funds may invest in money market instruments, they are not money market funds and therefore are not subject to the portfolio quality, maturity and NAV requirements applicable to money market funds. The Funds will not seek to maintain a stable NAV. The Funds also will not be required to comply with the rating restrictions applicable to money market funds, and will not necessarily sell an investment in cases where a security’s rating has been downgraded.

Considerations of liquidity, safety and preservation of capital may preclude a Fund from investing in money market instruments paying the highest available yield at a particular time. In addition, a Fund’s ability to trade money market securities may be constrained by the collateral and asset coverage requirements related to the Fund’s other investments. As a result, a Fund may need to buy or sell money market instruments at inopportune times. In addition, even though money market instruments are generally considered to be high-quality and a low-risk investment, recently a number of issuers of money market and money market-type instruments have experienced financial difficulties, leading in some cases to rating downgrades and decreases in the value of their securities. In addition, during the 2008 global financial downturn, many money market instruments that were thought to be highly liquid became illiquid and lost value. If a Fund’s money market instruments become illiquid, the Fund may be unable to satisfy certain of its obligations or may only be able to do so by selling other securities at prices or times that may be disadvantageous to do so.

TYPES OF PRACTICES

Derivative Instruments

Each Fund may, but is not required to, use derivative instruments for risk management purposes or to seek to enhance investment returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indices and other assets. For additional information about the use of derivatives in connection with foreign currency transactions, see the section “Foreign Currency Transactions.” A Fund’s Adviser or Subadviser may decide not to employ one or more of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Examples of derivative instruments that a Fund may use include (but are not limited to) options and warrants, futures contracts, options on futures contracts, structured notes, zero strike warrants and options, swap agreements (including total return, interest rate and credit default swaps), swaptions and debt-linked and equity-linked securities.

Transactions in certain derivatives are subject to risks of trading through central clearing at a clearing house, while other derivatives are subject to risks of trading in the OTC markets or on non-U.S. exchanges. In addition, the U.S. government has enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which includes provisions for regulation of the derivatives market, including new clearing, margin, reporting and registration requirements. The European Union (and some other jurisdictions) are implementing similar requirements that will affect a Fund when it enters into derivatives transactions with a counterparty organized in that jurisdiction or otherwise subject to that jurisdiction’s derivatives regulations. Because these requirements are relatively new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. These regulatory changes could, among other things, restrict a Fund’s ability to engage in derivatives transactions (including because certain types of derivatives transactions may no longer be available to the Fund) and/or increase the costs of such derivatives transactions (including through increased margin requirements), and the Fund may be unable to execute its investment strategy as a result.

Additionally, the new requirements may result in increased uncertainty about credit/counterparty risk, and they may also limit the ability of a Fund to protect its interests in the event of the insolvency (or similar designation) of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency (or similar designation), the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”). The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

Derivatives involve special risks, including credit/counterparty risk, illiquidity, difficulties in valuation, leverage risk and, to the extent the Adviser’s or Subadviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses or lower income or gains than if they had not been used. See the subsection “Certain Additional Risks of Derivative Instruments.” A Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce a Fund’s NAV, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of a Fund’s use of derivatives may be limited by certain provisions of the Code. When used, derivatives may affect the amount, timing and/or character of distributions payable to, and thus taxes payable by, shareholders. See the section “Certain Additional Risks of Derivative Instruments” below for additional information about the risks relating to derivatives instruments.

Several types of derivative instruments in which a Fund may invest are described in more detail below. However, the Funds are not limited to investments in these instruments and may decide not to employ any or all of these strategies.

Asset Segregation and Coverage

Each Fund will segregate with its custodian or otherwise designate on its records liquid assets to ensure that it has sufficient liquid assets to meet its obligations under its derivatives contracts and similar transactions, or the Fund may engage in other measures to “cover” its obligations with respect to such transactions. The amounts that are segregated or designated may be based on the notional value of the derivative or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. In certain circumstances, a Fund may enter into an offsetting position rather than segregating or designating liquid assets (e.g., a Fund may cover a written put option with a purchased put option with the same or higher exercise price). Although a Fund’s Adviser or Subadviser will attempt to ensure that the Fund has sufficient liquid assets to cover its obligations under its derivatives contracts, it is possible that the Fund’s liquid assets may be insufficient to support such obligations under its derivatives positions. A Fund may modify its asset segregation policies from time to time.

Futures Contracts

Futures transactions involve a Fund’s buying or selling futures contracts. A futures contract is an agreement between two parties to buy and sell a particular security, commodity, currency or other asset, or group or index of securities, commodities, currencies or other assets, for a specified price on a specified future date. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash (depending on whether the contract calls for physical delivery or cash settlement) at the time and in the amount specified in the contract. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, S&P 500® Index futures may trade in contracts with a value equal to $250 multiplied by the value of the S&P 500® Index.

When an investor, such as a Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as “initial margin” an amount of cash or short-term, high-quality/liquid securities (such as U.S. Treasury bills or high-quality tax-exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules and the terms of a Fund’s contractual arrangement with its broker). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as “variation margin.”

The gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions and other transaction costs. Should the value of the assets in the margin account drop below the minimum amount required to be maintained, or “maintenance margin,” the Fund will be required to deposit additional assets to the account.

Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually cash-settled or closed out before the settlement date through the purchase (or sale) of an offsetting contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, the Fund will realize a loss. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, a futures purchase is closed by the purchaser selling an offsetting futures contract.

Futures contract prices, and the prices of the related contracts in which a Fund may trade, may be highly volatile. Such prices are influenced by, among other things: changing supply and demand relationships; government trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates. In addition, governments from time to time intervene, directly and by regulation, in these markets, with the specific intention of influencing such prices. The effect of such intervention is often heightened by a group of governments acting in concert. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

Furthermore, the low margin deposits normally required in futures trading permit an extremely high degree of leverage. Accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses to the investor. As an added risk in these volatile and highly leveraged markets, it is not always possible to liquidate futures positions to prevent further losses or recognize unrealized gains. Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. Illiquidity can arise due to daily price limits taking effect or to market disruptions. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day through regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be taken nor liquidated unless market participants are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. The potential inability to liquidate futures positions creates the possibility of a Fund being unable to control its losses. If a Fund were to borrow money to use for trading purposes, the effects of such leverage would be magnified. Cash posted as margin in connection with a Fund’s futures contracts will not be available to the Fund for investment or other purposes.

Funds that invest in futures contracts may be subject to risks related to rolling. When investing in futures contracts, a Fund will generally seek to “roll” its futures positions rather than hold them through expiration. In some circumstances, the prices of futures contracts with near-term expirations are lower than the prices of similar futures contracts with longer-term expirations, resulting in a cost to “roll” the futures contracts. The actual realization of a potential roll cost will depend on the difference in prices of futures contracts with near- and longer-term expirations, and the rolling of futures positions may result in losses to a Fund.

Index Futures Contracts

In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, S&P 500® Index futures may trade in contracts with a value equal to $250 multiplied by the value of the S&P 500® Index. The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index futures contract relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

Options

Options transactions may involve a Fund’s buying or writing (selling) options on securities, futures contracts, securities indices (including futures on securities indices) or currencies. A Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire. Options can generally be classified as either “call” or “put” options. There are two parties to a typical options transaction: the “writer” (seller) and the “buyer.” A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return (by the amount of such premium) on the underlying security or other asset if the option is exercised, and results in a loss (equal to the amount of such premium) if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. An “American-style” option allows exercise of the option at any time during the term of the option. A “European-style” option allows an option to be exercised only at a specific time or times, such as the end of its term. Options may be traded on or off an established securities or options exchange.

If the holder (writer) of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling (buying) an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; a Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option. Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter), the value of an options contract may change as a result of the lapse of time even though the value of the futures contract or security underlying the option (and of the security or other asset deliverable under the futures contract) has not changed. As an alternative to purchasing call and put options on index futures, a Fund may purchase or sell call or put options on the underlying indices themselves. Such options would be used in a manner similar to the use of options on index futures.

Warrants and Rights

Each Fund may invest in warrants and rights. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.

Each Fund may invest in low exercise price call warrants, which are equity call warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue. Low exercise price call warrants are typically used to gain exposure to stocks in difficult to access local markets. The warrants typically have a strike price set such that the value of the warrants will be identical to the price of the underlying stock. The value of the warrants is correlated with the value of the underlying stock price and therefore, the risk and return profile of the warrants is similar to owning the underlying securities. In addition, the owner of the warrant is subject to the risk that the issuer of the warrant (i.e., the counterparty) will default on its obligations under the warrant. The warrants have no voting rights. Dividends issued to the warrant issuer by the underlying company will generally be distributed to the warrant holders, net of any taxes or commissions imposed by the local jurisdiction in respect of the receipt of such amount. Low exercise price call warrants are typically sold in private placement transactions, may be illiquid and may be classified as derivative instruments.

Options on Indices

Each Fund may transact in options on indices (“index options”). Put and call index options are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss at expiration depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes an index call option, it receives a premium and undertakes the obligation that, prior to the expiration date (or, upon the expiration date for European-style options), the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the exercise settlement value of the relevant index is greater than the exercise price of the call. The manner of determining “exercise settlement value” for a particular option series is fixed by the options market on which the series is traded. S&P 500® Index options, for example, have a settlement value that is calculated using the opening sales price in the primary market of each component security on the last business day (usually a Friday) before the expiration date. The amount of cash is equal to the difference between the exercise settlement value of the index and the exercise price of the call times a specified multiple (“multiplier”). When a Fund buys an index call option, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys an index put option, it pays a premium and has the right, prior to the expiration date (or upon the expiration date for European-style options) to collect, upon the Fund’s exercise of the put an amount of cash equal to the difference between the exercise price of the option and the exercise settlement value of the index, times a multiplier, similar to that described above for calls, if the exercise settlement value is less than the exercise price. When a Fund writes an index put option, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the exercise settlement value of the index and exercise price times the multiplier if the exercise settlement value is less than the exercise price.

Exchange-Traded and OTC Options

Each Fund may purchase or write both exchange-traded and OTC options. OTC options differ from exchange-traded options in that they are bilateral, uncleared contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

An exchange-traded option may be closed out before its scheduled maturity only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (“OCC”) or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

An OTC option (an option not traded on an established exchange) may be closed out before its scheduled maturity only by agreement with the other party to the original option transaction. With OTC options, a Fund is not only subject to the credit/counterparty risk of the other party to the transaction, but also the risk that its counterparty will not permit the Fund to terminate the transaction before its scheduled maturity. While a Fund will seek to enter into OTC options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option or that it will be able to liquidate at a favorable price at any time prior to its expiration. OTC options are not subject to the protections afforded purchasers of listed options by the OCC or other clearing organizations.

Index Warrants

Each Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive, upon exercise of the warrant, a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is more than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. A Fund will normally use index warrants in a manner similar to its use of options on securities indices.

The risks of a Fund’s use of index warrants generally are similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although a Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

Forward Contracts

As described in the section “Foreign Currency Transactions,” each Fund may invest in forward contracts. Forward contracts are transactions involving a Fund’s obligation to purchase or sell a specific currency or other asset at a future date at a specified price. For example, forward contracts may be used when the Adviser or Subadviser anticipates that particular foreign currencies will appreciate or depreciate in value or to take advantage of the expected relationships between various currencies, regardless of whether securities denominated in such currencies are held in a Fund’s investment portfolio. Forward contracts may also be used by a Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Fund anticipates purchasing or selling a foreign security. This technique would allow a Fund to “lock in” the U.S. dollar price of the investment. Forward contracts also may be used to attempt to protect the value of a Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between a Fund’s foreign securities holdings and the forward contracts entered into with respect to such holdings. The cost to a Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.

Forward contracts are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets negotiating each transaction on an individual basis. Trading in forward contracts is generally unregulated. There is no limitation on the daily price movements of forward contracts. Principals in the forward markets have no obligation to continue to make markets in the forward contracts traded. There have been periods during which certain banks or dealers have refused to quote prices for forward contracts or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and that at which they are prepared to sell. Disruptions can occur in the forward markets because of unusually high trading volume, government intervention or other factors. For example, the imposition of credit controls by governmental authorities might limit forward trading, to the possible detriment of a Fund.

Forward contracts are subject to many of the same risks as options, warrants and futures contracts described above. As described in the section “Foreign Currency Transactions,” forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, the effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. A Fund’s investments in forward contracts may be subject to foreign currency risk. See the section “Foreign Currency Transactions” for more information.

Additionally, in its forward trading, the Funds are subject to the credit/counterparty risk of, or the inability or refusal to perform with respect to its forward contracts by, the principals with which the Funds trade. Funds on deposit with such principals are generally not protected by the same segregation requirements imposed on broker-dealers in respect of customer funds on deposit with them. A Fund may place forward trades through agents, so that the insolvency or bankruptcy of such agents could also subject the Fund to the risk of loss.

Swap Transactions

Each Fund may enter into a variety of swap transactions, including, but not limited to, interest rate, index, commodity, equity-linked, credit default, credit-linked and currency exchange swaps. A Fund may enter into swap transactions for a variety of reasons, including to preserve a return or spread on a particular investment or portion of its portfolio, to gain exposure to one or more securities, currencies, commodities or interest rates, to protect against or attempt to take advantage of currency fluctuations, to protect against any increase in the price of securities that a Fund anticipates purchasing at a later date, to efficiently gain exposure to certain markets, to add economic leverage to the Fund’s portfolio or to shift the Fund’s investment exposure from one type of investment to another.

Swap transactions are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” such as the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. In a typical interest rate swap, for example, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for the term of the swap agreement. The “notional principal amount” of a swap transaction is the agreed-upon basis for calculating the payments that the parties agree to exchange (i.e., the return on or increase in value of a particular dollar amount invested at particular interest rate), in a particular foreign currency or commodity or in a “basket” of securities. Under most swap agreements, payments by the parties will be exchanged on a “net basis,” and a party will receive or pay, as the case may be, only the net amount of the two payments.

Swap transactions are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. A Fund’s successful use of swap transactions will depend on the Adviser’s or Subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. A Fund may also suffer losses if it is unable to terminate (or terminate at the time and price desired) outstanding swap transactions (either by assignment or other disposition) or reduce its exposure through offsetting transactions.

Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. See the section entitled “Credit/Counterparty Risk” below.

Additionally, U.S. regulators, the European Union and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared OTC derivatives transactions. These rules impose minimum margin requirements on derivatives transactions between a Fund and its swap counterparties and may increase the amount of margin the Fund is required to provide. They also impose regulatory requirements on the timing of transferring margin. They also effectively require changes to typical derivatives margin documentation.

Each Fund may also enter into swaptions. A Fund may engage in swaptions for hedging purposes or to manage and mitigate credit and interest rate risk. A Fund may write (sell) and purchase put and call swaptions. The use of swaptions involves risks, including, among others, (i) imperfect correlation between movements of the price of the swaption and the price of the securities, indices or other assets serving as reference instruments for the swaption, reducing the effectiveness of the instrument for hedging or investment purposes, (ii) the absence of a liquid market to sell a swaption, which could result in difficulty closing a position, (iii) the exacerbation of losses incurred due to changes in the market value of the securities to which they relate, and (iv) credit/counterparty risk.

Credit Default Swaps

Each Fund may enter into credit default swap agreements, which may have as reference obligations one or more debt securities or an index of such securities. In a credit default swap, one party (the “protection buyer”) is obligated to pay the other party (the “protection seller”) a stream of payments over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. If a credit event occurs, the protection seller must generally pay the protection buyer the “par value” (the agreed-upon notional value) of the referenced debt obligation in exchange for an equal face amount of deliverable reference obligations or a specified amount of cash depending upon the terms of the swap.

A Fund may be either the protection buyer or protection seller in a credit default swap. If a Fund is a protection buyer, such Fund would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit event were to occur. However, if a credit event occurs, a Fund that is a protection buyer has the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the swap, and receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, a Fund would receive fixed payments throughout the term of the contract if no credit event occurs. If a credit event occurs, however, the value of the obligation received by a Fund (e.g., bonds which defaulted), plus the periodic payments previously received, may be less than the par value of the obligation, or cash received, resulting in a loss to the protection seller. Furthermore, a Fund that is a protection seller would effectively add leverage to its portfolio because such Fund will have investment exposure to the notional amount of the swap.

Credit default swap agreements are subject to greater risk than a direct investment in the reference obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

A Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur losses.

Swap Execution Facilities (“SEF”)

Certain derivatives contracts are required to be executed through SEFs. A SEF is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. Such requirements may make it more difficult and costly for investment funds, such as the Fund, to enter into highly tailored or customized transactions. Trading swaps on a SEF may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. Execution through a SEF is not, however, without additional costs and risks, as parties are required to comply with SEF and CFTC rules and regulations, including disclosure and recordkeeping obligations, and SEF rights of inspection, among others. SEFs typically charge fees, and if the Fund executes derivatives on a SEF through a broker intermediary, the intermediary may impose fees as well. The Fund also may be required to indemnify a SEF, or a broker intermediary who executes swaps on a SEF on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the SEF. In addition, the Fund may be subject to execution risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade. Similar “trade execution” regulations are being implemented in the European Union.

Credit/Counterparty Risk

A Fund will be exposed to the credit/counterparty risk of the counterparties with which it trades, or the brokers, dealers and exchanges through which it trades, whether it engages in exchange-traded or off-exchange transactions. Transactions entered into by the Funds may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. There can be no assurance that a failure by any such entity will not lead to a loss to a Fund. To the extent a Fund engages in cleared derivatives transactions, it will be subject to the credit/counterparty risk of the clearing house and the clearing member through which it holds its cleared position. If a Fund engages in futures transactions, it will also be exposed to the credit/counterparty risk of its futures commissions merchant (“FCM”). If a Fund’s FCM or clearing member ( as applicable) becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, even if the clearing house fully discharges all of its obligations. The Commodity Exchange Act (the “CEA”) requires an FCM to segregate all funds received from its customers with respect to regulated futures transactions from such FCM’s proprietary funds. If an FCM were not to do so to the full extent required by law, the assets of an account might not be fully protected in the event of the bankruptcy of an FCM. Furthermore, in the event of an FCM’s bankruptcy, the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even if certain property held by an FCM is specifically traceable to the Fund (for example, U.S. Treasury bills deposited by the Fund). It is possible that a Fund would be unable to recover from the FCM’s estate the full amount of its funds on deposit with such FCM and owing to it. Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital. Similar requirements, restrictions and risks apply to clearing members as well. In addition, in the event of the bankruptcy or insolvency of the clearing house, a Fund might experience a loss of funds deposited through its FCM or clearing member (as applicable) as margin with the clearing house, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by an FCM who is a member of such clearing house.

The Funds may also engage in bilateral (OTC) derivative transactions, which are not centrally cleared. Because bilateral derivative and other transactions are traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the contracts. Although the Funds intend to enter into transactions only with counterparties which the Adviser or Subadviser believes to be creditworthy, there can be no assurance that a counterparty will not default and that a Fund will not sustain a loss on a transaction as a result. In situations where a Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, a Fund’s collateral may be subject to conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

When a counterparty’s obligations are not fully secured by collateral, then a Fund is essentially an unsecured creditor of the counterparty. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that a Fund may not receive adequate collateral or that the counterparty may default. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Credit/counterparty risk still exists even if a counterparty’s obligations are secured by collateral because a Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Credit/counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by a Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

Credit/counterparty risk with respect to derivatives is being affected by new rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit/counterparty risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit/counterparty risk of its original counterparty to the derivative transaction. Credit/counterparty risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers generally are held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts generally are held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Funds are subject to the risk that a clearing organization will use a Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Funds are therefore subject to the risk that a clearing organization will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

The Funds are subject to the risk that issuers of the instruments in which a Fund invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments and any derivatives whose value is based on such instruments. There can be no assurance that an issuer of an instrument in which a Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

As described above, in the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit the Fund from exercising termination rights based on the financial institution’s insolvency.

Investment Pools of Swap Contracts

Each Fund may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with less of an investment than would be required to invest directly in the individual securities. They may also be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that a Fund invests in pools of swap contracts and related underlying securities or securities loan agreements whose performance corresponds to the performance of a foreign securities index or one or more foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. See the section “Foreign Securities.” In addition to the risks associated with investing in swaps generally, an investing Fund bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as a Fund. Interests in privately offered investment pools of swap contracts may be considered illiquid and, except to the extent that such interests are deemed liquid under the Fund’s policies, subject to the Fund’s restriction on investments in illiquid securities.

Certain Additional Risks of Derivative Instruments

As described in the Prospectuses, certain Underlying Funds in which the Funds invest intend to use derivative instruments, including several of the instruments described above, to seek to enhance investment returns as well as for risk management purposes. Although an Underlying Fund’s Adviser or Subadviser may seek to use these transactions to achieve an Underlying Fund’s investment goals, no assurance can be given that the use of these transactions will achieve this result. Any or all of these investment techniques may be used at any time. The ability of an Underlying Fund to utilize these derivative instruments successfully will depend on its adviser’s or subadviser’s ability to predict pertinent market movements, which cannot be assured. Furthermore, an Underlying Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a Fund’s NAV. Leveraging may cause an Underlying Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent that an Underlying Fund is not able to close out a leveraged position because of market illiquidity, its liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Use of derivatives for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging. A short exposure through a derivative may present additional risks. If the value of the asset, asset class or index on which a Fund has obtained a short exposure increases, the Fund will incur a loss. Moreover, the potential loss from a short exposure is theoretically unlimited.

The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates or other economic factors and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of an Adviser or Subadviser to forecast interest rates and other economic factors correctly. If an Adviser or Subadviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss. If an Adviser or Subadviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Fund, a Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund’s use of such instruments may cause a Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. To the extent that a Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of other securities, changes in the value of those other securities may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Although the Adviser or Subadviser may seek to use derivative transactions to achieve the Fund’s investment goals, no assurance can be given that the use of these transactions will achieve this result. One risk arises because of the imperfect correlation between movements in the price of derivatives contracts and movements in the price of the securities, indices or other assets serving as reference instruments for the derivative. A Fund’s derivative strategies will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that a Fund will be able to effect such compensation. For example, the correlation between the price movement of the derivatives contract and the hedged security may be distorted due to differences in the nature of the relevant markets. If the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or a gain on the derivative that is not completely offset by movements in the price of the hedged securities. For example, in an attempt to compensate for imperfect price movement correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. Conversely, a Fund may purchase or sell futures contracts in a smaller dollar amount than the hedged securities if the volatility of the price of hedged securities is historically less than that of the futures contracts. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. With respect to certain derivative transactions (e.g. short positions in which a Fund does not hold the instrument to which the short position relates), the potential risk of loss to a Fund is theoretically unlimited.

The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. See the section entitled “Index Futures Contracts” for more information.

Price movement correlation in derivative transactions also may be distorted by the illiquidity of the derivatives markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in derivatives because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, derivatives market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the presence of speculators may create temporary price distortions unrelated to the market in the underlying securities.

Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Future prices have in the past occasionally exceeded the daily limit for several consecutive trading days with little or no trading. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

Income earned by a Fund from its options activities generally will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of a Fund’s portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

The value of a Fund’s derivative instruments may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities or derivatives held in the Fund’s portfolio. All transactions in derivatives involve the possible risk of loss to a Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of a Fund’s investment. When a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies or futures contracts, its potential loss is unlimited.

The successful use of derivatives will depend in part on the Adviser’s or Subadviser’s ability to forecast securities market, currency or other financial market movements correctly. For example, a Fund’s ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of certain other derivatives also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. Furthermore, a Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a Fund’s NAV. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent a Fund is not able to close out a leveraged position because of market illiquidity, its liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations.

In the case of OTC options, a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity. See the section entitled “Credit/Counterparty Risk” above for additional information.

The derivatives markets of some foreign countries are small compared to those of the United States and consequently are characterized in some cases by less liquidity than U.S. markets. In addition, derivatives that are traded on foreign exchanges may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, may be subject to less detailed reporting requirements and regulatory controls, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume. Furthermore, investments in derivatives markets outside of the United States are subject to many of the same risks as other foreign investments. See the section “Foreign Securities.”

Risk of Government Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment goals. It is impossible to fully predict the effects of legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. In particular, the Dodd-Frank Act, has and will continue to change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act has caused broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin and capital requirements for uncleared OTC derivatives transactions. Similar regulations are being adopted in other jurisdictions around the world.

These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement generally has increased the costs of derivatives transactions for the Funds, since each Fund has to pay fees to its clearing members and is typically required to post more margin for cleared derivatives than it has historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. These rules and regulations are relatively new and evolving, so their potential impact on the Fund and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

In November 2019, the SEC proposed a new rule that would govern the use of derivatives by mutual funds such as the Funds. If adopted as proposed, the rule would, among other things, require that a fund entering into derivatives transactions comply with an absolute or relative value-at-risk limitation and implement a derivatives risk management program, unless the fund’s derivatives usage is maintained at minimal levels. While the full extent and cost of these regulations is unclear, and proposed regulations may be revised before adoption or may never be adopted, these regulations could, among other things, restrict a Fund’s ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions (through increased margin or capital requirements).

Additional Risk Factors in Cleared Derivatives Transactions

Transactions in some types of swaps (including interest rate swaps and credit default index swaps on North American and European indices) are required to be centrally cleared. In cleared derivatives transaction, a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of a clearing house and only members of clearing houses can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

Under some circumstances, centrally cleared derivative arrangements are less favorable to the Funds than bilateral arrangements. For example, the Funds may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, following a period of notice to a Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of clearing house margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser or Subadviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between the Funds and the clearing members is developed by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, this documentation generally includes a one-way indemnity by the Funds in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as the Funds’ clearing member, and the documentation typically does not give the Funds any rights to exercise remedies if the clearing member defaults or becomes insolvent.

Some types of cleared derivatives are required to be executed on an exchange or on a SEF. A SEF is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a SEF can create additional costs and risks for the Funds. For example, SEFs typically charge fees, and if a Fund executes derivatives on a SEF through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a SEF, or a broker intermediary who executes cleared derivatives on a SEF on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the SEF. See the subsection “Swap Execution Facilities” above for additional information.

Other Derivatives; Future Developments

The above discussion relates to the Funds’ proposed use of certain types of derivatives currently available. However, the Funds are not limited to the transactions described above. In addition, the relevant markets and related regulations are constantly changing and, in the future, the Funds may use derivatives not currently available or widely in use.

CFTC Regulation

The Funds’ Adviser has claimed an exclusion from the definition of commodity pool operator (“CPO”) pursuant to CFTC Rule 4.5 (the “exclusion”) with respect to its operation of the Funds. Accordingly, the Adviser (with respect to the Funds) is not subject to registration or regulation as a CPO under the CEA. To remain eligible for the exclusion, each of the Funds will be limited in its ability to use certain financial instruments regulated under the CEA

(“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a CPO and/or “commodity trading advisor” with the CFTC with respect to that Fund. The Adviser’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect such Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a CPO with respect to a Fund, such Fund’s expenses may increase, adversely affecting that Fund’s total return.

Illiquid Securities

Each Fund may purchase illiquid securities. Illiquid securities generally are those that are not readily resalable. Securities whose disposition is restricted by federal securities laws may be considered illiquid. Securities generally will be considered “illiquid” if a Fund reasonably expects the security cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Investment in illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time or at the price at which the Fund values the security. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

The Funds have implemented a liquidity risk management program pursuant to Rule 22e-4 under the 1940 Act. In accordance with Rule 22e-4, the Funds may not acquire any illiquid investment if, immediately after the acquisition, the Funds would have invested more than 15% of its net assets in illiquid investments. In the event a Fund’s illiquid investments exceed 15% of the Fund’s net assets, the Adviser will seek to bring the Fund’s illiquid investments to or below 15% of the Fund’s net assets within a reasonable time.

Initial Public Offerings (“IPO”)

Each Fund may purchase securities of companies that are offered pursuant to an IPO. An IPO is a company’s first offering of stock to the public in the primary market, typically to raise additional capital. A Fund may purchase a “hot” IPO (also known as a “hot issue”), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. A Fund’s investment in IPO securities may have a significant impact on the Fund’s performance and may result in significant capital gains.

Private Placements

Each Fund may invest in securities that are purchased in private placements. While private placements may offer opportunities for investment that are not otherwise available on the open market, these securities may be subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult or impossible to sell the securities when its Adviser or Subadviser believes that it is advisable to do so, or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund’s NAV.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell the illiquid securities promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations are typically less readily available (if available at all) for these securities. The judgment of a Fund’s Adviser or Subadviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

A Fund may be deemed to be an underwriter for purposes of the Securities Act when reselling privately issued securities to the public. As such, a Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Regulation S Securities

Subject to certain conditions, a Fund may purchase securities issued pursuant to Regulation S of the Securities Act (“Regulation S Securities”). Regulation S Securities are subject to restrictions on sales to U.S. persons. Therefore, when a Fund sells Regulation S Securities that it has purchased, the market for such securities will generally be limited to non-U.S. investors.

Privatizations

Each Fund may participate in privatizations. In a number of countries around the world, governments have undertaken to sell to investors interests in enterprises that the governments have historically owned or controlled. These transactions are known as “privatizations” and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Funds, to participate in privatizations may be limited by local law, and the terms of participation for U.S. investors may be less advantageous than those for local investors. Also, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

Repurchase Agreements

Each Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Repurchase agreements are economically similar to collateralized loans by a Fund. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash at relatively low market/issuer risk. The Funds do not have percentage limitations on how much of their total assets may be invested in repurchase agreements. The Funds typically may also use repurchase agreements for cash management and temporary defensive purposes. A Fund may invest in a repurchase agreement that does not produce a positive return to the Fund if the Adviser or Subadviser believes it is appropriate to do so under the circumstances (for example, to help protect the Fund’s uninvested cash against the risk of loss during periods of market turmoil). While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, a Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement, for example, against a counterparty undergoing financial distress.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. When effecting reverse repurchase agreements, assets of a Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Reverse repurchase agreements are economically similar to secured borrowings by a Fund.

Securities Lending

The Funds do not engage in securities lending and as such, the Funds did not have any securities lending activity during the fiscal period ended January 31, 2020.

Short-Term Trading

Each Fund may, consistent with its investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in a Fund’s portfolio, which may produce higher transaction costs and the realization of taxable capital gains (including short-term gains, which generally are taxed to individuals as ordinary income). Portfolio turnover considerations will not limit the Adviser’s or Subadviser’s investment discretion in managing a Fund’s assets. Each Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in interest rates and securities prices, the Funds may purchase securities on a forward commitment or when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when a Fund enters into the commitment, but a Fund does not make payment until it receives delivery from the counterparty. An Adviser or Subadviser will commit to purchase such securities only with the intention of actually acquiring the securities, but the Adviser or Subadviser may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued or delayed delivery basis when an Adviser or Subadviser is fully or almost fully invested may result in greater potential fluctuation in the value of a Fund’s net assets. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Fund on a forward commitment basis will not honor its purchase obligation. In such cases, a Fund may incur a loss.

TEMPORARY DEFENSIVE POSITIONS

Each Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders’ capital, the Adviser and Subadviser(s) of each Fund may employ a temporary defensive strategy if they determine such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in cash, high-quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long a Fund will employ temporary defensive strategies. The use of temporary defensive strategies may prevent a Fund from achieving its goal.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market or other short-term high-quality debt instruments.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year, in each case excluding securities having maturity dates at acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by each Fund, thereby decreasing each Fund’s total return. High portfolio turnover also may give rise to additional taxable income for the Fund’s shareholders, including through the realization of short-term capital gains, which are typically taxed to shareholders at ordinary income tax rates, and therefore can result in higher taxes for shareholders that hold their shares in taxable accounts. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods. Each Fund anticipates that its portfolio turnover rate will vary from time to time depending on the volatility of economic, market and other conditions.

The rate of portfolio turnover will not be a limiting factor when each Fund’s Adviser or Subadviser believes that portfolio changes are appropriate.

PORTFOLIO HOLDINGS INFORMATION

The Board has adopted policies to limit the disclosure of confidential portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board. These policies are summarized below. Generally, portfolio holdings information will not be disclosed until it is first posted on the Fund’s website at im.natixis.com. Generally, full portfolio holdings information will not be posted until it is aged for at least 30 days. A list of the Fund’s top 10 holdings will generally be available on a monthly basis within 7 business days after the month-end. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the Fund may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

The Board has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the Fund:

(1)	Disclosure of portfolio holdings posted on the Fund’s website, provided that information is shared no sooner than the next day following the day on which the information is posted;

(2)

Disclosure to firms offering industry-wide services, provided that the firm has agreed in writing to maintain the confidentiality of the Fund’s portfolio holdings. Entities that receive information pursuant to this exception include Lipper (monthly disclosure of full portfolio holdings, provided 6 days after month-end); and FactSet (daily disclosure of full portfolio holdings, provided the next business day);

(3)

Disclosure (subject to a written confidentiality provision) to Broadridge Financial Solutions, Inc. as part of the proxy voting recordkeeping services provided to the Fund, and to Institutional Shareholder Services Inc. as part of the proxy voting administration and research services provided to Harris Associates, Loomis Sayles and Mirova US (votable portfolio holdings of issuers as of record date for shareholder meetings);

(4)

Disclosure to employees of the Adviser, Subadvisers, participating affiliates, principal underwriter, administrator, custodian, financial printer, Fund accounting agent, independent registered public accountants, Fund counsel and Independent Trustees’ counsel, as well as to broker-dealers executing and third-party firms analyzing the trading costs of portfolio transactions for the Fund, provided that such disclosure is made for bona fide business purposes;

(5)

Disclosure to Natixis Investment Managers (“Natixis”), in its capacity as the seed capital investor for the Fund, in order to satisfy certain reporting obligations to its parent company and for its own risk management purposes; provided that Natixis agrees to maintain its seed capital in the Fund for a set period and does not effect a redemption of Fund shares while in possession of information that is not publicly available to other investors in the Fund. Natixis Investment Managers and its parent utilize a third-party service provider, Aptimum Formation Développement (“Aptimum”), to assist with its analysis of risk. Any sharing of holdings information with Aptimum is subject to a confidentiality agreement; and

(6)	Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Fund. Such exceptions will be reported to the Board.

With respect to items (2) through (5) above, disclosure is made pursuant to procedures that have been approved by the Board, and may be made by employees of the Adviser, Subadvisers, administrator or custodian.

With respect to (6) above, approval will be granted only when the officer determines that the Fund has a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this Statement, the only entities that receive information pursuant to this exception are Bloomberg (daily disclosure of full portfolio holdings) for the purpose of performing analytics; Charles River Systems, Inc. (daily disclosure of full portfolio holdings) for trade order management services with respect to Harris Associates; Confluence Technologies, Inc. (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to quarterly Form N-PORT filings; Donnelley Financial Solutions (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purposes of performing certain functions related to the production of the Fund’s semiannual financial statements, quarterly Form N-PORT filings and other related items; Electra Information Systems, Inc. (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations of portfolio holdings of the Funds; Ernst & Young LLP (annually, or more frequently as needed, disclosure of foreign equity securities) for the purpose of performing certain functions related to the production of the Fund’s federal income and excise tax returns; ezeSoft (daily disclosure of full portfolio holdings) for the purpose of compliance and data review; ICE Data Services (daily disclosure of full portfolio holdings) for the purpose of performing functions related to the liquidity classification of investments; Solutions Atlantic, Inc. (daily disclosure of full portfolio holdings) for regulatory reporting services with respect to Harris Associates; Ultimus Fund Solutions, LLC (daily, disclosure of full portfolio holdings) for purposes of performing investment guideline compliance; Vestmark (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations; and Wilshire (periodic disclosure of full portfolio holdings) for the purpose of performing due diligence. These entities may in turn disclose portfolio holdings information to its affiliates and third parties in connection with the provision of services to the Funds.

Although the Trust may enter into written confidentiality agreements, in other circumstances, such as those described in (5) above, the obligation to keep information confidential may be based on common law, professional or statutory duties of confidentiality. Common law, professional or statutory duties of confidentiality, including the duty not to trade on the information, may not be as clearly delineated and may be more difficult to enforce than contractual duties. The Funds’ officers determine on a case-by-case basis whether it is appropriate for the Fund to rely on such common law, professional or statutory duties. The Board exercises oversight of the disclosure of portfolio holdings by, among other things, receiving and reviewing reports from the Funds’ chief compliance officer regarding any material issues concerning the Funds’ disclosure of portfolio holdings or from officers of the Funds in connection with proposed new exceptions or new disclosures pursuant to item (6) above. Notwithstanding the above, there is no assurance that the Funds’ policies on the sharing of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.

Other registered investment companies that are advised by the Adviser or Subadviser may be subject to different portfolio holdings disclosure policies, and neither the Adviser, any Subadviser nor the Board exercises control over such policies or disclosure. In addition, separate account clients of the Adviser have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. Some of the funds that are advised by the Adviser and some of the separate accounts managed by the Adviser may have investment objectives and strategies that are substantially similar or identical to each Fund’s investment objectives and strategies, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings as the Funds.

In addition, any disclosures of portfolio holdings information by a Fund or its Adviser must be consistent with the anti-fraud provisions of the federal securities laws, a Fund’s and the Adviser’s fiduciary duty to shareholders, and a Fund’s code of ethics. Each Fund’s policies expressly prohibit the sharing of portfolio holdings information if the Fund, its Adviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term “consideration” includes any agreement to maintain assets in the Fund or in other funds or accounts managed by a Fund’s Adviser or by any affiliated person of the Adviser.

MANAGEMENT OF THE TRUST

The Trust is governed by the Board, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds and review the Funds’ performance.

Trustees and Officers

The table below provides certain information regarding the Trustees and officers of the Trust. For the purposes of this table and for purposes of this Statement, the term “Independent Trustee” means those Trustees who are not “interested persons,” as defined in the 1940 Act, of the Trust. In certain circumstances, Trustees are also required to have no direct or indirect financial interest in the approval of a matter being voted on in order to be considered “independent” for the purposes of the requisite approval. For the purposes of this Statement, the term “Interested Trustee” means those Trustees who are “interested persons,” as defined in the 1940 Act, of the Trust.

The following table provides information about the members of the Board, including information about their principal occupations during the past five years, information about other directorships held at public companies, and a summary of the experience, qualifications, attributes or skills that led to the conclusion that the Trustee should serve as such. Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
INDEPENDENT TRUSTEES
Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of the Audit Committee, Contract Review Committee and Governance Committee	Retired	51 None

Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Edmond J. English (1953)	Trustee since 2013 Chairperson of the Governance Committee and Audit Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	51 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)
Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense); Director of Triumph Group (aerospace industry)	51 None	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)
Wendell J. Knox (1948)	Trustee since 2009 Chairperson of the Contract Review Committee	Director of Abt Associates Inc. (research and consulting)	51 Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)

Significant

experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	51 None

Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	51 Director, Sterling Bancorp (bank)

Experience on the

Board and on the boards of other business organizations; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	51 Director, FutureFuel.io (chemicals and biofuels)

Experience on the

Board and on the boards of other business organizations; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	51 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist
Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	51 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)
Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member

Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)

			51 Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Cynthia L. Walker (1956)	Trustee since 2005 Audit Committee Member and Governance Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	51 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)
INTERESTED TRUSTEES
Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	51 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.
David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	51 None

Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, L.P., Natixis Distribution, L.P.,

Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]

Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one-year term as the Chairperson of the Board on June 12, 2019.

[2]

The Trustees of the Trust serve as Trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and the Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]
OFFICERS OF THE TRUST
Russell L. Kane (1969)	Secretary, Clerk, and Chief Legal Officer	Since July 2016

Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P.

and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.
Kirk D. Johnson (1981)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since December 2018

Senior Vice President,

Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.;

Vice President and Counsel, Natixis Investment Managers, LLC

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

Qualifications of Trustees

The preceding tables provide an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. The current members of the Board have joined the Board at different points in time. Generally, no one factor was determinative in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the individual as a director or senior officer of other public companies; (iii) the individual’s educational background; (iv) the individual’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the individual, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the individual’s perceived ability to contribute to the ongoing functions of the Board, including the individual’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the individual’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Board determined to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions. Each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the tables above.

Leadership and Structure of the Board

The Board is led by the Chairperson of the Board, who is an Independent Trustee. The Board currently consists of thirteen Trustees, eleven of whom are Independent Trustees. The Trustees have delegated significant oversight authority to the three standing committees of the Trust, the Audit Committee, the Contract Review Committee and the Governance Committee, each of which consists solely of Independent Trustees. These committees meet separately and at times jointly, with the joint meetings intended to educate and involve all Independent Trustees in significant committee-level topics. As well as handling matters directly, the committees raise matters to the Board for consideration. In addition to the oversight performed by the committees and the Board, the Chairperson of the Board and the chairpersons of each committee interact frequently with management regarding topics to be considered at Board and committee meetings as well as items arising between meetings. At least once a year the Governance Committee reviews the Board’s governance practices and procedures and recommends appropriate changes to the full Board. The Board believes its leadership structure is appropriate and effective in that it allows for oversight at the committee or board level, as the case may be, while facilitating communications among the Trustees and between the Board and Fund management.

The Contract Review Committee of the Trust consists solely of Trustees who are not employees, officers or directors of Natixis Advisors, the Distributor or their affiliates and considers matters relating to advisory, subadvisory and distribution arrangements and potential conflicts of interest between the Adviser, a Subadviser and the Trust. During the fiscal year ended January 31, 2020, this committee held five meetings.

The Governance Committee of the Trust consists solely of Trustees who are not employees, officers or directors of Natixis Advisors, the Distributor or their affiliates and considers matters relating to candidates for membership on the Board and Trustee compensation. The Governance Committee makes nominations for Independent Trustee membership on the Board when necessary and considers recommendations from shareholders of the Fund that are submitted in accordance with the procedures by which shareholders may communicate with the Board. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board, c/o Secretary of the Funds, Natixis Advisors, L.P., 888 Boylston Street, Suite 800, Boston, MA 02199-8197. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the name of the Fund to which the communication relates, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Fund). A recommendation for Trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded. The recommendation must contain sufficient background information concerning the Trustee candidate to enable a proper judgment to be made as to the candidate’s qualifications. During the fiscal year ended January 31, 2020, this committee held four meetings.

The Governance Committee has not established specific, minimum qualifications that must be met by an individual to be recommended for nomination as an Independent Trustee. The Governance Committee, however, believes that the Board as a whole should reflect a diversity of viewpoints, and will generally consider each nominee’s professional experience, education, financial expertise, gender, ethnicity, age and other individual qualities and attributes, such considerations will vary based on the Board’s existing composition. The Governance Committee has adopted a diversity policy pursuant to which the committee, through its nomination and evaluation process, will seek to maintain a well-rounded and diverse Board that is composed of individuals who can fairly represent the interests and concerns of Fund shareholders. The Governance Committee conducts an annual self-assessment and will consider the effectiveness of its diversity policy as part of this process. In evaluating candidates for a position on the Board, the Governance Committee may consider a variety of factors, including (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s educational and professional accomplishments; (iii) the nominee’s demonstrated business acumen, including, but not limited to, knowledge of the mutual fund industry and/or any experience possessed by the nominee as a director or senior officer of a financial services company or a public company; (iv) the nominee’s ability to exercise sound judgment in matters related to the objectives of the Funds; (v) the nominee’s willingness to contribute positively to the decision-making process of the Board and to bring an independent point of view; (vi) the nominee’s commitment and ability to devote the necessary time and energy to be an effective Independent Trustee; (vii) the nominee’s ability to understand the sometimes conflicting interests of various constituencies of the Funds and to act in the interests of all shareholders; (viii) the absence of conflicts of interests that would impair his or her ability to represent all shareholders and to fulfill director fiduciary responsibilities; (ix) the nominee’s ability to be collegial and compatible with current members of the Board and management of the Funds; (x) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (xi) the nominee’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (xii) such other factors as the committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions.

The Audit Committee of the Trust consists solely of Independent Trustees and considers matters relating to the scope and results of the Trust’s audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in an audit with the Board. The Audit Committee also reviews and monitors compliance with stated investment objectives and policies, SEC regulations as well as operational issues relating to the transfer agent, administrator, sub-administrator and custodian. In addition, the Audit Committee implements procedures for receipt, retention and treatment of complaints received by a Fund regarding its accounting, internal accounting controls and the confidential, anonymous submission by officers of the Fund or employees of certain service providers of concerns related to such matters. During the fiscal year ended January 31, 2020, this committee held four meetings.

The current membership of each committee is as follows:

Audit Committee	Contract Review Committee	Governance Committee
Erik R. Sirri – Chairperson	Wendell J. Knox – Chairperson	Edmond J. English – Chairperson
Edmond J. English	Richard A. Goglia	Richard A. Goglia
Martin T. Meehan	Maureen B. Mitchell	Maureen B. Mitchell
Peter J. Smail	James P. Palermo	Peter J. Smail
Cynthia L. Walker	Kirk A. Sykes	Cynthia L. Walker

As chairperson of the Board, Mr. Drucker is an ex officio member of each Committee.

Board’s Role in Risk Oversight of the Funds

The Board’s role is one of oversight of the practices and processes of the Funds and their service providers, rather than active management of the Trust, including in matters relating to risk management. The Board seeks to understand the key risks facing the Funds, including those involving conflicts of interest; how Fund management identifies and monitors these risks on an ongoing basis; how Fund management develops and implements controls to mitigate these risks; and how Fund management tests the effectiveness of those controls. The Board cannot foresee, know, or guard against all risks, nor are the Trustees’ guarantors against risk.

Periodically, Fund officers provide the full Board with an overview of the enterprise risk assessment program in place at Natixis Advisors and the Distributor, which serve as the administrator of and principal underwriter to the Funds, respectively. Fund officers on a quarterly and annual basis also provide the Board (or one of its standing committees) with written and oral reports on regulatory and compliance matters, operational and service provider matters, organizational developments, product proposals, Fund and internal audit results, and insurance and fidelity bond coverage, along with a discussion of the risks and controls associated with these matters, and periodically make presentations to management on risk issues and industry best practices. Fund service providers, including advisers, subadvisers, transfer agents and the custodian, periodically provide Fund management and/or the Board with information about their risk assessment programs and/or the risks arising out of their activities. The scope and frequency of these reports vary. Fund officers also communicate with the Trustees between meetings regarding material exceptions and other items germane to the Board’s risk oversight function.

Pursuant to Rule 38a-1 under the 1940 Act, the Board has appointed a Chief Compliance Officer (“CCO”) who is responsible for administering the Funds’ compliance program, including monitoring and enforcing compliance by the Funds and their service providers with the federal securities laws. The CCO has an active role in daily Fund operations and maintains a working relationship with all relevant advisory, compliance, operations and administration personnel for the Funds’ service providers. On at least a quarterly basis, the CCO reports to the Independent Trustees on significant compliance program developments, including material compliance matters, and on an annual basis, the CCO provides the full Board with a written report that summarizes his review and assessment of the adequacy of the compliance programs of the Funds and their service providers. The CCO also periodically communicates with the Audit Committee members between its scheduled meetings.

Fund Securities Owned by the Trustees

As of December 31, 2019, the Trustees had the following ownership in the Funds and in all funds in the Fund Complex:

Independent Trustees

Dollar Range of Fund Shares[1]	Kenneth A. Drucker	Edmond J. English[2]	Richard A. Goglia[2]	Wendell J. Knox[2]	Martin T. Meehan[2]	Maureen B. Mitchell	James P. Palermo[2]	Erik R. Sirri[2]	Peter J. Smail	Kirk A. Sykes	Cynthia L. Walker[2]
2015 Fund	A	A	A	A	A	A	A	A	A	A	A
2020 Fund	A	A	A	A	A	A	A	A	A	A	A
2025 Fund	A	A	A	A	A	A	A	A	A	A	A
2030 Fund	A	A	A	A	A	A	A	A	A	A	A
2035 Fund	A	A	A	A	A	A	A	A	A	A	A
2040 Fund	A	A	A	A	A	A	A	A	A	A	A
2045 Fund	A	A	A	A	A	A	A	A	A	A	A
2050 Fund	A	A	A	A	A	A	A	A	A	A	A
2055 Fund	A	A	A	A	A	A	A	A	A	A	A
2060 Fund	A	A	A	A	A	A	A	A	A	A	A
Aggregate Dollar Range of Fund Shares in Fund Complex Overseen by Trustee	E	E	E	E	E	E	E	E	E	A	E
[1]	A. None

B. $1 - $10,000                                         D. $50,001 - $100,000

C. $10,001 - $50,000                                E. over $100,000

[2]	Amounts include economic value of notional investments held through the deferred compensation plan.

Interested Trustees

Dollar Range of Fund Shares[1]	Kevin P. Charleston	David L. Giunta
2015 Fund	A	A
2020 Fund	A	A
2025 Fund	A	A
2030 Fund	A	A
2035 Fund	A	A
2040 Fund	A	A
2045 Fund	A	A
2050 Fund	A	A
2055 Fund	A	A
2060 Fund	A	A
Aggregate Dollar Range of Fund Shares in Fund Complex Overseen by Trustee	E	E

[1]	A. None

B. $1 - $10,000                                         D. $50,001 - $100,000

C. $10,001 - $50,000                                E. over $100,000

Trustee Fees

The Trust pays no compensation to its officers or to Trustees who are employees, officers or directors of Natixis Advisors, the Distributor, or their affiliates.

The Chairperson of the Board receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board meetings or committee meetings that he attends. Each Trustee who is not an employee, officer or director of Natixis Advisors, the Distributor or their affiliates (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $199,000. Each Trustee who is not an employee, officer or director of Natixis Advisors, the Distributor or their affiliates also receives a meeting attendance fee of $10,000 for each meeting of the Board that he or she attends in person and $5,000 for each meeting of the Board that he or she attends telephonically. In addition, the Chairperson of the Audit Committee, the Chairperson of the Contract Review Committee and the Chairperson of the Governance Committee each receive an additional retainer fee at an annual rate of $20,000. Each Contract Review Committee and Audit Committee member is compensated $6,000 for each committee meeting that he or she attends in person and $3,000 for each committee meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

During the fiscal year ended January 31, 2020, the Trustees received the amounts set forth in the following table for serving as Trustees of the Trust and of the Fund Complex. The table also sets forth, as applicable, pension or retirement benefits accrued as part of fund expenses, as well as estimated annual retirement benefits:

Compensation Table

For the Fiscal Year Ended January 31, 2020

	Aggregate Compensation from Natixis Funds Trust IV1	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[2]
INDEPENDENT TRUSTEES
Kenneth A. Drucker	$848	$0	$0	$360,000
Edmond J. English	$14,956	$0	$0	$260,000
Richard A. Goglia	$16,014	$0	$0	$265,000
Wendell J. Knox	$16,554	$0	$0	$275,000
Martin T. Meehan	$16,014	$0	$0	$265,000
Maureen B. Mitchell	$16,014	$0	$0	$265,000
James P. Palermo	$16,014	$0	$0	$265,000
Erik R. Sirri	$17,091	$0	$0	$285,000
Peter J. Smail	$16,551	$0	$0	$275,000
Kirk A. Sykes[3]	$5,239	$0	$0	$95,333
Cynthia L. Walker	$16,822	$0	$0	$280,000
INTERESTED TRUSTEES
Kevin P. Charleston	$0	$0	$0	$0
David L. Giunta	$0	$0	$0	$0

[1]

Amounts include payments deferred by Trustees for the fiscal year ended January 31, 2020, with respect to the Trust. The total amount of deferred compensation accrued for Natixis Funds Trust IV as of January 31, 2020 for the Trustees is as follows: Drucker ($1,749), English ($11,395), Goglia ($51,629), Knox ($34,324), Meehan ($17,717), Palermo ($22,196), Sirri ($22,018) and Walker ($92,805).

[2]

Total Compensation represents amounts paid during the fiscal year ended January 31, 2020 to a Trustee for serving on the Board of seven (7) trusts with a total of fifty-two (52) funds as of January 31, 2020.

[3]	Mr. Sykes was appointed to the Board effective September 1, 2019.

The Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust do not provide pension or retirement benefits to the Trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in another fund in the Fund Complex selected by the Trustee on the normal payment date for such fees.

Management Ownership

As of May 1, 2020, the officers and Trustees of the Trust collectively owned less than 1% of the then outstanding shares of each of the Funds.

Code of Ethics

The Trust, its advisers and subadvisers, and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold. The codes of ethics are on public file with and are available from the SEC’s EDGAR database, which can be accessed through www.sec.gov.

Proxy Voting Policies

The Board has adopted the Proxy Voting Policy and Guidelines (the “Procedures”) for the voting of proxies for securities held by the Funds. Under the Procedures, decisions regarding the voting of proxies are to be made solely in the interest of each Fund and its shareholders. The Adviser or Subadviser shall exercise its fiduciary responsibilities to vote proxies with respect to each Fund’s investments that are managed by that Adviser or Subadviser in a prudent manner in accordance with the Procedures and the proxy voting policies of the adviser or subadviser. Because each Adviser and Subadviser manages its portfolio independently from the other, the different Funds and/or different segments of the same Fund may vote differently on the same matter. The Adviser or Subadviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trust in connection with the voting of proxies. The Adviser or Subadviser shall make available to each Fund, or Natixis Advisors, the Funds’ administrator, the records and information maintained by the Adviser or Subadviser under the Procedures.

Pursuant to the subadvisory agreements, Natixis Advisors has delegated proxy voting responsibilities for the Harris Associates Large Cap Value Segment to Harris Associates, for the Loomis Sayles All Cap Growth Segment and Loomis Sayles Core Fixed Income Segment to Loomis Sayles, and for the Mirova Global Sustainable Equity Segment and the Mirova Carbon Neutral U.S. Equity Segment to Mirova US.

Harris Associates. Harris Associates believes that proxy voting rights are valuable portfolio assets and an important part of the investment process, and Harris exercises voting responsibilities as a fiduciary solely with the goal of serving the best interests of Harris’ clients in their capacity as shareholders of a company. In determining the vote on any proposal, the Proxy Voting Committee will consider the proposal’s expected impact on shareholder value and does not consider any benefit to Harris Associates, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris Associates considers the reputation, experience and competence of a company’s management when it evaluates the merits of investing in a particular company, and invests in companies in which Harris Associates believes management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of Harris’ investment. Accordingly, on most issues, Harris Associates casts votes in accordance with management’s recommendations. This does not mean that Harris Associates does not care about corporate governance. Rather, it is confirmation that Harris’ process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When Harris believes that management’s position on a particular issue is not in the best interests of its clients, Harris Associates will vote contrary to management’s recommendation.

The proxy voting guidelines below summarize Harris’ position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. Harris will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Voting Committee, unless the client has specifically instructed Harris to vote otherwise. Harris Associates voting guidelines generally address issues related to boards of directors, auditors, equity based compensation plans, and shareholder rights.

•

With respect to a company’s board of directors, Harris Associates believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors, and it will usually vote in favor of proposals that ensure such independence.

•

With respect to auditors, Harris Associates believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely-related activities that do not raise any appearance of impaired independence.

•

With respect to equity based compensation plans, Harris Associates believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, Harris Associates is opposed to plans if they have historically been used to provide participants with excessive awards or have inherently objectionable structural features. Harris Associates usually also will vote in favor of proposals to require the expensing of options, in favor of proposals for an annual shareholder advisory vote on executive compensation and in favor of advisory votes to ratify named executive officer compensation. Harris Associates will normally vote against proposals that prohibit the automatic vesting of equity awards upon a change of control.

•

With respect to corporate structure and shareholder rights, Harris Associates believes that all shareholders of an issuer should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable. Therefore, Harris Associates usually will vote against proposals for creating or expanding supermajority voting rights, against the adoption of anti-takeover measures, and against proposals to authorize different classes of stock with different voting rights.

•

With respect to “social responsibility” issues, Harris Associates believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company’s board of directors. Harris Associates is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless Harris Associates believes the proposal would have a substantial positive economic impact on the company.

Harris Associates may determine not to vote a Fund’s proxy if it has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non- U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”), and Harris Associates may determine that the loss of investment flexibility resulting from share blocking outweighs the benefit to be gained by voting.

The Proxy Voting Committee, in consultation with Harris Associates’ Legal and Compliance Departments, is responsible for monitoring and resolving any possible potential conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate relationship with Harris Associates, or Harris Associates is actively soliciting business from the issuer; (ii) when Harris Associates is aware that a proponent of a proxy proposal has a business relationship with Harris Associates or Harris Associates is actively soliciting such business (e.g., an employee group for which Harris Associates manages money); (iii) when Harris Associates is aware that it has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when Harris Associates is aware that a Harris Associates employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris Associates executive has an immediate family member who serves as a director of a company).

Harris Associates is committed to resolving any such conflicts in its clients’ collective best interest, and accordingly, will vote pursuant to the Guidelines set forth in the Proxy Voting Policy when conflicts of interest arise. However, if Harris Associates believes that voting in accordance with a Guideline is not in the best interest of clients under the particular facts and circumstances presented, or if the proposal is not addressed by the Guidelines, then Harris

Associates will vote in accordance with the guidance of an independent third party voting service, Institutional Shareholder Services (“ISS”). If ISS has not provided guidance with respect to the proposal or if Harris Associates believe the recommendation of ISS is not in the best interests of clients, then the Proxy Voting Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in the Oakmark Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris Associates’ General Counsel, Chief Compliance Officer (“CCO”) and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

Loomis Sayles. Under the Procedures, the responsibility for voting proxies generally is delegated to Loomis Sayles. Decisions regarding the voting of proxies shall be made solely in the interest of each Fund and its shareholders. Loomis Sayles shall exercise its fiduciary responsibilities to vote proxies with respect to a Fund’s investments that are managed by Loomis Sayles in a prudent manner in accordance with the Procedures and the proxy voting policies. Proposals that, in the opinion of Loomis Sayles, are in the best interests of shareholders are generally voted “for” and proposals that, in the judgment of Loomis Sayles, are not in the best interests of shareholders are generally voted “against.” The Procedures, as implemented by the Loomis Sayles Proxy Committee, are intended to support good corporate governance, including those corporate practices that address environmental and social issues (ESG Matters), in all cases with the objective of protecting each Fund’s interests and maximizing its shareholders’ value. Loomis Sayles is responsible for maintaining certain records and reporting to the Audit Committee of the Trust in connection with the voting of proxies. Upon request for reasonable periodic review as well as annual reporting to the SEC, Loomis Sayles shall make available to each such Fund, or Natixis Advisors, each such Fund’s administrator, the records and information maintained by Loomis Sayles under the Procedures.

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. One of Loomis Sayles’ Proxy Voting Services, Glass, Lewis & Company (“Glass Lewis”) provides vote recommendations and analysis to Loomis Sayles based on Glass Lewis’ own research. Loomis Sayles will generally follow its express policy with input from Glass Lewis unless Loomis Sayles’ Proxy Committee (the “Proxy Committee”) determines that the client’s best interests are served by voting otherwise. Loomis Sayles uses ISS for voting agent services.

All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for a Fund holding the security, and will be voted in the best investment interests of the Fund. All routine “for” and “against” issues will be voted according to Loomis Sayles’ policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for a Fund holding the security.

The specific responsibilities of the Proxy Committee, include, (1) developing, authorizing, implementing and updating Procedures, including an annual review of the Procedures, to ensure consistency with internal policies and regulatory agency policies, including determining the continuing adequacy of the Procedures to confirm that they have been formulated reasonably and implemented effectively, including whether they continue to be reasonably designed to ensure that proxy votes are cast in clients’ best interest, to review existing voting guidelines and developing additional voting guidelines to assist in the review of proxy proposals, and to review the proxy voting process and address any general issues that relate to proxy voting, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the Fund(s) advised by Loomis Sayles holding the security when necessary or appropriate, (3) periodic sampling or engaging an outside party to sample proxy votes to ensure they comply with the Procedures and are cast in accordance with the Funds’ best interests, and, (4) engagement and oversight of third-party vendors, that materially assist Loomis Sayles with respect to proxy voting, such as Proxy Voting Services including:

(i)	determining and periodically reassessing whether, as relevant, the Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

a)	the adequacy and quality of the Proxy Voting Service’s staffing, personnel and technology,

b)

whether the Proxy Voting Service has adequately disclosed its methodologies in formulating voting recommendations, such that Loomis Sayles can understand the factors underlying the Proxy Voting Service’s voting recommendation,

c)	the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current, materially complete and accurate information, and

d)

the Proxy Voting Service’s policies and procedures regarding how it identifies and addresses conflicts of interest, including whether the Proxy Voting Service’s policies and procedures provide for adequate disclosure of its actual and potential conflicts of interest with respect to the services it provides to Loomis Sayles.

(ii)

providing ongoing oversight of Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients and in accordance with these Procedures and the determinations and directions of the Proxy Committee,

(iii)	receiving and reviewing updates from Proxy Voting Services regarding relevant business changes or changes to Proxy Voting Services’ conflict policies and procedures, and

(iv)

in the event that the Proxy Committee becomes aware that a recommendation of the Proxy Voting Service was based on a material factual error (including materially inaccurate or incomplete information): investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future.

Loomis Sayles has established policies to ensure that proxies are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of Glass Lewis in making its voting decisions. However, if the Proxy Committee determines that Glass Lewis’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against Glass Lewis’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions and recommendations from or about the opposing position.

Mirova US understands that proxy voting is an important right of shareholders and that reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Mirova US, in reliance on Mirova, will vote in a manner that is consistent with what it believes to be in the best interests of such clients and in accordance with the Proxy Voting Policy and Procedures that it has adopted.

Mirova US has adopted written policies and procedures setting forth the principles and procedures by which it votes or gives consent with respect to securities owned by the Fund and other clients. Mirova US has chosen to adopt a voting policy that develops an integrated voting and engagement strategy, focused on long-term value creation for all stakeholders. This approach is based on three principles: Pragmatism: Mirova analyzes resolutions from an investor’s point of view, considering the macro-economic context as well as countries’ and companies’ specific characteristics; Responsibility: Mirova takes into consideration Environmental, Social and Governance (“ESG”) issues when analyzing resolutions and making voting decisions; Engagement: Mirova conducts a permanent and constructive dialogue with companies in order to promote good corporate governance practices and the integration of sustainable development issues to their long-term strategies.

This Proxy Voting Policy emphasizes the essential issues facing companies in the new context in which they operate. Mirova favors, notably: (i) the institution of a board that incorporates stakeholders in a balanced fashion and that resolutely takes account of issues of corporate social responsibility (“CSR”), (ii) an equitable distribution of value among the different stakeholders, notably integrating environmental and social criteria in the remuneration of executives, and (iii) the transparency and quality of financial and extra-financial information, with the implementation of reporting that integrates the issues of sustainable development. These principles furthermore constitute the primary themes of engagement that Mirova emphasizes in the context of its dialogue with issuers. Below is additional detail on how Mirova US generally will/will not vote on certain matters:

Governance Structure and Balance of Power	Mirova’s voting decisions generally will favor the appointment of directors allowing for: (1) a balance in the composition of the board among the company’s different strategic stakeholders; (2) effective supervision of decisions taken in the long-term interests of the company and the respect for the rights of all stakeholders; and (3) better integration of CSR issues in strategic considerations.

Distribution of Value

Mirova generally will support votes concerning aspects of the compensation of executives that are: (1) tied to the long-term strategy of the company; (2) correlated with long-term economic, but also environmental and social objectives (with pertinent and stable measurement indicators); (3) consistent with the creation of real value and its distribution among the different stakeholders; and (4) consistent with the company’s social policy.

Mirova generally will not support votes on dividend policies that: (1) are not correlated with the creation of value; (2) are detrimental to the company’s capacity to invest or to its solvency; and/or (3) are not consistent with the company’s social policy.

Mirova generally will support all resolutions aiming to maintain the loyalty of long-term shareholders and to develop employee shareholding.

Transparency of Information	Mirova generally will not support a resolution approving the annual report if the annual report does not integrate audited and certified information on the environmental and social performance of the company.

The Proxy Voting Policy is reviewed annually by the Responsible Investment Research team in order to take into account potential changes in national or regional legal framework and to also reflect evolutions in the Sustainable and Responsible Investment (“SRI”) philosophy. The new Proxy Voting Policy is submitted to the Compliance Officer and the CEO for their respective approval. Mirova’s board of directors is also asked to approve the proposed Policy.

The analysis of resolutions is carried out by the Responsible Investment Research team. This proxy voting procedure involves the analysis of resolutions presented at general meetings. Mirova may also engage in dialogue with issuers. Voting decisions are the responsibility of the voting committee, composed of Mirova’s Chief Executive Officer, the Head of Responsible Investment Research. Managers and extra-financial analysts may be invited to participate in the committee’s deliberations depending on the subject under discussion.

As a part of the framework established for delegating voting rights, Mirova uses an independent voting services provider, Institutional Shareholder Services, to: (i) inform Mirova of upcoming general meetings related to securities belonging to its voting universe; (ii) analyze resolutions according to the principles defined in the present voting policy; (iii) provide access to a voting platform for the exercise of voting rights; and (iv) transmit voting instructions to issuers.

Although Mirova has implemented a customized voting policy with ISS, its in-house analysis has always priority on the voting recommendations proposed by ISS.

Mirova has implemented procedures to prevent, identify, and manage potential conflicts of interest. If a conflict of interest between Mirova and one of its clients is identified, the Head of Compliance and Internal Control, in coordination with the members of the voting committee, decides on the appropriate response. If exercising its voting rights for a given company exposes Mirova to a significant conflict of interest, the Voting and Governance Analyst will refer the matter to the Head of Compliance and Internal Control, who will decide on the appropriate measures to take, including whether or not to participate in the company’s general meeting. Mirova US’s Chief Compliance Officer or her/his deputy is responsible for confirming that the Voting and Governance Analyst is not aware of any conflicts of interest that may arise between Mirova US and its affiliates, on the one hand, and the interests of its clients, on the other, regardless of whether these conflicts are actual or perceived. If a conflict of interest is identified, the Chief Compliance Officer of Mirova US or her/his deputy (who may be located at Mirova) will decide on an appropriate response. Where the Chief Compliance Officer deems appropriate in her/his sole discretion, unaffiliated third parties may be used to help resolve conflicts. In this regard, the Chief Compliance Officer shall have the power to retain independent fiduciaries, consultants, or professionals to assist with voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

Information regarding how the Funds voted proxies related to their portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) by calling toll-free at 800-225-5478, (ii) through the Funds’ website, im.natixis.com and (iii)  on the SEC’s website at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Information About the Organization and Ownership of the Adviser and Subadvisers of the Funds

Natixis Advisors, formed in 1995, is a limited partnership indirectly owned by Natixis Investment Managers, LLC, the holding company for the North American asset management business (“Natixis IM-NA”).

Natixis IM-NA is part of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.

The 10 principal subsidiary or affiliated asset management firms of Natixis IM-NA collectively had over $540.4 billion in assets under management or administration as of December 31, 2019.

Harris Associates is a limited partnership whose sole general partner is Harris Associates, Inc., a wholly-owned subsidiary of Natixis IM-NA.

Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis IM-NA.

Mirova US is a wholly-owned subsidiary of Mirova, which is in turn a subsidiary of Natixis Investment Managers. Mirova US has entered into a personnel-sharing arrangement with its Paris-based affiliate, Mirova, which is part of Natixis Investment Managers. Pursuant to this arrangement, certain employees of Mirova, as a “participating affiliate,” serve as “associated persons” of Mirova US and, in this capacity, are subject to the oversight of Mirova US and its Chief Compliance Officer. These associated persons may, on behalf of Mirova US, provide discretionary investment management services (including acting as portfolio managers), research and related services to the Funds in accordance with the investment objectives, policies and limitations set forth in each Fund’s Prospectus and this Statement. Unlike Mirova US, Mirova is not registered as an investment adviser with the SEC. The personnel-sharing arrangement is based on no-action letters of the staff of the SEC that permit SEC-registered investment advisers to rely on and use the resources of advisory affiliates, subject to certain conditions.

Wilshire is a privately held Subchapter S corporation that is 100% owned by its active key employees. Dennis Tito, Founder, Chief Executive Officer and Chairman of the Board of Wilshire, beneficially owns a majority of the outstanding shares of Wilshire. Wilshire has no other outside owners.

Advisory and Subadvisory Agreements

The Funds’ advisory agreement with Natixis Advisors provides that the Adviser will furnish or pay the expenses of the Funds for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser may delegate certain administrative services to its affiliates. The Adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage each Fund’s assets in accordance with its investment objectives and policies.

Each Fund pays all expenses not borne by its Adviser or Subadviser(s) including, but not limited to, the charges and expenses of the Funds’ custodian and transfer agent, independent registered public accounting firm, legal counsel for the Funds, legal counsel for the Trust’s Independent Trustees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Funds’ Adviser, Subadviser(s) or their affiliates, other than affiliated registered investment companies.

Except as noted below, each advisory agreement and, where applicable, each subadvisory agreement, provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. In addition, Natixis Advisors and the Trust have received an exemptive order from the SEC (the “Order”), which permits Natixis Advisors, subject to approval by the Board but without shareholder approval, to hire or terminate, and to modify any existing or future subadvisory agreement with, subadvisers that are not affiliated with Natixis Advisors as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Natixis Advisors or of another company that, indirectly or directly, wholly owns Natixis Advisors. Shareholders of each Fund have approved the Fund’s operation under the manager-of-managers structure contemplated by the Order. If a new subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change.

Each advisory and subadvisory agreement may be terminated without penalty by vote of the Board of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund, upon 60 days’ written notice, or by a Fund’s Adviser or Subadviser upon 90 days’ written notice. Each advisory agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). Each subadvisory agreement also may be terminated by the Subadviser upon 90 days’ notice and automatically terminates upon termination of the related advisory agreement.

Each advisory and subadvisory agreement provides that the Adviser or Subadviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Natixis Advisors manages the AIA U.S. Large Cap Value ESG Segment, AIA U.S. Small/Mid Cap ESG Segment, AIA International Developed Markets Equity ESG Segment and AIA Emerging Markets ESG Segment of the Funds, oversees the services provided to the Funds by each of the Subadvisers and provides certain administrative services. Subject to the review of the Board, Natixis Advisors monitors each Subadviser to assure that the Subadviser is managing a Fund’s assets consistently with the Fund’s investment objective and restrictions and applicable laws and guidelines, including, but not limited to, compliance with the diversification requirements set forth in the 1940 Act and Subchapter M of the Code. In addition, Natixis Advisors also provides subadvised Funds with administrative services which include, among other things, day-to-day administration of matters related to the Fund’s existence, maintenance of its records, preparation of reports and assistance in the preparation of the Fund’s registration statement under federal and state laws. In addition, other than with respect to the AIA U.S. Large Cap Value ESG Segment, AIA U.S. Small/Mid Cap ESG Segment, AIA International Developed Markets Equity ESG Segment and AIA Emerging Markets ESG Segment of the Funds, Natixis Advisors does not determine what investments will be purchased or sold for any Fund. Because Natixis Advisors, Harris Associates, Loomis Sayles, Mirova US and the Underlying Funds manage their portfolio independently from the others, the same security may be held in two or more different Funds (or segments of the same Fund) or may be acquired for one Fund (or segments of the same Fund) at a time when the Adviser or Subadviser of another Fund (or segment) deems it appropriate to dispose of the security from that other Fund (or segment) or otherwise take a short position in or related to that security. Similarly, under some market conditions, one or more of the Adviser, Subadviser or Underlying Fund’s adviser or subadviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser, Subadviser or Underlying Fund’s adviser or subadviser believe continued exposure to the broader securities is appropriate. Because each Natixis Advisors, Harris Associates, Loomis Sayles and Mirova US direct the trading for their segment(s) of the Funds, and do not aggregate their transactions with those of the other Adviser or Subadviser, each Fund may incur higher brokerage costs than would be the case if a single Adviser or Subadviser were managing the entire Fund. Natixis Advisors will provide, or cause the Funds’ custodian to provide, information to each Subadviser regarding the composition of assets of each Fund and the assets to be invested and reinvested by the Subadviser.

Natixis Advisors may terminate any subadvisory agreement without shareholder approval. In such case, Natixis Advisors will either enter into an agreement with another subadviser to manage the Funds (or segments) or allocate the segment’s assets among the other segments of the Fund.

Distribution Agreement

Pursuant to a distribution agreement with the Trust (the “Distribution Agreement”), Natixis Distribution, L.P., 888 Boylston St., Suite 800, Boston, Massachusetts 02199, serves as the general distributor of shares of the Funds. Under the Distribution Agreement, the Distributor is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the funds available through advertising and other means and the cost of printing and mailing the Prospectus to persons other than shareholders. The Distributor currently is not paid a fee for serving as Distributor for the Funds.

The Distribution Agreement was approved by the Trust’s Board, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Distribution Agreement.

The Distribution Agreement may be terminated at any time with respect to the Funds on 60 days’ written notice to the Distributor by vote of a majority of the outstanding voting securities of the Funds or by vote of a majority of the Trustees who are not “interested persons” of the Trust, (as defined in the 1940 Act.) The Distribution Agreement also may be terminated by the Distributor on 90 days’ written notice to the Trust, and the Distribution Agreement automatically terminates in the event of its “assignment,” (as defined in the 1940 Act.) In each such case, such termination will be without payment of any penalty.

The Distribution Agreement will continue in effect for successive one-year periods with respect to the funds, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board or by vote of a majority of the outstanding voting securities of the funds and (ii) by the vote of a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Trust or the Distributor, in each case cast in person at a meeting called for that purpose.

The Distributor controls the word “Natixis” in the names of the Natixis Funds Trusts and if it should cease to be the principal distributor of such funds’ shares, the Trust may be required to change their names and delete these words or letters. The Distributor also acts as principal distributor for Natixis Funds Trust I, Natixis Funds Trust IV, Loomis Sayles Funds I, and Loomis Sayles Funds II.

As described in the Prospectuses, each purchase or sale of shares is effected at the NAV next determined after an order is received.

For new amounts invested at NAV by an eligible governmental authority, the Distributor may, at its expense, pay investment dealers a commission of 0.025% of the average daily net assets of an account at the end of each calendar quarter for up to one year. These commissions are not payable if the purchase represents the reinvestment of redemption proceeds from any other Natixis Fund or if the account is registered in street name.

The Funds may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-administration, sub-transfer agency and other services, including, but not limited to, recordkeeping, shareholder or participant reporting or shareholder or participant recordkeeping) (“recordkeeping and processing-related services”) associated with shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents. These fees are paid directly or indirectly by the Funds (with the exception of Class N shares, which do not bear such expenses) in light of the fact that other costs may be avoided by the Funds where the intermediary, not the Funds’ service providers, provides shareholder services to Fund shareholders. The intermediary may impose other account or service charges directly on account holders or participants. In addition, depending on the arrangements, the Funds’ Adviser and/or Distributor or their affiliates may, out of their own resources, compensate such financial intermediaries or their agents directly or indirectly for such recordkeeping and processing-related services; such payments will not be made with respect to Class N shares. The services provided and related payments vary from firm to firm. Under these programs, the Distributor may enter into administrative services agreements with intermediaries pursuant to which intermediaries will provide sub-transfer agency services, sub-administrative services and other services with respect to the Funds. These services may include, but are not limited to, shareholder record set-up and maintenance, account statement preparation and mailing, transaction processing and settlement and account level tax reporting. The Distributor is reimbursed by the Funds for all or a portion of any fees paid to intermediaries by the Distributor on behalf of the Funds.

The Distributor, Natixis Advisors and their affiliates may, out of their own resources, make additional payments to financial intermediaries who sell shares of the Funds. Such payments and compensation are in addition to any fees paid or reimbursed by the Funds. These payments may include: (i) payments based upon various factors, as described below, and (ii) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, remuneration for: the firm’s internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events, and shareholder record keeping, sub-transfer agency or miscellaneous administrative services. From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. In addition to marketing and/or financial support payments described above, payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The Distributor intends that the payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the Financial Industry Regulatory Authority. The participation of such firms in financial assistance programs is at the discretion of the firm and the Distributor. The payments described in (iii) above may be based on sales (generally ranging from 0.05% to 0.25% of gross sales) and/or the amount of assets a financial intermediary’s clients have invested in the Funds (at annual rates generally ranging from 0.03% to 0.35% of the value of the clients’ shares). The actual payment rates to a financial intermediary will depend upon how the particular arrangement is structured (e.g., solely asset-based fees, solely sales-based fees or a combination of both) and other factors such as the length of time assets have remained invested in the Fund, redemption rates and the willingness of the financial intermediary to provide access to its representatives for educational and marketing purposes. The payments to financial intermediaries described in this section and elsewhere in this Statement, which may be significant to the financial intermediaries, may create an incentive for a financial intermediary or its representatives to recommend or sell shares of a particular Fund or shares class over other mutual funds or share classes. Additionally, these payments may result in the Funds’ inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Investors should contact their financial representative for details about the payment the financial intermediaries may receive.

From time to time, the Funds’ service providers, or any of their affiliates, may also pay non-cash compensation to the sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional events of intermediaries.

Dealers may charge their customers a processing fee or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by its individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Funds’ Prospectuses and this Statement. Customers will be provided with specific information about any processing or service fees charged by their dealer.

OTHER ARRANGEMENTS

Administrative Services

Natixis Advisors, 888 Boylston Street, Suite 800, Boston, MA 02199-8197, performs certain accounting and administrative services for the Funds, pursuant to an Administrative Services Agreement dated January 1, 2005, as amended from time to time (the “Administrative Agreement”). Under the Administrative Agreement, Natixis Advisors provides the following services to the Funds: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Funds, (ii) services required in connection with the preparation of registration statements and Prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance, (iii) the various registrations and filings required by various regulatory authorities and (iv) consultation and legal advice on Fund-related matters.

For these services, Natixis Advisors received the following fees from the Funds for the fiscal period ended January 31, 2018 and fiscal years ended January 31, 2019 and January 31, 2020:

Fund	Fiscal Period Ended 2/28/17[1] -1/31/18	Fiscal Year Ended 1/31/19[2]	Fiscal Year Ended 1/31/20
	Fee	Fee	Fee
2015 Fund
Gross Administrative Fees	$1,733	$1,985	$2,243
Waiver of Administrative Fees	$—	$15	$20
Net Administrative Fees	$1,733	$1,970	$2,223
2020 Fund
Gross Administrative Fees	$1,752	$1,997	$2,260
Waiver of Administrative Fees	$—	$15	$20
Net Administrative Fees	$1,752	$1,982	$2,240
2025 Fund
Gross Administrative Fees	$1,322	$1,541	$1,948
Waiver of Administrative Fees	$—	$12	$17
Net Administrative Fees	$1,322	$1,529	$1,931
2030 Fund
Gross Administrative Fees	$1,111	$1,374	$1,906
Waiver of Administrative Fees	$—	$11	$14
Net Administrative Fees	$1,111	$1,363	$1,892
2035 Fund
Gross Administrative Fees	$1,124	$1,474	$2,124
Waiver of Administrative Fees	$—	$13	$19
Net Administrative Fees	$1,124	$1,461	$2,105
2040 Fund
Gross Administrative Fees	$1,127	$1,379	$1,865
Waiver of Administrative Fees	$—	$11	$15
Net Administrative Fees	$1,127	$1,368	$1,850
2045 Fund
Gross Administrative Fees	$909	$1,087	$1,523
Waiver of Administrative Fees	$—	$8	$12
Net Administrative Fees	$909	$1,079	$1,511
2050 Fund
Gross Administrative Fees	$907	$1,091	$1,531
Waiver of Administrative Fees	$—	$8	$12
Net Administrative Fees	$907	$1,083	$1,519

2055 Fund
Gross Administrative Fees	$909	$1,094	$1,360
Waiver of Administrative Fees	$—	$8	$12
Net Administrative Fees	$909	$1,086	$1,348
2060 Fund
Gross Administrative Fees	$911	$1,091	$1,230
Waiver of Administrative Fees	$—	$8	$11
Net Administrative Fees	$911	$1,083	$1,219

[1]	Commencement of operations.
[2]

Effective October 1, 2018, State Street Bank and Trust Company agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2018, Natixis Advisors agreed to voluntarily waive fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2019.

Managed Portfolio Advisors® (“MPA”), a division of Natixis Advisors, performs certain administrative services on behalf of Mirova US for the Mirova Global Sustainable Equity Segment and the Mirova Carbon Neutral U.S. Equity Segment of each Fund pursuant to an administrative services agreement. Fees for such services are paid by Mirova US out of the subadvisory fees Mirova US receives for management of the Mirova Global Sustainable Equity Segment and the Mirova Carbon Neutral U.S. Equity Segment of each Fund. MPA also performs certain administrative services on behalf of Loomis Sayles for the Loomis Sayles Core Fixed Income Segment of each Fund pursuant to an administrative services agreement. Fees for such services are paid by Loomis Sayles out of the subadvisory fees Loomis Sayles receives for management of the Loomis Sayles Core Fixed Income Segment.

Custodial Arrangements. State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, MA, 02111, serves as the custodian for the Trust. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, State Street Bank receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trust and calculates the total NAV, total net income and NAV per share of each Fund on a daily basis.

Transfer Agency Services. Pursuant to a contract between the Trust, on behalf of each Fund, and DST Asset Manager Solutions, Inc. (“DST” or the “Transfer Agent”), whose principal business address is 2000 Crown Colony Drive, Quincy, MA 02169, DST acts as the shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds’ shares.

From time to time, the Funds, directly or indirectly through arrangements with Natixis Advisors and its affiliates or the Transfer Agent, may pay amounts to third parties that provide recordkeeping and other administrative services relating to a Fund to persons who beneficially own interests in the Fund, such as shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents.

Transfer Agency Expenses. Natixis Advisors has given a binding contractual undertaking to reimburse the Class N shares of the Funds for any and all transfer agency expenses attributable to accounts admitted to Class N via a prospectus provision that allows the Distributor, at its sole discretion, to waive the investment minimum for accounts as to which the relevant financial intermediary has provided assurances, in writing, that the accounts will be held in omnibus fashion beginning no more than two years following the establishment date of such accounts in Class N. Such reimbursement will be in effect during the period July 1, 2019 to June 30, 2021 and may be terminated before then only with the consent of the Board.

Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is PricewaterhouseCoopers, LLP, located at 101 Seaport Blvd., Boston, MA 02210. The independent registered public accounting firm conducts an annual audit of each Fund’s financial statements, assists in the review of federal and state income tax returns and consults with the Trust as to matters of accounting and federal and state income taxation. The financial highlights in the Prospectuses for the Funds, and the financial statements contained in the Funds’ annual report for the fiscal year ended January 31, 2020 are incorporated by reference into this Statement, have been so included in reliance on the reports of the Trust’s independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Counsel to the Funds. Ropes & Gray LLP, located at the Prudential Tower, 800 Boylston Street, Boston, MA 02199, serves as counsel to the Funds.

PORTFOLIO MANAGEMENT INFORMATION

PORTFOLIO MANAGERS’ MANAGEMENT OF OTHER ACCOUNTS

As of January 31, 2020, many of the portfolio manager(s) of the Funds managed other accounts in addition to managing one or more of the Funds. The following table provides information on the other accounts managed by each portfolio manager:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory fee is based on performance		Other Accounts Managed		Advisory fee is based on performance		Other Accounts Managed		Advisory fee is based on performance
Name of Portfolio Manager (Firm)	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
William C. Nygren (Harris Associates)	6	$22.9 billion	0	$0	2	$50.9 million	0	$0	3	$529.8 million	0	$0
Kevin G. Grant (Harris Associates)	3	$16.2 billion	0	$0	1	$24.2 million	0	$0	0	$0	0	$0
M. Colin Hudson (Harris Associates)	3	$11.7 billion	0	$0	8	$657.3 million	0	$0	365	$2.9 billion	0	$0
Michael J. Mangan (Harris Associates)	2	$681.4 million	0	$0	1	$24.2 million	0	$0	711	$4.0 billion	0	$0
Michael A. Nicolas* (Harris Associates)	3	$16.2 billion	0	$0	2	$50.9 million	0	$0	1	$30.6 million	0	$0
Daniel Conklin (Loomis Sayles)	7	$3.7 billion	0	$0	8	$6.8 billion	0	$0	176	$19.9 billion	0	$0
Aziz V. Hamzaogullari (Loomis Sayles)	21	$26.8 billion	0	$0	16	$8.9 billion	2	$807.6 million	143	$24.6 billion	0	$0
Christopher T. Harms (Loomis Sayles)	7	$3.7 billion	0	$0	8	$6.8 billion	0	$0	187	$19.9 billion	0	$0
Clifton V. Rowe (Loomis Sayles)	7	$3.7 billion	0	$0	8	$6.8 billion	0	$0	181	$19.9 billion	0	$0
Kurt L. Wagner** (Loomis Sayles)	7	$3.7 billion	0	$0	15	$14.8 billion	0	$0	198	$26.6 billion	2	$3.1 billion
Marina Gross (Natixis Advisors)	0	$0	0	$0	0	$0	0	$0	0	$0	0	$0
Curt Overway (Natixis Advisors)	0	$0	0	$0	0	$0	0	$0	0	$0	0	$0
Daniel Price (Natixis Advisors)	0	$0	0	$0	0	$0	0	$0	24700	$22.6 billion	0	$0
Christopher Sharpe (Natixis Advisors)	0	$0	0	$0	0	$0	0	$0	0	$0	0	$0
Kevin H. Maeda (AIA division of Natixis Advisors)	20	$115 million	0	$0	0	0	0	$0	3395	$2.3 billion	0	$0
Serena V. Stone (AIA division of Natixis Advisors)	20	$115 million	0	$0	0	0	0	$0	3395	$2.3 billion	0	$0
Jens Peers (Mirova US)	0	0	0	$0	4	$1.2 billion	1	$913.8 million	0	0	0	0
David Belloc (Mirova US)	0	0	0	$0	3	$317.4 million	1	$41.3 million	0	0	0	0
Hua Cheng (Mirova US)	0	0	0	$0	4	$1.2 billion	1	$913.8 million	0	0	0	0
Manuel Coeslier (Mirova US)	0	0	0	$0	2	$181.8 million	0	$0	0	0	0	0
Amber Fairbanks (Mirova US)	0	0	0	$0	4	$1.2 billion	1	$913.8million	0	0	0	0
Hervé Guez (Mirova US)	0	0	0	$0	4	$524.9 million	1	$41.3 million	0	0	0	0
Nathan Palmer (Wilshire)	26	$3.8 billion	0	$0	0	$0	0	$0	0	$0	0	$0
Anthony Wicklund (Wilshire)	19	$1.9 billion	0	$0	0	$0	0	$0	0	$0	0	$0

*	Effective January 27, 2020, Michael A. Nicolas joined the management team of the Funds.
**	Effective June 30, 2020, Kurt L. Wagner will no longer serve as a portfolio manager.

Material Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Each of the Adviser and Subadvisers has adopted policies and procedures to address these potential conflicts. For more information on how each of the Adviser and Subadvisers allocates investment opportunities between the Funds and their other clients, see the section “Allocation of Investment Opportunity Among Funds and Other Investors Managed by the Adviser and Subadvisers; Cross Relationships of Officers and Trustees” in this Statement. Conflicts of interest also arise to the extent a portfolio manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in the section “Portfolio Transactions and Brokerage.”

Portfolio Managers’ Compensation

The following describes the structure of, and the method used to determine, the compensation of each of the above-listed portfolio managers as of January 31, 2020:

Harris Associates. Each of the portfolio managers of the Harris Associates-subadvised Funds/segments are compensated solely by Harris Associates, a Subadviser. Compensation for each of the portfolio managers is based on Harris Associates’ assessment of the individual’s long-term contribution to the investment success of Harris Associates. Each portfolio manager receives a base salary and participates in a discretionary bonus pool. In addition, most of the portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees of Harris Associates and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.

The determination of the amount of each portfolio manager’s base salary and discretionary bonus participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris Associates’ U.S. or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers’ compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P 500® Index, Russell Midcap® Value Index, Russell 1000® Value Index, Lipper Balanced Funds Index (60% S&P 500® Index and 40% Barclays Bond Index), MSCI World Index, MSCI World ex USA Index (Net), MSCI World ex USA Small Cap Index (Net) and Harris Associates’ approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over short and long term periods, including one year, three years, five years, ten years, and since a fund’s inception or since a portfolio manager has been managing a fund, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his or her compensation is also based on the contribution made to Harris Associates in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process and an assessment of the quality of analytical work. If a portfolio manager also serves as a research analyst, then such manager may participate in a long-term compensation plan that may provide future compensation upon vesting after a multi-year period. The plan consists of an award, based on a quantitative evaluation of the performance of the investment ideas covered by the analyst over the same multi-year period. In addition, an individual’s other contributions to Harris Associates, such as a role in investment thought leadership and management of the firm, are taken into account in the overall compensation process.

Loomis Sayles. Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan, and a defined benefit plan to all employees hired before May 3, 2003. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and personal conduct. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed-income managers and 100% for Mr. Hamzaogullari. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the firm’s Chief Investment Officer (“CIO”) and senior management. The firm’s CIO and senior management evaluate these other factors annually.

Mr. Hamzaogullari’s compensation has four components: a competitive base salary, an annual incentive bonus driven by investment performance, participation in long-term incentive plans (annual and post-retirement payouts), and a revenue sharing bonus if certain revenue thresholds and performance hurdles are met. Maximum variable compensation potential is a multiple of base salary and reflects performance achievements relative to peers with similar disciplines. The performance review considers the asset class, manager experience, and maturity of the product. The incentive compensation is based on trailing strategy performance and is weighted at one third for the three-year period, one-third for the five-year period and one-third for the ten-year period. He also receives performance-based compensation as portfolio manager for a private investment fund. The firm’s CIO and senior management review the components annually.

Fixed-Income Segment/Fund’s Portfolio Managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The external benchmark used for the investment style utilized for the Loomis Sayles Core Fixed Income Segment is noted below. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five or seven year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed-income manager performance because it believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles. The benchmark used for the investment style utilized for the Loomis Sayles Core Fixed Income Segment is the Bloomberg Barclays U.S. Aggregate Bond Index.

Equity Segment/Fund’s Portfolio Managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm’s institutional composite to the performance of the applicable Morningstar® peer group and/or the Lipper universe. Generally speaking the performance of the respective product’s fund is compared against the applicable Morningstar peer group and/or the Lipper universe. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the eVestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for the strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager’s performance relative to the peer group for the 1-, 3- and 5- year periods (3, 5 and 10 years for large cap growth, all cap growth and global growth) or since the start of the manager’s tenure, if shorter, is used to calculate the amount of variable compensation payable due to performance. Longer-term performance is typically weighted more than shorter-term performance. In addition, the performance measurement for equity compensation usually incorporates a consistency metric using longer term rolling returns compared to peer group over a sustained measurement period (5, 7, etc. years); however, the exact method may be adjusted to a product’s particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on either relative revenue of accounts represented in each product.

In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.

General. Most mutual funds do not directly contribute to a portfolio manager’s overall compensation because Loomis Sayles uses the performance of the portfolio manager’s institutional accounts compared to an institutional peer group. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation, and apply to certain portfolio managers, certain other investment talent, and certain high-ranking officers.

The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement a participant will receive a multi-year payout for his or her vested units; and

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan grants participants an annual participation in company earnings; the annual amount is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there are no post-retirement payments or non-compete covenants, but there is a non-solicitation covenant.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan(s). The plan(s) was/were initially offered to portfolio managers and over time, the scope of eligibility widened to include other key investment professionals. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers may also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

In addition, portfolio managers may also participate in the Loomis Sayles deferred compensation plan which requires all Loomis Sayles employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those Loomis Sayles employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the Loomis Sayles employee’s behalf, but the employee must be with Loomis Sayles on the vesting dates in order to receive the deferred bonus.

Mirova US. The portfolio managers are compensated according to the Mirova global salary policy. Mirova’s global salary policy is intended to encourage staff loyalty and performance, by rewarding individual and collective performance in an unbiased manner. Investment professionals are compensated through both fixed and variable compensation.

Portfolio manager compensation is made up primarily of three main components: fixed compensation (salary), variable compensation (bonus) and, for key people, a long-term incentive program.

Fixed compensation is re-evaluated annually and applies the firm’s salary grid as well as industry compensation data. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations.

Variable compensation is distributed in two forms:

•

Cash bonuses awarded to portfolio managers and analysts, with the allocation based upon quantitative (collective and individual) as well as qualitative criteria. Quantitative criteria include the excess performance of the portfolio versus the benchmark, for both one-year and three-year periods. Qualitative criteria are defined annually to assess the contribution of each team to the overall performance of all portfolios, not just their own.

•

A long-term incentive plan (“LTIP”) is awarded to key people (i.e., people whose yearly performance and contribution to Mirova’s results are high). The LTIP is indexed to Mirova’s operating income before tax.

The allocation of variable compensation is validated by the Mirova Remuneration Committee to ensure internal equity and consistency with market practices. The Compliance Officer gives an annual opinion on Mirova’s variable compensation policy.

Natixis Advisors (through Active Index Advisors®). Compensation for each of the portfolio managers consists of a fixed base salary plus variable bonus. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. The variable bonus is based on a combination of firm performance (based on four factors – financial profitability, gross sales, net sales and business development) and individual performance (based on individual performance assessed at least annually by the employee’s manager). Neither the base salary nor the variable bonus is directly tied to the performance of individual portfolios or mutual funds, nor is it tied to the value of assets under management. Certain personnel, including portfolio managers, are also eligible to participate in a supplemental bonus plan.

All employees of Active Index Advisors® are eligible to participate in the 401k plan and retirement plan of Natixis Advisors. Natixis Advisors provides a percentage of matching contributions to the 401k plan and fully covers the retirement plan, the latter being subject to a vesting schedule.

The portfolio managers manage accounts other than the Funds. Neither the base salary nor the variable bonus of the managers is dependent on assets in the Funds. However, a proportion of the total revenues generated from managing the Funds is included in the long-term, deferred compensation program.

Wilshire. The compensation package for Messrs. Palmer and Wicklund consists of a fixed salary, cash bonus, retirement plan, and may include direct ownership opportunities in Wilshire. The salary is set each year and is commensurate with each individual’s expected contribution to his or her team, Wilshire’s clients, and to the overall success of the firm. The bonus portion of the salary is based upon measurable criteria that seek to tie compensation to client satisfaction and performance relevant benchmarks, among other factors. Wilshire seeks to attract and retains investment professionals through direct ownership opportunities as a key ingredient to Wilshire’s success. Wilshire’s Board of Directors provides ownership opportunities on a periodic basis to award individuals who have demonstrated leadership capabilities and whose contributions to the firm have exceeded expectations.

In addition to the above, Messrs. Palmer and Wicklund participate in benefit plans and programs available to employees of Wilshire.

Portfolio Managers’ Ownership of Fund Shares

As of January 31, 2020, the portfolio managers had the following ownership in the Funds:

Name of Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Invested*

David Belloc (Mirova US)	2015 Fund 2020 Fund 2025 Fund 2030 Fund 2035 Fund 2040 Fund 2045 Fund 2050 Fund 2055 Fund 2060 Fund	A A A A A A A A A A

Hua Cheng (Mirova US)	2015 Fund 2020 Fund 2025 Fund 2030 Fund 2035 Fund 2040 Fund 2045 Fund 2050 Fund 2055 Fund 2060 Fund	A A A A A A A A A A

Manuel Coeslier (Mirova US)	2015 Fund 2020 Fund 2025 Fund 2030 Fund 2035 Fund 2040 Fund 2045 Fund 2050 Fund 2055 Fund 2060 Fund	A A A A A A A A A A

Daniel Conklin (Loomis Sayles)	2015 Fund 2020 Fund 2025 Fund 2030 Fund 2035 Fund 2040 Fund 2045 Fund 2050 Fund 2055 Fund 2060 Fund	A A A A A A A A A A

Amber Fairbanks (Mirova US)	2015 Fund 2020 Fund 2025 Fund 2030 Fund 2035 Fund 2040 Fund 2045 Fund 2050 Fund 2055 Fund 2060 Fund	A A A A A A A A A A

Kevin G. Grant (Harris Associates)	2015 Fund 2020 Fund 2025 Fund 2030 Fund 2035 Fund 2040 Fund 2045 Fund 2050 Fund 2055 Fund 2060 Fund	A A A A A A A A A A

Marina Gross (Natixis Advisors)	2015 Fund 2020 Fund 2025 Fund 2030 Fund 2035 Fund 2040 Fund 2045 Fund 2050 Fund 2055 Fund 2060 Fund	A A A A A A A A A A

Hervé Guez (Mirova US)	2015 Fund 2020 Fund 2025 Fund 2030 Fund 2035 Fund 2040 Fund 2045 Fund 2050 Fund 2055 Fund 2060 Fund	A A A A A A A A A A

Aziz V. Hamzaogullari (Loomis Sayles)	2015 Fund 2020 Fund 2025 Fund 2030 Fund 2035 Fund 2040 Fund 2045 Fund 2050 Fund 2055 Fund 2060 Fund	A A A A A A A A A A

Christopher T. Harms (Loomis Sayles)	2015 Fund 2020 Fund 2025 Fund 2030 Fund 2035 Fund 2040 Fund 2045 Fund 2050 Fund 2055 Fund 2060 Fund	A A A A A A A A A A

M. Colin Hudson (Harris Associates)	2015 Fund 2020 Fund 2025 Fund 2030 Fund 2035 Fund 2040 Fund 2045 Fund 2050 Fund 2055 Fund 2060 Fund	A A A A A A A A A A

Kevin H. Maeda (AIA division of Natixis Advisors)	2015 Fund 2020 Fund 2025 Fund 2030 Fund 2035 Fund 2040 Fund 2045 Fund 2050 Fund 2055 Fund 2060 Fund	A A A A A A A A A A

Michael J. Mangan (Harris Associates)	2015 Fund 2020 Fund 2025 Fund 2030 Fund 2035 Fund 2040 Fund 2045 Fund 2050 Fund 2055 Fund 2060 Fund	A A A A A A A A A A

Michael A. Nicolas[1] (Harris Associates)	2015 Fund 2020 Fund 2025 Fund 2030 Fund 2035 Fund 2040 Fund 2045 Fund 2050 Fund 2055 Fund 2060 Fund	A A A A A A A A A A

Curt Overway (Natixis Advisors)	2015 Fund 2020 Fund 2025 Fund 2030 Fund 2035 Fund 2040 Fund 2045 Fund 2050 Fund 2055 Fund 2060 Fund	A A A A A A A A A A

William C. Nygren (Harris Associates)	2015 Fund 2020 Fund 2025 Fund 2030 Fund 2035 Fund 2040 Fund 2045 Fund 2050 Fund 2055 Fund 2060 Fund	A A A A A A A A A A

Nathan Palmer (Wilshire)	2015 Fund 2020 Fund 2025 Fund 2030 Fund 2035 Fund 2040 Fund 2045 Fund 2050 Fund 2055 Fund 2060 Fund	A A A A A A A A A A

Jens Peers (Mirova US)	2015 Fund 2020 Fund 2025 Fund 2030 Fund 2035 Fund 2040 Fund 2045 Fund 2050 Fund 2055 Fund 2060 Fund	A A A A A A A A A A

Daniel Price (Natixis Advisors)	2015 Fund 2020 Fund 2025 Fund 2030 Fund 2035 Fund 2040 Fund 2045 Fund 2050 Fund 2055 Fund 2060 Fund	A A A A A A A A A A

Clifton V. Rowe (Loomis Sayles)	2015 Fund 2020 Fund 2025 Fund 2030 Fund 2035 Fund 2040 Fund 2045 Fund 2050 Fund 2055 Fund 2060 Fund	A A A A A A A A A A

Christopher Sharpe (Natixis Advisors)	2015 Fund 2020 Fund 2025 Fund 2030 Fund 2035 Fund 2040 Fund 2045 Fund 2050 Fund 2055 Fund 2060 Fund	G A A A A A A A A A

Serena V. Stone (AIA division of Natixis Advisors)	2015 Fund 2020 Fund 2025 Fund 2030 Fund 2035 Fund 2040 Fund 2045 Fund 2050 Fund 2055 Fund 2060 Fund	A A A A A A A A A A

Kurt L. Wagner[2] (Loomis Sayles)	2015 Fund 2020 Fund 2025 Fund 2030 Fund 2035 Fund 2040 Fund 2045 Fund 2050 Fund 2055 Fund 2060 Fund	A A A A A A A A A A

Anthony Wicklund (Wilshire)	2015 Fund 2020 Fund 2025 Fund 2030 Fund 2035 Fund 2040 Fund 2045 Fund 2050 Fund 2055 Fund 2060 Fund	A A A A A A A A A A

* A. None	D. $50,001 - $100,000	G. over $1,000,000
B. $1 - 10,000	E. $100,001 - $500,000
C. $10,001 - $50,000	F. $500,001 - $1,000,000

[1]	Effective January 27, 2020, Michael A. Nicolas joined the management team of the Funds.
[2]	Effective June 30, 2020, Kurt L. Wagner will no longer serve as a portfolio manager.

There are various reasons why a portfolio manager may not own shares of the Fund(s) he or she manages. One reason is that the Fund’s investment objectives and strategies may not match the portfolio manager’s personal investment objective. Another explanation is that the Funds are multi-segmented and a portfolio manager may manage only one segment; the other segments are managed by different investment advisers and subadvisers using different investment styles. In addition, portfolio managers may invest in other funds or pooled investment vehicles or separate accounts managed by the portfolio manager in a similar style to the Natixis Fund managed by such portfolio manager. Administrative reasons (such as facilitating compliance with an adviser’s or subadviser’s code of ethics) also may explain why a portfolio manager has chosen not to invest in the Natixis Funds.

Allocation of Investment Opportunity among Funds and Other Investors Managed by the Adviser and Subadvisers; Cross Relationships of Officers and Trustees

Harris Associates. Certain officers and employees of Harris Associates have responsibility for portfolio management of other advisory accounts and clients (including other registered investment companies and accounts of affiliates of Harris Associates) that may invest in securities in which its subadvised Funds may invest. Where Harris Associates determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Harris Associates to the participating accounts. In situations in which advisory accounts have competing interests in a limited investment opportunity, Harris Associates will allocate investment opportunities based on numerous considerations, including cash availability and/or liquidity requirements, the time competing accounts have had funds available for investment or have had investments available for sale, investment objectives and restrictions, an account’s participation in other opportunities, tax considerations and relative size of portfolio holdings of the same or comparable securities. It is Harris Associates’ policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients. Harris Associates believes that the ability of the subadvised Funds to participate in larger aggregated transactions will in some cases produce better executions for these Funds. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to these Funds or the price at which a security may be sold.

Loomis Sayles. Loomis Sayles has organized its business into two investment groups: The Fixed-Income Group and The Equity Group. The Fixed-Income Group and The Equity Group make investment decisions for the Funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles’ investment platforms sometimes invest in securities in which the Funds (or segments thereof) advised or subadvised by Loomis Sayles also invest. If one of these Funds and such other clients advised or subadvised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each Fund or client advised or subadvised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the Funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund.

Mirova US. Certain of the Funds’ portfolio managers may encounter situations in which they must determine how to allocate investment opportunities among various clients and other persons. Mirova US has written policies and procedures relating to the allocation of investment opportunities. These policies and procedures address the potential conflicts of interest that may arise as the portfolio managers allocate investment opportunities among the Funds and other clients. In allocating investment opportunities to client accounts, Mirova US first determines which of its clients will participate in such opportunity. Mirova US assesses whether an investment opportunity is appropriate for a particular client based on the client’s investment objectives, strategies and risk tolerance. Prior to allocating any investment opportunity to a client account, the Mirova US determines what additional factors may restrict or limit the offering of an investment opportunity to the client. Mirova US then will, in its discretion, decide how to allocate such investment opportunity among the identified clients. To the extent a particular investment is suitable for multiple client accounts of Mirova US, such investment will be allocated among such client accounts in a manner that is fair and equitable over time under the circumstances to all clients. Mirova US’s exercise of its discretion in allocating investment opportunities with respect to a particular investment among such clients in this manner may not, and often will not, result in proportional allocations among such clients, and such allocations may be more or less advantageous to some clients relative to other clients. In exercising its discretion to allocate investment opportunities and fees and expenses, the Mirova US may be faced with a variety of potential conflicts of interest. It is Mirova US’s policy not to favor or disfavor, consistently or consciously, any client account or class of client accounts in relation to any other client accounts. Further, Mirova US will not allocate investment opportunities based, in whole or in part, on the relative fee structure or amount of fees paid by any client or the profitability of any client. In addition, principal executive officers and other personnel of Mirova US may invest indirectly in and may be permitted to invest directly in clients and may therefore participate indirectly in investments made by the clients in which such personnel may invest. Such interests will vary among clients. The existence of these varying circumstances may present conflicts of interest in determining how much, if any, of certain investment opportunities to offer to a client.

Natixis Advisors. Natixis Advisors may manage numerous accounts with similar or identical investment objectives or may manage accounts with different objectives that may trade in the same securities. Despite such similarities, portfolio decisions relating to clients’ investments and the performance resulting from such decisions will differ from client to client. Natixis Advisors will not necessarily purchase or sell the same securities at the same time or in the same proportionate amounts for all eligible clients. Further, in many instances, such as purchases of private placements or oversubscribed public offerings, it may not be possible or feasible to allocate a transaction pro rata to all eligible clients. Therefore, not all clients will necessarily participate in the same investment opportunities or participate on the same basis. In allocating investments among various clients (including in what sequence orders for trades are placed), however, Natixis Advisors will use its best business judgment and will take into account funds available to each client, the amount already committed by each client to a specific investment and the relative risks of the investment. It is Natixis Advisors’ policy to allocate to the extent practicable investment opportunities on a basis that Natixis Advisors in good faith believes is fair and equitable to each client over time.

Wilshire. The portfolio managers’ management of “other accounts” may give rise to potential material conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. For example, other accounts managed by the portfolio managers may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor other accounts over the portfolios. Another potential conflict of interest may arise from the portfolio managers’ knowledge about the size, timing, and possible market impact of the Funds’ trades, whereby the portfolio managers could use this information to the advantage of other accounts and to the disadvantage of the Funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In placing orders for the purchase and sale of equity securities, each Fund’s Adviser or Subadviser selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission, if any, will be paid. However, the commissions charged are believed to be competitive with generally prevailing rates. Each Fund’s Adviser or Subadviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions, if any, paid on transactions by reference to such data. In making such evaluation, factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order are taken into account. Each Fund’s Adviser or Subadviser may place orders for the Funds which, combined with orders for the Adviser’s or Subadviser’s other clients, may impact the price of the relevant security. This could cause the Funds to obtain a worse price on the transaction than would otherwise be the case if the orders were placed in smaller amounts or spread out over a longer period of time.

Subject to the overriding objective of obtaining the best possible execution of orders, each Fund’s Adviser or Subadviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Funds, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Board, including a majority of the Independent Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

Transactions on stock, option, and futures exchanges involve the payment of negotiated brokerage commissions. In the case of securities traded in the OTC market, there is generally no stated commission but the price usually includes an undisclosed commission or mark-up.

As discussed in more detail below, each Adviser’s and Subadviser’s receipt of brokerage and research products may sometimes be a factor in each such Adviser’s or Subadviser’s selection of a broker or dealer to execute transactions for the Funds, subject to the Adviser’s or Subadviser’s duty to seek best execution of the transactions. Such brokerage and research services may be paid for with the Adviser’s or Subadviser’s own assets or may, in connection with transactions in securities effected for client accounts for which the Adviser or Subadviser exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as “soft dollars”).

Harris Associates. Harris Associates is responsible for selecting brokers and dealers for the execution of security transactions for each Fund it subadvises. Harris Associates seeks to place purchase and sale orders in a manner that is fair and reasonable to a Fund. The primary consideration in placing all portfolio transactions is Harris Associates’ ability to obtain “best execution” of such orders. Best execution means the combination of the most favorable execution and net price available under the circumstances. In determining best execution Harris Associates takes into account a number of relevant factors including, among other things, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction in the desired price range with a minimum market impact, the reliability, integrity and financial condition of the broker, the ability of the broker to commit resources to the execution of the trade, and the value of the brokerage or research products or services provided. Such factors are weighed by Harris Associates in determining the overall reasonableness of the brokerage commission. In selecting brokers for portfolio transactions, Harris Associates takes into account its past experiences in determining those brokers who are likely to help achieve best execution.

There are many instances when, in Harris Associates’ judgment, more than one broker can offer comparable execution services. In selecting among such brokers, consideration may be given to those brokers that supply research and brokerage products and services that are deemed to qualify as eligible research and brokerage products and services under the safe harbor of Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”). Eligible research products and services may include, among other things, research reports, discussions with research analysts and corporate executives, seminars or conferences, financial and economic publications that are not targeted to a wide audience, software that provides analysis of securities portfolios, market research, including pre-and post-trade analytics, and market data. Eligible brokerage products and services may include services and products that (i) are used to effect securities transactions; (ii) perform services incidental to securities transactions; or (iii) are required by an applicable SRO or SEC rule(s). The research and brokerage products or services provided to Harris Associates by a particular broker may include both (a) products and services created by such broker and (b) products and services created by a third party. The provision of research and brokerage products and services is often referred to as “soft dollar arrangements.” Such arrangements may cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if Harris Associates determines that an arrangement qualifies for the safe harbor provided by Section 28(e).

Harris Associates is the principal source of information and advice to each Fund it subadvises, and the research and other services provided by brokers to Harris Associates are considered to be in addition to the information and advice provided by Harris Associates to the Funds. Harris Associates believes that it is important for Harris Associates, in performing its responsibilities to a Fund, to continue to receive and evaluate the broad spectrum of economic and financial information that many brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of a Fund to take into account the value of the information received for use in advising the Fund. Other clients of Harris Associates, including those clients who are restricted from participating in soft dollar arrangements, may benefit from the research and other services obtained from brokers through whom a Fund effects securities transactions, and that not all such research and services may be used by Harris Associates for a Fund. Likewise, a Fund may benefit from research and other services obtained from brokers through whom other clients of Harris Associates effected securities transactions.

If Harris Associates receives an eligible research or brokerage product or service that it also utilizes for non-eligible research or brokerage purposes, Harris Associates will make a good faith determination as to the cost of such “mixed-use item” between the eligible and non-eligible purposes and use soft dollars to pay for that portion of the cost relating to its eligible purpose.

Harris Associates may also participate in client commission arrangements, commission sharing arrangements and step-out transactions to receive eligible research and brokerage products and services. In “client commission arrangements” or “commission sharing arrangements,” Harris Associates may effect transactions, subject to best execution, through a broker and request that the broker allocate a portion of the commission or commission credits to a segregated “research pool(s)” maintained by the broker. Harris Associates may then direct such broker to pay for various products and services that are eligible under the safe harbor of Section 28(e). Participating in client commission arrangements or commission sharing arrangements may enable Harris Associates to (1) strengthen its key brokerage relationships; (2) consolidate payments for research and brokerage products and services; and (3) continue to receive a variety of high quality research and brokerage products and services while facilitating best execution in the trading process.

In a step-out transaction, Harris Associates directs a trade to a broker with instructions that the broker execute the transaction, but “step-out” all or portion of the transaction or commission in favor of another broker that provides eligible research and brokerage products or services. The second broker may clear and/or settle the transaction and receive commissions for the stepped-in portion. Harris Associates only enters into step-out transactions if it will not hinder best execution.

In addition to trading with client commission arrangement brokers as discussed above, Harris Associates effects trades with full service and introducing brokers, electronic communication networks, alternative trading systems, and other execution services. The reasonableness of brokerage commissions paid by a Fund in relation to transaction and research services received is evaluated by the staff of Harris Associates on an ongoing basis.

When Harris Associates believes it desirable, appropriate and feasible to purchase or sell the same security for a number of client accounts at the same time, Harris Associates may aggregate its clients’ orders (“Aggregated Orders”), including orders on behalf of a Fund, in a way that seeks to obtain more favorable executions, in terms of the price at which the security is purchased or sold, the costs of the execution of the orders, and the efficiency of the processing of the transactions. Each account that participates in an Aggregated Order will participate at the average share price.

The trade allocation process takes place on as timely a basis as possible, i.e., as a client order is completed in full, or, in the case of a partially executed Aggregated Order, at the market’s close when the average price can be calculated. The trader will aggregate trade orders of different portfolio managers if the trader believes the Aggregated Order would provide each client with an opportunity to achieve a more favorable execution.

In the case of an Aggregated Order that has not been completely filled, Harris Associates uses an automated application that determines an average execution price and then allocates securities among the accounts participating in the order. Institutional accounts, including the Funds, are generally allocated in proportion to the size of the order placed for each account (i.e., pro rata).

Although Harris Associates believes that the ability to aggregate orders for client accounts will in general benefit its clients as a whole over time, in any particular instance, such aggregation may result in a less favorable price or execution for a particular client than might have been obtained if the transaction had been effected on an unaggregated basis.

Loomis Sayles. Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles’ opinion, can provide the best overall net results for its clients. Transactions in equity securities are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution systems that in Loomis Sayles’ opinion can provide the best overall net results for its clients. Fixed-income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection. Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community, from time to time, and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described in the section “Soft Dollars” below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles’ general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, (g) fair dealing and (h) the quality of the overall brokerage and research services provided by the broker-dealer.

Soft Dollars. Loomis Sayles’ receipt of brokerage and research products or services are factors in Loomis Sayles’ selection of a broker-dealer to execute transactions for a Fund where Loomis Sayles believes that the broker-dealer will provide best execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles’ own assets or may, in connection with transactions in equity securities effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (i.e., “soft dollars”).

Loomis Sayles will only acquire research and brokerage products and services that are deemed to qualify as eligible products and services under the safe harbor of Section 28(e) of the Exchange Act. Eligible research services and products that may be acquired by Loomis Sayles are those products and services that provide advice, analysis or reports that will aid Loomis Sayles in carrying out its investment decision-making responsibilities. Eligible research must reflect the expression of reasoning or knowledge (having inherently intangible and non-physical attributes) and may include the following research items: traditional research reports; discussions with research analysts and corporate executives; seminars or conferences; financial and economic publications that are not targeted to a wide public audience; software that provides analysis of securities portfolios; market research including pre-trade and post-trade analytics; and market data. Eligible brokerage services and products that may be acquired by Loomis Sayles are those services or products that (i) are required to effect securities transactions; (ii) perform functions incidental to securities transactions; or (iii) are services that are required by an applicable SRO or SEC rule(s). The brokerage and research products or services provided to Loomis Sayles by a particular broker-dealer may include both (a) products and services created by such broker-dealer, (b) products and services created by other broker-dealers, and (c) products and services created by a third party. All soft dollar services are reviewed and approved by Loomis Sayles’ Chief Compliance Officer.

If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a “research use”) and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such “mixed-use item” between the research and non-research uses, and will only use soft dollars to pay for the portion of the cost relating to its research use.

In connection with Loomis Sayles’ use of soft dollars, a Fund may pay a broker or dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services provided by the broker-dealer, viewed in terms of either the particular transaction or Loomis Sayles’ overall responsibilities with respect to accounts as to which Loomis Sayles exercises investment discretion.

Loomis Sayles may use soft dollars to acquire brokerage or research products and services that have potential application to all client accounts, including the Funds, or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the accounts including the Funds that paid commissions to the broker-dealer providing the products or services and may be used in connection with the management of other accounts.

Loomis Sayles’ use of soft dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of soft dollars also benefits the Funds as described above. However, conflicts may arise between a Fund’s interest in paying the lowest commission rates available and Loomis Sayles’ interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles’ own assets.

For purposes of this soft dollars discussion, the term “commission” includes commissions paid to brokers in connection with transactions effected on an agency basis. Loomis Sayles does not generate “soft dollars” on fixed-income transactions.

The revised European Union (“EU”) Markets in Financial Instruments Directive (“MiFID II”), which became effective January 3, 2018, requires EU investment managers in the scope of the EU Markets in Financial Instruments Directive to pay for research services from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II’s research requirements present various compliance and operational considerations for investment advisers and broker-dealers serving clients in both the United States and the EU. It is possible that Loomis Sayles will cause a Fund to pay for research services with soft dollars in circumstances where Loomis Sayles is prohibited from causing its other client accounts to do so, including where Loomis Sayles aggregates trades on behalf of a Fund and those other client accounts. In such situations, the Fund would bear a cost for the research services and Loomis Sayles’ other client accounts would not, although Loomis Sayles’ other client accounts might nonetheless benefit from those research services.

Client Commission Arrangements

Loomis Sayles has entered into client commission arrangements (“CCAs”) (also known as commission sharing arrangements) with some of its key broker-dealer relationships. In a CCA, subject to best execution, Loomis Sayles will allocate a higher portion of its clients’ equity trading with broker-dealers who have agreed to unbundle their commission rates in order to enable Loomis Sayles to separately negotiate rates for execution and research and research services. The execution rates Loomis Sayles has negotiated with such firms vary depending on the difficulty of the orders Loomis Sayles has asked the CCAs to execute.

Pursuant to the CCAs Loomis Sayles has with these broker-dealers, each firm will pool the research commissions accumulated during a calendar quarter and then, at the direction of Loomis Sayles, pay various broker-dealers and third party services from this pool for the research and research services such firms have provided to Loomis Sayles.

The CCAs enable Loomis Sayles to strengthen its relationships with its key broker-dealers, and limit the broker-dealers with whom it trades to those with whom it has FIX Connectivity, while still maintaining the research relationships with broker-dealers that provide Loomis Sayles with research and research services. In addition, the ability to unbundle the execution and research components of commissions enables Loomis Sayles to manage commissions more efficiently and to provide greater transparency to its clients in their commission reports.

These CCAs are deemed to be soft dollar arrangements and Loomis Sayles and each CCA intends to comply with the applicable requirements of Section 28(e) of the Exchange Act, as amended, as well as the Commission Guidance Regarding Client Commission Practices under Section 28(e) in the SEC Release No. 34-54165 dated July 18, 2006.

In addition to trading with the CCA broker-dealers discussed above, Loomis Sayles continues to trade with full service broker-dealers and ECNs, ATSs and other electronic providers.

Mirova US

Mirova US has a Best Execution Committee that meets on a quarterly basis to evaluate systematically the execution performance of brokers used. For products where price is the same between different brokers, the analysis will be mainly qualitative. For products where price is a major determinant (e.g., bonds, FX), a regular audit of whether the best price was actually chosen will be performed as determined necessary. In placing orders for the purchase and sale of securities for the Funds, Mirova US selects only brokers or dealers that it believes are financially responsible and will provide efficient and effective services in executing, clearing and settling an order. Mirova US will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of Mirova US, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

Natixis Advisors (including through AIA)

In placing securities trades with brokers or dealers, Natixis Advisors’ primary policy is to execute all purchase and sales at the most favorable prices consistent with best execution. Best price, giving effect to brokerage commissions, if any, and other transaction costs, is normally an important factor in this decision, but the selection also takes into account the quality of brokerage services, including such factors as execution capability, willingness to commit capital, financial stability, and clearance and settlement capability. The reasonableness of brokerage commissions paid by client accounts over which Natixis Advisors has discretion to choose the broker is evaluated on an on-going basis. This policy governs the selection of brokers and dealers and the market in which a transaction is executed.

It is Natixis Advisors’ current policy not to receive products or services in return for client commission dollars. However, in the future, Natixis Advisors may revise its policies and receive so-called soft-dollar products or services that provide lawful assistance to Natixis Advisors in its investment decision-making process in accordance with applicable federal securities laws.

Natixis Advisors may advise accounts that have similar investment objectives and investment opportunities which are suitable for more than one such account. Where advisory accounts have competing interests in a limited investment opportunity, Natixis Advisors generally allocates purchase and sale opportunities on a basis that it, in good faith, believes is fair and equitable to such eligible client over time. In making such allocations, Natixis Advisors may consider, among other things, the relative time that the competing accounts have had funds available for investment, the relative amount of available funds, relative cash requirements for the competing accounts and the time that the competing accounts have had investments available for sale.

Natixis Advisors may, but need not, aggregate or “bunch” orders for funds for which it has investment discretion in circumstances in which Natixis Advisors believes that bunching will result in a more favorable overall execution. Where appropriate and practicable, Natixis Advisors may bunch a client’s trades with trades of other clients and with trades of pooled vehicles in which Natixis Advisors personnel have a beneficial interest pursuant to an allocation process Natixis Advisors in good faith considers to be fair and equitable to all clients over time.

General

Subject to procedures adopted by the Board of each Trust, the Funds’ brokerage transactions may be executed by brokers that are affiliated with Natixis IM-NA or the Funds’ Adviser or Subadvisers. Any such transactions will comply with Rule 17e-1 under the 1940 Act, or other applicable restrictions as permitted by the SEC pursuant to exemptive relief or otherwise.

Under the 1940 Act, persons affiliated with each Trust are prohibited from dealing with each Trust’s funds as a principal in the purchase and sale of securities. Since transactions in the OTC market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trust may not serve as the Funds’ dealer in connection with such transactions. However, the Trust has obtained exemptive relief from the SEC permitting segments of the certain funds to enter into principal transactions with affiliates of the Subadvisers to other segments of the same fund (but not affiliates of the Subadviser to such segment or of Natixis Advisors and its affiliates).

To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, an Adviser or Subadviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund’s expenses.

It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

DESCRIPTION OF THE TRUST

The Declaration of Trust of Natixis Funds Trust IV permits the Trust’s Trustees to issue an unlimited number of full and fractional shares of each series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The Declaration of Trust further permits the Board to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the Board may determine. When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the Board and to cast a vote for each share you own at shareholder meetings. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of that Fund are entitled to share pro rata in the net assets attributable to that class of shares of that Fund available for distribution to shareholders. The Declaration of Trust also permits the Board to charge shareholders directly for custodial, transfer agency, servicing and other expenses.

The shares of all the Funds are divided into two classes: Class N and Class Y. The share classes each have different eligibility and minimum investment requirements, which are disclosed in the relevant Prospectuses. All expenses of each Fund (including advisory and subadvisory fees) are borne by its Classes N and Y shares, as applicable, on a pro rata basis, except for transfer agency fees for Class N shares. Transfer agency fees for Class N shares of the Funds are borne directly by Class N shares. The multiple class structure could be terminated should certain IRS rulings or SEC regulatory positions be rescinded or modified.

The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of a Fund are charged with the expenses with respect to that class of the Fund and with a share of the general expenses of the relevant Fund and Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of each Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in a Trust.

The Declaration of Trust also permits the Board, without shareholder approval, to subdivide any Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the Trustees may designate. The Board may also, without shareholder approval (except to the extent such approval is required by law), establish one or more additional series or classes or merge two or more existing series or classes. Shareholders’ investments in such an additional or merged series would be evidenced by a separate series of shares (i.e., a new “fund”).

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of each series of the Trust entitled to vote. Each Fund may be terminated at any time by vote of at least two-thirds of the outstanding shares of such Fund. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. The Declaration of Trust further provides that the Board may also without shareholder approval terminate the relevant Trust or Fund upon written notice to its shareholders.

VOTING RIGHTS

Shareholders of all Funds are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

All classes of shares of each Fund have identical voting rights, except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. On any matters submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in each Trust’s by-laws, be voted in the aggregate as a single class without regard to series or class of shares, except 1) when required by the 1940 Act, or when the trustees shall have determined that the matter affects one or more series or class of shares materially differently, shares shall be voted by individual series or class and 2) when the matter affects only the interest of one or more series or classes, only shareholders of such series or class shall be entitled to vote thereon. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of Trustees and the selection of the Trust’s independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series.

There will normally be no meetings of shareholders for the purpose of electing Trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board, such vacancy may be filled only by a vote of the shareholders unless, after filling such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose.

Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having a NAV of at least $25,000 or constituting at least 1% of the outstanding shares, whichever is less, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Shareholder voting rights are not cumulative.

The affirmative vote of a majority of shares of the Trust voted (assuming a quorum is present in person or by proxy) is required to amend a Declaration of Trust if such amendment (1) affects the power of shareholders to vote, (2) amends the section of the Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trust’s registration statement or (4) is submitted to the shareholders by the Trustees. If one or more new series of the Trust is established and designated by the Trustees, the shareholders having beneficial interests in the other funds shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the other funds.

SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of each Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Board will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of Trustees and officers of the Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

HOW TO BUY SHARES

The procedures for purchasing shares of the Funds are summarized in the Prospectuses. All purchases made by check should be in U.S. dollars and made payable to Natixis Funds or the Funds’ custodian bank.

REDEMPTIONS

The procedures for redemption of shares of a Fund are summarized in its Prospectus.

A shareholder automatically receives access to the ability to redeem shares by telephone following the completion of the Fund application, which is available at im.natixis.com or from your investment dealer. When selecting the service, a shareholder may have the withdrawal proceeds sent to his or her bank, in which case the shareholder must designate a bank account on his or her application to which the redemption proceeds should be sent as well as provide a check marked “VOID” and/or a deposit slip that includes the routing number of his or her bank. Any change in the bank account so designated or addition of new bank account may be made by furnishing to DST or your investment dealer a completed Service Options Form, which may require a Medallion signature guarantee, or a Signature Validation Program Stamp. Telephone redemptions by ACH or wire may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the Federal Reserve System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the Federal Reserve System. The Funds, the Distributor, the Transfer Agent and State Street Bank (the Funds’ custodian) are not responsible for the authenticity of withdrawal instructions received by telephone, although they will apply established verification procedures. DST, as agreed to with the Funds, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor’s telephone instructions and recording an investor’s instructions.

The redemption price will be the NAV per share next determined after the redemption request and any necessary special documentation is received by the transfer agent or your investment dealer in proper form. Payment normally will be made by the Funds within seven days thereafter. Shares purchased by check or through ACH may not be available immediately for redemption to the extent the check or ACH transaction has not cleared. The Funds may withhold redemption proceeds for ten days when redemptions are made within ten calendar days of purchase by check or through ACH.

Each Fund will normally redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind, if Natixis Advisors determines it to be advisable and in the interest of the remaining shareholders of a Fund. The redemptions in kind will generally, but will not necessarily, result in a pro rata distribution of each security held in the Fund’s portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total NAV of each Fund at the beginning of such period.

The Funds do not currently impose any redemption charge. The Board reserves the right to impose additional charges at any time. A redemption constitutes a sale of shares for U.S. federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See the section “Taxes” in this Statement.

The Funds reserve the right to suspend account services or refuse transaction requests if a Fund receives notice of a dispute between registered owners or of the death of a registered owner or a Fund suspects a fraudulent act. If a Fund refuses a transaction request because it receives notice of a dispute, the transaction will be processed at the NAV next determined after a Fund receives notice that the dispute has been settled or a court order has been entered adjudicating the dispute. If the Funds determine that their suspicion of fraud or belief that a dispute existed was mistaken, the transaction will be processed as of the NAV next determined after the transaction request was first received in good order.

SHAREHOLDER SERVICES

Open Accounts

A shareholder’s investment is automatically credited to an open account maintained for the shareholder by DST. Following each additional investment or redemption from the account initiated by an investor (with the exception of systematic investment plans), a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, the Funds will send each shareholder a statement providing account information that may include federal tax information on dividends and distributions paid to the shareholder during the year. This Statement should be retained as a permanent record.

The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued or honored for any class of shares.

The costs of maintaining the open account system are paid by the Funds and no direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Unclaimed Property Laws

States increasingly are looking at inactive mutual fund accounts as possible “unclaimed” or “abandoned” property. If your account is deemed unclaimed or abandoned under state law, the Funds may be required to “escheat” or transfer the assets in your account to the applicable state’s unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold.

It is your responsibility to ensure that you maintain a correct address for your account, keep your account active in ways such as by contacting the Transfer Agent by mail or telephone or accessing your account through the Funds’ website at least every three years, and promptly cash all checks for dividends, capital gains and redemptions. Each State’s requirements to keep an account active can vary and are subject to change. If you invest in a Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state unclaimed property laws. The Funds, the Transfer Agent and the Distributor will not be liable to shareholders or their representatives for good faith compliance with state unclaimed property laws.

Minimum Balance Policy

The Funds’ minimum balance policy is described in the Prospectuses.

Automatic Investment Plans

Subject to each Fund’s investor eligibility requirements, investors may automatically invest in additional shares of a Fund on a monthly basis under the Investment Builder Program by authorizing the Fund to draw from an investor’s bank account. A Service Options Form must be completed to open an automatic investment plan and may be obtained by calling the Funds at 800-225-5478 or your investment dealer or by visiting the Funds’ website at im.natixis.com.

This program is voluntary and may be terminated at any time by DST upon notice to existing plan participants. The Investment Builder Program plan may be discontinued at any time by the investor by written notice to DST, which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any check is not paid upon presentation; or by written notice to the shareholder at least thirty days prior to any payment date. The Funds are under no obligation to notify shareholders as to the nonpayment of any check.

Dividend Diversification Program

You may also establish a Dividend Diversification Program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund, subject to the investor eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased based upon the selected Fund’s NAV (without a sales charge or CDSC) determined as of the close of regular trading on the NYSE on the ex-dividend date for each dividend and distribution. A dividend diversification account must be registered to the same shareholder as the distributing Fund account and, if a new account in the purchased Natixis Fund is being established, the purchased Fund’s minimum investment requirements must be met. Before establishing a Dividend Diversification Program into any other Natixis Fund, you must obtain and carefully read a copy of that Fund’s Prospectus.

Exchanging or Converting Shares

A Fund’s policies for exchanging or converting shares are described in its Prospectus. Before requesting an exchange into any other Natixis Fund, please read its Prospectus carefully. Subject to the applicable rules of the SEC, the Board reserves the right to modify the exchange privilege at any time. Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days’ advance notice of any material change to the exchange privilege.

Automatic Exchange Plan

As described in the Prospectuses, a shareholder may establish an Automatic Exchange Plan under which shares of a Fund are automatically exchanged each month for shares of the same class of one or more of the other Funds. Registration on all accounts must be identical. The Fund minimum of the new fund must be met in connection with each investment. Exchanges may be processed on any day of the month (or the first business day thereafter if the exchange date is not a business day) until the account is exhausted or until DST is notified in writing to terminate the plan. Exchanges may be made in amounts of $50 or more. The Service Options Form may be used to establish an Automatic Exchange Plan and is available from DST, your financial representative or by visiting our website at im.natixis.com.

Restrictions on Buying, Selling and Exchanging Shares

As stated in each Fund’s Prospectus, each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason. When a purchase or exchange order is rejected, the Fund or the Distributor will send notice to the prospective investor or the investor’s financial intermediary promptly after receipt of the rejected order.

Broker Trading Privileges

The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern Time on each day that the NYSE is open for trading); such purchase and redemption orders will be deemed to have been received by a Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund’s NAV next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, in any event, no later than market open following the day that such purchase or redemption orders are received by the broker or intermediary.

Transcript Requests

Transcripts of account transactions will be provided, free of charge, at the shareholder’s request.

Self-Servicing Your Account with Natixis Funds Personal Access Line® and Website (Class Y only)

Natixis Funds’ shareholders may access account information, including share balances and recent account activity, online by visiting our website at im.natixis.com. Transactions may also be processed online for certain accounts (restrictions may apply). Such transactions include purchases, redemptions and exchanges, and shareholders are automatically eligible for these features. Natixis Funds has taken measures to ensure the security of shareholder accounts, including the encryption of data and the use of personal identification numbers (“PINs”). In addition, you may restrict these privileges from your account by calling Natixis Funds at 800-225-5478, or writing to us at P.O. Box 219579, Kansas City, MO 64121-9579. More information regarding these features may be found on our website at im.natixis.com.

Investor activities through these mediums are subject to the terms and conditions outlined in the following Natixis Funds Online and Telephonic Customer Agreement. This agreement is also posted on our website. The initiation of any activity through the Natixis Funds Personal Access Line® or website at im.natixis.com by an investor shall indicate agreement with the following terms and conditions:

Natixis Funds Online and Telephonic Customer Agreement

NOTE: ACCESSING OR REQUESTING ACCOUNT INFORMATION OR TRANSACTIONS THROUGH THIS SITE CONSTITUTES AND SHALL BE DEEMED TO BE AN ACCEPTANCE OF THE FOLLOWING TERMS AND CONDITIONS.

The accuracy, completeness and timeliness of all mutual fund information provided is the sole responsibility of the mutual fund company that provides the information. No party that provides a connection between this website and a mutual fund or its transfer agency system can verify or ensure the receipt of any information transmitted to or from a mutual fund or its transfer agent, or the acceptance by, or completion of any transaction with, a mutual fund.

The online acknowledgments or other messages that appear on your screen for transactions entered do not mean that the transactions have been received, accepted or rejected by the mutual fund. These acknowledgments are only an indication that the transactional information entered by you has either been transmitted to the mutual fund, or that it cannot be transmitted. It is the responsibility of the mutual fund to confirm to you that it has received the information and accepted or rejected a transaction. It is the responsibility of the mutual fund to deliver to you a current Prospectus, confirmation statement and any other documents or information required by applicable law.

NO TRANSACTION SHALL BE DEEMED ACCEPTED UNTIL YOU RECEIVE A WRITTEN CONFIRMATION FROM THE NATIXIS FUNDS.

You are responsible for reviewing all mutual fund account statements received by you in the mail in order to verify the accuracy of all mutual fund account information provided in the statement and transactions entered through this site. You are also responsible for promptly notifying the mutual fund of any errors or inaccuracies relating to information contained in, or omitted from, your mutual fund account statements, including errors or inaccuracies arising from the transactions conducted through this site.

TRANSACTIONS ARE SUBJECT TO ALL REQUIREMENTS, RESTRICTIONS AND FEES AS SET FORTH IN THE PROSPECTUS OF THE SELECTED FUND.

THE CONDITIONS SET FORTH IN THIS AGREEMENT EXTEND NOT ONLY TO TRANSACTIONS TRANSMITTED VIA THE INTERNET BUT TO TELEPHONIC TRANSACTIONS INITIATED THROUGH THE NATIXIS FUNDS PERSONAL ACCESS LINE®.

You are responsible for the confidentiality and use of your PINs, account numbers, social security numbers and any other personal information required to access the site or transmit telephonically. Any individual that possesses the information required to pass through all security measures will be presumed to be you. All transactions submitted by an individual presumed to be you will be solely your responsibility.

You agree that Natixis Funds does not have the responsibility to inquire as to the legitimacy or propriety of any instructions received from you or any person believed to be you, and is not responsible or liable for any losses that may occur from acting on such instructions.

Natixis Funds is not responsible for incorrect data received via the Internet or telephonically from you or any person believed to be you. Transactions submitted over the Internet and telephonically are solely your responsibility and Natixis Funds makes no warranty as to the correctness, completeness or accuracy of any transmission. Similarly, Natixis Funds bears no responsibility for the performance of any computer hardware, software or the performance of any ancillary equipment and services such as telephone lines, modems or Internet service providers.

The processing of transactions over this site or telephonically will involve the transmission of personal data including social security numbers, account numbers and PINS. While Natixis Funds has taken reasonable security precautions including data encryption designed to protect the integrity of data transmitted to and from the areas of our website that relate to the processing of transactions, we disclaim any liability for the interception of such data.

You agree to immediately notify Natixis Funds if any of the following occurs:

1.	You do not receive confirmation of a transaction submitted via the Internet or telephonically within five (5) business days.

2.	You receive confirmation of a transaction of which you have no knowledge and was not initiated or authorized by you.

3.	You transmit a transaction for which you do not receive a confirmation number.

4.	You have reason to believe that others may have gained access to your PIN or other personal data.

5.	You notice an unexplained discrepancy in account balances or other changes to your account, including address changes, and banking instructions on any confirmations or statements.

Any costs incurred in connection with the use of the Natixis Funds Personal Access Line® or the Natixis Funds Internet site, including telephone line costs and Internet service provider costs are solely your responsibility.

Similarly, Natixis Funds makes no warranties concerning the availability of Internet services or network availability. Natixis Funds reserves the right to suspend, terminate or modify the Internet capabilities offered to shareholders without notice.

YOU HAVE THE ABILITY TO RESTRICT INTERNET AND TELEPHONIC ACCESS TO YOUR ACCOUNTS BY NOTIFYING NATIXIS FUNDS OF YOUR DESIRE TO DO SO.

Written notifications to Natixis Funds should be sent to:

All account types excluding SIMPLE IRAs:

Natixis Funds

P.O. Box 219579

Kansas City, MO 64121-9579

Notification may also be made by calling 800-225-5478 during normal business hours.

SIMPLE IRA shareholders please use:

Natixis Funds

P.O. Box 219011

Kansas City, MO 64121-9011

Notification may also be made by calling 800-813-4127 during normal business hours.

NET ASSET VALUE

The method for determining the public offering price and NAV per share is summarized in the Prospectuses.

The total NAV of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading. Each Fund will not price its shares on the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Fund securities and other investments for which market quotations are readily available, as outlined in the Funds’ policies and procedures, are valued at market value. A Fund may use independent pricing services recommended by the Fund’s Adviser or Subadviser and approved by the Board to obtain market quotations. Generally, Fund securities and other investments are valued as follows:

•

Equity securities (including shares of closed-end investment companies and ETFs), exchange traded notes, rights, and warrants — listed equity securities are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities discussed below) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Valuations from foreign markets may be subject to the Funds’ fair value policies described below. If a right is not traded on any exchange, its value is based on the market value of the underlying security, less the cost to subscribe to the underlying security (e.g., to exercise the right), adjusted for the subscription ratio. If a warrant is not traded on any exchange, a price is obtained from a broker-dealer.

•

Debt Securities and unlisted preferred equity securities — evaluated bids furnished to a Fund by an independent pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers.

•	Senior Loans — bid prices supplied by an independent pricing service, if available, or bid prices obtained from broker-dealers.

•

Bilateral Swaps — bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps and bilateral standardized commodity and equity index total return swaps are valued based on prices supplied by an independent pricing service. If prices from an independent pricing service are not available, prices from a broker-dealer may be used.

•	Centrally Cleared Swaps – settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers.

•

Options — domestic exchange-traded index and single name equity options contracts (including options on ETFs) are valued at the mean of the National Best Bid and Offer quotations as determined by the Options Price Reporting Authority. Foreign exchange-traded single name equity options contracts are valued at the most recent settlement price. Options contracts on foreign indices are priced at the most recent settlement price. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. OTC currency options and swaptions are valued at mid prices (between the bid price and the ask price) supplied by an independent pricing service, if available. Other OTC options contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on prices obtained from broker-dealers. Valuations based on information from foreign markets may be subject to the Funds’ fair value policies described below.

•

Futures — most recent settlement price on the exchange on which the Fund’s Adviser or Subadviser believes that, over time, they are traded most extensively. Valuations based on information from foreign markets may be subject to the Funds’ fair value policies described below.

•	Forward Foreign Currency Contracts — interpolated rates determined based on information provided by an independent pricing service.

•	Mutual Funds — net asset value.

Foreign denominated assets and liabilities are translated into U.S. dollars based upon foreign exchange rates supplied by an independent pricing service. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser or Subadviser pursuant to procedures approved by the Board. A Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, each Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time a Fund’s NAV is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund. Valuations for securities traded in the OTC market may be based on factors such as market information, transactions for comparable securities, and various relationships between securities or bid prices obtained from broker-dealers. Evaluated prices from an independent pricing service may require subjective determinations and may be different than actual market prices or prices provided by other pricing services.

Trading in some of the portfolio securities or other investments of some of the Funds takes place in various markets outside the United States on days and at times other than when the NYSE is open for trading. Therefore, the calculation of these Funds’ NAV does not take place at the same time as the prices of many of its portfolio securities or other investments are determined, and the value of these Funds’ portfolios may change on days when these Funds are not open for business and their shares may not be purchased or redeemed.

The per share NAV of a class of each Fund’s shares is computed by dividing the number of shares outstanding into the total NAV attributable to such class.

DISTRIBUTIONS

As described in the Prospectuses, it is the policy of each Fund to pay shareholders at least annually according to the schedule specified in each Fund’s Prospectus, as dividends, all or substantially all of its net investment income and to distribute annually (or, in the case of short-term gains, more frequently than annually if determined by the Fund to be in the best interest of shareholders) all or substantially all of its net realized capital gains, if any, after offsetting any capital loss carryforwards. To the extent permitted by law, the Board may adopt a different schedule for making distributions as long as distributions of net investment income and net realized capital gains, if any, are made at least annually. A Fund’s distribution rate fluctuates over time for various reasons, and there can be no assurance that a Fund’s distributions will not decrease or that a Fund will make any distributions when scheduled.

Ordinary income dividends and capital gain distributions are reinvested based upon the NAV determined as of the close of the NYSE on the ex-dividend date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to Natixis Funds, contacting Natixis Funds at 800-225-5478 or visiting im.natixis.com to change your distribution option. In order for a change to be in effect for any dividend or distribution, it must be received by the Natixis Funds on or before the record date for such dividend or distribution.

If you elect to receive your dividends in cash and the dividend checks sent to you are returned as “undeliverable” to the Funds or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, U.S. federal tax information regarding Fund distributions will be furnished to each shareholder for each calendar year early in the succeeding year. Funds with significant investments in REITs typically request a 30-day extension to provide such federal tax information to their shareholders.

TAXES

The following discussion of certain U.S. federal income tax consequences of investing in a Fund is based on the Code, U.S. Treasury regulations, and other applicable authorities, all as of the date of this Statement. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investing in a Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situations and the possible application of foreign, state and local tax laws.

Taxation of the Funds

Each Fund has elected to be treated and intends to qualify and be eligible to be treated each year as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders under the Code, each Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (b) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”); (ii) diversify its holdings so that at the end of each quarter of a Fund’s taxable year (a) at least 50% of the value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to not more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest (1) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (2) in the securities of one or more QPTPs; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses, in each case determined with reference to any capital loss carryforwards) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived by a Fund from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived by a Fund from an interest in a QPTP (a partnership (a) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (b) that derives less than 90% of its income from the qualifying income described in (i)(a) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). Master limited partnerships in which a Fund invests may qualify as QPTPs. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.

For purposes of the diversification requirements set forth in (ii) above, the term “outstanding voting securities of an issuer” includes the equity securities of a QPTP. Also for purposes of the diversification requirements in (ii) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to identification of the issuer for a particular type of investment may adversely affect a Fund’s ability to satisfy the diversification requirements.

Assuming that it qualifies for treatment as a RIC, each Fund will not be subject to U.S. federal income tax on income or gains distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to satisfy the income, diversification or distribution requirements described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a Fund were ineligible to or did not cure such a failure for any year, or if the Fund otherwise were to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided in both cases that the shareholder meets certain holding period and other requirements in respect of a Fund’s shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for the special tax treatment accorded to RICs under the Code.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction). If a Fund retains any investment company taxable income, the Fund will be subject to tax at regular corporate rates on the amount retained. Each Fund also intends to distribute annually all or substantially all of its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a timely notice to its shareholders, who then in turn (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their respective shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. federal income tax returns to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Funds are not required to, and there can be no assurance that a Fund will, make this designation if a Fund retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a RIC generally may elect to treat any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) and certain late-year ordinary losses (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses, those losses will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. A Fund’s annual shareholder report will describe its available capital loss carryforwards (if any).

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31(or November 30 or December 31 of that year if the Fund is permitted to elect and so elects) of such year plus any such amounts retained from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 (or November 30 or December 31, if the Fund is permitted to elect and makes the election referred to above) generally are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end that makes the election described above, no such gains or losses will be so treated. Also for purposes of the excise tax, each Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund generally intends to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income to the extent of a Fund’s earnings and profits. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on the disposition of assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on the disposition of investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to a shareholder receiving such distributions as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. Distributions of the excess of net short-term capital gain over net long-term capital loss generally will be taxable to a shareholder receiving such distributions as ordinary income. Distributions from capital gains generally are made after applying any available capital loss carryforwards.

Distributions are taxable to shareholders as described herein even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable whether shareholders receive them in cash or in additional shares.

Dividends declared and payable by the Funds during October, November or December to shareholders of record on a date in any such month and paid by the Funds during the following January generally will be treated for U.S. federal income tax purposes as paid by the Funds and received by shareholders on December 31 of the year in which dividends are declared rather than the calendar year in which they are received.

Distributions of investment income properly reported by a Fund as derived from “qualified dividend income” will be taxable to individuals at the reduced rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to that Fund’s shares. In general, a dividend is not treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) or (b) treated as a passive foreign investment company (as defined below). Income derived from investments in derivatives, fixed-income securities and REITs generally is not eligible for treatment as qualified dividend income.

If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, excluding net long-term capital gain over net short-term capital loss, then 100% of the Fund’s dividends (other than properly reported Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

In general, properly reported dividends of net investment income received by corporate shareholders of a Fund generally will qualify for the dividends-received deduction available to corporations to the extent they are properly reported as being attributable to the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. In general, a dividend received by a Fund will not be treated as an eligible dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) otherwise by application of various provisions of the Code (for example, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock — generally, stock acquired with borrowed funds). Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction. Please reference the Funds’ website at im.natixis.com for the Funds’ historical corporate qualified dividends amounts. Data shown represents historical corporate qualified dividends amounts and is not an indication nor a guarantee of future results.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that, for U.S. federal income tax purposes, is treated as a loan by the Fund, generally will not constitute qualified dividend income to individual shareholders or be eligible for the dividends-received deduction for corporate shareholders.

Pursuant to proposed regulations on which RICs may rely, distributions by a RIC to its shareholders that the RIC properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by the RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A RIC is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital generally is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale, Exchange or Redemption of Shares

A sale, exchange or redemption of Fund shares generally will give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than twelve (12) months. Otherwise, gain or loss on the taxable disposition of Fund shares generally will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six (6) months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rules if other substantially identical shares of that Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Funds’ Prospectuses for more information.

Certain Fixed-Income and Other Instruments

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in a Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The Treasury and IRS have issued proposed regulations providing that this rule does not apply to the accrual of market discount. If this rule were to apply to the accrual of market discount, the Fund would be required to include in income any market discount as it takes the same into account on its financial statements. The Fund’s current practice is to include in income any market discount as it takes the same into account on its financial statements and therefore no changes to the Fund’s financial statements would be expected to result if Section 451 applied to the accrual of market discount.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of obligations, or other debt obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such obligations.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Passive Foreign Investment Companies

Funds that invest in foreign securities may own shares (or be treated as owning shares) in certain foreign entities that are treated as “passive foreign investment companies” (each a “PFIC”), which could potentially subject such Funds to U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from a disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may make certain elections to avoid the imposition of that tax. For example, a Fund may elect to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though the Fund had sold and repurchased its holdings in the PFIC on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. A Fund also may in certain cases elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund would be required to include in its income annually its share of the PFIC’s income and net capital gains, regardless of whether it receives any distributions from the PFIC.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund’s total return. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances. If a Fund indirectly invests in PFICs by virtue of the Fund’s investment in Underlying Funds, it may not make such PFIC elections; rather, the Underlying Funds directly investing in the PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

Foreign Taxes

Income, gains and proceeds received by a Fund from investments in securities of foreign issuers may be subject to foreign withholding and other taxes. This will decrease the Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at the Fund’s tax year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged arrangements (including those who invest in the Fund through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so.

If at the close of each quarter of a Fund’s taxable year, at least 50% of its total assets consists of interests in other RICs, the Fund will be a “qualified fund of funds.” In that case, the Fund is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund in respect of foreign securities held directly by the Fund or by an underlying fund in which its invests that itself elected to pass such taxes through to shareholders, so that shareholders of the Fund will be eligible to claim a tax credit or deduction for such taxes. However, even if the Fund qualifies to make such election for any year, it may determine not to do so.

Foreign Currency Transactions

Transactions in foreign currencies, foreign-currency denominated debt obligations and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions

A Fund’s investments in options, futures contracts, hedging transactions, forward contracts, swaps, structured notes, securities loans and certain other transactions may be subject to one or more special tax rules (including mark-to-market, constructive sale, straddle, notional principal contract, wash sale, short sale and other rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, or cause adjustments in the holding periods of Fund securities, thereby affecting whether capital gains and losses are treated as short-term or long-term in the Fund’s hands. These rules could therefore affect the amount, timing and/or character of distributions to Fund shareholders. Moreover, because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

The tax treatment of certain positions entered into by a Fund (including regulated futures contracts, certain foreign currency positions and certain listed non-equity options) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

A Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. These straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

Certain of a Fund’s investments in derivative instruments, foreign currency denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, may result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of a Fund’s distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid a fund-level tax.

REITs, REMICs, and TMPs

A Fund’s investments in REIT equity securities may result in the Fund receiving cash in excess of the REIT’s earnings; if the Fund distributes these amounts, such distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

A Fund may invest directly or indirectly (including through REITs) in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to a Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will generally be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, to the extent a Fund invests in such interests, it may not be a suitable investment for charitable remainder trusts (“CRTs”), as noted below. Each Fund does not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. See also the section “Tax-Exempt Shareholders” below for a discussion of the special tax consequences that may result where a tax-exempt entity invests in a RIC that recognizes excess inclusion income.

Investments in Other RICs

A Fund’s investments in shares of another mutual fund, ETF or another company that qualifies as a RIC (each, an “underlying RIC”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from such a Fund qualifying for treatment as a particular character (for example, long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC.

If a Fund receives dividends from another underlying RIC that qualifies as a RIC, and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If a Fund receives dividends from another underlying RIC that qualifies as a RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking effect,” a tax-exempt shareholder may realize UBTI by virtue of its investments in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs, as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply when CRTs invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (as defined in Section 664 of the Code) realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT (or other shareholder), and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Funds.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Non-U.S. Shareholders

Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“Foreign Persons”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual Foreign Person, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual Foreign Person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the Foreign Person of a trade or business within the United States under the special rules regarding the disposition of U.S. real property interests as described below. If a Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to a Foreign Person. The exception to withholding for interest-related dividends does not apply to distributions to a Foreign Person (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the Foreign Person is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, and (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the Foreign Person and the Foreign Person is a controlled foreign corporation. The Funds are permitted to report such part of their dividends as short-term capital gain and/or interest-related dividends as are eligible, but are not required to do so, and do not intend to report any eligible distributions as short-term capital gain or interest-related dividends.

In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as a short-term capital gain or interest-related dividend to shareholders. Foreign Persons should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to Foreign Persons other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A Foreign Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale or redemption of shares of a Fund unless (i) such gain is effectively connected with the conduct by the Foreign Person of a trade or business within the United States, (ii) in the case of an individual Foreign Person, the Foreign Person is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or redemption, and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the Foreign Person’s sale or redemption of shares of the Fund (as described below).

Foreign Persons with respect to whom income from a Fund is effectively connected with a trade or business conducted by the Foreign Person within the United States will in general be subject to U.S. federal net income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a Foreign Person is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the holder in the United States. More generally, Foreign Persons who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

Subject to certain exceptions (for example, for a fund that is a “United States real property holding corporation” as described below), a Fund is generally not required to withhold on the amount of a non-dividend distribution (i.e., a distribution that is not paid out of the Fund’s current or accumulated earnings and profits for the applicable taxable year) when paid to a beneficial holder of Fund shares who or which is a Foreign Person.

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.

If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a Foreign Person (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of Foreign Persons and would be subject to U.S. tax withholding. In addition, such distributions could result in the Foreign Person being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Foreign Person, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the Foreign Person’s current and past ownership of the Fund.

In addition, if an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% shareholder that is a Foreign Person, in which case such Foreign Person generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Shareholders of the Fund that are Foreign Persons also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

The Funds generally do not expect that they will be QIEs.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, Foreign Persons must comply with special certification and filing requirements relating to their non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign Persons should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for an exemption from the backup withholding tax described above or a reduced rate of withholding provided by treaty.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their financial interest in the Fund’s foreign financial accounts, if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax advisor, or if holding shares through an intermediary, their intermediary, regarding the applicability to them of this reporting requirement.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Certain Additional Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder of a Fund fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Foreign Persons described above (e.g., short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of such an investment in their particular tax situations.

Dividends and distributions, and gains from the sale of a Fund’s shares may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

PERFORMANCE INFORMATION

Yield and Total Return

Each Fund may advertise the yield and total return of each class of its shares. Each Fund’s yield and total return will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the relevant Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield and total return and the tax-exempt status of distributions should be considered when comparing a Fund’s yield and total return to yields and total returns published for other investment companies and other investment vehicles. Yield and total returns should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund. Yield and total returns may be stated with or without giving effect to any expense limitations in effect for a Fund. For those Funds that present yield and total returns reflecting an expense limitation, its yield and total return would have been lower if no limitation were in effect.

Each Fund may also present one or more distribution rates for each class in its sales literature. These rates will be determined by annualizing the class’s distributions from net investment income and net short-term capital gain over a recent 12-month, 3-month or 30-day period and dividing that amount by the NAV.

At any time in the future, yield and total return may be higher or lower than past yields or total returns, and there can be no assurance that any historical results will continue.

Investors in the Funds are specifically advised that share prices, expressed as the NAVs per share, will vary just as yield and total return will vary. An investor’s focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

Benchmark Comparisons

Performance information for a Fund with over one calendar year of performance history will be included in the Fund’s Prospectus (in the subsection “Risk/Return Bar Chart and Table” within the Fund Summary), along with the performance of an appropriate benchmark index. Because index comparisons are generally calculated as of the end of each month, index performance information under the “Since Inception,” “Life of Fund” or “Life of Class” headings in the Prospectus for Funds with less than ten years of performance history may not be coincident with the inception date of the Fund (or class, as applicable). In such instances, index performance is generally presented from the month-end nearest to the inception date of the Fund (or class, as applicable).

THIRD-PARTY INFORMATION

This document may contain references to third-party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates’ services, funds or other financial products.

The index information contained in the Prospectuses and this Statement is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third-party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

FINANCIAL STATEMENTS

The financial statements, financial highlights and the reports of PricewaterhouseCoopers LLP, the independent registered public accounting firm, included in the Funds’ annual report dated January 31, 2020 are incorporated herein by reference to such report. The Funds’ annual and semiannual reports are available upon request and without charge. Each Fund will send a single copy of its annual and semiannual report to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at 800-225-5478 or by writing to the Funds at 888 Boylston Street, Suite 800, Boston, MA 02199-8197 or by visiting the Funds’ website at im.natixis.com. The annual and semi-annual reports are also available on line at the SEC’s website at www.sec.gov.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Fund makes use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining the Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser’s view of their comparability to rated securities. The Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for the Fund does not mean that all securities held by the Fund will be rated in that category or higher. The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by S&P Global Ratings, Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Investor Services, Inc. (“Fitch”) or, if unrated, determined by the Adviser to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. Following is a description of S&P Global Ratings’, Moody’s, and Fitch’s ratings applicable to fixed-income securities.

S&P Global Ratings —A brief description of the applicable rating symbols of S&P Global Ratings and their meanings (as published by S&P Global Ratings) follows:

Issue Credit Rating

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation and the promise we impute; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligator’s capacity to meet its financial commitments on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

SPUR (S&P Underlying Rating)

A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P Global Ratings maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

D

‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

S&P Global Ratings Disclaimers

The analyses, including ratings, of S&P Global Ratings and its affiliates (together, S&P Global Ratings) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. S&P Global Ratings assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. S&P Global Ratings’ opinions and analyses do not address the suitability of any security. S&P Global Ratings does not act as a fiduciary or an investment advisor except where registered as such. While S&P Global Ratings has obtained information from sources it believes to be reliable, it does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: ‘L’ qualifier

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

Principal: ‘p’ qualifier

This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary Ratings: ‘prelim’ qualifier

Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination Structures: ‘t’ qualifier

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty Instrument Rating: ‘cir’ qualifier

This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive qualifiers (Inactive qualifiers are no longer applied or outstanding)

Contingent upon final documentation: ‘*’ inactive qualifier

This symbol indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

Termination of obligation to tender: ‘c’ inactive qualifier

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

U.S. direct government securities: ‘G’ inactive qualifier

The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

Public Information Ratings: ‘pi’ qualifier

This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

Provisional Ratings: ‘pr’ inactive qualifier

The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

Quantitative Analysis of public information: ‘q’ inactive qualifier

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

Extraordinary risks: ‘r’ inactive qualifier

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit-related risks. S&P Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Ratings

S&P Global Ratings issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer will differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s rating symbols and their meanings (as published by Moody’s) follows:

Moody’s Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Global Long-Term Rating Scale

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Issuer Ratings

Issuer Ratings are opinions of the ability of entities to honor senior unsecured debt and debt like obligations. As such, Issuer Ratings incorporate any external support that is expected to apply to all current and future issuance of senior unsecured financial obligations and contracts, such as explicit support stemming from a guarantee of all senior unsecured financial obligations and contracts, and/or implicit support for issuers subject to joint default analysis (e.g., banks and government-related issuers). Issuer Ratings do not incorporate support arrangements, such as guarantees, that apply only to specific (but not to all) senior unsecured financial obligations and contracts.

While Issuer Ratings reflect the risk that debt and debt-like claims are not serviced on a timely basis, they do not reflect the risk that a contract or other non-debt obligation will be subjected to commercial disputes. Additionally, while an issuer may have senior unsecured obligations held by both supranational institutions and central banks (e.g., IMF, European Central Bank), as well as other investors, Issuer Ratings reflect only the risks faced by other investors.

Long-Term and Short-Term Obligation Ratings

Moody’s assigns ratings to long-term and short-term financial obligations. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Medium-Term Note Program Ratings

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating and is defined elsewhere in this document.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Global Short-Term Rating Scale

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Issuer Ratings

Not included in Moody’s current definitions.

Fitch Investor Services, Inc. – A brief description of the applicable rating symbols of Fitch and their meanings (as published by Fitch) follows:

About Ratings and Rating Scales

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation (please see section Specific Limitations Relating to Credit Rating Scales for details). Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of historical default rates.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Issuer Default Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c.	the formal announcement by the issuer or their agent of a distressed debt exchange.

d.

a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD

: Restricted default.

‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

a.	an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

b.	has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

c.	has not otherwise ceased operating.

This would include:

i.	the selective payment default on a specific class or currency of debt;

ii.

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

iii.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel;

d.	ordinary execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Specific Limitations Relevant to Ratings Assigned Using the Primary Credit Rating Scale, Bank Viability Ratings and Bank Support Ratings

The following specific limitations relate to issuer default scales, ratings assigned to corporate finance obligations, ratings assigned to public finance obligations, ratings assigned to structured finance transactions, ratings assigned to global infrastructure and project finance transactions, ratings assigned for banks (Viability Ratings, Support Ratings, Support Floors), derivative counterparty ratings and insurer financial strength ratings.

•	The ratings do not predict a specific percentage of default likelihood or failure likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer (or an obligation with respect to structured finance transactions) default, except in the following cases:

•	Ratings assigned to individual obligations of issuers in corporate finance, banks, non-bank financial institutions, insurance and covered bonds.

•

In limited circumstances for U.S. public finance obligations where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues or during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•

The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default or in the case of bank Viability Ratings on its relative vulnerability to failure. For the avoidance of doubt, not all defaults will be considered a default for rating purposes. Typically, a default relates to a liability payable to an unaffiliated, outside investor.

•

The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of an issuer and/or of each rated tranche or security.

•	The ratings do not predict a specific percentage of extraordinary support likelihood over any given period.

•

In the case of bank Support Ratings and Support Rating Floors, the ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative likelihood of receiving external extraordinary support.

The ratings do not opine on the suitability of any security for investment or any other purposes.

Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Rating Actions

Assignment (New Rating)*:

A rating has been assigned to a previously unrated issuer or issue.

Publication (Publish)*:

Initial public announcement of a rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published. In cases where the publication coincides with a rating change, Fitch will only publish the changed rating. The rating history during the time when the rating was private will not be published.

Affirmations*

The rating has been reviewed with no change in rating. Ratings affirmations may also include an affirmation of, or change to, an Outlook when an Outlook is used.

Upgrade*:

The rating has been raised in the scale.

Downgrade*:

The rating has been lowered in the scale.

Reviewed No Action*:

The rating has been reviewed with no change in rating. Such action will be published on the agency’s website, but a rating action commentary will not be issued. This rating action is only available for routine structured finance and U.S. public finance surveillance activities and large portfolio/sector reviews in other groups. This is not applicable to ratings or rating modifiers that have changed (including Rating Watch, Rating Outlook or Recovery Ratings).

Matured*/Paid-In-Full:

a. ‘Matured’ – Denoted as ‘NR.’ This action is used when an issue has reached its redemption date and rating coverage is discontinued. This indicates that a previously rated issue has been repaid, but other issues of the same program (rated or unrated) may remain outstanding. For the convenience of investors, Fitch may also include issues relating to a rated issuer or transaction that are not and have not been rated on its section of the web page relating to the respective issuer or transaction. Such issues will also be denoted ‘NR’.

b. ‘Paid-In-Full’ – Denoted as ‘PIF.’ This action indicates that an issue has been paid in full. In covered bonds, PIF is only used when all issues of a program have been repaid.

Pre-refunded*:

Assigned to certain long-term U.S. Public Finance issues after Fitch assesses refunding escrow.

Withdrawn*:

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. Withdrawals may occur for one or several of the following reasons:

•	Incorrect or insufficient information.

•	Bankruptcy of the rated entity, debt restructuring or default.

•	Reorganization of rated entity (e.g. merger or acquisition of rated entity or rated entity no longer exists).

•	The debt instrument was taken private.

•	Withdrawal of a guarantor rating.

•	An Expected Rating that is no longer expected to convert to a Final Rating.

•	Criteria or policy change.

•	Bonds were pre-refunded, repaid early (off schedule), or canceled. This includes cases where the issuer has no debt outstanding and is no longer issuing debt.

•	Ratings are no longer considered relevant to the agency’s coverage.

•	Commercial reasons.

•	Other reasons.

When a public rating is withdrawn, Fitch will issue a Rating Action Commentary that details the current rating and Outlook or Watch status (if applicable), a statement that the rating is withdrawn and the reason for the withdrawal.

Withdrawals cannot be used to forestall a rating action. Every effort is therefore made to ensure that the rating opinion upon withdrawal reflects an updated view. Where significant elements of uncertainty remain (for example, a rating for an entity subject to a takeover bid) or where information is otherwise insufficient to support a revised opinion, the agency attempts when possible to indicate in the withdrawal disclosure the likely direction and scale of any rating movement had coverage been maintained.

Ratings that have been withdrawn will be indicated by the symbol ‘WD’.

Rating Modifier Actions

Modifiers include Rating Outlooks and Rating Watches.

Outlook Revision

Outlook revisions (e.g. to Rating Outlook Stable from Rating Outlook Positive) are used to indicate changes in the ratings trend. In structured finance transactions, the Outlook may be revised independently of a full review of the underlying rating.

An Outlook revision may also be used when a series of potential event risks has been identified, none of which individually warrants a Rating Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified that could lead to a change in ratings, but where the conditions and implications of that event are largely unclear and subject to high execution risk over a one- to two-year period.

Rating Watch On*:

The issue or issuer has been placed on active Rating Watch status.

Rating Watch Maintained*:

The issue or issuer has been reviewed and remains on active Rating Watch status.

Rating Watch Revision*:

Rating Watch status has changed.

Support Floor Rating Revision:

Applicable only to Support Ratings related to Financial Institutions, which are amended only with this action.

Under Review:

Applicable to ratings that may undergo a change in scale not related to changes in fundamental credit quality. Final action will be “Revision Rating”.

*

A rating action must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Ratings or Data Actions, or changes in rating modifiers, will meet this requirement. Actions that meet this requirement are noted with an * in the definitions.

XSFF33-0620

Registration Nos. 333-37314

811-09945

NATIXIS FUNDS TRUST IV

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)			Articles of Incorporation.

	(1)		The Registrant’s Second Restatement of Amended Agreement and Declaration of Trust dated June 2, 2005 is incorporated by reference to exhibit (a)(1) to post-effective amendment (“PEA”) No. 10 to the Registration Statement filed on April 28, 2006.

	(2)		Amendment No. 1 to Second Restatement of Amended Agreement and Declaration of Trust, dated August 6, 2007 is incorporated by reference to exhibit (a)(2) to PEA No. 12 to the Registration Statement filed on April 29, 2008.

	(3)		Amendment No. 2 dated September 15, 2017 to the Agreement and Declaration is incorporated by reference to exhibit (a)(3) to PEA No. 35 to the Registration Statement filed on April 27, 2018.

(b)			By-Laws.

	(1)		The Registrant’s Amended and Restated By-Laws dated September 23, 2008 are incorporated by reference to exhibit (b)(1) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

(c)			Instruments Defining Rights of Security Holders.

	(1)		Rights of shareholders are described in Article III and Article V of the Registrant’s Agreement and Declaration which is incorporated by reference to exhibit (c) to PEA No. 10 to the Registration Statement filed on April 28, 2006.

(d)			Investment Advisory Contracts.

	(1)		Advisory Agreement dated October 30, 2000, between the Registrant, on behalf of AEW Global Focused Real Estate Fund (formerly, the AEW Real Estate Fund), and AEW Capital Management, L.P. (“AEW”) is incorporated by reference to exhibit (d)(1) to PEA No. 1 to the Registration Statement filed on October 30, 2000.

		(i)	Addendum dated May 31, 2019 to the Advisory Agreement dated October 30, 2000, between the Registrant, on behalf of AEW Global Focused Real Estate Fund, and AEW is incorporated by reference to exhibit (d)(1)(i) to PEA No. 40 to the Registration Statement filed on May 30, 2019.

	(2)		Advisory Agreement dated February 28, 2017, between the Registrant, on behalf of Natixis Sustainable Future Funds®, and Natixis Advisors, L.P. (“Natixis Advisors”) is incorporated by reference to exhibit (d)(2) to PEA No. 29 to the Registration Statement filed on February 27, 2017.

		(i)	Revised Schedule B dated October 15, 2018, to the Advisory Agreement dated February 28, 2017, between the Registrant, on behalf of Natixis Sustainable Future Funds®, and Natixis Advisors is incorporated by reference to exhibit (d)(2)(i) to PEA No. 39 to the Registration Statement filed on March 29, 2019.

	(3)		Sub-advisory Agreement dated March 29, 2019, among Registrant on behalf of Natixis Sustainable Future Funds® (Mirova Global Sustainable Equity Segment and the Mirova Carbon Neutral U.S. Equity Segment), Natixis Advisors and Mirova US LLC (“Mirova US”) is incorporated by reference to exhibit (d)(3) to PEA No. 39 to the Registration Statement filed on March 29, 2019.

	(4)		Sub-advisory Agreement dated February 28, 2017, among Registrant on behalf of Natixis Sustainable Future Funds®, Natixis Advisors and Wilshire Associates Incorporated (“Wilshire”) is incorporated by reference to exhibit (d)(4) to PEA No. 29 to the Registration Statement filed on February 27, 2017.

	(5)		Sub-advisory Agreement dated April 30, 2019, among Registrant on behalf of Natixis Sustainable Future Funds®, Natixis Advisors and Loomis, Sayles & Company, L.P. (Loomis Sayles) is incorporated by reference to exhibit (d)(5) to PEA No. 40 to the Registration Statement filed on May 30, 2019.

	(6)		Sub-advisory Agreement dated April 30, 2019, among Registrant on behalf of Natixis Sustainable Future Funds®, Natixis Advisors and Harris Associates, L.P. (“Harris Associates”) is incorporated by reference to exhibit (d)(6) to PEA No. 40 to the Registration Statement filed on May 30, 2019.

(e)			Underwriting Contracts.

	(1)		Distribution Agreement dated March 3, 2003, between Registrant, on behalf of AEW Global Focused Real Estate Fund, and Natixis Distribution, L.P. (“Natixis Distribution”), is incorporated by reference to PEA No. 5 to the Registration Statement filed on April 29, 2003.

	(2)		Distribution Agreement dated February 28, 2017, between Registrant, on behalf of Natixis Sustainable Future Funds®, and Natixis Distribution, is incorporated by reference to exhibit (e)(2) to PEA No. 29 to the Registration Statement filed on February 27, 2017.

	(3)		Form of Dealer Agreement used by Natixis Distribution is filed herewith.

(f)			Bonus or Profit Sharing Contracts.

	(1)		Not Applicable.

(g)			Custodian Agreements.

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	(1)		Master Custodian Agreement dated September 1, 2005, among the Registrant, on behalf its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, and State Street Bank and Trust Company (“State Street”) is incorporated by reference to exhibit (g)(1) to PEA No. 10 to the Registration Statement filed on April 28, 2006.

	(2)		Amendment No. 1 dated September 15, 2006 to Master Custody Agreement dated September 1, 2005 between Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, and State Street is incorporated by reference to exhibit (g)(2) to PEA No. 11 to the Registration Statement filed on April 27, 2007.

	(3)		Amendment to Master Custody Agreement dated October 14, 2016 by and among the Registrant, on behalf of its series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and State Street is incorporated by reference to exhibit (g)(3) PEA No. 28 to the Registration Statement filed on December 15, 2016.

(h)			Other Material Contracts.

	(1)	(i)	Transfer Agency and Services Agreement dated October 1, 2005, among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, and DST Asset Manager Solutions, Inc. (formerly, Boston Financial Data Services, Inc.) (“ DST”) is incorporated by reference to exhibit (h)(1)(i) to PEA No. 10 to the Registration Statement filed on April 28, 2006.

		(ii)	Amendment dated October 1, 2008 to Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, and DST is incorporated by reference to exhibit (h)(1)(iv) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

		(iii)	Amendment dated October 1, 2011 to the Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and DST is incorporated by reference to exhibit (h)(1)(iii) to PEA No. 18 to the Registration Statement filed on April 27, 2012.

		(iv)	Amendment dated February 21, 2012 to the Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and DST is incorporated by reference to exhibit (h)(1)(iv) to PEA No. 18 to the Registration Statement filed on April 27, 2012.

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	(v)	Addendum dated September 12, 2014 to the Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and DST is incorporated by reference to exhibit (h)(1)(v) to PEA No. 24 to the Registration Statement filed on April 29, 2015.

	(vi)	Amendment dated September 19, 2014 to the Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and DST is incorporated by reference to exhibit (h)(1)(vi) to PEA No. 24 to the Registration Statement filed on April 29, 2015.

	(vii)	Amendment dated October 1, 2017 to Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II, Gateway Trust and DST is incorporated by reference to exhibit (h)(1)(viii) to PEA No. 35 to the Registration Statement filed on April 27, 2018.

	(viii)	Revised Appendix A dated December 31, 2018 to the Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and DST is incorporated by reference to exhibit (h)(1)(viii) to PEA No. 39 to the Registration Statement filed on March 29, 2019.

(2)	(i)	Administrative Services Agreement dated January 3, 2005, between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis Advisors, L.P. (“Natixis Advisors”) is filed herewith.

	(ii)	First Amendment dated November 1, 2005 to the Administrative Services Agreement between the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis Advisors is incorporated by reference to exhibit (h)(2)(ii) to PEA No. 10 to the Registration Statement filed on April 28, 2006.

	(iii)	Second Amendment dated January 1, 2006 to the Administrative Services Agreement between the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis Advisors is incorporated by reference to exhibit (h)(2)(iii) to PEA No. 10 to the Registration Statement filed on April 28, 2006.

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(iv)	Third Amendment dated July 1, 2007 to the Administrative Services Agreement between the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis Advisors is incorporated by reference to exhibit (h)(2)(iv) to PEA No. 12 to the Registration Statement filed on April 29, 2008.

(v)	Fourth Amendment dated September 17, 2007 to the Administrative Services Agreement between the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis Advisors is incorporated by reference to exhibit (h)(2)(v) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

(vi)	Fifth Amendment dated February 1, 2008 to the Administrative Services Agreement between the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis Advisors is incorporated by reference to exhibit (h)(2)(vi) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

(vii)	Sixth Amendment dated February 19, 2008 to the Administrative Services Agreement between the Registrant on behalf of its series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(vii) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

(viii)	Seventh Amendment dated July 1, 2008 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(viii) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

(ix)	Eighth Amendment dated September 29, 2008 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(ix) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

(x)	Ninth Amendment dated October 31, 2008 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(x) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

(xi)	Tenth Amendment dated January 9, 2009 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xi) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

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(xii)	Eleventh Amendment dated July 27, 2009 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xii) to PEA No. 14 to the Registration Statement filed on March 1, 2010.

(xiii)	Twelfth Amendment dated February 25, 2010 to the Administrative Services Agreement between Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xiii) to PEA No. 14 to the Registration Statement filed on March 1, 2010.

(xiv)	Thirteenth Amendment dated July 1, 2010 to the Administrative Services Agreement between Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xiv) to PEA No. 16 to the Registration Statement filed on April 30, 2011.

(xv)	Fourteenth Amendment dated September 21, 2010 to the Administrative Services Agreement between Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xv) to PEA No. 16 to the Registration Statement filed on April 30, 2011.

(xvi)	Fifteenth Amendment dated December 14, 2010 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xvi) to PEA No. 16 to the Registration Statement filed on April 30, 2011.

(xvii)	Sixteenth Amendment dated July 1, 2011 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xvii) to PEA No. 18 to the Registration Statement filed on April 27, 2012.

(xviii)	Seventeenth Amendment dated September 16, 2011 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xviii) to PEA No. 18 to the Registration Statement filed on April 27, 2012.

6

(xix)	Eighteenth Amendment dated March 28, 2012 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xix) to PEA No. 18 to the Registration Statement filed on April 27, 2012.

(xx)	Nineteenth Amendment dated June 29, 2012 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xx) to PEA No. 20 to the Registration Statement filed on April 29, 2013.

(xxi)	Twentieth Amendment dated November 16, 2012 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xxi) to PEA No. 20 to the Registration Statement filed on April 29, 2013.

(xxii)	Twenty-First Amendment dated September 26, 2013 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xxii) to PEA No. 20 to the Registration Statement filed on April 29, 2014.

(xxiii)	Twenty-Second Amendment dated February 10, 2014 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xxiii) to PEA No. 22 to the Registration Statement filed on April 29, 2014.

(xxiv)	Twenty-Third Amendment dated July 1, 2014 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xxiv) to PEA No. 24 to the Registration Statement filed on April 29, 2015.

(xxv)	Twenty-Fourth Amendment dated July 10, 2014 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xxiv) to PEA No. 24 to the Registration Statement filed on April 29, 2015.

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(xxvi)	Twenty-Fifth Amendment dated September 30, 2014 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xxiv) to PEA No. 24 to the Registration Statement filed on April 29, 2015.

(xxvii)	Twenty-Sixth Amendment dated December 1, 2014 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xxiv) to PEA No. 24 to the Registration Statement filed on April 29, 2015.

(xxviii)	Twenty-Seventh Amendment dated June 30, 2015 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xxviii) to PEA No. 26 to the Registration Statement filed on April 28, 2016.

(xxix)	Twenty-Eighth Amendment dated November 30, 2015 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xxix) to PEA No. 26 to the Registration Statement filed on April 28, 2016.

(xxx)	Twenty-Ninth Amendment dated March 31, 2016 to the Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xxx) to PEA No. 26 to the Registration Statement filed on April 28, 2016.

(xxxi)	Thirtieth Amendment dated October 14, 2016 to the Administrative Services Agreement by and between the Registrant, on behalf of its series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust, Natixis ETF Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xxxi) to PEA No. 28 to the Registration Statement filed on December 15, 2016.

(xxxii)	Thirty-first Amendment dated November 30, 2016 to the Administrative Services Agreement between the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust, Natixis ETF Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xxxii) to PEA No. 28 to the Registration Statement filed on December 15, 2016.

(xxxiii)	Thirty-second Amendment dated February 28, 2017 to the Administrative Services Agreement between the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust, Natixis ETF Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xxxiii) to PEA No. 29 to the Registration Statement filed on February 27, 2017.

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	(xxxiv)	Thirty-third Amendment dated December 26, 2017 to the Administrative Services Agreement between the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds II, Gateway Trust, Natixis ETF Trust and Natixis Advisors is incorporated by reference to exhibit (h)(2)(xxxiv) to PEA No. 35 to the Registration Statement filed on April 27, 2018.

	(xxxv)	Thirty-fourth Amendment dated July 1, 2018 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(2)(xxxv) to PEA No. 39 to the Registration Statement filed on March 29, 2019.

	(xxxvi)	Thirty-fifth Amendment dated December 28, 2018 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(2)(xxxvi) to PEA No. 39 to the Registration Statement filed on March 29, 2019.

	(xxxvii)	Thirty-sixth Amendment dated July 1, 2019 to the Administrative Services Agreement is filed herewith.

(3)	(i)	Fee Waiver/Reimbursement Undertakings dated May 31, 2020 between AEW and the Registrant, on behalf of AEW Global Focused Real Estate Fund, is filed herewith.

	(ii)	Expense Reimbursement Undertaking of Transfer Agency Expenses for Class N shares dated December 4, 2019 between Natixis Advisors and the Registrant, on behalf of AEW Global Focused Real Estate Fund, is filed herewith.

	(iii)	Fee Waiver/Reimbursement Undertakings dated May 31, 2020 between Natixis Advisors and the Registrant, on behalf of Natixis Sustainable Future Funds®, is filed herewith.

	(iv)	Fee Waiver/Expense Reimbursement Undertaking of Transfer Agency Expenses for Class N shares for certain accounts dated September 30, 2019 between Natixis Advisors and the Registrant, on behalf of AEW Global Focused Real Estate Fund and Natixis Sustainable Future Funds® is filed herewith.

(4)	(i)	Securities Lending Agency Agreement dated September 1, 2005 between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, and State Street Bank is incorporated by reference to exhibit (h)(4) to PEA No. 10 to the Registration Statement filed on April 28, 2006.

	(ii)	First Amendment dated December 20, 2005 to the Securities Lending Authorization Agreement between the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II and State Street is incorporated by reference to exhibit (h)(4)(ii) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

9

		(iii)	Second Amendment dated February 29, 2008 to the Securities Lending Authorization Agreement between the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II and State Street is incorporated by reference to exhibit (h)(4)(iii) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

		(iv)	Third Amendment dated January 1, 2011 to the Securities Lending Authorization Agreement between the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II and State Street is incorporated by reference to exhibit (h)(4)(iv) to PEA No. 16 to the Registration Statement filed on April 30, 2011.

	(5)		Reliance Agreement for Exchange Privileges dated June 30, 2009 by and among the Registrant, Natixis Funds Trust I, Natixis Funds II, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust is incorporated by reference to exhibit (h)(5) to PEA No. 14 to the Registration Statement filed on March 1, 2010.

	(6)		Master Administration Agreement dated May 10, 2018 between the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust, Natixis ETF Trust and State Street is incorporated by reference to exhibit (h)(6) to PEA No. 37 to the Registration Statement filed on May 30, 2018.

(i)			Legal Opinion.

	(1)		Opinion and consent of counsel with respect to the AEW Global Focused Real Estate Fund is incorporated by reference to exhibit (i)(1) to PEA No. 2 to the Registration Statement filed on September 1, 2000.

	(2)		Opinion and consent of counsel with respect to the Natixis Sustainable Future Funds® is incorporated by reference to exhibit (i)(2) to PEA No. 29 to the Registration Statement filed on February 27, 2017.

(j)			Other Opinions.

	(1)		Consent of Independent Registered Public Accounting Firm for Natixis Sustainable Future 2015 Fund, Natixis Sustainable Future 2020 Fund, Natixis Sustainable Future 2025 Fund, Natixis Sustainable Future 2030 Fund, Natixis Sustainable Future 2035 Fund, Natixis Sustainable Future 2040 Fund, Natixis Sustainable Future 2045 Fund, Natixis Sustainable Future 2050 Fund, Natixis Sustainable Future 2055 Fund and Natixis Sustainable Future 2060 Fund is filed herewith.

	(2)		Consent of Independent Registered Public Accounting Firm for AEW Global Focused Real Estate Fund is filed herewith.

(k)			Omitted Financial Statements.

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	(1)	Not Applicable.

(l)		Initial Capital Agreements.

	(1)	Subscription Agreement between Registrant, on behalf of AEW Global Focused Real Estate Fund, and AEW is incorporated by reference to exhibit (l)(1) PEA No. 2 to the Registration Statement filed on September 1, 2000.

(m)		Rule 12b-1 Plans.

	(1)	Service Plan for the Class A shares of AEW Global Focused Real Estate Fund is incorporated by reference to exhibit (m)(1) to PEA No. 2 to the Registration Statement filed on December 29, 2000.

	(2)	Distribution and Service Plan for the Class C shares of AEW Global Focused Real Estate Fund is incorporated by reference to exhibit (m)(3) to PEA No. 2 to the Registration Statement filed on December 29, 2000.

	(3)	12b-1 Plan relating to the Class T shares of AEW Global Focused Real Estate Fund is incorporated by reference to exhibit (m)(3) to PEA No. 31 to the Registration Statement filed on March 31, 2017.

(n)		Rule 18f-3 Plan.

	(1)	Registrant’s Plan pursuant to Rule 18f-3(d) under the 1940 Act, as amended, September 15, 2017 is incorporated by reference to exhibit (n)(1) to PEA No. 35 to the Registration Statement filed on April 27, 2018.

(p)		Code of Ethics.

	(1)	Code of Ethics of Registrant dated September 14, 2007, as amended September 30, 2016 is incorporated by reference to exhibit (p)(1) to PEA No. 28 to the Registration Statement filed on December 15, 2016.

	(2)	Code of Ethics dated May 2011, as amended September 15, 2019 for AEW is filed herewith.

	(3)	Code of Ethics dated January 1, 2010, as amended January 1, 2018 for Natixis Advisors and Natixis Distribution is incorporated by reference to exhibit (p)(3) to PEA No. 39 to the Registration Statement filed on March 29, 2019.

	(4)	Code of Ethics dated June 23, 2015, as amended July 5, 2019 for Mirova US is filed herewith.

	(5)	Code of Ethics dated January 2015, as amended September 2018 for Wilshire is incorporated by reference to exhibit (p)(5) to PEA No. 39 to the Registration Statement filed on March 29, 2019.

	(6)	Code of Ethics dated September 30, 2005 as amended September 30, 2019 for Harris Associates is filed herewith.

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	(7)	Code of Ethics dated January 14, 2000 as amended April 18, 2018 of Loomis Sayles is incorporated by reference to exhibit (p)(7) to PEA 40 to the Registration Statement filed on May 30, 2019.

(q)		Powers of Attorney

	(1)	Power of Attorney for Kevin P. Charleston, Kenneth A. Drucker, Edmond J. English, David L. Giunta, Richard A. Goglia, Wendell J. Knox, Martin T. Meehan, Maureen B. Mitchell, James P. Palermo, Erik R. Sirri, Peter J. Smail and Cynthia L. Walker dated December 5, 2018, effective December 10, 2018, designating John M. Loder, Russell Kane, Kirk D. Johnson and Michael Kardok as attorneys to sign for each Trustee is incorporated by reference to exhibit (q)(1) to PEA No. 39 to the Registration Statement filed on March 29, 2019.

	(2)	Power of Attorney for Kirk A. Sykes dated August 24, 2019, effective September 1, 2019, designating John M. Loder, Russell Kane, Kirk Johnson and Michael Kardok as attorneys to sign for such Trustee is filed herewith.

Item 29. Persons Controlled by or under Common Control with the Fund

None. The Registrant is not aware of any person controlled or under common control with the Registrant. As of May 1, 2020, the persons listed below owned 25% or more of the outstanding voting securities of one or more series of the Registrant and thus may be deemed to “control” the series within the meaning of section 2(a)(9) of the 1940 Act:*

Fund	Shareholder and Address	Percentage of shares held
Natixis Sustainable Future 2015 Fund®	Natixis Investment Managers, LLC Boston, MA 02199-8197	65.75%
Natixis Sustainable Future 2020 Fund®	Natixis Investment Managers, LLC Boston, MA 02199-8197	82.65%
Natixis Sustainable Future 2025 Fund®	Natixis Investment Managers, LLC Boston, MA 02199-8197	64.38%
Natixis Sustainable Future 2030 Fund®	Natixis Investment Managers, LLC Boston, MA 02199-8197	50.03%
	Matrix Trust Company Denver, CO 80202-3304	29.23%
Natixis Sustainable Future 2035 Fund®	Natixis Investment Managers, LLC Boston, MA 02199-8197	54.87%
Natixis Sustainable Future 2040 Fund®	Natixis Investment Managers, LLC Boston, MA 02199-8197	53.44%

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Natixis Sustainable Future 2045 Fund®	Natixis Investment Managers, LLC Boston, MA 02199-8197	49.88%
Natixis Sustainable Future 2050 Fund®	Natixis Investment Managers, LLC Boston, MA 02199-8197	53.68%
Natixis Sustainable Future 2055 Fund®	Natixis Investment Managers, LLC Boston, MA 02199-8197	64.71%
Natixis Sustainable Future 2060 Fund®	Natixis Investment Managers, LLC Boston, MA 02199-8197	80.77%

*

Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of the Fund, it may be deemed to “control” the Fund within the meaning of the 1940 Act.

Item 30. Indemnification

Under Article 5 of the Registrant’s By-Laws, any past or present Trustee or officer of the Registrant (hereinafter referred to as a “Covered Person”) shall be indemnified to the fullest extent permitted by law against all liability and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding to which he or she may be a party or otherwise involved by reason of his or her being or having been a Covered Person. That provision does not authorize indemnification when it is determined that such Covered Person would otherwise be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. This description is modified in its entirety by the provision of Article 5 of the Registrant’s By-Laws incorporated by reference to exhibit (b)(1) to PEA No. 13 to the Registration Statement filed on April 30, 2009.

The Distribution Agreement, the Master Custodian Agreement, the Transfer Agency and Service Agreement and the Administrative Services Agreement (the “Agreements”) described in this Registration Statement provide for indemnification. The general effect of these provisions is to indemnify entities contracting with the Registrant against liability and expenses in certain circumstances. This description is modified in its entirety by the provisions of the Agreements as contained in this Registration Statement and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any claim, action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

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Registrant and its Trustees, officers and employees are insured, under a policy of insurance maintained by the Registrant in conjunction with Natixis Investment Managers, LLC and its affiliates, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer for any claim arising out of any fraudulent act or omission, any dishonest act or omission or any criminal act or omission of the Trustee or officer.

Item 31. Business and Other Connections of Investment Adviser

(a)	AEW, the adviser to the AEW Global Focused Real Estate Fund, provides investment advice to a number of other organizations, institutional clients and individuals.

The list required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of AEW during the past two years is incorporated herein by reference to schedule A, C and D of Form ADV filed by AEW pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (SEC file No. 801-48034; IARD/CRD No. 108638).

(b)	Natixis Advisors, a wholly owned subsidiary Natixis Investment Managers, LLC, serves as investment adviser to the Natixis Sustainable Future Funds®. Natixis Advisors was organized in 1995.

The list required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of Natixis Advisors during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Natixis Advisors pursuant to the Advisers Act (SEC File No. 801-48408; IARD/CRD No. 106800).

(c)	Mirova US, a wholly owned subsidiary of Mirova, serves as a subadviser to the Natixis Sustainable Future Funds® and provides investment advice to a number of other organizations and individuals.

The list required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of Mirova US during the past two years is incorporated herein by reference to schedules A, C, and D of Form ADV filed by Mirova US pursuant to the Advisers Act (SEC file No. 801-114631; IARD/ CRD no. 300152).

(d)	Wilshire serves as a subadviser to the Registrant’s Natixis Sustainable Future Funds® and provides investment advice to a number of other registered investment companies and to other organizations and individuals.

The list required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of Wilshire during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Wilshire pursuant to the Advisers Act (SEC file No. 801-36233; IARD/CRD No. 6210).

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(e)	Harris Associates serves as a subadviser to the Registrant’s Natixis Sustainable Future Funds®. Harris Associates serves as investment adviser to mutual funds, individuals, trusts, retirement plans, endowments and foundations, and manages several private partnerships, and is a registered commodity trading adviser and commodity pool operator.

The list required by this Item 31 regarding any other business, profession or employment of a substantial nature engaged in by officers and partners of Harris Associates during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Harris Associates pursuant to the Advisers Act (SEC File No. 801-50333; IARD/CRD No. 106960).

(f)	Loomis Sayles, a subsidiary of Natixis Investment Managers, LLC, serves as a subadviser to the Registrant’s Natixis Sustainable Future Funds® and provides investment advice to a number of other registered investment companies and to other organizations and individuals.

The list required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of Loomis Sayles during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Loomis Sayles pursuant to the Advisers Act (SEC file No. 801-170; IARD/CRD No. 105377).

Item 32. Principal Underwriter

(a)	Natixis Distribution, L.P., the principal underwriter of the Registrant, also serves as principal underwriter for:

Natixis Funds Trust I

Natixis Funds Trust II

Loomis Sayles Funds I

Loomis Sayles Funds II

Gateway Trust

Investment Managers Series Trust

(b)	The general partner and officers of the Registrant’s principal underwriter, Natixis Distribution, L.P., and their addresses are as follows:

Name	Positions and Offices with Principal Underwriter	Positions and Offices with Registrant
Natixis Distribution Corporation	General Partner	None

David L. Giunta	President and Chief Executive Officer, Natixis Investment Managers, U.S. and Canadian Distribution	President and Chief Executive Officer, Natixis Investment Managers, U.S. and Canadian Distribution

Russell Kane	Executive Vice President, General Counsel, Secretary and Clerk	Secretary, Clerk and Chief Legal Officer

15

Name	Positions and Offices with Principal Underwriter	Positions and Offices with Registrant
Kirk D. Johnson	Senior Vice President, Deputy General Counsel, Assistant Secretary, Assistant Clerk and Chief Compliance Officer for Mutual Funds	Chief Compliance Officer, Anti-Money Laundering Officer and Assistant Secretary

Michael Kardok	Senior Vice President	Treasurer, Principal Financial and Accounting Officer

Beatriz Pina Smith	Executive Vice President, Treasurer and Chief Financial Officer	None

Anthony Loureiro	Senior Vice President, Chief Compliance Officer-Broker/Dealer and Anti-Money Laundering Compliance Officer	None

Marilyn Rosh	Senior Vice President and Controller	None

Matthew Coldren	Executive Vice President	None

Mark Doyle	Executive Vice President	None

Ed Farrington	Executive Vice President	None

Marina Gross	Executive Vice President	None

Robert Hussey	Executive Vice President	None

George Marootian	Executive Vice President	None

Dan Santaniello	Executive Vice President	None

Claudine Ciccia	Senior Vice President	None

James Cove	Senior Vice President	None

Abhijeet Dalvi	Senior Vice President	None

Carlie Donovan	Senior Vice President	None

Daphne Du	Senior Vice President	None

Joseph Duffey	Senior Vice President	None

Tracy F. Duffy	Senior Vice President	None

Dineen Dusablon	Senior Vice President	None

Nick Elward	Senior Vice President	None

16

Name	Positions and Offices with Principal Underwriter	Positions and Offices with Registrant
Sean Foley	Senior Vice President	None

Matt Garzone	Senior Vice President	None

Alaina Giampapa	Senior Vice President	None

David Goodsell	Senior Vice President	None

Peter Gozelski	Senior Vice President	None

Kenneth Herold	Senior Vice President	None

John Janasiewicz	Senior Vice President	None

Jeff Keselman	Senior Vice President	None

Joe Klimas	Senior Vice President	None

Pete Klos	Senior Vice President	None

Joseph Labresh	Senior Vice President	None

David Lafferty	Senior Vice President	None

Karyn Lee	Senior Vice President	None

Cyndi Lyons	Senior Vice President	None

Robert Lyons	Senior Vice President	None

Neil Martin	Senior Vice President	None

Mark Mason	Senior Vice President	None

Maureen O’Neill	Senior Vice President	None

Stacie Paoletti	Senior Vice President	None

Meghan Peachey	Senior Vice President	None

Rebecca Poulin	Senior Vice President	None

Daniel Price	Senior Vice President	None

Jim Roach	Senior Vice President	None

Jennifer Round	Senior Vice President	None

17

Name	Positions and Offices with Principal Underwriter	Positions and Offices with Registrant
Christopher Sharpe	Senior Vice President	None

Susan St. Germain	Senior Vice President	None

David Vallon	Senior Vice President	None

Susannah Wardly	Senior Vice President	None

Paul Anderson	Managing Director	None

Albert Barbaro	Managing Director	None

Pat Fitzsimons	Managing Director	None

Eric Foster	Managing Director	None

Robert Hinkle	Managing Director	None

Christopher Hunter	Managing Director	None

Sean Kane	Managing Director	None

Dan Lynch	Managing Director	None

Ian MacDuff	Managing Director	None

Shawn McClain	Managing Director	None

Ryan McNeill	Managing Director	None

Mike Muti	Managing Director	None

Chuck Nancik	Managing Director	None

Chris Segalini	Managing Director	None

Bill Slimbaugh	Managing Director	None

The principal business address of all the above persons or entities is 888 Boylston Street

Boston, Massachusetts 02199-8197.

(c)	Not Applicable.

Item 33. Location of Accounts and Records

The following companies, in the aggregate, maintain possession of the documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder:

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(a)		For all series of Registrant:

	(i)	Natixis Funds Trust IV
888 Boylston Street
Boston, Massachusetts 02199-8197

	(ii)	State Street Bank and Trust Company
1 Lincoln Street
Boston, Massachusetts 02110

	(iv)	Natixis Distribution, L.P.
888 Boylston Street
Boston, Massachusetts 02199-8197

	(v)	DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

(b)		For series of the Registrant managed by Natixis Advisors: Natixis Advisors, L.P. 888 Boylston Street Boston, Massachusetts 02199-8197

(c)		For the series of the Registrant managed by AEW: AEW Capital Management, L.P.
World Trade Center East
Two Seaport Lane
Boston, Massachusetts 02210

(d)		For the series of the Registrant managed by Mirova US: Mirova US LLC 888 Boylston Street Boston, Massachusetts 02199-8197

(e)		For series of the Registrant managed by Wilshire: Wilshire Associates Incorporated 1299 Ocean Avenue, Suite 700 Santa Monica, CA 90401

(f)		For the series of the Registrant managed by Harris Associates: Harris Associates L.P. 111 S. Wacker Drive, Suite 4600 Chicago, IL 60606

(g)		For the series of the Registrant managed by Loomis Sayles: Loomis, Sayles & Company, L.P. One Financial Center Boston, Massachusetts 02111

19

Item 34. Management Services

None

Item 35. Undertakings

The Registrant undertakes to provide the annual report of any of its series to any person who receives a prospectus for such series and who requests the annual report.

20

NATIXIS FUNDS TRUST IV

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 29th day of May, 2020.

NATIXIS FUNDS TRUST IV

By:	/s/ David L. Giunta
David L. Giunta
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ David L. Giunta
David L. Giunta	President, Chief Executive	May 29, 2020
Officer and Trustee

/s/ Michael Kardok
Michael C. Kardok	Treasurer and Principal Financial Officer and Principal Accounting Officer	May 29, 2020

Kevin P. Charleston*
Kevin P. Charleston	Trustee	May 29, 2020

Kenneth A. Drucker*
Kenneth A. Drucker	Trustee, Chairperson of the Board	May 29, 2020

Edmond J. English*
Edmond J. English	Trustee	May 29, 2020

Richard A. Goglia*
Richard A. Goglia	Trustee	May 29, 2020

Wendell J. Knox*
Wendell J. Knox	Trustee	May 29, 2020

Martin T. Meehan*
Martin T. Meehan	Trustee	May 29, 2020

Maureen B. Mitchell*
Maureen B. Mitchell	Trustee	May 29, 2020

James P. Palermo*
James P. Palermo	Trustee	May 29, 2020

Erik R. Sirri*
Erik R. Sirri	Trustee	May 29, 2020

Peter J. Smail*
Peter J. Smail	Trustee	May 29, 2020

Kirk A. Sykes*
Kirk A. Sykes	Trustee	May 29, 2020

Cynthia L. Walker*
Cynthia L. Walker	Trustee	May 29, 2020

*By:	/s/ Russell Kane
Russell Kane
Attorney-In-Fact [1,2]
May 29, 2020

[1]

Power of Attorney for Kevin P. Charleston, Kenneth A. Drucker, Edmond J. English, David L. Giunta, Richard A. Goglia, Wendell J. Knox, Martin T. Meehan, Maureen B. Mitchell, James P. Palermo, Erik R. Sirri, Peter J. Smail and Cynthia L. Walker dated December 5, 2018, effective December 10, 2018, designating John M. Loder, Russell Kane, Kirk D. Johnson and Michael Kardok as attorneys to sign for each Trustee is incorporated by reference to exhibit (q)(1) to PEA No. 39 to the Registration Statement filed on March 29, 2019.

[2]

Power of Attorney for Kirk A. Sykes dated August 24, 2019, effective September 1, 2019, designating John M. Loder, Russell Kane, Kirk Johnson and Michael Kardok as attorneys to sign for Mr. Sykes is filed herewith.